Exhibit 4.1

EXECUTION COPY

Dated 21 January 2007

MILLICOM PAKISTAN B.V.

and

MILLICOM INTERNATIONAL CELLULAR S.A.

and

CHINA MOBILE COMMUNICATIONS CORPORATION

SHARE PURCHASE AGREEMENT

relating to the sale and purchase of 88.86% of the issued share capital of Paktel Limited

Linklaters

One Silk Street
London EC2Y 8HQ

Telephone (44-20) 7456 2000
Facsimile (44-20) 7456 2222

Ref: W. Buckley / S. Basu

Table of Contents

Contents		Page

1	Interpretation	2

2	Agreement to Sell the Shares	7

3	Consideration	7

4	Condition	7

5	Pre-Closing	9

6	Closing and Post-Closing	11

7	Warranties	14

8	Limitation on Liability	15

9	Claims	17

10	Confidentiality	18

11	Other Provisions	20

Schedule 1 Particulars of the Company		30

Schedule 2 Seller’s Guarantees		31

Schedule 3 Technical Services Agreements		33

Schedule 4 Closing and Post-Closing Obligations (Clause 6)		34

Schedule 5 Warranties Given by the Seller under Clause 7-1		37

Schedule 6 Part 1 Paktel’s Bank Debt		43

Schedule 6 Part 2 Paktel’s Vendor Financing Facilities		45

Exhibit A Data Room Index (for documents provided to Purchaser on or prior to 10 January 2007)		46

Exhibit B DISCLOSURE SCHEDULE		47

Exhibit C Form of Inter-Company Debt Discharge and Release		48

i

Share Purchase Agreement

This Agreement is made in Hong Kong on 21 January 2007

among:

(1)                    Millicom Pakistan B.V., a company incorporated under the laws of The Netherlands, having its registered office at Wijnhaven 3B, 3011 WG Rotterdam, The Netherlands (the “Seller”);

(2)                    China Mobile Communications Corporation, a company organized and existing under the laws of the People’s Republic of China, having its registered office at 29 Jinrong Avenue, Xicheng District, Beijing, the People’s Republic of China (the “Purchaser”); and

(3)                    Millicom International Cellular S.A., a company incorporated under the laws of the Grand-Duchy of Luxembourg having its registered office at 75, route de Longwy, L-8080 Bertrange, Grand-Duchy of Luxembourg (“Millicom S.A.” or “Seller Guarantor”).

Whereas:

(A)                 The Seller owns 88.86% of the issued share capital of Paktel Limited, details of which are set forth in Schedule 1 (the “Company”);

(B)                   The Seller has agreed to sell, or to procure the sale of, the Shares (as defined below) and to assume the obligations imposed on the Seller under this Agreement;

(C)                   The Purchaser has agreed to purchase the Shares and to assume the obligations imposed on the Purchaser under this Agreement; and

(D)                  The Seller Guarantor is the ultimate parent company of the Seller and has become a party to this Agreement for the purpose of providing the undertaking and guarantee set out in Clause 11.18.

Now, therefore, in consideration of the covenants and mutual benefits to be derived from this Agreement, the adequacy and sufficiency of which is hereby acknowledged by the parties, it is agreed as follows:

1                          Interpretation

In this Agreement, unless the context otherwise requires, the provisions in this Clause 1 apply:

1.1                Definitions

“Agreed Terms” means, in relation to a document, such document in the terms agreed between the Seller and the Purchaser and signed for identification by the Purchaser and the Seller with such alterations as may be agreed in writing between the Seller and the Purchaser from time to time;

“Bank Creditor” means each bank owed any amount under an agreement listed in Part 1 of Schedule 6;

“Bank Debt” means, in respect of each Bank Creditor, all outstanding amounts owed by the Company pursuant to the relevant agreement listed in Part I of Schedule 6;

“Business Day” means a day which is not a Saturday, a Sunday or a public holiday in England, the People’s Republic of China or Pakistan;

“Closing Amount” has the meaning given in Clause 6.3;

“Closing Date” means the date on which Closing takes place;

“Closing” means the completion of the sale of the Shares pursuant to Clauses 6.1, 6.2 and 6.3 of this Agreement;

“Company Plans” has the meaning given in paragraph 11.1 of Schedule 5;

“Condition Precedent” has the meaning given in Clause 4.2.1;

“Confidentiality Agreement” means the confidentiality agreement dated 24 November 2006 between Millicom S.A. and China Mobile Communications Corporation, pursuant to which certain confidential information relating to the Company was made available to the Purchaser;

“Data Room” (a) means the electronic data room established by Millicom International Cellular S.A. and Merrill Corporation for the purposes of prospective acquirers of the Shares undertaking due diligence in relation to any such acquisition accessible to such acquirers via http://datasite.merrillcorp.corp from 16 December 2006 to 4 p.m. GMT on 10 January 2007, an index of which is attached hereto as Exhibit A-1; (b) documents provided to the Purchaser after 4 p.m. GMT on 10 January 2007, an index of which is attached hereto as Exhibit A-2;and (c) documents provided to the Purchaser from 18-20 January 2007, an index of which is attached hereto as Exhibit A-3; but (d) excludes the Disclosure Schedule;

“Disclosure Documents” mean (i) the documents contained in the Data Room and (ii) the Disclosure Schedule;

“Disclosure Schedule” means the Disclosure Schedule attached hereto as Exhibit B, delivered by the Seller to the Purchaser in connection with this Agreement;

“Encumbrance” means any claim, charge, mortgage, lien, option, equity, power of sale, encumbrance, hypothecation, retention of title, right of pre-emption, right of first refusal or other third party right or security interest of any kind or an agreement, arrangement or obligation to create any of the foregoing;

“Equity Amount” has the meaning given in Clause 3.1;

“Final No Objection Certificate” means the final no objection certificate to be issued by the PTA once the conditions set out in the Provisional No Objection Certificate shall have been either satisfied or waived by the PTA;

“Financial Statements” has the meaning given in paragraph 7.1 of Schedule 5;

“Governmental Order” means any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any government, governmental, supranational or trade agency, court or other regulatory body;

“ICC” has the meaning given in Clause 11.17;

“Indemnified Party” has the meaning given in Clause 9.1;

“Indemnifying Party” has the meaning given in Clause 9.1;

“Inter-Company Debt Amount” means the amount of up to US$148,941,241, being the sum of (i) the amount due under the Inter-Company Debt Arrangements; and (ii) the Working Capital Amount actually received by the Company prior to Closing;

“Inter-Company Debt Arrangements” means any contracts or arrangements related to any inter-company debt between the Company and Millicom S.A. or other members of the Seller’s Group;

“Inter-Company Debt Release” means the inter-company debt discharge and release substantially in the form attached hereto as Exhibit C;

“Interim Financial Statements” has the meaning given in paragraph 7.1 of Schedule 5;

“knowledge of the Seller” shall mean the actual knowledge of Marc Beuls (CEO, Millicom S.A.), David Sach (CFO, Millicom S.A.), Carole Wintersdorff (General Counsel, Millicom S.A.), Won-Suck Song (Asia Cluster Manager, Millicom S.A.), Xavier Rocoplan (CEO, Paktel Limited), Barry Flew (CFO, Paktel Limited), Frederic Brion (Legal and Regulatory Affairs Director (Asia), Millicom S.A.), and Aslam Minhas (Company Secretary, Paktel Limited);

“Liabilities” means any and all debts, liabilities and obligations, whether accrued or fixed, absolute or contingent, matured or unmatured or determined or determinable, including those arising under any law, governmental action or Governmental Order and those arising under any contract, agreement, arrangement, commitment or undertaking;

“Licence Fees” means the amount of US$29.1 million plus any outstanding interest thereon to be paid to the PTA in respect of the Licences;

“Licences” means (i) the Mobile Cellular Licence issued under Section 21 of the Pakistan Telecommunication (Re-organization) Act, 1996 by the PTA to the Company, dated as of October 23, 2004 (Licence No.: CMT-03/LL&M/PTA/2004) and (ii) the Licence to Establish,

Maintain and Operate Data Class Value Added Services in Pakistan issued by the PTA to the Company, dated as of September 9, 2006 (Licence No.: DIR(L)/CVAS-161/PTA/2006);

“Losses” means all losses, liabilities, costs (including, without limitation, legal costs and experts’ and consultants’ fees and expenses), charges, expenses, actions, proceedings, claims and demands;

“Material Adverse Effect” means an adverse change in the business of the Company (taken as a whole) which, if known to a reasonable purchaser prior to the entry into this Agreement, would have been reasonably likely to cause such purchaser not to enter into this Agreement or to seek a reduction in the Closing Amount of US$27 million or more; provided that any material change relating solely or predominantly to, or resulting directly from, the Seller’s failure to provide funds to the Company after the date hereof in excess of the maximum Working Capital Amount shall not constitute a Material Adverse Effect;

“Material Claim” has the meaning given in paragraph 18.3 of Schedule 5;

“Material Contracts” has the meaning given in paragraph 14.1 of Schedule 5;

“Material Liabilities” has the meaning given in paragraph 17.2 of Schedule 5;

“Minority Shareholders” means MilliTel Limited, a company incorporated in Pakistan, and Mrs. Bilquis Qureshi, an individual residing in Pakistan;

“MOFCOM” means the Ministry of Commerce of the PRC;

“NDRC” means the National Development and Reform Commission of the PRC;

“Notice” has the meaning given in Clause 11.12.1;

“Ordinance” means the Companies Ordinance, 1984 of Pakistan;

“Paktel Deed of Release” means the deed of release on the Agreed Terms;

“Payment Period” has the meaning given in Clause 6.5.2(iv);

“PKR” means the lawful currency of the islamic Republic of Pakistan;

“Post-Closing Amount” shall have the meaning given in Clause 6.5.1;

“PRC” means the People’s Republic of China;

“PRC Authorities” means any governmental authority of the PRC other than MOFCOM, NDRC and SAFE;

“Provisional No Objection Certificate” means a provisional no objection certificate, to be issued by the PTA approving the proposed change of control of the Company in respect of the sale and transfer of the Shares, which does not require the payment of the Licence Fees as a condition to the issuance of the Final No Objection Certificate;

“PTA” means the Pakistan Telecommunications Authority established under the Pakistan Telecommunication (Reorganization) Act, 1996;

“Purchaser’s Group” means the Purchaser and its holding companies and their subsidiaries from time to time;

“Recapitalisation” has the meaning, given in Part 2 of Schedule 4;

“Recipient” has the meaning given in Clause 11.10.2;

“SAFE Approval” means the necessary approval from SAFE for the payment of the Closing Amount and the Post-Closing Amounts in US$ by the Purchaser to the Seller on terms that do not alter the terms of this Agreement or the transactions contemplated thereby in a manner that materially affects the rights and obligations of the parties hereunder;

“SAFE” means the State Administration of Foreign Exchange of the PRC;

“SECP” means the Securities & Exchange Commission of Pakistan;

“Seller Guaranteed Obligations” has the meaning given in Clause 11.18.1;

“Seller’s Group” means the Seller and its holding companies and their subsidiaries from time to time, including Millicom S.A.;

“Seller’s Guarantees” means the cash deposits, standby letters of credit, securities, guarantees, counter-guarantees or indemnities set forth in Schedule 2 given by or binding upon the Seller or any member of the Seller’s Group or any person connected with any of them in respect of a Liability of the Company;

“Seller’s PTA Guarantee” means the Seller’s Guarantee provided by way of a corporate guarantee by Millicom S.A. for the benefit of Citibank N.A. Global Corporate Banking on 27 June 2006 in an amount equal to US$6,490,000;

“Seller’s Warranties” means the warranties and representations given by the Seller pursuant to Clause 7 and Schedule 5; and “Seller’s Warranty” means any one of them;

“Shared Properties” has the meaning given in paragraph 10.3 of Schedule 5;

“Shares” means 3,110,000 shares of Rupees 100 each of the Company, being approximately 88.86% of the issued share capital of the Company;

“Stamp Duty Amount” has the meaning given in Clause 11.10.2;

“Tax Authority” means any taxing or other authority competent to impose any liability in respect of Taxation or responsible for the administration and/or collection of Taxation or enforcement of any law in relation to Taxation;

“Taxation” or “Tax” means all forms of taxation whether direct or indirect and whether levied by reference to income, profits, gains, net wealth, asset values, turnover, added value or other reference and statutory, governmental, state, provincial, local governmental or municipal impositions, duties, contributions, rates and levies (including, without limitation, social security contributions and any other payroll taxes), whenever and wherever imposed (whether imposed by way of a withholding or deduction for or on account of tax or otherwise) and in respect of any person and all penalties, charges, costs and interest relating thereto;

“US$” means the lawful currency of the United States of America;

“VAT” means within the European Union such Tax as may be levied in accordance with (but subject to derogations from) the Directive 77/338/EEC and outside the European Union any Taxation levied by reference to added value or sales;

“Vendor Debt” means all outstanding amounts owed by the Company pursuant to the vendor financing facilities listed in Part 2 of Schedule 6;

“Vendor Creditor” means each person to whom a Vendor Debt is owed, as listed in Part 2 of Schedule 6; and

“Working Capital Amount” means the amount of up to US$3 million to be advanced by the Seller to the Company for working capital purposes prior to Closing.

1.2                  Modification etc. of Statutes

References to a statute or statutory provision include:

1.2.1                              that statute or provision as from time to time modified, re-enacted or consolidated whether before or after the date of this Agreement;

1.2.2                              any past statute or statutory provision (as from time to time modified, re-enacted or consolidated) which that statute or provision has directly or indirectly replaced; and

1.2.3                              any subordinate legislation made from time to time under that statute or statutory provision.

1.3                  Singular, Plural, Gender

References to one gender include all genders and references to the singular include the plural and vice versa.

1.4                  References to Persons and Companies

References to:

1.4.1                              a person include any company, partnership or unincorporated association (whether or not having separate legal personality); and

1.4.2                              a company shall include any company, corporation or any body corporate, wherever incorporated.

1.5                  References to Subsidiaries and Holding Companies

The words “holding company”, “subsidiary” and “subsidiary undertaking” shall have the same meaning in this Agreement as their respective definitions in the Companies Act 1985.

1.6                  Accounts

Any reference to “accounts” shall include the directors’ and auditors’ reports, relevant balance sheets and profit and loss accounts and related notes together with all documents which are or would be required by law to be annexed to the accounts of the company concerned to be laid before that company in general meeting in respect of the accounting reference period in question.

1.7                  Schedules etc.

References to this Agreement shall include any Recitals and Schedules to it and references to Clauses and Schedules are to Clauses of, and Schedules to, this Agreement. References to paragraphs and Parts are to paragraphs and Parts of the Schedules.

1.8                  Headings

Headings shall be ignored in interpreting this Agreement.

1.9                  Information

References to “books”, “records” or “other information” mean books, records or other information in any form including paper, electronically stored data, magnetic media, film and microfilm.

1.10           Legal Terms

References to any English legal term shall, in respect of any jurisdiction other than England, be construed as references to the term or concept which most nearly corresponds to it in that jurisdiction.

2                            Agreement to Sell the Shares

2.1.1                              On and subject to the terms of this Agreement, the Seller agrees to sell, or to procure the sale of, and the Purchaser agrees to purchase, the Shares.

2.1.2                              The Shares shall be sold free from Encumbrances and together with all rights and advantages attaching to them as at Closing (including, without limitation, the right to receive all dividends or distributions declared, made or paid on or after Closing).

3                            Consideration

3.1                  Amount

The consideration for the purchase of the Shares under this Agreement shall be an amount in cash equal to US$138,269,392 (the “Equity Amount”), subject to adjustment pursuant to Clause 3.2.

3.2                  Reduction of Consideration

If any payment is made by the Seller to the Purchaser in respect of any claim for any breach of this Agreement (or any agreement entered into under this Agreement), the payment shall be made by way of adjustment of the consideration paid by the Purchaser for the Shares under this Agreement and the consideration shall be deemed to have been reduced by the amount of such payment.

4                            Condition

4.1                  Condition Precedent

The obligations of the parties to consummate the transactions contemplated by this Agreement shall be subject to, at or prior to the Closing, the issuance of the Final No Objection Certificate.

4.2                  Responsibility for Satisfaction

4.2.1                              The Purchaser and the Seller shall each use all reasonable endeavours to ensure the satisfaction of the condition set out in Clause 4.1 (the “Condition Precedent”).

4.2.2                              Without prejudice to Clause 4.2.1, all requests or enquiries from the PTA or any other governmental, supranational or trade agency, court or other regulatory body which relate to the satisfaction of the condition set out in Clause 4.1, shall be dealt with promptly by the Seller and the Purchaser in consultation with each other. Without limiting the generality of the foregoing, the Seller and the Purchaser shall co-operate with each other and each shall promptly provide all information required from or in respect of it or the Company and such after assistance reasonably required in that respect by such government, agency, court or body, upon being requested to do so by the other.

4.3                  Non-Satisfaction/Waiver

4.3.1                              The parties may at any time waive, to the extent such condition may lawfully be waived under or pursuant to applicable law, in whole or in part and conditionally or unconditionally, the condition set out in Clause 4.1, by mutual agreement evidenced by notice in writing by each to the other.

4.3.2                              If the Condition Precedent is not satisfied or lawfully waived on or before 28 February 2007 then, save as expressly provided, this Agreement (other than Clauses 1, 10 and 11.2 to 11.19) shall lapse and neither the Seller nor the Purchaser shall have any claim against the other under it, save for any claim arising from a breach of the obligations contained in this Agreement (including without limitation the obligations under Clause 4.2). Neither the Seller nor the Purchaser may terminate this Agreement after the satisfaction or waiver of the condition in Clause 4.1, except in accordance with this Agreement.

4.4                  Early Termination Rights

4.4.1                              Either party shall be entitled to terminate this Agreement, by written notice to the other, if:

(i)                        the Provisional No Objection Certificate is not issued to the Company by 5 p.m. (Islamabad time) on 29 January 2007;

(ii)                     the Company fails to receive written confirmation from the PTA by 5 p.m. (Islamabad time) on 29 January 2007 with respect to the deferral of the payment of the Licence Fees until after the Closing Date; or

(iii)                  an action shall have been commenced by or before any government, governmental, supranational or trade agency, court or other regulatory body against any party to this Agreement seeking to restrain or materially and adversely alter the transaction contemplated by this Agreement which, in the reasonable, good faith determination of the terminating party, is likely to render it impossible or unlawful to consummate such transaction.

4.4.2                              The Seller shall be entitled to terminate this Agreement by written notice to the Purchaser if the Purchaser has not obtained the SAFE Approval by 5 p.m. (Beijing time) on 14 February 2007.

4.4.3                              Notwithstanding any other provisions of this Clause 4.4, neither party may terminate this Agreement if the circumstances giving rise to such right of termination are a result of any breach of this Agreement by the party seeking to terminate.

4.4.4                              Following termination of this Agreement by either party under this Clause 4.4, this Agreement (other than this Clause and Clauses 1, 10 and 11.2 to 11.19) shall lapse and be of no further force or effect and neither party shall have any further claim against the other (whether in contract, tort or otherwise and including, for the avoidance of doubt, in respect of antecedent breaches).

5                            Pre-Closing

5.1                  The Seller’s Obligations in Relation to the Conduct of Business

5.1.1                              Between the date of this Agreement and the Closing, the Seller shall use its commercially reasonable endeavours, taking into account its financial position as of the date of this Agreement and subject always to the limitations in Clause 5.1.2, to cause the Company to (i) conduct its business in the manner in which it was conducted immediately prior to the date of this Agreement, and (ii) preserve intact its business and maintain the Licenses in full force and effect.

5.1.2                              The Seller undertakes to procure that, between the date of this Agreement and Closing, the Company shall not, except as may be required to give effect to and to comply with this Agreement, without the prior consent of the Purchaser, such consent to be given or withheld by way of a written notice by the Purchaser to the Seller within three Business Days (any failure to give such written notice within three Business Days shall be deemed a consent from the Purchaser) and not to be unreasonably withheld:

(i)                        enter into any agreement or incur any commitment involving any capital expenditure in excess of US$50,000 per item and US$100,000 in aggregate (or in both cases the equivalent in PKR), in each case exclusive of VAT;

(ii)                     enter into, or amend, any agreement or incur any commitment which is not capable of being terminated without compensation at any time with twelve months’ notice or less or which involves or may involve total annual expenditure in excess of US$50,000 (or its equivalent in PKR), exclusive of VAT;

(iii)                  acquire or dispose of, or agree to acquire or dispose of, any asset or stock involving consideration, expenditure or liabilities in excess of US$10,000 per item or US$50,000 in the aggregate (or in both cases the equivalent in PKR), exclusive of VAT other than in the ordinary course of business consistent with past practice;

(iv)                 enter into any agreement with the Seller or any member of the Seller’s Group or any of the Minority Shareholders, other than any arrangements made in respect of the Working Capital Amount;

(v)                    incur any additional borrowings or incur any other indebtedness, other than the Working Capital Amount;

(vi)                 create, allot, issue, sell, transfer, dispose of, or otherwise create any Encumbrance on, any share capital of the Company;

(vii)              repay, redeem or repurchase any share capital of the Company;

(viii)           declare, make or pay any dividend or other distribution to the Seller or any Other Shareholder;

(ix)                   pay or repay any principal or interest on any indebtedness of the Company owing to a member of the Seller’s Group, including any Inter-Company Debt Arrangements;

(x)                      terminate, compromise or settle any material governmental action or Tax liability;

(xi)                   amend, modify or terminate any Material Contract, any license or permit (including the Licenses) or any of the Company’s rights thereunder or cause to be done or omit to do anything which might prejudice the Licences or cause the PTA to take any action in exercise of its lawful powers to amend or modify the Licences in any material respect;

(xii)                amend or restate the Memorandum or Articles of Association of the Company;

(xiii)             make any material Tax election or settle or compromise any material Tax claim, audit or assessment;

(xiv)            increase the compensation, bonus or other benefits payable or to become payable to its directors, officers or employees, except for increases in the ordinary course of business; grant any severance or termination pay, other than in the ordinary course of business; enter into or amend any compensation, benefit, or similar plan; or make any loan or advance to any director or officer of the Company, other than in accordance with Company policy and then only in relation to travel or relocation expenses within Pakistan or annual home leave allowance for expatriate employees; or

(xv)               otherwise agree or consent to do any of the foregoing.

5.1.3                              For the avoidance of doubt:

(i)                        this Clause 5.1 shall not require the Seller to provide any additional funding (excluding the Working Capital Amount) to the Company, and any omission by the Seller to provide such funding will not of itself be a breach of this Clause 5.1; and

(ii)                     it shall not be a breach of Clause 5.1.1 if, and to the extent that, the acts or omissions that would (but for the provisions of this Clause 5.1.3(ii)) constitute a breach occur solely or predominantly as a result of any delay or refusal of the Purchaser to give its consent under Clause 5.1.2.

5.2                  Other Obligations Prior to Closing

Without prejudice to the generality of Clause 5.1, prior to Closing:

5.2.1                              the Purchaser shall, and the Seller shall procure the Company to, collaborate with each other in relation to all material matters concerning the running of the Company; and

5.2.2                              the Seller shall procure that the Company shall (i) allow the Purchaser and its agents, upon reasonable notice, reasonable access to, and to take copies of, the books, records and documents of, or relating in whole or in part to, the Company; provided that the obligations of the Seller under this Clause shall not extend to allowing access to information which is reasonably regarded as confidential to the activities of the Seller otherwise than in relation to the Company; and (ii) adopt all necessary corporate authorisations required to enable the Company to comply with this Clause 5.2.2.

5.3                  Termination - Breach of Warranty or Undertaking

If, at any time prior to Closing:

5.3.1                              any of the Seller’s Warranties shall fail to be true and correct as of the date of this Agreement (it being understood that such Seller’s Warranties shall be interpreted without giving effect to any limitation or qualification as to “materiality” or “Material Adverse Effect” set forth therein) and such failure, individually or in the aggregate with other such failures, results in or is reasonably likely to result in a Material Adverse Effect;

5.3.2                              the Seller breaches any of its undertakings given in Clause 5.1.1 and such breach, together with any other breaches of the undertakings given in Clause 5.1.1, results in, or is reasonably likely to result in, a Material Adverse Effect; or

5.3.3                              the Seller breaches any of the undertakings given in Clause 5.1.2 and such breach, together with any other breaches of the undertakings given in Clause 5.1, results in or is reasonably likely to result in, Liabilities to the Company of more than US$7.5 million, then the Purchaser shall be entitled, by notice in writing delivered to the Seller prior to Closing, to terminate this Agreement (other than Clauses 1, 10 and 11.2 to 11.19); provided that, following such termination, this Agreement (other than this Clause and Clauses 1, 10 and 11.2 to 11.19) shall lapse and neither the Seller nor the Purchaser shall have any further claim against the other under it (whether in contract, tort or otherwise and including, for the avoidance of doubt, in respect of antecedent breaches).

6                            Closing and Post-Closing

6.1                  Date and Place

Subject to Clause 4, Closing shall take place at 11:00 a.m. local time at the Company’s offices in Islamabad on the later of (i) the fifth Business Day following fulfilment or waiver of the condition set out in Clause 4.1, and (ii) the fifth Business Day following the receipt of the SAFE approval, or at such other time, location or date as may be agreed between the Purchaser and the Seller.

6.2                  Closing Events

On Closing, the Seller and the Purchaser shall comply with their respective obligations specified under Part I of Schedule 4. The Seller may waive some or all of the obligations of the Purchaser as set out in Part I of Schedule 4 and the Purchaser may waive some or all of the obligations of the Seller as set out in Part I of Schedule 4.

6.3                  Payment on Closing

On Closing, the Purchaser shall pay to the Seller the Equity Amount plus the Stamp Duty Amount (collectively, the “Closing Amount”).

6.4                  Breach of Closing Obligations

If either (i) the Seller or the Purchaser fails to comply in any material respect with any obligation in Clause 6.2; or (ii) the Purchaser fails to meet its payment obligation under Clause 6.3, then the Purchaser (in the case of non-compliance by the Seller) or the Seller (in the case of non-compliance by the Purchaser) shall be entitled, in addition to and without prejudice to all other rights or remedies available (including the right to claim damages), by written notice to the other served on the Closing Date, to:

6.4.1                              terminate this Agreement (other than this Clause and Clauses 1, 10 and 11.2 to 11.19) without liability on its part; provided that, if the registration documents referred to in paragraph 1.1.4(i) of Part 1 of Schedule 6 are not available on the Closing Date, then either (a) the Purchaser may elect to waive the requirement and effect Closing under Clause 6.4.2; or (b) if the Purchaser does not so elect, the Seller may fix a new date (reasonably acceptable to the Purchaser) for Closing under Clause 6.4.3 and the Seller shall be required to provide such registration documents at such Closing;

6.4.2                              effect Closing so far as practicable having regard to the defaults which have occurred; or

6.4.3                              fix a new date for Closing; provided such date shall not be more than 20 Business Days after the agreed date for Closing, in which case the provisions of Schedule 4 shall apply to Closing as so deferred but provided such deferral may only occur once.

6.5                  Post-Closing Obligations

6.5.1                              The Seller shall use all reasonable endeavours to procure that, on or before Closing, appropriate arrangements are entered into with each of the Bank Creditors consenting to repayment of the relevant Bank Debts (the “Bank Consents”) and each of the Vendors consenting to repayment of the relevant Vendor Debts (the “Vendor Consents”). If such Bank Consents or Vendor Consents (as the case may be) are not obtained on or before Closing, the Seller and the Purchaser shall each co-operate in good faith and use its respective all reasonable endeavours to procure such Bank Consents and Vendor Consents (as the case may be) as soon as possible following Closing.

6.5.2                              The Purchaser shall use all reasonable endeavours to obtain permission from the PRC Authorities to deposit the Post-Closing Amount into a bank account in Hong Kong prior to Closing, so that it is available for transfer to the Company on the Closing Date (which may not be a Business Day in the PRC). Within five Business Days following Closing, the Purchaser shall pay to the Company an amount not less than the aggregate of (i) the Bank Debt, (ii) the Inter-Company Debt Amount, (iii) the License Fees and (iv) the Vendor Debt (collectively, the “Post-Closing Amount”).

6.5.3                              The Purchaser will procure that the Company will:

(i)                        as soon as practicable, and in any event within five Business Days following the later of (a) the receipt by the Company of the Post-Closing Amount and (b) the receipt from each Bank Creditor of the relevant Bank Consent, repay each relevant Bank Debt so as to ensure the release of the Seller or any member of the Seller’s Group or any person connected with any of them from any Seller’s Guarantees related to such Bank Debt;

(ii)                     as soon as practicable and in any event within five Business Days following the later of (a) the receipt by the Company of the Post-Closing Amount and (b) the receipt from each Vendor Creditor of the relevant Vendor Consent, repay each relevant Vendor Debt so as to ensure the release of the Seller or any member of the Seller’s Group or any person connected with any of them from any Seller’s Guarantees related to such Vendor Debt;

(iii)                  as soon as practicable following the receipt by the Company of the Post-Closing Amount, procure the release of the Seller or any member of the Seller’s Group or any person connected with any of them from the Seller’s PTA Guarantee;

(iv)                 as soon as practicable, and in any event within five Business Days following the repayment of all Bank Debt and Vendor Debt (the “Payment Period”), pay the Inter-Company Debt Amount to the Seller; and

(v)                    as soon as practicable following the receipt by the Company of the Post-Closing Amount, pay the outstanding License Fees to the PTA.

6.5.4                              Pending receipt of the Inter-Company Debt Amount by the Seller and the procurement of all of the Bank Consents and the Vendor Consents, the Purchaser shall indemnify and hold harmless the Seller for and in respect of all Losses actually suffered as a result of any failure or inability of the Company (for whatever reason) to make the payments or do the things specified in Clause 6.5.3 by 30 April 2007, including such Losses in connection with:

(i)                        the Inter-Company Debt Amount not being paid to the Seller by 30 April 2007;

(ii)                     any and all amounts paid by the Seller pursuant to any of the Seller’s Guarantees; and

(iii)                  any claims by any shareholder or creditor of the Company for repayment of the Inter-Company Debt Amount by the Seller to the Company (provided that the Losses so recoverable shall not exceed the amount repaid to the Company by the Seller).

6.5.5                              The parties agree that, if the Purchaser fails to procure that the Company pays the Inter-Company Debt Amount to the Seller by 30 April 2007, the:

(i)                        total damages payable to the Seller by the Purchaser for breach by the Purchaser of its obligations under Clause 6.5.3(iv); and

(ii)                     aggregate amounts payable by the Purchaser to the Seller pursuant to the indemnity in Clause 6.5.4(i),

shall, in aggregate, be equal to (and shall in no event exceed) the Inter-Company Debt Amount (this being a genuine pre-estimate of the Loss to be suffered by the Seller as a result of a breach of Clause 6.5.3(iv) or, as the case may require, the event specified in Clause 6.5.4(i)). For the avoidance of doubt, there shall be no double recovery by the Seller under Clauses 6.5.3 and 6.5.4 in respect of the same Losses suffered.

6.5.6                              In addition to the obligations in this Clause 6.5, the Purchaser shall comply with its obligations specified under Part 2 of Schedule 4.

6.5.7                              The Seller shall indemnify the Purchaser against any penalty payments, charges or similar payments required to be paid by the Company or the Purchaser under any agreement listed in Part 1 of Schedule 6 or any vendor financing facility arising from any early payment by the Company of amounts owed thereunder (any such penalty payments, charges and similar payments being net of any offsetting bonus amounts arising as a result of such early payment).

6.5.8                              The Seller will use all reasonable endeavours to cause Xavier Rocoplan to continue to serve as an officer at the Company during the three-month period following Closing. The Seller will use all reasonable endeavours to cause the Commercial Manager (Central Region) and the Commercial Manager (Southern Region) to enter into employment agreements with the Company on or prior to Closing.

6.5.9                              In order to facilitate the resolution of any third party claims made by or against or incurred by the Purchaser or the Company after the Closing or for any other reasonable purpose, for a period of three years following the Closing, the Seller shall (i) retain the books and records of the Seller which relate to the Company and its business for periods prior to Closing and which shall not otherwise have been delivered to the Purchaser or the Company and (ii) upon reasonable notice, afford the officers, employees, agents and representatives of the Purchaser or the Company reasonable access (including the right to make photocopies, at the expense of the Purchaser or the Company), during normal business hours, to such books and records; provided that the Seller will not be required to provide access to any information (i) that is confidential to it unless and until the Purchaser has agreed to keep such information confidential pursuant to a confidentiality agreement in a form reasonably acceptable to the Seller or (ii) in connection with any claim that is or may result in a claim by the Purchaser against the Seller under this Agreement.

7                            Warranties

7.1                  The Seller’s Warranties

7.1.1                              The Seller warrants and represents to the Purchaser that, save for any fact, matter or thing fairly disclosed in this Agreement or the Disclosure Documents, the Seller’s Warranties are true and accurate as at the date of this Agreement and as at the Closing Date.

7.1.2                              The Seller acknowledges that the Purchaser has entered into this Agreement in reliance upon the Seller’s Warranties.

7.2                  Notification

7.2.1                              If, at any time prior to Closing, the Seller is aware of any fact or matter that, in its reasonable opinion, has resulted in or is reasonably likely to result in a Material Adverse Effect, the Seller shall, as soon as reasonably practicable, notify the Purchaser in writing setting out such details as are available and the Seller shall procure that all reasonable steps are taken to mitigate any Losses resulting from such breach, having regard to the financial status of the Company.

7.2.2                              For the avoidance of doubt, Clause 7.2.1 shall not require the Seller to provide any additional funding to the Company in excess of the Working Capital Amount.

8                            Limitation on Liability

8.1                  Time Limitation for Claims

The Seller shall not be liable under this Agreement in respect of any claim for breach of the Seller’s Warranties unless a notice of the claim is given by the Purchaser to the Seller on or prior to 30 March 2008; provided, however, that there shall be no time limitation for any claim for breach of (i) the Seller’s Warranties under paragraph 1 or paragraphs 3 through 5 of Schedule 5 or (ii) any covenant or agreement of the parties hereunder; provided, further, that the Seller’s Warranties under paragraph 13 of Schedule 5 shall survive until 60 days after the expiration of the relevant statute of limitations for the Tax liabilities in question.

8.2                  Minimum Claims

No party shall be liable under this Agreement in respect of any individual claim (or a series of claims arising from substantially identical facts or circumstances) where the liability agreed or determined (disregarding the provisions of this Clause 8.2) in respect of any such claim or series of claims does not exceed US$25,000.

8.3                  Aggregate Minimum Claims

8.3.1                              No party shall be liable under this Agreement in respect of any claim unless the aggregate amount of all claims for which such party would otherwise be liable under this Agreement (disregarding the provisions of this Clause 8.3) exceeds 2% of the Closing Amount.

8.3.2                              Where the liability agreed or determined in respect of all claims referred to in Clause 8.3.1 exceeds 2% of the Closing Amount, such party shall be responsible for the full amount of such liability.

8.4                  Maximum Liability

The aggregate liability of any party in respect of all breaches of this Agreement shall not exceed an amount equal to the Equity Amount plus, but only when received by Millicom S.A., any amounts paid by the Company or the Purchaser (on behalf of the Company, as the case may be) in respect of the Inter-Company Debt Amount.

8.5                  Losses

No party shall be liable under this Agreement in respect of any indirect or consequential Losses.

8.6                  Provisions

No party shall be liable under this Agreement in respect of any claim if and to the extent that proper allowance, provisions or reserve is made in the Financial Statements or the Interim Financial Statements for the matter giving rise to the claim.

8.7                  Matters Arising Subsequent to this Agreement

No party shall be liable under this Agreement in respect of any matter, act, omission or circumstance (or any combination thereof), including the aggravation of a matter or circumstance and any Losses arising therefrom, to the extent that the same would not have occurred but for:

8.7.1                              Agreed Matters

any matter or thing done or omitted to be done pursuant to and in compliance with this Agreement or otherwise at the request in writing or with the approval in writing of the other party;

8.7.2                              Changes in Legislation

(i)                        the passing of, or any change in, after the date of this Agreement, any law, rule, regulation or administrative practice of any government, governmental department, agency or regulatory body including (without prejudice to the generality of the foregoing) any increase in the rates of Taxation or any imposition of Taxation or any withdrawal of relief from Taxation not actually (or prospectively) in effect at the date of this Agreement, provided that such party had no actual knowledge of any such action prior to the date of this Agreement; or

(ii)                     any change after the date of this Agreement of any generally accepted interpretation or application of any legislation, provided that such party had no actual knowledge of any such action prior to the date of this Agreement; or

8.7.3                              Accounting and Taxation Policies

any change in accounting or Taxation policy, bases or practice of the Purchaser or the Company introduced or having effect after Closing.

8.8                  Mitigation of Losses

The Purchaser shall procure that all reasonable steps are taken and all reasonable assistance is given to avoid or mitigate any Losses which in the absence of mitigation might give rise to a liability in respect of any claim under this Agreement.

8.9                  Insurance

No party shall be liable under this Agreement in respect of any claim to the extent that the Losses in respect of which such claim is made are covered by a policy of insurance but may be liable for any applicable deductible, co-payment or resulting increase in insurance premiums and costs.

8.10           Net Financial Benefit

No party shall be liable under this Agreement in respect of any Losses suffered by the other party or the Company to the extent of any corresponding savings actually received by or realised net quantifiable financial benefit to the other party or the Company arising from such Losses or the facts giving rise to such Losses (for example, without limitation, where the amount (if any) by which any Taxation for which the other party or the Company would otherwise have been accountable or liable to be assessed is actually reduced or extinguished as a result of the matter giving rise to such liability).

8.11           Double Claims

No party shall be entitled to recover from the other party under this Agreement more than once in respect of the same Losses suffered.

8.12           Fraud

None of the limitations contained in this Clause 8 shall apply to any claim which arises or is increased, or to the extent to which it arises or is increased, as the consequence of, or which is delayed as a result of, fraud by the breaching party, the Company or any of their respective directors, officers, employees or agents.

9                            Claims

9.1                  Notification of Potential Claims

If any party (the “Indemnified Party”) becomes aware of any fact, matter or circumstance that may give rise to a claim against the other party (the “Indemnifying Party”) under this Agreement, the Indemnified Party shall as soon as reasonably practicable, but in any event no later than 30 Business Days after becoming aware, give a notice in writing to the Indemnifying Party setting out such information as is available to the Indemnified Party as is reasonably necessary to enable the Indemnifying Party to assess the merits of the claim, to act to preserve evidence and to make such provision as the Indemnifying Party may consider necessary.

9.2                  Notification of Claims under this Agreement

Notices of claims under this Agreement shall be given by the Indemnified Party to the Indemnifying Party within the time limits specified in Clause 9.1, specifying the information in relation to the legal and factual basis of the claim and the evidence on which the Indemnified Party relies and, if known, an estimate of the amount of Losses which are, or are to be, the subject of the claim (including any Losses which are contingent on the occurrence of any future event).

9.3                  Investigation by the Indemnifying Party

In connection with any matter or circumstance that may give rise to a claim against the Indemnifying Party under this Agreement:

9.3.1                              the Indemnified Party shall allow, and shall procure that the Company allows (if applicable), the Indemnifying Party and its financial, accounting or legal advisers to investigate the matter or circumstance alleged to give rise to a claim and whether and to what extent any amount is payable in respect of such claim; provided, however, that such investigation shall be conducted at the Indemnifying Party’s expense, during normal business hours, under the supervision of the Indemnified Party’s personnel and in such a manner as not to interfere with the normal operations of the Company; provided, further, that such investigation shall be completed within 30 days after its commencement; and

9.3.2                              Subject to Clause 9.3.1, the Indemnified Party shall disclose to the Indemnifying Party all materials of which the Indemnified Party is aware which relate to the claim and shall, and shall procure that the Company shall, give, subject to all reasonable costs and expenses being paid by the Indemnifying Party, such information and reasonable assistance, including, if applicable, access to premises and personnel, and the right to examine and copy or photograph any assets, accounts, documents and records, as the Indemnifying Party or its financial, accounting or legal advisers may reasonably request subject to the Indemnifying Party agreeing in such form as the Indemnified Party may reasonably require to keep all such information confidential and to use it only for the purpose of investigating and defending the claim in question.

9.4                  Conduct of Third Party Claims

If the matter or circumstance that may give rise to a claim against the Purchaser under this Agreement is a result of or in connection with a claim by or liability to a third party then:

9.4.1                              no admissions in relation to such third party claim shall be made by or on behalf of the Indemnified Party and the claim shall not be compromised, disposed of or settled without the written consent of the Indemnifying Party (which consent shall not be unreasonably withheld or delayed);

9.4.2                              if the Indemnifying Party acknowledges in writing its obligation to Indemnify the Indemnified Party hereunder against any Losses that may result from such third party claim, the Indemnifying Party shall be entitled at its own expense and in its absolute discretion, by notice in writing to the Indemnified Party, to take such action as it shall deem necessary to avoid, dispute, deny, defend, resist, appeal, compromise or contest such claim or liability (including, without limitation, making counterclaims or other claims against third parties) in the name of and on behalf of the Indemnified Party and to have the conduct of any related proceedings, negotiations or appeals; and

9.4.3                              the Indemnified Party shall, and the Indemnified Party shall procure any other members of its group to, give, subject to their being paid by the Indemnifying Party all reasonable costs and expenses, such Information and reasonable assistance including access to premises and personnel, and the right to examine and copy or photograph any assets, accounts, documents and records, as the Indemnifying Party may reasonably request, subject to the Indemnifying Party agreeing in such form as the Indemnified Party may reasonably require to keep all such information confidential and to use it only for the purpose of investigating and defending the claim in question unless the Indemnified Party has agreed otherwise in writing.

10                     Confidentiality

10.1           Announcements

Pending Closing, no announcement or circular in connection with the existence or the subject matter of this Agreement shall be made or issued by or on behalf of any member of the Seller’s Group or any member of the Purchaser’s Group without the prior written approval of the Seller and the Purchaser. This shall not affect any announcement or circular required by law or any regulatory body or the rules of any recognised stock exchange on which the shares of either party are listed but the party with an obligation to make an announcement or issue a circular shall consult with the other party in so far as is reasonably practicable before complying with such an obligation.

10.2           Confidentiality

10.2.1                       The Confidentiality Agreement shall cease to have any force or effect from the date of this Agreement.

10.2.2                       Subject to Clauses 10.1 and 10.2.3:

(i)                        each of the Seller and the Purchaser shall treat as strictly confidential and not disclose or use any information received or obtained as a result of entering into this Agreement (or any agreement entered into pursuant to this Agreement) which relates to:

(a)                    the existence and the provisions of this Agreement and of any agreement entered into pursuant to this Agreement; or

(b)                   the negotiations relating to this Agreement (and any such other agreements);

(ii)                     the Seller’s Group shall treat as strictly confidential and not disclose or use any information relating to the Company following Closing and any other information relating to the business, financial or other affairs (including future plans and targets) of the Purchaser’s Group; and

(iii)                  the Purchaser shall treat as strictly confidential and not disclose or use any information relating to the business, financial or other affairs (including future plans and targets) of the Seller’s Group including, prior to Closing, the Company.

10.2.3                       Clause 10.2.2 shall not prohibit disclosure or use of any information if and to the extent:

(i)                        the disclosure or use is required by law, any regulatory body or any recognised stock exchange;

(ii)                     the disclosure or use is required to vest the full benefit of this Agreement in the Seller or the Purchaser;

(iii)                  the disclosure or use is required for the purpose of any judicial proceedings arising out of this Agreement or any other agreement entered into under or pursuant to this Agreement or the disclosure is made to a Tax Authority in connection with the Tax affairs of the disclosing party;

(iv)                 the disclosure is made to professional advisers or any member of the Seller’s Group or any member of the Purchaser’s Group on terms that such professional advisers undertake to comply with the provisions of Clause 10.2.2 in respect of such information as if they were a party to this Agreement;

(v)                    the information is or becomes publicly available (other than by breach of the Confidentiality Agreement or of this Agreement);

(vi)                 the other party has given prior written approval to the disclosure or use; or

(vii)              the information is independently developed after Closing,

provided that, prior to disclosure or use of any information pursuant to Clause 10.2.3(i), (ii) or (iii), the party concerned shall promptly notify the other party of such requirement with a view to providing the other party with the opportunity to contest such disclosure or use or otherwise to agree the timing and content of such disclosure or use.

11                     Other Provisions

11.1           Further Assurances

11.1.1                       Each of the Seller and the Purchaser shall, and shall use all reasonable endeavours to procure that any necessary third party shall, from time to time execute such documents and perform such acts and things as either of the Seller or the Purchaser may reasonably require to transfer the Shares to the Purchaser and to give each of them the full benefit of this Agreement.

11.1.2                       The Purchaser shall, and shall procure that the Company shall, retain for a reasonable period from Closing the books, records and documents of the Company to the extent they relate to the periods prior to Closing and shall, and shall procure that the Company shall, allow the Seller reasonable access to such books, records and documents at the Seller’s expense.

11.1.3                       The Purchaser agrees that, following Closing, the Seller’s Group shall not be required to maintain any of the insurance policies maintained prior to Closing by or on behalf of the Seller’s Group in relation to the Company. If the Seller decides to maintain any of such policies, the Purchaser shall not be entitled to benefit from such policies and the Purchaser will put in place such insurances as it shall require in relation thereto.

11.1.4                       The Purchaser shall use all reasonable endeavours to ensure that the SAFE Approval is obtained by no later than 14 February 2007 and, in connection therewith, shall:

(i)                        deal promptly with all requests or enquiries from NDRC, MOFCOM, SAFE or any other PRC Authority and the Purchaser shall co-operate with and promptly provide all information and all necessary information and assistance required by such PRC Authorities; and

(ii)                     keep the Seller reasonably and promptly informed of the status of the Purchaser’s applications to NDRC, MOFCOM, SAFE or any other PRC Authority and, as and when such approvals are obtained, promptly inform the Seller of the same and provide the Seller with an opportunity to review any approvals from such PRC Authorities.

11.2           Whole Agreement

11.2.1                       This Agreement contains the whole agreement between the Seller and the Purchaser relating to the subject matter of this Agreement at the date of this Agreement to the exclusion of any terms implied by law which may be excluded by contract and supersedes any previous written or oral agreement between the Seller and the Purchaser in relation to the matters dealt with in this Agreement.

11.2.2                       Each party acknowledges that it has not been induced to enter this Agreement by any representation, warranty or undertaking not expressly incorporated into it.

11.2.3                       So far as is permitted by law and except in the case of fraud, each of the Seller and the Purchaser agrees and acknowledges that its only right and remedy in relation to any representation, warranty or undertaking made or given in connection with this Agreement shall be for breach of the terms of this Agreement to the exclusion of all other rights and remedies (including those in tort or arising under statute).

11.3           Reasonableness

Each of the Seller and the Purchaser confirms it has received independent legal advice relating to all the matters provided for in this Agreement, including the terms of Clause 11.2 (Whole Agreement) and agrees that the provisions of this Agreement are fair and reasonable.

11.4           No Assignment

11.4.1                       Except as otherwise expressly provided in this Agreement, neither the Seller nor the Purchaser may, without the prior written consent of the other, assign, grant any security interest over, hold on trust or otherwise transfer the benefit of the whole or any part of this Agreement.

11.4.2                       Except as otherwise expressly provided in this Agreement, the Seller or the Purchaser may, without the consent of the other, assign to a subsidiary the benefit of the whole or any part of this Agreement, provided that:

(i)                        such assignment shall not be absolute but shall be expressed to have effect only for so long as the assignee remains a subsidiary of the party concerned; and

(ii)                     the assignee shall not be entitled to receive under this Clause any greater amount than that to which the assigning party would have been entitled.

11.5           Third Party Rights

A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of, or enjoy any benefit under, this Agreement.

11.6           Variation

No variation of this Agreement shall be effective unless in writing and signed by or on behalf of each of the Seller and the Purchaser.

11.7           Time of the Essence

In view of the current financial condition of the Company, time shall be of the essence of this Agreement both as regards any dates, times and periods mentioned and as regards any dates, times and periods which may be substituted for them in accordance with this Agreement or by agreement in writing between the Seller and the Purchaser.

11.8           Method of Payment

Wherever in this Agreement provision is made for the payment by one party to the other, such payment shall be effected in the currency specified by crediting for same day value the account specified by the payee to the payer reasonably in advance and in sufficient detail to enable payment by telegraphic or other electronic means to be effected on or before the due date for payment.

11.9           Costs

11.9.1                       The Seller shall bear all costs incurred by it in connection with the preparation, negotiation and entry into of this Agreement and the sale of the Shares, including all fees and expenses of Lazard & Co., Ltd and its other advisers.

11.9.2                       The Purchaser shall bear all such costs incurred by it in connection with the preparation, negotiation and entry into of this Agreement and the purchase of the Shares, including all fees and expenses of Merrill Lynch, China international Capital Corporation and its other advisers.

11.10    Stamp Duty

11.10.1                The Purchaser shall bear the cost of all stamp duty payable in Pakistan as a result of the transactions contemplated by this Agreement and on this Agreement. The Seller shall, in the first instance, be responsible for arranging the payment of such stamp duty, including fulfilling any administrative or reporting obligation in connection with the payment of such duty and fees.

11.10.2                The Parties have agreed that the amount of stamp duty payable on this Agreement and the share transfer deeds relating to the Shares is an aggregate sum of approximately PKR 3,172,200 and the Seller shall remit such amount (the “Stamp Duty Amount”) to the bank account in Pakistan of the Seller or its designated nominee (the “Recipient”) so as to enable the timely purchase of the necessary adhesive stamps for affixing on this Agreement or the share transfer deeds.

11.10.3                The Seller shall provide to the Purchaser the original of the proceeds realisation certificate issued by the Recipient’s bankers in Pakistan for the Stamp Duty Amount.

11.10.4                The Purchaser shall at Closing reimburse the Stamp Duty Amount to the Seller in accordance with Clause 11.10.

11.10.5                The Purchaser shall indemnify the Seller or any other member of the Seller’s Group against any Losses suffered by the Seller or member of the Seller’s Group as a result of the Purchaser failing to comply with its obligations under this Clause 11.10.

11.11    Interest

If the Seller or the Purchaser defaults in the payment, when due, of any sum payable under this Agreement, its liability shall be increased to include interest on such sum from the date when such payment is due until the date of actual payment (after as well as before judgment) at a rate per annum of 3% above 1-month US$ LIBOR from time to time. Such interest shall accrue from day to day.

11.12    Notices

11.12.1                             Any notice or other communication in connection with this Agreement (each, a “Notice”) shall be:

(i)                         in writing; and

(ii)                      delivered by hand, fax, pre-paid first class post or courier.

11.12.2                            A Notice to the Seller shall be sent to the following address, or such other person or address as the Seller may notify to the Purchaser from time to time:

Millicom Pakistan B.V.
Wijnhaven 3B
3011 WG Rotterdam
The Netherlands

Telephone: +31 10 404 8873
Fax: +31 10 414 5787

Attention: The Managing Director

11.12.3                            A Notice to the Seller Guarantor shall be sent to the following address, or such other person or address as the Seller may notify to the Purchaser from time to time:

Millicom International Cellular S.A.

75 route de Longwy

L-8080 Bertrange

Luxembourg

Telephone: + 352 27 759 101

Fax: + 352 27 759 359

Attention: CEO and President

11.12.4                            A Notice to the Purchaser shall be sent to the following address, or such other person or address as the Purchaser may notify to the Seller from time to time:

China Mobile Communications Corporation

29 Jinrong Avenue,

Xicheng District, Beijing,

The People’s Republic of China

Telephone: + 8610 6600 6688

Fax: + 8610 6600 6183

Attention: Wang Jianzhou (or such other person as may be the Chairman of the Purchaser from time to time)

11.12.5                            A Notice shall be effective upon receipt and shall be deemed to have been received:

(i)                       at the time of delivery, if delivered by hand or courier; or

(ii)                    at the time of transmission in legible form, if delivered by fax with confirmation of receipt.

11.13    Invalidity

11.13.1                            If any provision in this Agreement shall be held to be illegal, invalid or unenforceable, in whole or in part, the provision shall apply with whatever deletion or modification is necessary so that the provision is legal, valid and enforceable and gives effect to the commercial intention of the parties.

11.13.2                            To the extent it is not possible to delete or modify the provision, in whole or in part, under Clause 11.13.1, then such provision or part of it shall, to the extent that it is illegal, invalid or unenforceable, be deemed not to form part of this Agreement and the legality, validity and enforceability of the remainder of this Agreement shall, subject to any deletion or modification made under Clause 11.13.1, not be affected.

11.14    Counterparts

This Agreement may be entered into in any number of counterparts, all of which taken together shall constitute one and the same instrument. The parties may enter into this Agreement by executing any such counterpart.

11.15    Governing Law and Submission to Jurisdiction

11.15.1                            This Agreement and the documents to be entered into pursuant to it shall be governed by and construed in accordance with English law.

11.15.2                            Each of the parties irrevocably submits to the non-exclusive jurisdiction of the courts of England to support and assist the arbitration process pursuant to Clause 11.17, including if necessary the grant of interlocutory relief pending the outcome of that process.

11.16    Appointment of Process Agent

11.16.1                            The Seller and the Seller Guarantor hereby confirm that they have irrevocably appointed Tele2 UK Services Limited of Twickenham, England as its agent to accept service of process in England in any legal action or proceedings arising out of this Agreement, service upon whom shall be deemed completed whether or not forwarded to or received by the Seller.

11.16.2                            The Seller agrees to inform the Purchaser in writing of any change of address of such process agent within 28 days of such change.

11.16.3                            If such process agent ceases to be able to act as such or to have an address in England, the Seller and the Seller Guarantor irrevocably agree to appoint a new process agent in England acceptable to the Purchaser and to deliver to the Purchaser within 14 days a copy of a written acceptance of appointment by the process agent.

11.16.4                            The Purchaser hereby irrevocably appoints Shearman & Sterling, London Office as its agent to accept service of process in England in any legal action or proceedings arising out of this Agreement, service upon whom shall be deemed completed whether or not forwarded to or received by the Purchaser.

11.16.5                            The Purchaser agrees to inform the Seller in writing of any change of address of such process agent within 28 days of such change.

11.16.6                            If such process agent ceases to be able to act as such or to have an address in England, the Purchaser irrevocably agrees to appoint a new process agent in England acceptable to the Seller and to deliver to the Seller within 14 days a copy of a written acceptance of appointment by the process agent.

11.16.7                            Nothing in this Agreement shall affect the right to serve process in any other manner permitted by law or the right to bring proceedings in any other jurisdiction for the purposes of the enforcement or execution of any judgment or other settlement in any other courts.

11.17    Arbitration

Any dispute arising out of or connected with this Agreement, including a dispute as to the validity or existence of this Agreement and/or this Clause 11.17, shall be resolved by arbitration in London conducted in English by three arbitrators pursuant to the rules of the

International Chamber of Commerce (“ICC”), save that, unless the Seller and the Purchaser agree otherwise:

11.17.1                            the third arbitrator, who shall act as chairman of the tribunal, shall be chosen by the two arbitrators appointed by or on behalf of the parties. If he is not chosen and nominated to the ICC for appointment within 30 days of the date of confirmation by the ICC of the later of the two party-appointed arbitrators to be confirmed, he shall be chosen by the ICC; and

11.17.2                            the tribunal shall draw up, and submit to the parties for signature, the terms of reference within 21 days of receiving the file. The terms of reference shall not include a list of issues to be determined.

11.18    Seller Guarantee

11.18.1                            Unconditional Guarantee

In consideration of the Purchaser entering into this Agreement, the Seller Guarantor hereby unconditionally and irrevocably guarantees to the Purchaser the due and punctual performance and observance by the Seller of all its obligations, commitments, undertakings, warranties and indemnities under or pursuant to this Agreement (the “Seller Guaranteed Obligations”) to the extent of any limit on the liability of the Seller in this Agreement. The liability of the Seller Guarantor under this Clause shall not be released or diminished by any variation of the terms of the Seller Guaranteed Obligations, or any forbearance, neglect or delay in seeking performance of the Seller Guaranteed Obligations or any granting of time for such performance.

11.18.2                            Seller’s Default

If and whenever the Seller defaults for any reason whatsoever in the performance of any of the Seller Guaranteed Obligations the Seller Guarantor shall forthwith upon demand unconditionally perform (or procure performance of) and satisfy (or procure the satisfaction of) the Guaranteed Obligations in regard to which such default has been made in the manner prescribed by this Agreement and so that the same benefits shall be conferred on the Purchaser as it would have received if the Seller Guaranteed Obligations had been duly performed and satisfied by the Seller.

11.18.3                            Continuing Guarantee

This guarantee is to be a continuing guarantee and accordingly is to remain in force until all the Seller Guaranteed Obligations shall have been performed or satisfied. This guarantee is in addition to and without prejudice to and not in substitution for any rights or security which the Purchaser may now or hereafter have or hold for the performance and observance of the Seller Guaranteed Obligations.

11.18.4                            Legal limitations etc. of Seller

As a separate and independent stipulation the Seller Guarantor agrees that any of the Seller Guaranteed Obligations (including, without limitation, any moneys payable) which may not be enforceable against or recoverable from the Seller by reason of any legal limitation, disability or incapacity on or of the Seller or any other fact or circumstance (other than any limitation imposed by this Agreement) shall nevertheless be enforceable against and recoverable from the Seller Guarantor as though the same had been incurred by the Seller Guarantor and the Seller Guarantor were the sole or principal obligor in respect thereof and shall be performed or paid by the Seller Guarantor on demand.

11.18.5                          Seller Guarantor’s Liability

The liability of the Seller Guarantor under this Clause 11.18:

(i)                        shall not be released or diminished by any variation of the terms of the Guaranteed Obligations, or any forbearance, neglect or delay in seeking performance of the Seller Guaranteed Obligations or any granting of time for such performance;

(ii)                     shall not be affected or impaired by reason of any insolvency, bankruptcy, reorganization, dissolution or liquidation of, or any similar occurrence with respect to, or cessation of existence of, or change of ownership of, the Seller; and

(iii)                  shall not be affected or impaired by reason of any other fact or event which in the absence of this provision would or might constitute or afford a legal or equitable discharge or release or a defence to a Seller Guarantor.

11.18.6                          Waiver

The Seller Guarantor expressly waives diligence, presentment, demand of payment or performance, protest and all notices whatsoever, and any requirement that Purchaser exhaust any right, power or remedy or proceeding against the Seller under this Agreement or any other agreement or instrument referred to herein, or against any other person under any other guarantee of, or security for, any of the Seller Guaranteed Obligations. The Purchaser shall not be obligated to exercise all or any of its remedies against the Seller prior to seeking performance by the Seller Guarantor of its obligations under this Clause 11.18.

11.18.7                          Continued Effectiveness

The Seller Guarantor’s obligations hereunder shall continue to be effective or be automatically reinstated, as the case may be, if and to the extent that at any time for any reason any payment by or on behalf of the Seller is rescinded or must otherwise be restored or returned by any beneficiary of any of the Seller Guaranteed Obligations whether as a result of any bankruptcy proceeding, reorganization or otherwise with respect to the Seller or any other person, as though such payment had not been made. The Seller Guarantor agrees to indemnify the Purchaser on demand for all reasonable costs and expenses (including fees of counsel) incurred by the Purchaser in connection with such rescission, restoration or return.

11.18.8                          No Subrogation

The Seller Guarantor agrees that until the irrevocable and unconditional payment, performance and satisfaction in full of all Seller Guaranteed Obligations, it shall not exercise any right or remedy arising by reason of any performance by the Seller Guarantor of this guarantee, whether by subrogation or otherwise, against the Seller or any other guarantor of any of the Seller Guaranteed Obligations or any security for any of the Seller Guaranteed Obligations.

11.18.9                          No Withholding

All payments required to be made by the Seller Guarantor under this guarantee will be free and clear of all bank charges and other deductions or withholdings. If any deductions or withholdings are required to be made by applicable law and regulations, then payments hereunder shall be increased so that the net amount received by the Purchaser under this guarantee will be the full amount that would have been paid but for such deduction or withholding.

11.19    No Withholding for Purchaser Payments

All payments required to be made by the Purchaser to the Seller and Millicom S.A. under this Agreement will be free and clear of all bank charges and other deductions or withholdings. If any deductions or withholdings are required to be made by applicable law and regulations, then payments hereunder shall be increased so that the net amount received by the Seller and Millicom S.A. under this Agreement will be the full amount that would have been paid but for such deduction or withholding (except to the extent that deductions or withholdings would have been required to be made on the underlying payment or obligation that is the subject of the payment under this Agreement).

In witness whereof this Agreement has been duly executed.

SIGNED by Carole Wintersdorff (General Counsel, Millicom International Cellular S.A.) on behalf of Millicom Pakistan B.V.:		/s/ Carole Wintersdorff

Witnessed By:	By:	/s/ Ling Huang
		Name:	Ling Huang
		Title:	Lawyer

Witnessed By:	By:	/s/ Cyrus Kapadia
		Name:	Cyrus Kapadia
		Title:	Investment Banker

SIGNED by Peter Lewis (Treasurer and Head of Corporate Finance, Millicom International Cellular S.A.) on behalf of Millicom International Cellular S.A.:		/s/ Peter Lewis

Witnessed By:	By:	/s/ Ling Huang
		Name:	Ling Huang
		Title:	Lawyer

Witnessed By:	By:	/s/ Cyrus Kapadia
		Name:	Cyrus Kapadia
		Title:	Investment Banker

SIGNED by Carole Wintersdorff (General Counsel, Millicom International Cellular S.A.) and Peter Lewis (Treasurer and Head of Corporate Finance, Millicom International Cellular S.A.) on behalf of Millicom International Cellular S.A.:

/s/ Carole Wintersdorff

/s/ Peter Lewis

Witnessed By:	By:	/s/ Ling Huang
		Name:	Ling Huang
		Title:	Lawyer

Witnessed By:	By:	/s/ Cyrus Kapadia
		Name:	Cyrus Kapadia
		Title:	Investment Banker

SIGNED by Liu Aili on behalf of China Mobile Communications Corporation:		/s/ Liu Aili

Witnessed By:	By:	/s/ Ling Huang
		Name:	Ling Huang
		Title:	Lawyer

Witnessed By:	By:	/s/ Yu Mang
		Name:	Yu Mang
		Title:	Legal Counsel

Schedule 1
Particulars of the Company

Name:	Paktel Limited

Registered number:	K-01355

Registered office:	Paktel Centre, 68-E, Jinnah Avenue, G-7/F-7, Islamabad, Pakistan

Date and place of incorporation:	Pakistan

Issued share capital:	3,500,000 shares of PKR 100 each

Authorised share capital:	7,000,000 shares of PKR 100 each

Shares held by Millicom Pakistan B.V.:	3,109,995 shares of PKR 100 each

Shares held by MilliTel Limited:	350,000 shares of PKR 100 each

Shares held by Mrs Bilquis Qureshi:	40,000 shares of PKR 100 each

Share held by Mohamed Riyaaz Rasheed:	1 share of PKR 100

Share held by Peter James Lewis:	1 share of PKR 100

Share held by Won-Suck Song:	1 share of PKR 100

Share held by Dumindra Ratnayaka:	1 share of PKR 100

Share held by Jeffrey Noble:	1 share of PKR 100

Directors:	Xavier Charles Rocoplan (Chief Executive Officer)

Mohammed Riyaaz Rasheed

Peter James Lewis

Won-Suck Song

Dumindra Ratnayaka

Jeffrey Noble

Secretary:	Muhammad Aslam Minhas

Accounting reference date:	31 December

Schedule 2
Seller’s Guarantees

Parties	Name of Document	Execution Date	Guaranteed Amount

Guarantor: Millicom	Guarantee, Share	June 27, 2006	IFC loan: US$65
S.A.	Retention and		million
Lender/beneficiary:	Subordination		ABN AMRO Bank
IFC and ABN AMRO	Agreement		loan: US$ 54.8 million
Bank

Guarantor: Millicom	Deed of Guarantee	July 18, 2005	US$ 4,498,589, being
S.A.	(for EGSM Phase 3A		50% of the deferred
Beneficiary: ZTE	equipment)		payment facility
granted by ZTE to
Millicom S.A.

Guarantor: Millicom	Deed of Guarantee	March 24, 2005	US$ 4,298,527, 50%
S.A.	(for EGSM Phase 3A-	(amended on July 18,	of the deferred
Beneficiary: ZTE	1 equipment)	2006)	payment facility
granted by ZTE to
Millicom S.A.

Guarantor: Millicom	Deed of Guarantee	September 5, 2005	US$ 4,927,661, 50%
S.A.	(for EGSM Phase 3B		of the deferred
Beneficiary: ZTE	equipment)		payment facility
granted by ZTE to
Millicom S.A.

Guarantor: Millicom	Deed of Guarantee	June 27, 2006	US$ 17,908,792,
S.A.			being 100% of the
Beneficiary: ZTE			Bridge Finance
Facility

Guarantor: Millicom	Corporate Guarantee	April 13, 2005	US$ 6,490,000
S.A.	for Specific Liabilities

Beneficiary: Citibank	(Seller’s PTA
N.A. Global Corporate	Guarantee)
Banking

Guarantor: Millicom	Guarantee (as	December 13, 2005	US$ 20 million
S.A.	amended)	(amended on March 6,
Beneficiary: Alcatel		2006)
CIT

Guarantor: Millicom	Deed of Guarantee	August 17, 2006	EUR 1,826,451, being
S.A.			100% of the price of
Beneficiary: ATIS			the Frame Supply
Systems GmbH			Agreement

Guarantor: Millicom	Overdraft Facilities	September 7, 2005	US$ 30 million in cash
S.A. Beneficiaries: United			in support of Nordea’s
Bank Limited			Stand By Letter of

Parties	Name of Document	Execution Date	Guaranteed Amount

Allied Bank Limited			Credit

Schedule 3
Technical Services Agreements

Parties	Name of Document	Execution Date
Millicom International Cellular S.A.	Royalty and Technical Services Agreement	March 18, 2002

Paktel Limited

Millicom International Cellular (Asia) Pte Ltd.	Royalty and Technical Services Agreement	May 15, 2005

Paktel Limited

Schedule 4
Closing and Post-Closing Obligations
(Clause 6)

Part 1 – Closing Obligations

1.1                  On or before Closing:

1.1.1                              the Seller shall deliver to the Purchaser instruments of transfer in respect of the Shares in the Agreed Terms, duly executed by the Seller and, in case of the five Shares held by five of the former and existing nominee directors of the Seller, by the relevant individual, and witnessed and stamped in accordance with the laws of Pakistan together with the share certificates representing the Shares, duly endorsed in favour of the Purchaser by the Company;

1.1.2                              the Seller shall deliver to the Purchaser letters of resignation of Mr. Xavier Rocoplan as chief executive and deemed director of the Company and of Mr. Mohammad Riyaaz Rasheed, Mr. Peter Lewis, Mr. Won-Suck Song, Mr. Dumindra Ratnayaka and Mr. Jeffery Noble as directors of the Company;

1.1.3                              the Seller shall procure (and shall cause the Company to procure) that immediately following the delivery of the documents specified in paragraphs 1.1.1 and 1.1.2, a meeting of the Board of Directors of the Company, duly convened in accordance with the Memorandum and Articles of Association of the Company and the laws of Pakistan, is held at which:

(i)                        the transfer of the Shares from the Seller in favour of the Purchaser (save for the five Shares registered in the names of the Seller’s nominees which shall be transferred to the Purchaser’s nominees as directors and chief executive of the Company as provided in paragraph 1.1.3(iii) and (iv) hereof) shall be presented for registration and such registration shall be duly effected in the Company’s register of members;

(ii)                     the letters of resignation referred to in paragraphs 1.1.2 shall be tabled and be duly accepted and recorded;

(iii)                  the nominees of the Purchaser are proposed for appointment as directors of the Company to fill the vacancies arising as a consequence of the resignations referred to in paragraph 1.1.3(ii) and their respective appointments are duly accepted and recorded; and

(iv)                 the nominee of the Purchaser is proposed for appointment as chief executive of the Company to fill the vacancy arising as a consequence of the resignation referred to in paragraph 1.1.3(ii) and the appointment is duly accepted and recorded;

1.1.4                              the Seller shall deliver to the Purchaser

(i)                        registration documents issued by the State Bank of Pakistan evidencing the repatriation rights of the Shares as to capital, all accretions to capital and all dividends;

(ii)                     the original proceeds realisation certificate issued by the Recipient’s bankers in Pakistan as provided in Clause 11.10 hereof;

(iii)                  evidence of termination of the technical service agreements set out in Schedule 3; and

(iv)                 evidence of the consent from each of the financiers listed in Part 6 of the Disclosure Schedule to the change of control of the Company that will occur on Closing.

1.2                                      For the purposes of paragraph 1.1 and this Agreement:

1.2.1                               the Seller shall procure (and shall cause the Company to procure) that due notice of meeting of the Board of Directors required to be held under paragraph 1.1.3 is given or that the requirement for prior notice is duly waived in accordance with the applicable requirements of the Memorandum and Articles of Association of the Company; and

1.2.2                               each of the resignations pursuant to paragraph 1.1.3(ii) and each of the consequential appointments of the nominees of the Purchaser pursuant to paragraphs 1.1.3(iii) and 1.1.3(iv) shall be effected one at a time so as to ensure that the quorum requirements applicable to meetings of the Board of Directors of the Company are observed.

Part 2 – Post Closing Obligations

2.1                                        The Seller and the Purchaser shall cooperate so that, promptly after Closing, the following actions are taken:

2.1.1                               the Purchaser shaft cause the Company to notify all banks of the Company regarding the transfer of the Shares to the Purchaser, the change in the Board of Directors of the Company, and the change in signatories authorised to represent the Company.

2.1.2                               the Purchaser shall cause the Company to file with the Securities & Exchange Commission of Pakistan within the prescribed time all returns regarding the transfer of the Shares to the Purchaser, the change in the Board of Directors of the Company and the chief executive of the Company and provide a certified copy of each such return to the Seller or its designated nominee.

2.1.3                               the Purchaser shall cause the Company to file with the State Bank of Pakistan the necessary return in Form V-90 together with the Seller’s certificate delivered pursuant to paragraph 1.1.4(i) and the proceeds realisation certificate delivered pursuant to 1.1.4(ii) together with all other evidence necessary to ensure that the Shares are held by the Purchaser on a fully repatriable basis.

2.2                                        The Purchaser shall deliver to the Seller the Paktel Deed of Release evidencing the release of the Seller’s Guarantees.

2.3                                        The Purchaser shall procure that the following steps occur to effect a recapitalisation of the Company through a rights issue in accordance with Section 86 of the Ordinance (the “Recapitalisation”):

2.3.1                               a resolution of the Company is passed at a general meeting of its shareholders authorising the requisite increase of the Company’s authorised share capital;

2.3.2                               a resolution of the board of directors of the Company is passed:

(i)                           authorising a capital increase of the Company in the amount not less than the Post-Closing Amount;

(ii)                        approving the issue of the shares of the Company to its shareholders, including the Purchaser, by way of a rights issue, such shares having an aggregate capital value not less than the Post-Closing Amount (the “Rights Issue”); and

(iii)                     authorising a committee of two of its directors to take all necessary steps to accomplish the Rights Issue; make all allotments of new rights shares in that respect, including allotment of new rights shares not taken up by the Other Shareholders (if any) to the Purchaser; make all filings and returns and authorise officers of the Company in that respect and to do everything required in that connection;

2.3.3                               a circular is prepared and filed by the Company in accordance with Section 86(3) of the Ordinance with the registrar of companies (within the SECP). The circular is sent by the Company to its shareholders along with the notice offering the shares under Section 86(3) of the Ordinance and any material information related to the affairs of the Company (including information as to the capital structure of the Company, performance over the past three years, latest accounts) and an explanation of the necessity for the issue, including the purpose thereof and expected benefits that are likely to accrue from the proposed issue;

2.3.4                               a rights offer letter is submitted by the Company to each shareholder specifying the number of rights shares that such shareholder is entitled to and this is accompanied by a copy of the circular under Section 86(3) of the Ordinance. The circular specifies a date by which the offer, if not accepted, will be deemed to be declined. In the case of past practice, the Company has specified a period of fourteen (14) days for acceptance of the offer.;

2.3.5                               to the extent that any rights shares are not taken up by a shareholder within the specified time period, the board of directors of the Company (or a committee thereof duly authorised by the board of directors in that behalf) allots and issues such shares to the Purchaser; and

2.3.6                               within thirty (30) days of completion of allotment, the Company files a return of allotments with the SECP in the Form-3 prescribed by the Ordinance.

2.4                                        Upon receipt of the Inter-Company Debt Amount, the Seller shall deliver to the Purchaser the Inter-Company Debt Release evidencing the release of the Company from its obligations under the Inter-Company Debt Arrangements.

Schedule 5
Warranties Given by the Seller under Clause 7.1

1                            Corporate Information

1.1                  The Seller:

1.1.1                              is the sole legal and beneficial owner of the Shares except for the five Shares held by its nominees to qualify as directors of the Company and which are legally owned by those nominees; and

1.1.2                              has the right to exercise all voting and other rights over the Shares.

1.2                  The Shares comprise approximately 88.86% of the issued share capital of the Company, have been properly and validly issued and are each fully paid.

1.3                  Except as disclosed in Part 1.3 of the Disclosure Schedule, the Shares are duly registered with the State Bank of Pakistan as fully repatriable foreign investment and are entitled to full repatriation rights as to capital, accretions to capital and dividends.

1.4                  No person has the right (whether exercisable now or in the future and whether contingent or not) to call for the allotment, conversion, issue, registration, sale or transfer, of any share or loan capital or any other security giving rise to a right over, or an interest in, the capital of the Company under any option, agreement or other arrangement (including conversion rights and rights of pre-emption) other than MilliTel Limited pursuant to the Share Purchase Agreement dated as of March 20, 2006, by and among the Company, Millicom S.A. and MilliTel Limited.

1.5                  There are no Encumbrances on the Shares.

1.6                  The particulars contained in Schedule 1 are true and accurate in all material respects.

2                            Agreements with Seller’s Group

Except for (i) the Inter-Company Debt Arrangements, (ii) the Seller’s Guarantees and (iii) the technical services agreements listed in Schedule 3, there are no contracts or arrangements between, on the one hand, the Company and, on the other hand, the Seller or any other member of the Seller’s Group.

3                            Organization, Authority and Capacity of the Seller and Millicom S.A.

Each of Millicom S.A. and the Seller is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all necessary corporate power and authority to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Millicom S.A. and the Seller, the performance by each of Millicom S.A. and the Seller of its obligations hereunder and the consummation by Millicom S.A. and the Seller of the transactions contemplated hereby have been duly authorized by all requisite action on the part of Millicom S.A. and the Seller, respectively, and their respective stockholders, if required. This Agreement has been duly executed and delivered by Millicom S.A. and the Seller, and (assuming due authorization, execution and delivery by the Purchaser) this Agreement constitutes a legal, valid and binding obligation of Millicom S.A. and the Seller, enforceable against Millicom S.A. and the Seller in accordance with its terms.

4                            Organization and Authority of Company

4.1                  Except as disclosed in Part 4.1 of the Disclosure Schedule, the Company is a corporation duly organized and validly existing under the laws of the jurisdiction of its incorporation and has all material licenses (including telecommunications licenses), authorizations, franchises, grants, orders, certificates, permits, consents and approvals of any governmental authority required for it to own, operate or lease the properties and assets now owned, operated or leased by it and to carry on its business as it has been and is currently conducted. True and correct copies of the Memorandum and Articles of Association of the Company have been provided by the Seller to the Purchaser in the Data Room.

4.2                  Except as disclosed in Part 4.2 of the Disclosure Schedule, there are no corporations, partnerships, joint ventures, associations or other entities in which the Company owns, of record or beneficially, any direct or indirect equity or other interest or any right (contingent or otherwise) to acquire the same. The Company is not a member of (nor is any part of the business conducted through) any partnership or a participant in any joint venture or similar arrangement.

5                            No Conflict

Except as set forth in Part 5 of the Disclosure Schedule, the execution, delivery and performance by each of the Seller and Millicom S.A. of this Agreement do not and will not (i) violate, conflict with or result in the breach of any provision of the memorandum or articles of association (or similar organizational documents) of the Seller, Millicom S.A. or the Company, (ii) conflict with or violate any law or Governmental Order applicable to the Seller, Millicom S.A., the Company or their respective assets, properties or businesses or (iii) conflict with, result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which the Seller, Millicom S.A. or the Company is a party.

6                            Consents and Approvals

Except as set forth in Part 6 of the Disclosure Schedule, the execution, delivery and performance of this Agreement by each of the Seller and Millicom S.A. do not and will not require any consent, approval, authorisation or other order of, action by, filing with or notification to, any governmental authority or any other person. Notwithstanding the provisions of Clause 7.1.1 and the Disclosure Schedule, the only disclosures against this warranty shall be those set out in Part 6 of the Disclosure Schedule.

7                            Financial Statements

7.1                  True and complete copies of (i) the audited financial statements of the Company for the fiscal years ended as of December 31, 2003, 2004 and 2005 (collectively, the “Financial Statements”) and (ii) the unaudited consolidated balance sheet of the Company as of November 30, 2006 and the related unaudited profit and loss accounts of the Company for the 11-month period ended November 30, 2006 (the “Interim Financial Statements”) have been delivered by the Seller to the Purchaser in the Data Room.

7.2                  The Financial Statements and the Interim Financial Statements (i) were prepared in accordance with the books of account and other financial records of the Company and (ii) present fairly in all material respects the financial condition and results of operations of the Company as of the dates thereof or for the periods covered thereby. The Financial Statements and the Interim Financial Statements were prepared in accordance with International Accounting Standards (as notified under the Ordinance) and the accounting policies of the Seller’s Group, respectively, in each case applied on a basis consistent with the past practices of the Company and there have been no changes in the accounting policies of the Seller’s Group since November 30, 2006.

7.3                  The Bank Debt and Vendor Debt outstanding as of January 31, 2007 do not exceed the amount of Bank Debt and Vendor Debt specified in Part 1 and Part 2, respectively, of Schedule 6. The Inter-Company Debt Amount outstanding as of January 31, 2007 will not exceed US$148,941,241.

8                            Conduct in the Ordinary Course

Since November 30, 2006, except as set forth in the Disclosure Schedule, (i) to the knowledge of the Seller, the Company’s business has been conducted consistent with the manner in which the Company’s business was conducted after November 13, 2006 and (ii) the Company has not suffered a Material Adverse Effect.

9                            Compliance with Law

Except as set forth in Part 9 of the Disclosure Schedule, the Company has, to the knowledge of the Seller, in all material respects, conducted since the date of the acquisition by the Seller of an interest in the Company, and continues to conduct in all material respects, its business in accordance with all laws and Governmental Orders applicable to the Company and the Company is not in material violation of any such law or Governmental Order.

10                     Real Property

10.1           Part 10.1 of the Disclosure Schedule lists all real property owned or leased by the Company which are material to the business of the Company. Except as disclosed in Part 10.1 of the Disclosure Schedule, (i) the Company has good title to each property owned by the Company free and clear of all Encumbrances and (ii) the Seller has made available to the Purchaser copies of all deeds and leases of real property which are material to the business of the Company.

10.2           Except as disclosed in Part 10.2 of the Disclosure Schedule, to the knowledge of the Seller, there are no facts that would prevent any owned real property or any leased real property from being occupied or used by the Company after the Closing in the same manner as occupied or used by the Company immediately prior to the Closing that would be reasonably likely to have a Material Adverse Effect.

10.3           Part 10.3 of the Disclosure Schedule lists all sites, equipment and other properties currently shared, or are expected to be shared by the Company and Pakcom Limited (the “Shared Properties”), indicating the owner of each Shared Property.

11                     Employee Benefit Plans

11.1           Part 11.1 of the Disclosure Schedule lists all human resources policies and benefits related to non-expatriate employees of the Company (collectively, the “Company Plans”), copies of which have been provided to the Purchaser in the Data Room and there are no other employee benefit, bonus, equity-based compensation, deferred compensation, or retiree, or other retirement plans and all employment, severance, change of control, non-competition, or other similar arrangements, between the Company and any non-expatriate employee of the Company.

11.2           The Company has performed in all material respects all material obligations required to be performed by it under, is not in any material respect in default under or in material violation of, has no knowledge of any material default or violation by any party to, and, to the knowledge of the Seller, no fact or event exists that could give rise to any such action, claim or proceeding related to or under, any Company Plan.

11.3           All employer and employee contributions to any Company Plan, as applicable, required by law or by the terms of any Company Plan, have been made or, if applicable, accrued in accordance with normal accounting practices.

12                     Labour and Employment Matters

The Company is not a party to any collective bargaining agreement or other labour union contract applicable to persons employed by the Company, and currently (i) there are no organizational campaigns, petitions or other labour union organization activities which would affect the Company and (ii) there are no strikes, slowdowns or work stoppages pending or threatened against the Company.

13                     Taxes

13.1           All material returns and reports in respect of Taxes required to be filed with respect to the Company have been filed.

13.2           Except as disclosed in Part 13 of the Disclosure Schedule, all Taxes required to be shown as due and payable on such returns and reports or otherwise required by law to be paid, including any required estimated Taxes, have been timely paid.

13.3           Except as disclosed in Part 13 of the Disclosure Schedule, no adjustment relating to such returns has been proposed formally or informally by any Tax Authority which would reasonably be expected to result in material liability of the Company.

13.4           The Company has obtained all necessary approvals or no action letters from the relevant Tax Authority with respect to material tax positions taken by the Company including, but not limited to, participation exemption, tax holiday, reduced tax rate, and any other tax incentives.

13.5           The Company has either (i) paid all liabilities for Taxes relating to the Company for taxable periods or portions thereof that end on the Closing Date or (ii) provided adequate reserves and allowances for Taxes relating to the Company for taxable periods or portions thereof that end on the Closing Date.

14                     Material Contracts

14.1           Part 14.1 of the Disclosure Schedule lists each of the following contracts and agreements of the Company (such contracts and agreements being “Material Contracts”):

14.1.1                       all contracts and agreements to which the Company is a party, the performance of which will involve consideration in excess of $100,000 (except as described in Part 10 of the Disclosure Schedule with respect to real property);

14.1.2                       all contracts and agreements that limit or purport to limit the ability of the Company to compete in any line of business or with any person or in any geographic area or during any period of time; and

14.1.3                       all contracts and agreements relating to the Company’s owned real property or leased real property as set forth in Part 10.1 of the Disclosure Schedule or the Shared Properties.

14.2           To the knowledge of the Seller, all the Material Contracts are in the ordinary course of business and are wholly on an arm’s length basis.

14.3           Except as set forth in Part 14.3 of the Disclosure Schedule, each Material Contract (i) is valid and binding on the Company and, to the knowledge of the Seller, the counterparties thereto, and is in full force and effect, and (ii) the Company is not in material breach of, or material default under, any Material Contract and, to the knowledge of the Seller, no other party to any Material Contract is in material breach thereof or material default thereunder.

14.4           To the knowledge of the Seller, the Seller has made available to the Purchaser true and complete (save to the extent that it is manifest on the face of a Material Contract that it is not complete) copies of all Material Contracts.

15                     Litigation

Except as set forth in Part 15 of the Disclosure Schedule (which, with respect to each action set forth therein, sets forth the parties, nature of the proceeding, date and method commenced, amount of charges or other relief sought and, if applicable, paid or granted), there are no claims, actions, suits, arbitrations, inquiries, proceedings or investigations for amounts in excess of US$50,000 by or against the Company (or by or against the Seller or any affiliate thereof and relating to the Company or its business) or affecting any of the assets of the Company or its business brought by or pending before any governmental authority (or, to the knowledge of the Seller, threatened to be brought by or before any governmental authority). Except as set forth in Part 15 of the Disclosure Schedule, none of the Seller or the Company or any of their respective assets or properties is subject to any Governmental Order (nor, to the knowledge of the Seller, are there any such Governmental Orders threatened to be imposed by any governmental authority).

16                     Insurance

Copies of all insurance policies material to the business of the Company have been provided in the Data Room.

17                     Absence of Undisclosed Material Liabilities

17.1           There are no Material Liabilities of the Company other than Liabilities: (i) reflected or reserved against on the Financial Statements or the Interim Financial Statements or the notes thereto, or (ii) set forth in the Disclosure Schedule.

17.2           “Material Liabilities” means a liability that is in excess of US$10 million and which would, consistent with International Accounting Standards (as notified under the Ordinance), be reflected in the financial statements, including the footnotes thereto, of the Company for the relevant period, including both on-balance sheet and off-balance sheet items.

18                     Minority Shareholders

18.1           Part 18.1 of the Disclosure Schedule sets forth a list compiled in good faith by the Seller which, to the knowledge of the Seller, contains all of the material contracts with, and Material Claims made by, the Minority Shareholders.

18.2           Except as disclosed in Part 18.1 of the Disclosure Schedule, to the knowledge of the Seller, there are no other material contracts with, or Material Claims made by the Minority Shareholders or any affiliates of the Minority Shareholders.

18.3           “Material Claim” means any litigation or claim which, if successful, would have a Material Adverse Effect.

19                     Registration of Inter-Company Debt Arrangements

The Inter-Company Debt Arrangements (including the amounts owed by the Company thereunder) have been properly registered with the State Bank of Pakistan and no further approvals are required for the repayment to the relevant creditor of the Inter-Company Debt Amount by the Company in a freely convertible currency (other than PKR) outside Pakistan.

20                     Disclosure Schedule and Data Room Documents

20.1           The Data Room has been collated by the Seller in good faith.

20.2           Each document contained in the Data Room is true and accurate in all material respects and, to the knowledge of the Seller, is not materially misleading.

20.3           The Seller has not knowingly omitted any document the omission of which would make the contents of the Data Room materially misleading.

20.4           Each document in the Data Room is a true and complete copy of such document, except where it is manifestly apparent on the face of such document that it is not complete.

Schedule 6

Part 1
Paktel’s Bank Debt

Parties		Name of Document	Execution Date	Loan/ Facility Amount	Outstanding Amount

•	International	IFC Loan	27 June 2006	Loan A:	US$20,276,508
	Finance	Agreement		US$35,000,000
	Corporation			facility – US$
20,000,000
drawdown in August
2006

				Loan B:	US$0
US$30,000,000
facility – no
drawdown made
under Loan B

•	ABN AMRO	COFACE Facility	June 27, 2006	US$54,870,900	US$865,804
	Bank N.V.	Agreement		– no drawdown
made under this
facility

•	Bank of Khyber	Agreement for	January 29,	PKR 90,000,000	PKR 91,061,507
		Financing for	2006
Short/ Medium/
Long Term on
Mark-up Basis

•	Bank of Khyber	Agreement for	January 29,	PKR 60,000,000	PKR 62,527,397
		Financing for	2006
Short/ Medium/
Long Term on
Mark-up Basis

•	United Bank	Syndicated Mark–	November 7,	PKR 962,679,235	PKR 896,385,141
	Limited, Askari	up Finance	2003
	Commercial	Agreement
Bank Limited
and Union Bank
Limited

•	United Bank	Syndicated Mark–	March 16, 2004	PKR 957,770,812	PKR 972,241,128
	Limited and	up Finance
	National Bank of	Agreement
Pakistan

•	United Bank	Agreement for	September 12,	PKR 440,000,000	PKR 449,919,539
	Limited	Financing on	2005

Parties		Name of Document	Execution Date	Loan/ Facility Amount	Outstanding Amount

		Mark-up Basis

•	United Bank	Agreement for	October 18,	PKR 440,000,000	PKR 435,105,323
	Limited	Financing on	2005
	Mark-up Basis

•	Allied Bank	Finance	October 27,	PKR 432,500,000
	Limited	Agreement on	2006
		Mark-up Basis

•	Allied Bank	Agreement for	October 27,	PKR 432,500,000	PKR 896,788,161
	Limited	Financing for	2006
		Short/ Medium/
		Long Term on
		Mark-up Basis

Schedule 6
Part 2
Paktel’s Vendor Financing Facilities

Parties		Name of Document	Execution Date	Amount

•	ZTE Corporation	Outstanding amount	January 19, 2007	USD27,463,701.17
confirmation (Phase 3)

•	ZTE Corporation	Outstanding amount	January 16, 2007	USD22,818,500
confirmation (Phase 4)

•	Alcatel CIT	Bridge Facility	January 17, 2007	USD11,988,131.42

•	Alcatel CIT	Frame Commissioning	January 17, 2007	USD1,612,984.2
		Agreement		PKR42,541,445

EXHIBIT A.1

Data Room Index

(for documents provided to Purchaser on or prior to 10 January 2007)

Index

Document Title

Type

Pages

Date

1	Legal	Folder		2/20/2006 19:36
1.1	CORPORATE ORGANIZATION	Folder		2/20/2006 19:36
1.1.1	Memorandum and Articles of Association of Paktel Limited (amended copy)	Document	37	1/3/2007 10:15
1.1.3	Certificate of Incorporation	Document	2	2/25/2006 18:33
1.1.4	Notice Under By Laws dated May 28, 2003	Document	3	2/25/2006 18:33
1.1.5	Confirmation from the Company Registration Office of the conversion of status of Paktel Ltd from a Private Company to a Public Limited Company dated March 13, 1991	Document	1	2/25/2006 18:33
1.1.6	Paktel Ltd Register of Members, last entry dated September 7, 2005	Document	60	2/25/2006 18:33
1.1.7	Board Minutes (5/99, 9/99, 5/00, 7/00, 11/00, 1/01,10/01, 9/02, 3/03, 7/03, 11/03, 2/04, 4/04, 7/04, 12/04, 2/05, 5/05, 6/05, 7/05, 9/05,10/05 1/06), AGM Minutes (1990, 2005) & EGM Minutes (12/98, 12/03, 9/05)	Document	94	3/16/2006 16:34
1.1.8	Paktel Share Register	Document	60	3/30/2006 13:18
1.1.10	AGM 6/06	Document	1	11/24/2006 12:13
1.1.11	BoD min 7/06	Document	3	11/24/2006 12:13
1.1.12	BoD min 1/06	Document	2	11/24/2006 12:13
1.1.13	BoD min 6/06	Document	2	11/24/2006 12:13
1.1.14	Director Report	Document	2	11/24/2006 12:13
1.1.15	Share Purchase Agreement Paktel - March2006	Document	16	12/6/2006 16:19
1.1.16	Paktel Shareholding after July 06	Document	1	12/9/2006 11:16
1.1.17	share holder register- change	Document	1	12/9/2006 11:17
1.1.18	Explanatory memo Corp Organization	Document	1	12/9/2006 11:17
1.1.19	Paktel Shareholding after July 2006	Document	1	12/15/2006 12:18
1.1.20	Convening Notice for Dec. 2000, 2006 EGM	Document	2	12/18/2006 18:28
1.1.21	Form 29	Document	4	12/29/2006 14:57
1.1.22	Form A 06	Document	5	12/29/2006 14:57
1.2	PUBLIC AND PRIVATE SECURITIES OFFERING AND FINANCING DOCUMENTS	Folder		2/20/2006 19:36
1.2.0	Note to Potential Buyers — Securetel SPV	Document	1	12/7/2006 15:04
1.2.1	Prospectus dated March 27, 2003	Document	41	2/25/2006 18:33
1.2.2	Securetel SPV incorporation documents	Document	14	12/4/2006 15:54
1.2.3	Memorandum and Articles of Association of Securetel SPV Limited (including pattern of shareholding)	Document	14	4/27/2006 21:36
1.2.4	MIC Undertaking dated March 21, 2003 re: Paktel’s obligations towards Securetel SPV Limited (formerly SPVLimited)	Document	2	2/25/2006 18:20
1.2.5	Guarantee in favor of SPV (Now Securetel SPV Limited) dated January 9, 2003	Document	10	2/25/2006 18:20
1.2.6	Letter from UBL to Paktel dated September 11, 2006 regarding close-out of SPV	Document	2	12/7/2006 15:54
1.3	INDEBTEDNESS, CAPITAL LEASES AND OTHER FINANCING ARRANGEMENTS	Folder		2/20/2006 19:36
1.3.1	Loan Agreements/Facilities	Folder		2/20/2006 19:36
1.3.1.1	Rs 90m and 60m Agreements for financing for Short/Medium/Long term on Mark-Up Basis dated April 15 2005 between the Bank of Khyber and Paktel Ltd	Document	4	2/25/2006 18:20

Index

Document Title

Type

Pages

Date

1.3.1.2	Syndicated Mark-Up Finance Agreement dated November 7. 2003 among Paktel Ltd and United Bank Ltd, Askari Commercial Bank Ltd, Standard Chartered Bank	Document	39	2/25/2006 18:20

1.3.1.3	Syndicated Mark up Finance Agreement between Paktei Limited, United Bank Limited and National Bank of Pakistan Dated 16th March 2004	Document	43	2/25/2006 18:20
1.3.1.4	Agreement to Sell and Purchase Receivables among Paktel Ltd as Seller and SPV Ltd as Buyer and United Bank Ltd as Collection Agent dated December 19, 2002	Document	78	2/25/2006 18:20
1.3.1.5	Services Agreement dated January 14, 2003 between Paktel Ltd and SPV Ltd	Document	9	2/25/2006 18:20
1.3.1.6	Rs 440m Agreement for Financing on Mark-Up basis between UBL and Paktel dated September 12, 2005	Document	7	2/25/2006 18:20
1.3.1.7	Rs 440m Agreement for Financing on Mark-Up basis between UBL and Paktel dated October 18th, 2005	Document	8	2/25/2006 18:20
1.3.1.8	Rs 432.5m Finance Agreement on Mark Up Basis between Allied Bank Ltd and Paktel Ltd dated September 7, 2005	Document	10	2/25/2006 18:20
1.3.1.9	Rs 432.5m Finance Agreement on Mark Up Basis between Allied Bank Ltd and Paktel Ltd dated October 12, 2005	Document	7	2/25/2006 18:20
1.3.1.10	$10m Bridge Vendor Facility dated December 2, 2005 between Paktel Limited and Alcatel CIT	Document	18	3/3/2006 15:26
1.3.1.11	S17m Credit Facility Agreement between MIC SA and Paktel Limited dated December 9, 2005	Document	11	4/6/2006 15:46
1.3.1.12	$15m Credit Facility Agreement between MIC SA and Paktel Limited dated October 19, 2005	Document	12	2/25/2006 18:20
1.3.1.13	Repayment Schedule of $5m loan dated November 23, 2005	Document	1	2/25/2006 18:20
1.3.1.14	$5m Credit Facility Agreement between MIC SA and Paktel Limited dated August 11, 2005	Document	11	2/25/2006 18:20
1.3.1.15	$22.5m Credit Facility Agreement between MIC SA and Paktel Limited dated April 15, 2005	Document	11	2/25/2006 18:20
1.3.1.16	$11,1m Credit Facility Agreement between MIC SA and Paktel Limited dated September 2, 2004	Document	10	2/25/2006 18:20
1.3.1.17	$10m Credit Facility Agreement between MIC SA and Paktel Limited dated November 2, 2004	Document	10	2/25/2006 18:20
1.3.1.18	Sub-Ordination Agreement between Paktel Ltd, MIC SA, United Bank Ltd, Askari Commercial Bank Ltd, Union Bank Ltd, NBP dated September 7, 2005	Document	6	2/25/2006 18:20
1.3.1.19	Credit Facility Agreement between MIC S.A. and Paktel Limited dated February 20, 2006	Document	12	4/5/2006 16:54
1.3.1.20	Amendment and corresponding guarantee amendment relating to the US$10 million bridge vendor facility agreement (see 3.10) between Paktel Limited and Alcatel CIT dated March 6, 2006	Document	10	4/6/2006 10:02
1.3.1.21	Credit Facility for USD$15 million from MIC SA to Paktel Limited dated April 10, 2006	Folder		5/26/2006 14:27
1.3.1.21.1	Credit Facility for USD$15 million from MIC SA to Paktel Limited dated April 10, 2006	Document	12	6/22/2006 16:39
1.3.1.21.2	Email correspondece re: signatures	Document	2	5/26/2006 14:28
1.3.1.22	Paktel Refinancing June 2006	Folder		6/28/2006 15:43
1.3.1.22.1	Guarantee, Share Retention and Subordination Agreement between MIC S.A., Paktel Limited, International Finance Corporation and ABN Amro Bank, N.V., Paris branch dated June 27, 2006	Document	33	6/28/2006 16:09
1.3.1.22.2	Loan Agreement between Paktel Limited and International Finance Corporation dated June 27, 2006	Document	40	6/28/2006 16:09
1.3.1.22.3	Coface Facility Agreement between Paktel Limited, ABN Amro Bank N.V., Paris branch and certain Banks and Financial Institutions dated June 27, 2006	Document	56	6/28/2006 16:09
1.3.1.22.4	Common Terms Agreement between Paktel Limited, International Finance Corporation, ABN Amro N.V., Paris branch and certain Banks and Financial Institutions dated June 27, 2006	Document	100	6/28/2006 16:09
1.3.1.23	Amendment No 2 to the Paktel/Alcatel bridge vendor facility agreement dated June 16, 2006, including Guarantor Consent Letter	Folder		6/30/2006 10:26
1.3.1.23.1	Amendment No 2	Document	14	6/30/2006 10:26

Index

Document Title

Type

Pages

Date

1.3.1.23.2	Guarantor Consent Letter	Document	1	6/30/2006 10:26
1.3.1.24	Draft $2.5 million Credit Facility Agreement between Millicom International Cellular S.A. and Paktel Limited	Document	12	1/10/2007 8:08
1.3.1.25	Draft $10.5 million Credit Facility Agreement between Millicom International Cellular S.A. and Paktel Limited	Document	11	1/10/2007 8:09
1.3.1.26	Bridge Finance Facility dated April 3, 2006 between Paktel Limited and ZTE Corporation to finance 85% of the contract value of certain purchase orders signed by Paktel Limited and ZTE Corporation	Document	16	7/3/2006 10:31
1.3.1.27	Notice from Paktel to IFC Nov 29 06	Document	1	11/29/2006 13:18
1.3.1.28	BOK	Document	1	12/11/2006 13:48
1.3.1.29	UBL	Document	1	12/11/2006 13:49
1.3.1.30	Form 10 11-9-06	Document	1	12/9/2006 11:53
1.3.1.31	Form 10 26-7-06	Document	1	12/9/2006 11:53
1.3.1.32	Form 16 supp 11.9.06	Document	1	12/9/2006 11:53
1.3.1.33	Form 16 supp 11.9.06	Document	1	12/9/2006 11:53
1.3.1.34	Form 16 supp 26.7.06	Document	1	12/9/2006 11:53
1.3.1.35	Security	Document	5	12/9/2006 11:53
1.3.1.36	Loan Repayment Schedule	Document	3	12/9/2006 11:53
1.3.1.37	Paktel Loan Summary-26-Nov-06 RevB	Document	7	12/9/2006 11:53
1.3.1.38	6.0 PAKTEL DUE DILIGENCE-FINANCING	Document	2	12/9/2006 11:53
1.3.1.39	Ltr from Askari Commercial Bank to Paktel_Nov16 2006	Document	1	12/12/2006 9:11
1.3.1.40	Ltr from Union Bank to Paktel_Dec4 2006	Document	1	12/12/2006 9:11
1.3.1.41	DEED OF FLOATING CHARGE AMENDMENT AGREEMENT 001	Document	3	12/26/2006 8:42
1.3.1.42	DEED OF FLOATING CHARGE UBL 001	Document	9	12/26/2006 8:42
1.3.1.43	FIRST MORTGAGE DEED AMENDMENT AGREEMENT 001	Document	3	12/26/2006 8:42
1.3.1.44	FIRST MORTGAGE DEED UBL 001	Document	20	12/26/2006 8:42
1.3.1.45	LETTER OF HYPOTHECATION OF ASSETS 001	Document	11	12/26/2006 8:42
1.3.1.46	LETTERS OF CREDIT FACILITY AMENDMENT AGREEMENT 001	Document	3	12/26/2006 8:42
1.3.1.47	SECURITY TRUST DEED UBL 001	Document	48	12/26/2006 8:42
1.3.1.48	security trust deed amendment agreement 001	Document	3	12/26/2006 8:43
1.3.1.49	SYNDICATED MARK UP FINANCE NOVATION AGREEMENT 001	Document	4	12/26/2006 8:43
1.3.1.50	SYNDICATED MARKUP FINANCE AGREEMENT UBL 001	Document	40	12/26/2006 8:43
1.3.1.51	DEED OF FLOATING CHARGE 001	Document	5	12/26/2006 8:52
1.3.1.52	LETTER OF CREDIT FACILITY AGREEMENT 001	Document	25	12/26/2006 8:52
1.3.1.53	LETTER OF HYPOTHECATION OF ASSETS 002	Document	9	12/26/2006 8:52
1.3.1.54	MORTGAGE DEED UBL 001	Document	15	12/26/2006 8:52
1.3.1.55	SECURITY TRUST DEED 001	Document	20	12/26/2006 8:52
1.3.1.56	SUPPLEMENTAL FIRST MORTGAGE DEED 001	Document	6	12/26/2006 8:52
1.3.1.57	LETTER OF HYPOTHECATION OF MACHINERY 001	Document	8	12/26/2006 9:00
1.3.1.58	NBP	Document	1	12/26/2006 12:25

Index

Document Title

Type

Pages

Date

1.3.1.59	UBL 1	Document	1	12/26/2006 12:25
1.3.1.60	UBL 2	Document	1	12/26/2006 12:25
1.3.1.61	UBL	Document	1	12/26/2006 12:25
1.3.1.62	Alcatel Bridge Finance Facility Ammendment	Document	15	12/29/2006 7:11
1.3.1.63	Alcatel Bridge Finance Facility	Document	17	12/29/2006 7:11
1.3.1.64	FinancingRequirementsApr3-2006(Bridge)	Document	1	12/29/2006 7:11
1.3.1.65	Bank of KHyber NOC July 17 06 II	Document	1	12/30/2006 15:11
1.3.1.66	Bank of KHyber NOC July 17 06	Document	1	12/30/2006 15:11
1.3.1.68	Credit Facility Agreement between Paktel and MIC dated 11 Dec 2006.pdf	Document	12	1/4/2007 14:27
1.3.1.69	Standard Chartered Bank Guarantee Central Excise Dec 06	Document	3	1/6/2007 6:15
1.3.1.70	SECP 1.3 bn UBL	Document	1	1/8/2007 9:36
1.3.1.71	SECP ABN 60 MN	Document	1	1/8/2007 9:36
1.3.1.72	SECP BOK 30 mn	Document	1	1/8/2007 9:36
1.3.1.73	SECP1.2bn UBL	Document	1	1/8/2007 9:36
1.3.2	Guarantees	Folder		2/20/2006 19:36

1.3.2.1	Guarantee from MIC SA to ZTE for phase 3A dated July 18, 2005 (replaces guarantee for same phase initially issued on March 24, 2005)	Document	2	2/25/2006 18:20
1.3.2.2	Guarantee from MIC SA to ZTE for phase 3A-1 dated March 24, 2005 updated July 18, 2005	Folder		5/26/2006 16:52
1.3.2.2.1	March 24, 2005	Document	3	5/26/2006 16:52
1.3.2.2.2	Guarantee from MIC SA to ZTE for phase 3A-1 dated July 18, 2005	Document	2	2/25/2006 18:20
1.3.2.3	Guarantee from MIC SA to ZTE for phase 3B dated September 5, 2005	Document	2	2/25/2006 18:20
1.3.2.4	Counter-Guarantee from MIC SA to Citigroup Inc. and subsidiaries dated April 13, 2005 relating to a Performance Bond issued by Citibank NA,	Document	6	2/25/2006 18:20
	Islamabad Branch to PTA
1.3.2.5	Guarantee from MIC SA to Alcatel CIT dated December 13, 2005 with side letter dated December 14, 2005	Document	11	2/25/2006 18:20
1.3.2.6	Letter of Hypothecation of Machinery dated August 2005 from The Bank of Khyber to Paktel Limited	Document	9	3/8/2006 17:31
1.3.2.7	Deed of Guarantee between Millicom International Cellular S.A. and ZTE Corporation dated June 27, 2006	Document	3	6/29/2006 11:11
1.3.2.8	Guarantee, Share Retention and Subordination Agreement between MIC S.A., Paktel Limited, International Finance Corporation and ABN Amro Bank, N.V., Paris branch dated June 27, 2006	Document	33	6/28/2006 16:14
1.3.2.9	Guarantor consent letter Alcatel Bridge Guarantee dated June 16, 2006	Document	1	6/30/2006 10:28
1.3.2.10	Deed of Amendment dated March 6, 2006 amending December 13, 2005 Guarantee from MIC SA to Alcatel CIT	Document	3	12/7/2006 11:51
1.3.2.11	Guarantee from MIC SA to ATIS Systems GmbH dated August 17, 2006	Document	2	12/7/2006 11:51
1.3.2.12	Scanned ZTE PPC-011051	Document	2	1/4/2007 13:14
1.3.2.13	Scanned ZTE PPC-011063	Document	2	1/4/2007 13:14
1,3.2.14	Scanned ZTE PPC-012132 (2)	Document	1	1/4/2007 13:14
1.3.2.15	ZTE PO Outdoor BTSs (PPC-12036)	Document	2	1/4/2007 13:14
1.3.2.16	ZTE Phase 4 Financing Extract PPC-11051	Document	1	1/4/2007 14:34
1.3.2.17	ZTE Phase 4 Financing Extract PPC-11063	Document	1	1/4/2007 14:34

Index

Document Title

Type

Pages

Date

1.3.3	Other	Folder		2/20/2006 19:36
1.3.3.1	Deed of Novation dated November 6, 2000 among Cable & Wireless plc, as Transferor, Millicom Pakistan B.V., as Transferee, and Paktel Limited, as Borrower	Document	11	2/25/2006 18:20
1.3.3.3	Summary of Significant Loans	Document	1	2/25/2006 18:20
1.3.3.4	Letter from Ford Rhodes Sidat dated April 30, 2003	Document	6	2/25/2006 18:20
1.3.3.5	extension SBLC 201-01-4920513-S	Document	2	1/3/2007 17:49
1.3.3.6	extension SBLC 201-01-4920522-S	Document	2	1/3/2007 17:49
1.3.3.7	extension SBLC 201-01-4921031-S	Document	2	1/3/2007 17:49
1.3.3.8	extension SBLC 201-01-4921040-S	Document	2	1/3/2007 17:49
1.4	OTHER MATERIAL AGREEMENTS	Folder		2/20/2006 19:36
1.4.2	Operating Licenses	Folder		2/20/2006 19:36
1.4.2.1	Grant of License for Establishment and Operation of Cellular Mobile Telephone System dated April 19,1990	Document	8	2/25/2006 18:23
1.4.2.2	Revalidation of License dated August 12,1997	Document	2	2/25/2006 18:23
1.4.2.3	Modification in MS Paktel’s License dated October 25, 2002	Document	2	2/25/2006 18:23
1.4.2.4	Letter from PTA No 12.7(01/2002/Vol.ll dated July 11,2003 re: the Migration of Paktel System from AMPS to GSM in the E-GSM Band and answer from Paktel to PTA dated July 15, 2003	Document	2	2/25/2006 18:23
1.4.2.5	Allocation of Frequency in the GSM Band to MS Paktel Ltd letters dated August 30 and September 23, 2003 by the Frequency Allocation Board Headquarters, Ministry of Information Technology	Document	1	2/25/2006 18:23
1.4.2.6	Letter from PTA No DG/L/PTA/06/2003 dated December 27, 2003 Re: Renewal of CMT License	Document	2	2/25/2006 18:23
1.4.2.7	Letter from PTA No2 (19-Paktel) 04/Coord/PTA dated June 28, 2004 Re: Commencement of paktel GSM Service and answer from MIC SA dated June 30, 2004	Document	8	2/25/2006 18:23
1.4.2.8	License Renewal from Pakistan Telecommunication Authority (“PTA”) dated October 23, 2004	Document	33	2/25/2006 18:23
1.4.2.9	Issuance of Commencement Certificate from PTA to Paktel limited dated October 23, 2004	Document	1	2/25/2006 18:23
1.4.2.10	2 Letter from PTA No 12.7(01)/2004/LL& M/Vol.III on Renewal of Cellular Mobile License dated October 23, 2004	Document	2	2/25/2006 18:23

1.4.2.11	Letter from PTA No 12.7(01)/2004/RBS/Vol III dated October 5th, 2004 on Renewal of Paktel Ltd license and migration from AMPS to EGSM	Document	2	2/25/2006 18:23
1.4.2.12	License Agreement dated October 23, 2004	Document	33	3/1/2006 0:39
1.4.2.13	License Agreement dated March 21, 2005 between Mr.Jami Dad Kahn and Paktel Limited	Document	10	4/5/2006 11:20
1.4.2.14	PTA LICENCE VAS	Document	6	12/9/2006 12:03
1.4.2.15	Pakel Rental Database	Document	208	12/9/2006 12:03
1.4.2.16	Sharing Data	Document	20	12/9/2006 12:03
1.4.2.17	CVAS license application	Document	1	12/27/2006 14:22
1.4.2.18	CVAS License Payment	Document	1	12/27/2006 14:22
1.4.3	Interconnection Agreements	Folder		3/2/2006 22:27
1.4.3.1	Interim Interconnect Agreement dated April 22, 2003 between Paktel Limited and Pak Telecom Mobile Limited	Document	24	2/25/2006 18:23.
1.4.3.2	Interim Interconnect Agreement dated January 21, 2002 between Pakcom Limited and Paktel Limited, as supplemented by the Supplemental Interim Interconnect Agreement dated April 22, 2003 and Extention Agreement dated July, 2004	Document	15	3/29/2006 15:15

Index

Document Title

Type

Pages

Date

1.4.3.3	Interim Interconnect Agreement dated June 7, 2001 between Paktel Limited and Pakistan Telecommunication Company Limited	Document	4	2/25/2006 18:23
1.4.3.4	Interim interconnect Agreement dated January 11, 2002 between Paktel Limited and Pakistan Mobile Communications (Private) Limited, as supplemented by the Supplemental Interim Interconnect Agreement dated April 25, 2003 and Extension Agreement dated July, 2004.	Document	18	3/29/2006 15:15
1.4.3.5	Interim Interconnect Agreement between Paktel Limited and Warid Telecom (pvt) Ltd. dated 17 December 2004	Document	67	2/25/2006 18:23
1.4.3.6	Interim Interconnect Agreement between Paktel Limited and Telenor Pakistan (pvt) Ltd. dated 3 December 2004	Document	64	2/25/2006 18:23
1.4.3.7	Interconnection Agreement dated March 28, 2005 between Dancom and Paktel	Document	40	3/3/2006 15:26
1.4.3.8	Interconnection Agreement dated December 17, 2005 between WateenTelecom (PVT) Ltd and Paktel Ltd	Document	41	3/3/2006 15:26
1.4.3.9	Interim Interconnect Agreement dated September 1, 2004 between National Telecommunication Corporation and Paktel	Document	34	3/3/2006 15:26
1.4.3.10	Interconnect Agreement dated July 30, 2005 between Special Communications Organization and Paktel Ltd.	Document	21	3/3/2006 15:26
1.4.3.11	Interconnection Agreement dated May 16, 2005 between Callmate Telips Telecom Ltd and Paktel Ltd	Document	42	3/3/2006 15:26
1.4.3.12	Interconnection Agreement dated July 2005 between Telecard Ltd and Paktel Ltd	Document	39	3/3/2006 15:26
1.4.3.13	E-mail to MIC dated March 29, 2006 listing interconnection agreements currently in force	Document	2	3/29/2006 14:24
1.4.3.14	Interconnection Agreement between Pakistan Telecommunication Company Limited and Paktel Limited dated January 1, 2006	Document	280	4/5/2006 15:54
1.4.3.15	WATEEN STM 001	Document	18	12/9/2006 11:57
1.4.3.16	WATEEN TELECOM PVT LTD	Document	33	12/9/2006 11:57
1.4.3.17	WEB DEVELOPMENT & SERVICES AGREEMENT (PIN) 001	Document	19	12/9/2006 11:57
1.4.3.18	Worldcall	Document	58	12/9/2006 11:57
1.4.3.19	WEBCOM LIMITED	Document	47	12/9/2006 11:57
1.4.3.20	BTC	Document	9	12/9/2006 11:57
1.4.3.21	SUPERNET	Document	8	12/9/2006 11:57
1.4.3.22	Interconnect_Traffic_Settlements_Year_2005__to_Date_Nov_06	Document	19	12/27/2006 14:28
1.4.4	Frame Supply Agreements	Folder		3/2/2006 22:32
1.4.4.1	Frame Supply Agreement dated October 29, 2005 between Paktel Limited and Alcatel CIT related to the supply of GSM 900 and 1800 MHz System, Volumes I and II	Document	498	3/3/2006 15:47
1.4.4.2	Frame Commissioning Agreement dated October 29, 2005 between Paktel Limited and Alcatel Pakistan Limited related to the commissioning of GSM 900 and 1800 MHz System, Volumes I and II	Document	261	3/3/2006 15:46
1.4.4.3	Master Agreement dated October 29, 2005 between Paktel Ltd and Alcatel CIT and Alcatel Pakistan Ltd related to the supply of a GSM 900 and 1800 MHz System	Document	15	3/3/2006 15:46
1.4.4.4	Support Services Agreement dated October 29, 2005 between Paktel Limited and Alcatel Pakistan Ltd related to the supply of support services designed for a GSM System	Document	44	3/3/2006 15:46
1.4.4.5	Frame Commissioning Agreement dated April 29, 2003 between Paktel Ltd and Zhongxing Telecom Pakistan (Pvt.) Ltd related to the Commissioning of an eGSM 880-890/925-935 MHz System, and Annexes	Folder		3/3/2006 18:04
1.4.4.5.1	Frame Commissioning Agreement dated April 29, 2003 between Paktel Ltd and Zhongxing Telecom Pakistan (Pvt.) Ltd related to the Commissioning of an EGSM 880-890/925-935 MHz System, and Annexes	Document	44	3/21/2006 16:37
1.4.4.5.2	Annex 1	Folder		3/3/2006 18:04
1.4.4.5.2.1	Annex 1_Agreement Definitions of the Frame Commissioning (1)	Document	13	3/3/2006 20:45

Index

Document Title

Type

Pages

Date

1.4.4.5.2.2	Annex 1_Agreement Definitions of the Frame Commissioning Agr	Document	13	3/3/2006 20:45
1.4.4.5.3	Annex 2	Folder		3/3/2006 18:04
1.4.4.5.3.1		2-Jan Folder		3/3/2006 18:04
1.4.4.5.3.1.1	Annex 2 Cover Page & ToC	Document	2	3/3/2006 20:48
1.4.4.5.3.1.2	ANNEX 2-1 service description	Document	49	3/3/2006 21:07
1.4.4.5.3.1.3	Annex 2-1.11 Network structure design	Document	27	3/3/2006 21:07
1.4.4.5.3.2		2-Feb Folder		3/3/2006 18:04
1.4.4.5.3.2.1	2-2.1	Folder		3/3/2006 18:04
1.4.4.5.3.2.1.1	Annex 2-2.1 Coverpage& TOC	Document	2	3/3/2006 23:23
1.4.4.5.3.2.1.2	Annex 2-2.1.1 ZXG10(msc_vlr)technical manual cover1-new	Document	2	3/3/2006 21:25
1.4.4.5.3.2.1.3	Annex 2-2.1.1 ZXG10(msc_vlr)technical manual cover2	Document	2	3/3/2006 21:25
1.4.4.5.3.2.1.4	Annex 2-2.1.1 ZXG10(msc_vlr)technical manual(I)-new	Document	199	3/3/2006 21:25
1.4.4.5.3.2.1.5	Annex 2-2.1.1 ZXG10(msc_vlr)technical manual(II)	Document	138	3/3/2006 21:25
1.4.4.5.3.2.1.6	Annex 2-2.1.2 ZXG10-HLR AUC(V3.0) Home Location Register (1)	Document	191	3/3/2006 21:25
1.4.4.5.3.2.1.7	Annex 2-2.1.2 ZXG10-HLR AUC(V3.0) Home Location Register (2)	Document	2	3/3/2006 21:25
1.4.4.5.3.2.1.8	Annex 2-2.1.2 ZXG10-HLR AUC(V3.0) Home Location Register (3)	Document	191	3/3/2006 21:25
1.4.4.5.3.2.1.9	Annex 2-2.1.2 ZXG10-HLR AUC(V3.0) Home Location Register Aut	Document	2	3/3/2006 21:25
1.4.4.5.3.2.2	2-2.2	Folder		3/3/2006 18:04
1.4.4.5.3.2.2.1	Annex 2-2.2 Coverpage& TOC	Document	2	3/3/2006 23:23
1.4.4.5.3.2.2.2	Annex 2-2.2.1 ZXG10-BTS specification	Document	129	3/3/2006 21:49

Index

Document Title

Type

Pages

Date

1.4.4.5.3.2.2.3	Annex 2-2.2.2 ZXG10-BSC specification	Document	144	3/3/2006 21:49
1.4.4.5.3.2.3	2-2.3	Folder		3/3/2006 18:04
1.4.4.5.3.2.3.1	Annex 2-2.3 IN Technical Specification(0403)	Document	82	3/3/2006 21:49
1.4.4.5.3.2.4	2-2.4	Folder		3/3/2006 18:04
1.4.4.5.3.2.4.1	Annex 2-2.4 ZXG10-SC technical manual cover	Document	2	3/3/2006 21:49
1.4.4.5.3.2.4.2	Annex 2-2.4 ZXG10-SC technical manual	Document	210	3/3/2006 21:49
1.4.4.5.3.2.5	2-2.5	Folder		3/3/2006 18:04
1.4.4.5.3.2.5.1	Annex 2-5 ZXMT(V1.0) technical specification	Document	12	3/3/2006 21:49
1.4.4.5.3.2.6	2-2.6	Folder		3/3/2006 18:04
1.4.4.5.3.2.6.1	Annex 2-2.6 MW Specification	Document	31	3/3/2006 21:49
1.4.4.5.3.2.7	2-2.7	Folder		3/3/2006 18:04
1.4.4.5.3.2.7.1	Annex 2-2.7 Antenna and Feeder cable specification	Document	3	3/3/2006 21:49
1.4.4.5.3.2.8	2-2.8	Folder		3/3/2006 18:04
1.4.4.5.3.2.8.1	Annex 2-2.8 Coverpage& TOC	Document	2	3/3/2006 23:23
1.4.4.5.3.2.8.2	Annex 2-2.8.1 Shelter Specification	Document	8	3/3/2006 21:49
1.4.4.5.3.2.8.3	Annex 2-2.8.2Tower Specification	Document	28	3/4/2006 0:49
1.4.4.5.3.2.9	2-2.9	Folder		3/3/2006 18:04
1.4.4.5.3.2.9.1	Annex 2-2.9 Coverpage& TOC	Document	2	3/3/2006 23:23

Index

Document Title

Type

Pages

Date

1.4.4.5.3.2.9.2	Annex 2-2.9.1 ZXDU300(V3.0) specification	Document	44	3/3/2006 21:49
1.4.4.5.3.2.9.3	Annex 2-2.9.2 2XDU3000 specification	Document	29	3/3/2006 21:49
1.4.4.5.3.2.10	2-2.10	Folder		3/3/2006 18:04
1.4.4.5.3.2.10.1	Annex 2-2.10 System configutration rules (0320)	Document	32	3/3/2006 21:39
1.4.4.5.3.2.11	2-2.11	Folder		3/3/2006 18:04
1.4.4.5.3.2.12	2-2.12	Folder		3/3/2006 18:04
1.4.4.5.3.2.12.1	ISB-phase1(1-2 TRX)PakTel Jan 58.5 (big)	Document	1	3/3/2006 21:39
1.4.4.5.3.2.12.2	KHI-phase1(1-2 TRX)ZTE Mar 58.5 8New (big)	Document	1	3/3/2006 21:48
1.4.4.5.3.2.12.3	LHR-phase1(1-2TRX)ZTE Mar 58.5 8New (big)	Document	1	3/3/2006 21:48
1.4.4.5.4	Annex 3	Folder		3/3/2006 18:04
1.4.4.5.4.1	Annex3-2_rev H	Document	2	3/3/2006 22:15
1.4.4.5.4.2	Annex3-1_rev C	Document	2	3/3/2006 22:15
1.4.4.5.4.3	Annex 3-3_rev H	Document	1	3/3/2006 22:15
1.4.4.5.4.4	Annex 3	Document	2	3/3/2006 22:15
1.4.4.5.4.5	Annex 3-2	Folder		3/3/2006 18:04
1.4.4.5.4.5.1	Quotation for BSC Room Works030320	Document	2	3/3/2006 22:15
1.4.4.5.4.5.2	quotation for BTS room030315	Document	2	3/3/2006 22:15
1.4.4.5.4.5.3	Quotation for MSC Room Works030315	Document	2	3/3/2006 22:15
1.4.4.5.4.6	Annex 3-3	Folder		3/3/2006 18:04
1.4.4.5.4.6.1	quotation for BTS room	Document	2	3/3/2006 22:15
1.4.4.5.5	Annex 4	Folder		3/3/2006 18:04
1.4.4.5.5.1	Annex 4-2 (detailed)	Folder		3/3/2006 18:04
1.4.4.5.5.1.1	2.1 & 2.2 Quotation for MSC and BSC Room Works	Document	3	3/3/2006 22:15

Index

Document Title

Type

Pages

Date

1.4.4.5.5.1.2	2.6 & 2.7 quotation for BTS room	Document	1	3/3/2006 22:15
1.4.4.5.5.2	Annex 4-1-FCA rev J	Document	5	3/3/2006 22:15
1.4.4.5.5.3	Annex 4-2 FCA Rev J	Document	4	3/3/2006 22:18
1.4.4.5.5.4	Annex 4	Document	2	3/3/2006 22:18
1.4.4.5.5.5	Coverpage Annex 4-2	Document	1	3/3/2006 22:18
1.4.4.5.6	Annex 5	Folder		3/3/2006 18:04
1.4.4.5.6.1	Annex 5.1 NSS Responsibility matrix(FCA)	Document	6	3/3/2006 22:18
1.4.4.5.6.2	Annex 5.2 BSS Responsibility matrix(FCA)	Document	8	3/3/2006 22:18
1.4.4.5.6.3	Annex 5.3 IN Responsibility matrix(FCA)	Document	3	3/3/2006 22:18
1.4.4.5.6.4	Annex 5.4 SMSC Responsibility matrix(FCA)	Document	3	3/3/2006 22:18
1.4.4.5.6.5	Annex 5.5 Civil works Responsibility matrix(FCA)	Document	4	3/3/2006 22:18
1.4.4.5.6.6	Annex 5.6 RF Planning Responsibility matrix(FCA)	Document	2	3/3/2006 22:18
1.4.4.5.6.7	Annex 5.7 Power system Responsibility matrix(FCA)	Document	2	3/3/2006 22:18
1.4.4.5.6.8	Annex 5.8 MT Responsibility matrix(FCA)	Document	3	3/3/2006 22:18
1.4.4.5.6.9	Annex 5-Coverpage & TOC	Document	2	3/3/2006 23:23
1.4.4.5.7	Annex 6	Folder		3/3/2006 18:04
1.4.4.5.7.1	Annex 6-1 MSCVLR acceptance manual for PAKTEL	Document	172	3/3/2006 22:25
1.4.4.5.7.2	Annex 6-10 MW Test procedure	Document	4	3/3/2006 22:25
1.4.4.5.7.3	Annex 6-11 Integrated System Acceptance Test Manual (030411)	Document	71	3/3/2006 22:25
1.4.4.5.7.4	Annex 6-2-5 IN Acceptance test	Document	99	3/3/2006 22:25
1.4.4.5.7.5	Annex 6-3.1 BTSV2 Acceptance Test Guide Manual	Document	17	3/3/2006 22:25
1.4.4.5.7.6	Annex 6-3.2 BTSV2 Installation Acceptance Test Procedure (1)	Document	10	3/3/2006 22:25
1.4.4.5.7.7	Annex 6-3.2 BTSV2 Installation Acceptance Test Procedure (FC	Document	10	3/3/2006 22:25
1.4.4.5.7.8	Annex 6-3.3 BTSV2 Acceptance Test Procedure (FCA)	Document	9	3/3/2006 22:25
1.4.4.5.7.9	Annex 6-4 HLRAUC acceptance manual for PAKTEL	Document	137	3/3/2006 22:25
1.4.4.5.7.10	Annex 6-6 SC acceptance manual	Document	96	3/3/2006 22:25
1.4.4.5.7.11	Annex 6-7.1 ZXDU300 Acceptance Test Procedure(FCA)	Document	5	3/3/2006 22:25
1.4.4.5.7.12	Annex 6-7.2 ZXDU3000 Acceptance Test Procedure(FCA)	Document	5	3/3/2006 22:25
1.4.4.5.7.13	Annex 6-7.3 ZXUPS M515 Acceptance Test Procedure(FCA)	Document	4	3/3/2006 22:25
1.4.4.5.7.14	Annex 6-7.4 ZXUPS M530 Acceptance Test Procedure (FCA)	Document	4	3/3/2006 22:25
1.4.4.5.7.15	Annex 6-8 RF-Coverage acceptance test procedure_rev C (0318)	Document	14	3/3/2006 22:25
1.4.4.5.7.16	Annex 6-9 ZXMT(V1.0) Centralized Monitoring system	Document	6	3/3/2006 22:25
1.4.4.5.7.17	Annex 6-2-BSCV2 Acceptance Test procedure	Document	51	3/3/2006 22:29
1.4.4.5.7.18	Coverpage and TOC for Annex 6	Document	2	3/3/2006 22:29
1.4.4.5.7.19	Coverpage and TOC for Annex 6-3	Document	2	3/3/2006 22:29
1.4.4.5.7.20	Coverpage and TOC for Annex 6-7	Document	2	3/3/2006 22:29

Index

Document Title

Type

Pages

Date

1.4.4.5.8	Annex 7	Folder		3/3/2006 18:04
1.4.4.5.8.1	Annex 7 Lead time	Document	20	3/3/2006 22:29
1.4.4.5.9	Annex 9	Folder		3/3/2006 18:04
1.4.4.5.9.1	Annex 9-1 Performance Bond 1 030425	Document	3	3/3/2006 22:29
1.4.4.5.9.2	Annex 9-2 Performance Bond 2 030425	Document	3	3/3/2006 22:29
1.4.4.5.10	Annex 10	Folder		3/3/2006 18:04
1.4.4.5.10.1	Annex 10 - 1_Financing Terms-FCA Trial Phase excluding E (1)	Document	3	3/3/2006 20:45
1.4.4.5.10.2	Annex 10 - 1_Financing Terms-FCA Trial Phase excluding Exten	Document	3	3/3/2006 20:48
1.4.4.5.10.3	Annex 10 - 2_Financing Terms-FCA Extended Scope_10 April	Document	2	3/3/2006 20:48
1.4.4.5.11	Annex 11	Folder		3/3/2006 18:04
1.4.4.5.11.1	Annex 11 Quality plan	Document	13	3/3/2006 20:48
1.4.4.5.11.2	Annex 11-1 Quality manual	Document	63	3/3/2006 20:48
1.4.4.5.12	Annex 12	Folder		3/3/2006 18:04
14.4.5.12.1	Annex 12_Extended Scope 29.04.03 Frame Supply Agreement dated April 30, 2003 and between Paktel Ltd and ZTE Corporation and Zhongxing Telecom Pakistan (Pvt.) Ltd	Document	3	3/3/2006 20:48
1.4.4.6

related to the supply of an EGSM 880-890/925-935 MHz System and Annexes Frame Supply Agreement dated April 30, 2003 between Paktel Ltd and ZTE Corporation related to supply of an EGSM 880-890/925-935 MHz

		Folder		3/3/2006 19:12
1.4.4.6.1	System and Annexes	Document	60	3/21/2006 16:40
1.4.4.6.2	Annex A	Folder		3/3/2006 19:12
1.4.4.6.2.1	Annex A_Agreement Definitions of the Frame Supply Agreem (1)	Document	11	3/3/2006 23:05
1.4.4.6.2.2	Annex A_Agreement Definitions of the Frame Supply Agreement_	Document	11	3/3/2006 23:05
1.4.4.6.3	Annex B	Folder		3/3/200619:12
1.4.4.6.3.1	B1	Folder		3/3/2006 19:12
1.4.4.6.3.1.1	Annex B-1 Coverpage & TOC	Document	2	3/3/2006 23:05
1.4.4.6.3.1.2	Annex B-1.1 ZXG10(msc_vlr)technical manual cover1-new	Document	2	3/3/2006 23:05
1.4.4.6.3.1.3	Annex B-1.1 ZXG10(msc_vlr)technical manual cover2	Document	2	3/3/2006 23:05
1.4.4.6.3.1.4	Annex B-1.1 ZXG10(msc_vlr)technical manual(l)-new	Document	199	3/3/2006 23:05
1.4.4.6.3.1.5	Annex B-1.1 ZXG10(msc_vlr)technical manual(ll)	Document	138	3/3/2006 23:05
1.4.4.6.3.1.6	Annex B-1.2 ZXG10-HLR AUC(V3.0) Home Location Register A (1)	Document	191	3/3/2006 23:05
1.4.4.6.3.1.7	Annex B-1.2 ZXG10-HLR AUC(V3.0) Home Location Register A (2)	Document	2	3/3/2006 23:05

Index

Document Title

Type

Pages

Date

1.4.4.6.3.1.8	Annex B-1.2 ZXG10-HLR AUC(V3.0) Home Location Register A (3)	Document	191	3/3/2006 23:05
1.4.4.6.3.2	B2	Folder		3/3/2006 19:12
1.4.4.6.3.2.1	Annex B-2 Coverpage & TOC	Document	2	3/3/2006 23:50
14.4.6.3.2.2	Annex B-2.1 ZXG10-BTS specification	Document	129	3/3/2006 23:50
1.4.4.6.3.2.3	Annex B-2.2 ZXG10-BSC specification	Document	144	3/3/2006 23:50
1.4.4.6.3.3	B3	Folder		3/3/2006 19:12
1.4.4.6.3.3.1	Annex B.3 IN Technical Specificafion(0403)	Document	82	3/3/2006 23:50
1.4.4.6.3.4	B4	Folder		3/3/2006 19:12
1.4.4.6.3.4.1	Annex B-4 ZXG10-SC technical manual cover	Document	2	3/3/2006 23:50
1.4.4.6.3.4.2	Annex B-4 ZXG10-SC technical manual	Document	202	3/3/2006 23:50
1.4.4.6.3.5	B5	Folder		3/3/2006 19:12
1.4.4.6.3.5.1	Annex B-5 ZXMT(V1.0) technical specification	Document	12	3/3/2006 23:50
1.4.4.6.3.6	B6	Folder		3/3/2006 19:12
1.4.4.6.3.6.1	Annex B-6 MW Specification	Document	30	3/3/2006 23:50
1.4.4.6.3.7	B7	Folder		3/3/2006 19:12
1.4.4.6.3.7.1	Annex B-7 Antenna and Feeder cable specification	Document	3	3/3/2006 23:50
1.4.4.6.3.8	B8	Folder		3/3/2006 19:12
1.4.4.6,3.8.1	Annex B- 8.2 Tower Specification	Document	11	3/3/2006 23:50
1.4.4.6.3.8.2	Annex B-8 Coverpage & TOC	Document	2	3/3/2006 23:50
1.4.4.6.3.8.3	Annex B-8.1 Shelter Specification	Document	8	3/3/2006 23:50
1.4.4.6.3.9	B9	Folder		3/3/2006 19:12
1.4.4.6.3.9.1	Annex B-9.1 ZXDU300(V3.0) specification	Document	44	3/4/2006 0:10

Index

Document Title

Type

Pages

Date

1.4.4.6.3.9.2	Annex B-9.2 ZXDU3000 specification	Document	31	3/4/2006 0:10

1.4.4.6.3.9.3	Annex B-9 Coverpage & TOC	Document	2	3/4/2006 1:09
1.4.4.6.3.10	B10	Folder		3/3/2006 19:12
1.4.4.6.3.11	B11	Folder		3/3/2006 19:12
1.4.4.6.3.12	Annex B-Coverpage & TOC	Document	2	3/3/2006 23:05
1.4.4.6.4	Annex C	Folder		3/3/2006 19:12
1.4.4.6.4.1	Annex C	Document	2	3/4/2006 0:10
1.4.4.6.4.2	Annex C-1_rev E	Document	2	3/4/2006 0:10
1.4.4.6.4.3	Annex C-2_rev I	Document	4	3/4/2006 0:10
1.4.4.6.4.4	Annex C-3_rev I	Document	2	3/4/2006 0:10
1.4.4.6.4.5	ZXG10-BSCV2-128	Document	6	3/4/2006 0:10
1.4.4.6.4.6	ZXG10-BTSV20315	Document	5	3/4/2006 0:10
1.4.4.6.4.7	ZXG10-TC & Spares & SW	Document	9	3/4/2006 0:10
1.4.4.6.4.8	Annex C-2	Folder		3/3/2006 19:12

1.4.4.6.4.8.2	bss0319	Folder		3/3/2006 19:12
1.4.4.6.4.8.2.1	bsc	Folder		3/3/2006 19:12
1.4.4.6.4.8.2.1.1	ZXG10-BSCV2-128	Document	6	3/4/2006 0:17
1.4.4.6.4.8.2.1.2	ZXG10-BSCV2-366	Document	5	3/4/2006 0:17
1.4.4.6.4.8.2.1.3	ZXG10-BSCV2-528	Document	6	3/4/2006 0:17
1.4.4.6.4.8.2.1.4	ZXG10-TC & Spares & SW	Document	9	3/4/2006 0:17
1.4.4.6.4.8.2.2	bts	Folder		3/3/2006 19:12
1.4.4.6.4.8.2.2.1	ZXG10-BTSV20315	Document	5	3/4/2006 0:17
1.4.4.6.4.8.2.3	omcr	Folder		3/3/2006 19:12
1.4.4.6.4.8.2.3.1	ZXG10-OMCR-V2	Document	3	3/4/2006 0:17

Index

Document Title

Type

Pages

Date

1.4.4.6.4.8.2.4	IN & MT0319	Folder		3/3/2006 19:12
1.4.4.6.4.8.2.4.1	IN (Phase 1A, GSM only)0319	Document	12	3/4/2006 0:17
1.4.4.6.4.8.2.4.2	monitor-LAHORE-0319	Document	11	3/4/2006 0:17

1.4.4.6.4.8.3	MSS0319	Folder		3/3/2006 19:12
1.4.4.6.4.8.3.1	DDF CONFIG	Document	4	3/4/2006 0:17
1.4.4.6.4.8.3.2	HLR(1,000,000cap)	Document	6	3/4/2006 0:17
1.4.4.6.4.8.3.3	MSC	Document	18	3/4/2006 1:39
1.4.4.6.4.8.3.4	SMSC	Document	17	3/4/2006 1:39

1.4.4.6.4.8.4	Power0319	Folder		3/3/2006 19:12
1.4.4.6.4.8.4.1	Quotation-PowerSupply (phase1a) for 152	Document	11	3/4/2006 0:17
1.4.4.6.4.9	Annex C-3	Folder		3/3/2006 19:12
1.4.4.6.5	Annex D	Folder		3/3/2006 19:12
1.4.4.6.5.1	1. & 2. MSS	Folder		3/3/2006 19:12
1.4.4.6.5.2	10. OMC-R	Folder		3/3/2006 19:12
1.4.4.6.5.3	3. SMC	Folder		3/3/2006 19:12
1.4.4.6.5.4	4. IN	Folder		3/3/2006 19:12
1.4.4.6.5.5	5. & 6. BSS	Folder		3/3/2006 19:12
1.4.4.6.5.6	7. MT	Folder		3/3/2006 19:12
1.4.4.6.5.7	8. MW	Folder		3/3/2006 19:12
1.4.4.6.5.8	9. Power	Folder		3/3/2006 19:12
1.4.4.6.5.9	Annex C-2	Folder		3/3/2006 19:12

1.4.4.6.5.9.6	Annex C-2\MSS0319	Folder		3/3/2006 19:12

1.4.4.6.5.9.7	Annex C-2\Power0319	Folder		3/3/2006 19:12
1.4.4.6.5.10	Annex C-3	Folder		3/3/2006 19:12

Index

Document Title

Type

Pages

Date

1.4.4.6.5.10.1	BSS of 15 sites0319	Document	2	3/4/2006 0:34
1.4.4.6.5.10.2	IN for Multan & GT Road0319	Document	23	3/4/2006 0:34
1.4.4.6.5.10.3	MSC SW 17200 users	Document	4	3/4/2006 0:34
1.4.4.6.5.10.4	quotation for MV	Document	2	3/4/2006 0:34
1.4.4.6.5.10.5	Quotation-PowerSupply (phase1a) for new 15 sites	Document	4	3/4/2006 0:34
1.4.4.6.5.10.6	ZXG10-BTSV2	Document	5	3/4/2006 0:34
1.4.4.6.6	Annex E	Folder		3/3/2006 19:12
1.4.4.6.6.1	Annex E.1 NSS Responsibility Matrix (FSA)	Document	4	3/4/2006 0:34
1.4.4.6.6.2	Annex E.2 BSS Responsibility Matrix (FSA)	Document	6	3/4/2006 0:34
1.4.4.6.6.3	Annex E.3 IN Responsibility Matrix (FSA)	Document	2	3/4/2006 0:34
1.4.4.6.6.4	Annex E.4 SMSC Responsibility Matrix (FSA)	Document	2	3/4/2006 0:34
1.4.4.6.6.5	Annex E.5 Civil Works Responsibility Matrix (FSA)	Document	7	3/4/2006 0:34
1.4.4.6.6.6	Annex E.6 RF Planning Responsibility Matrix (FSA)	Document	1	3/4/2006 0:34
1.4.4.6.6.7	Annex E.7 Power system Responsibilty Matrix (FSA)	Document	4	3/4/2006 0:34
1.4.4.6.6.8	Annex E.8 MT Responsibility Matrix (FSA)	Document	2	3/4/2006 0:34
1.4.4.6.6.9	Annex E-Coverpage & TOC	Document	2	3/4/2006 0:34
1.4.4.6.7	Annex F	Folder		3/3/2006 19:12
1.4.4.6.7.1	Annex F 7.1 ZXDU300 Acceptance Test Procedure (FSA)	Document	5	3/4/2006 0:34
1.4.4.6.7.2	Annex F 7.2 ZXDU3000 Acceptance Test Procedure (FSA)	Document	5	3/4/2006 0:34
1.4.4.6.7.3	Annex F 7.3 ZXUPS M515 Acceptance Test Procedure (FSA)	Document	4	3/4/2006 0:34
1.4.4.6.7.4	Annex F 7.4 ZXUPS M530 Acceptance Test Procedure (FSA)	Document	4	3/4/2006 0:34
1.4.4.6.7.5	Annex F-1 MSCVLR acceptance manual	Document	172	3/4/2006 0:34
1.4.4.6.7.6	Annex F-10 MW Test procedure	Document	4	3/4/2006 0:34
1.4.4.6.7.7	Annex F-11 Integrated System Acceptance Test Manual (030411)	Document	71	3/4/2006 0:34
1.4.4.6.7.8	Annex F-2 BSCV2 Acceptance Test procedure (FSA)	Document	51	3/4/2006 0:34
1.4.4.6.7.9	Annex F-3.1 BTSV2 Acceptance Test Guide Manual (FSA)	Document	18	3/4/2006 0:34
1.4.4.6.7.10	Annex F-3.2 BTSV2 Installation Acceptance Test Procedure (1)	Document	10	3/4/2006 0:34
1.4.4.6.7.11	Annex F-3.2 BTSV2 Installation Acceptance Test Procedure (FSA	Document	10	3/4/2006 0:34
1.4.4.6.7.12	Annex F-3.3 BTSV2 Acceptance Test Procedure (FSA)	Document	9	3/4/2006 0:34
1.4.4.6.7.13	Annex F-4 HLRAUC acceptance manual	Document	137	3/4/2006 0:34
1.4.4.6.7.14	Annex F-5 IN Acceptance test	Document	99	3/4/2006 0:34

Index

Document Title

Type

Pages

Date

1.4.4.6.7.15	Annex F-6 SC acceptance manual	Document	96	3/4/2006 0:34
1.4.4.6.7.16	Annex F-8 RF-Coverage acceptance test procedure_rev C (0318)	Document	14	3/4/2006 0:34
1.4.4.6.7.17	Annex F-9 ZXMT(V1.0) Centralized Monitoring system	Document	6	3/4/2006 0:34
1.4.4.6.7.18	Coverpage and TOC for Annex F-3	Document	2	3/4/2006 0:34
1.4.4.6.7.19	Coverpage and TOC for Annex F-7	Document	2	3/4/2006 0:34
1.4.4.6.8	Annex G	Folder		3/3/2006 19:12
1.4.4.6.8.1	Annex G Lead time	Document	9	3/4/2006 0:34
1.4.4.6.9	Annex H	Folder		3/3/2006 19:12
1.4.4.6.9.8	Annex H1	Folder		3/4/2006 1:17

1.4.4.6.9.8.1	quotation for MV030315	Document	2	3/4/2006 1:21
1.4.4.6.10	Annex I	Folder		3/3/2006 19:12
1.4.4.6.10.1	Annex I.1 Performance Bond 1-revF	Document	3	3/4/2006 0:34
1.4.4.6.10.2	Annex I.2 Performance Bond 2-revF	Document	3	3/4/2006 0:34
1.4.4.6.11	Annex J	Folder		3/3/2006 19:12
1.4.4.6.11.1	Annex J - 1_Financing Terms-FSA Trial Phase excluding Ex (1)	Document	3	3/4/2006 0:34
1.4.4.6.11.2	Annex J - 1_Financing Terms-FSA Trial Phase excluding Extend	Document	3	3/4/2006 0:34
1.4.4.6.11.3	Annex J - 2_Financing Terms-FSA Extended Scope_09 April	Document	2	3/4/2006 0:34
1.4.4.6.12	Annex K	Folder		3/3/2006 19:12
1.4.4.6.12.1	Annex K Quality plan	Document	12	3/4/2006 0:34
1.4.4.6.12.2	Annex K-1 Quality manual	Document	63	3/4/2006 0:34
1.4.4.6.13	Annex L	Folder		3/3/2006 19:12
1.4.4.6.13.1	Annex L_Extended Scope 29.04.03	Document	3	3/4/2006 0:34
1.4.4.6.13.1a	ZTE - Paktel Frame Supply Agreement_30.04.2003	Document	60	3/4/2006 1:00
1.4.4.7	Master Agreement dated April 30, 2003 between Paktel Ltd and ZTE Corporation and Zhongxing Telecom Pakistan (Pvt.) Ltd. related to the supply of an EGSM 880-890/925-935 MHz System	Document	16	3/3/2006 14:58
1.4.4.8	Support Services Agreement dated April 30, 2003 betweek Paktel Ltd and Zhongxing Telecom Pakistan (Pvt.) Ltd	Document	57	3/21/2006 16:44
1.4.4.9	Frame Supply Agreement between Paktel Ltd and Ericsson Radio Systems AB related to the supply of a AMPS/TDMA 800 MHz cellular mobile telephone system dated April 30, 2001	Document	125	4/3/2006 16:07
1.4.4.10	Services Agreement between Paktel Ltd and Ericsson Radio Systems AB dated June 6, 2001 and Amendment No. 1 dated April 15, 2004	Document	53	3/21/2006 16:44
1.4.4.11	Framework Agreement relating to sharing of resources between Pakcom Limited and Paktel Limited dated March 20, 2006	Document	17	3/29/2006 13:50
1.4.4.12	Site Sharing Agreement between Pakcom Limited and Paktel Limited (draft currently being negotiated)	Document	19	3/10/2006 4:30
1.4.4.13	Site Sharing Agreement dated March 20, 2006 between Pakcom Limited and Paktel Limited	Document	20	6/22/2006 16:30
1.4.4.14	Amendment of Framework Agreement dated March 20, 2006 between Paktel Limited and Pakcom Limited	Document	2	6/22/2006 18:40
1.4.4.15	FCAVOTEL	Document	43	12/9/2006 11:47

Index

Document Title

Type

Pages

Date

1.4.4.16	FSAATIS	Document	33	12/9/2006 11:47
1.4.4.17	FSA IBM	Document	51	12/9/2006 11:47
1.4.4.18	FSA INTEC	Document	44	12/9/2006 11:47
1.4.4.19	FSA UTIBA	Document	39	12/9/2006 11:47
1.4.4.20	FSA VERAZ	Document	57	12/9/2006 11:47
1.4.4.21	FSA WaveNet	Document	29	12/9/2006 11:47
1.4.4.22	SSA ATIS	Document	33	12/9/2006 11:47
1.4.4.23	SSA IBM	Document	37	12/9/2006 11:47
1.4.4.24	SSA INTEC	Document	31	12/9/2006 11:47
1.4.4.25	SSA UTIBA	Document	39	12/9/2006 11:47
1.4.4.26	SSA VERAZ	Document	39	12/9/2006 11:47
1.4.4.27	TELOGIC SUPPLY	Document	15	12/9/2006 11:47
1.4.4.28	TELOGIC SUPPORT	Document	9	12/9/2006 11:47
1.4.5	Other	Folder		2/20/2006 19:36
1.4.5.1	Framework Agreement dated March 20, 2006 between Paktel and Pakcom, as amended	Folder		12/6/2006 16:19
1.4.5.1.1	Framework Agreement dated March 20, 2006 between Paktel and Pakcom	Document	17	12/6/2006 16:21
1.4.5.1.2	Amendment dated June 16, 2006 to Framework Agreement dated March 20, 2006	Document	3	12/6/2006 16:21
1.4.5.2	Agreement for Leased Circuits On National Media dated June 18th, 2001 between PTCL and Paktel	Document	8	2/25/2006 18:23
1.4.5.3	Royalty and Technical Services Agreement dated March 18, 2002 between MIC and Paktel Limited	Document	9	2/25/2006 18:23

1.4.5.4	Royalty and Technical Services Agreement dated May 15, 2005 between Millicom International Cellular (Asia) Pte ltd. and Paktel Limited	Document	8	2/25/2006 18:23
1.4.5.10	Share Purchase Agreement dated March 20, 2006 between Millicom Pakistan and Millitel (Private) Limited	Document	16	3/24/2006 15:14
1.4.5.11	Web Services Agreement dated January 1, 2006 between Pakistan Information Networks and Paktel Ltd	Document	8	3/3/2006 15:56
1.4.5.12	Agreement to sell and purchase receivables between Paktel (seller), SPV Limited (buyer) and United Bank Limited (collection agent) dated December 19, 2002	Document	78	4/10/2006 14:14
1.4.5.16	Agreement dated May 18, 2000 between Cable & Wireless as Seller, Millicom Pakistan B.V. as Purchaser and MIC SA as Guarantor regarding Paktel Limited	Document	48	12/7/2006 15:43
1.4.5.17	Note to Buyers - Agreement among Cable & Wireless, Millicom Pakistan BV and MIC SA	Document	1	12/7/2006 15:57
1.4.5.30	GSRS Agreement	Document	33	12/9/2006 12:18
1.4.5.31	GTC May 2003	Document	10	12/9/2006 12:18
1.4.5.34	MACH - Fee Schedule0001	Document	9	12/9/2006 12:18
1.4.5.46	AKN MESSAGING TECHNOLOGIES PVT LTD 001	Document	22	12/9/2006 12:22
1.4.5.47	Azure Agreement	Document	96	12/9/2006 12:22
1.4.5.48	CONTENT PROVIDER AGREEMENT (VECTRACOM) 001	Document	18	12/9/2006 12:22
1.4.5.49	CONTENT PROVIDER AGREEMENT Aradiom	Document	17	12/9/2006 12:22
1.4.5.50	CONTENT PROVIDER AGREEMENT INOV 8 LIMITED 001	Document	16	12/9/2006 12:22
1.4.5.51	CONTENT PROVIDER AGREEMENT Rockville Technologies 001	Document	16	12/9/2006 12:22

Index

Document Title

Type

Pages

Date

1.4.5.52	CONTENT PROVIDER AGREEMENT ZRG INTERNATIONAL PVT LTD 001	Document	16	12/9/2006 12:22
1.4.5.53	CSA FORM	Document	2	12/9/2006 12:22
1.4.5.54	DEED OF AMNENDMENS Premier Agencies	Document	5	12/9/2006 12:22
1.4.5.55	DIGITANIA PAKISTANPVT LIMITED 001	Document	16	12/9/2006 12:22
1.4.5.56	DISTRIBUTION AGREEMENT - Premier Agencies	Document	20	12/28/2006 10:21
1.4.5.57	DISTRIBUTION AGREEMENT Premier Distributor	Document	19	12/9/2006 12:22
1.4.5.58	HRS CONTRACT	Document	8	12/9/2006 12:22
1.4.5.60	MNP AGR	Document	116	12/9/2006 12:22
1.4.5.61	MNP Articles	Document	10	12/9/2006 12:22
1.4.5.62	OVEX CALL CENTRE	Document	50	12/9/2006 12:22
1.4.5.63	Paktel Ltd (SMS Svc Agreemt)	Document	9	12/9/2006 12:22
1.4.5.64	SOFTWARE LICENSE (CR)	Document	38	12/9/2006 12:22
1.4.5.65	SUPPORT AGREEMENT (CR)	Document	15	12/9/2006 12:22
1.4.5.66	Adwatch Contract Dec 27 05 media marketing	Document	5	1/1/2007 5:59
1.4.5.67	APR extension agreement	Document	2	1/1/2007 5:59
1.4.5.68	Manhattan contract Dec 01 05	Document	4	1/1/2007 5:59
1.4.5.69	Manhattan extension contract	Document	3	1/1/2007 5:59
1.4.5.70	MCP Telesurvey Agreement Jan 15 06	Document	3	1/1/2007 5:59
1.4.5.71	Mindshare Agreement Jan 01 06	Document	8	1/1/2007 5:59
1.4.5.72	PIN Contract	Document	8	1/1/2007 5:59
1.4,5.73	termination notices for marketing contracts Nov 21 06	Document	4	1/1/2007 5:59
1.4.6	Roaming Agreements	Folder		4/27/2006 9:07
1.4.6.1	Form Agreement between Turkcel and Paktel	Document	18	4/27/2006 9:09
1.4.6.2	Form Annexes between Turkcel and Paktel	Document	23	4/27/2006 9:09
1.4.6.3	List of Roaming Partners - Nov 06	Document	16	12/9/2006 12:27
1.4.7	Site Acquisition/Sharing	Folder		12/12/2006 9:40
1.4.7.1	Construction Contract between Palmet Metal Endustri ve Ticaret A.S. and Paktel Limited dated July 26, 2005	Document	24	4/21/2006 12:32
1.4.7.2	Turnkey Site Acquisition, Construction and Telecommunications Installation Agreement between ADC Pakistan Limited and Paktel Limited dated June 17, 2005	Document	16	4/21/2006 12:41
1.4.7.3	ADC-CONSTRUCTION -old	Document	62	12/9/2006 12:18
1.4.7.4	AMENDMENT NO. 1 001	Document	3	12/9/2006 12:18
1.4.7.5	ADC-site acquisition	Document	5	12/9/2006 12:18
1.4.7.6	ADC 200 AGREEMENT	Document	16	12/9/2006 12:18
1.4.7.7	ADC - Amendment 2 (UPL)	Document	5	12/9/2006 12:18
1.4.7.8	Amendment #1 Air Conditioners 060630	Document	3	12/9/2006 12:18
1.4.7.9	Amendment #1 Unit Price List RevA 2006-06-29	Document	5	12/9/2006 12:18
1.4.7.10	Amendment #1 Unit Price List RevA	Document	3	12/9/2006 12:18

Index

Document Title

Type

Pages

Date

1.4.7.11	Amendment #2 Unit Price List RevB	Document	5	12/9/2006 12:18
1.4.7.12	Amendment UPL 2006-06-27	Document	5	12/9/2006 12:18
1.4.7.13	collection agreement Paktel & Telecard	Document	5	12/9/2006 12:18
1.4.7.14	LEBLANC 200 agreement	Document	22	12/9/2006 12:18
1.4.7.15	Amendment#2 to Nascom agreement (2006-10-17)	Document	5	12/9/2006 12:18
1.4.7.16	Construction Contract between LeBLAC Communications Pakistan (Private) Limited and Paktel Limited dated November 12, 2005	Document	22	4/21/2006 12:35
1.4.7.17	Memorandum of Understanding for Site Sharing between TeleCard Limited and Paktel Limited dated October 10, 2006	Document	6	12/9/2006 12:18
1.4.7.18	Material Supply- leblanc new	Document	15	12/9/2006 12:18
1.4.7.19	Material Supply-Palmet	Document	13	12/9/2006 12:18
1.4.7.20	NASCOM-CONSTRUCTION	Document	17	12/9/2006 12:18
1.4.7.21	NASCOM - MATERIAL	Document	16	12/9/2006 12:18
1.4.7.22	Leblanc Material (old)	Document	11	12/9/2006 12:18
1.4.7.23	SPLEEN ENGINEERING WORKS	Document	22	12/9/2006 12:18
1.4.7.25	PALMET200 agreement	Document	24	12/9/2006 12:18
1.4.7.26	Palmet-Site Acquisition	Document	3	12/9/2006 12:18
1.4.7.27	Palmet-Construction Old	Document	26	12/9/2006 12:18
1.4.7.28	Telenor- paktel-MOU	Document	3	12/9/2006 12:18
1.4.7.29	Process/Environment	Folder		12/12/2006 9:48
1.4.7.29.1	EIB-002-SMP-RevD	Document	14	12/12/2006 9:58
1.4.7.29.2	Paktel Technical Specification Revision B February 2006	Document	243	12/12/2006 9:58
1.4.7.29.3	Acceptance Test Procedure - revB	Document	36	12/12/2006 9:58
1.4.7.29.4	Advice Note PTCL	Document	1	12/12/2006 9:58
1.4.7.29.5	NOC Cantonmant Board	Document	1	12/12/2006 9:58
1.4.7.29.6	NOC CDA	Document	1	12/12/2006 9:58
1.4.7.29.7	NOC DHA	Document	1	12/12/2006 9:58
1.4.7.29.8	NOC Govt LHR	Document	2	12/12/2006 9:58
1.4.7.29.9	NOC Karachi	Document	1	12/12/2006 9:58
1.4.7.29.10	NOC Neigbour	Document	1	12/12/2006 9:58
1.4.7.29.11	NOC North TMA	Document	1	12/12/2006 9:58
1.4.7.29.12	NOC Rangers	Document	1	12/12/2006 9:58
1.4.7.29.13	NOC TMA	Document	1	12/12/2006 9:58
1.4.7.29.14	PTA 001	Document	1	12/12/2006 9:58
1.4.7.29,15	PTA 002	Document	1	12/12/2006 9:58
1.4.7.29.16	PTA 004	Document	1	12/12/2006 9:58
1.4.7.29.17	ATP Snag List - RevC	Document	2	12/12/2006 9:58
1.4.7.29.18	FAC RevB	Document	1	12/12/2006 9:58
1.4.7.29.19	Licence Agreement Standard - RevB	Document	7	12/12/2006 9:58

Index

Document Title

Type

Pages

Date

1.4.7.29.20	Licence Agreement Standard RevC	Document	10	12/12/2006 9:58
1.4.7.29.21	PAC RevB	Document	1	12/12/2006 9:58
1.4.7.29.22	Rental Invoice	Document	1	12/12/2006 9:58
1.4.7.29.23	RFI Acceptance Checklist	Document	1	12/12/2006 9:58
1.4.7.29.24	SAR rev F	Document	3	12/12/2006 9:58
1.4.7.29.25	SCC - RevC	Document	1	12/12/2006 9:58
1.4.7.29.26	Site_switch_on_verification	Document	1	12/12/2006 9:58
1.4.7.29.27	SSR - RevC	Document	8	12/12/2006 9:58
1.4.7.29.28	TSS Attendance & Validation RevB	Document	1	12/12/2006 9:58
1.4.7.29.29	TSS-R - RevC	Document	18	12/12/2006 9:58
1.4.7.29.30	TSS-Report Joint Acceptance Form - RevA	Document	1	12/12/2006 9:58
1.4.7.29.31	TSS-S Template	Document	8	12/12/2006 9:58
1.4,7.29.32	TSS-T Template	Document	12	12/12/2006 9:58
1.4.7.30	Final Acceptance Certificate	Document	1	12/21/2006 12:16
1.4.7.31	Final Pakcom Split Sheet	Document	25	12/21/2006 12:16
1.4.7.32	Preliminary Acceptance Certificate	Document	1	12/21/2006 12:16
1.4.7.33	Quality Check list	Document	1	12/21/2006 12:16
1.4.7.34	quality checklist 001	Document	1	12/21/2006 12:16
1.4.7.35	quality checklist	Document	1	12/21/2006 12:16
1.4.7.36	Ready For installation	Document	1	12/21/2006 12:16
1.4.7.37	SSR	Document	1	12/21/2006 12:16
1.4.7.38	Site sharing agreement Paktel-Pakcom	Document	19	1/5/2007 9:28
1.4.7.39	Ltr from Pakcom to Paktel_site sharing_Nov 23 2006	Document	1	1/5/2007 9:34
1.4.9	Terminated Agreements	Document	2	12/30/2006 14:31
1.5	EMPLOYEE, OFFICER AND DIRECTOR MATTERS	Folder		2/20/2006 19:36
1.5.1	Paktel Human Resources	Document	3	3/3/2006 15:56
1.5.2	Employee Benefit, Labor Relations Information all Pakcom/Paktel	Document	3	4/18/2006 13:17
1.5.3	Group Life Insurance Policy	Document	2	4/18/2006 13:17
1.5.4	Gratuity Trust Policy	Document	2	4/18/2006 13:17
1.5.5	Group Insurance Policy	Document	1	4/18/2006 13:17
1.5.6	Form of commission contract	Document	3	4/20/2006 10:11
1.5.7	Form of employment contract	Document	3	4/20/2006 10:11
1.5.8	Life insurance between NJI Life and Paktel Ltd	Document	23	5/1/2006 12:15
1.5.9	Medical insurance between Adamjee and Paktel Ltd	Document	21	5/1/2006 12:15
1.5.10	BOD 3rd QTR 05	Document	1	12/9/2006 11:20
1.5.12	Aslam Board Resolution	Document	1	12/9/2006 11:20
1.5.13	Babar Ali Bajwa	Document	3	12/9/2006 11:20

Index

Document Title

Type

Pages

Date

1.5.14	Sajid Mahmood	Document	1	12/9/2006 11:20
1.5.15	Sikander Naqi	Document	3	12/9/2006 11:20
1.5.16	Zaheer Baig	Document	3	12/9/2006 11:20
1.5.19	Emp Grievances	Document	3	12/9/2006 11:32
1.5.20	Employee Cellular Phone Policy (2)	Document	3	12/9/2006 11:32
1.5.21	Employee Cellular Phone Policy	Document	3	12/9/2006 11:32
1.5.22	Employee Club - M3 (Mauj, Mela, Masti) Policy	Document	1	12/9/2006 11:32
1.5.23	Employee Referral Policy	Document	2	12/9/2006 11:32
1.5.24	Free SIMs on Special Package	Document	2	12/9/2006 11:32
1.5.25	Fuel Entitlement Changes	Document	1	12/9/2006 11:32
1.5.26	IT Security Policy-v1 0-RevC-06-08-01	Document	15	12/9/2006 11:32
1.5.27	Laptop Policy (2)	Document	2	12/9/2006 11:32
1.5.28	Medical Check up Policy	Document	2	12/9/2006 11:32
1.5.29	Paktel Hajj Fund Po1icy_Revised	Document	2	12/9/2006 11:32
1.5.30	PAKTEL Training Policy (New)	Document	2	12/9/2006 11:32
1.5.31	Performance Management System	Document	5	12/9/2006 11:32
1.5.32	PIP Flow chart	Document	1	12/9/2006 11:32
1.5.33	Policy - Company Vehicle Purchase Policy	Document	2	12/9/2006 11:32
1.5.34	Policy-Annual Leave, Encashment & LFA	Document	2	12/9/2006 11:32
1.5.35	Policy-Car Allowance Scheme	Document	2	12/9/2006 11:32
1.5.36	Policy-Casual Leave	Document	1	12/9/2006 11:32
1.5.37	Policy-Code of Ethics	Document	5	12/9/2006 11:32
1.5.38	Policy-Education Assistance	Document	3	12/9/2006 11:32
1.5.39	Policy-Employee Handset Claim	Document	1	12/9/2006 11:32
1.5.40	Policy-Gratuity	Document	2	12/9/2006 11:32
1.5.41	Policy-Fuel & Maintenance Allowance	Document	1	12/9/2006 11:32
1.5.42	Policy-Group Hospitalisation Insurance	Document	1	12/9/2006 11:32
1.5.43	Policy-Group Life Insurance	Document	1	12/9/2006 11:32
1.5.44	Policy-Hours of Work	Document	1	12/9/2006 11:32
1.5.45	Policy-Internship (Revised) (6)	Document	3	12/9/2006 11:32
1.5.46	Policy-Managing Ongoing Performance	Document	3	12/9/2006 11:32
1.5.47	Policy-Maternity Leave	Document	1	12/9/2006 11:32
1.5.48	Policy-Monthly KPI Incentive	Document	2	12/9/2006 11:32
1.5.49	Policy-Office Security	Document	2	12/9/2006 11:32
1.5.50	Policy-Out Patient Medical	Document	1	12/9/2006 11:32
1.5.51	Policy-Own Transport for Company	Document	2	12/9/2006 11:32
1.5.52	Policy-Powerful Thinking Concepts Award	Document	2	12/9/2006 11:32

Index

Document Title

Type

Pages

Date

1.5.53	Policy-Provident Fund	Document	2	12/9/2006 11:32
1.5.54	Policy-Recruitment	Document	3	12/9/2006 11:32
1.5.55	Policy-Relocation	Document	2	12/9/2006 11:32
1.5.56	Policy-Retirement	Document	1	12/9/2006 11:32
1.5.57	Policy-Sick Leave	Document	2	12/9/2006 11:32
1.5.58	Policy-Special Leave	Document	2	12/9/2006 11:32
1.5.59	Policy-Travel	Document	3	12/9/2006 11:32
1.5.60	Policy-Working Late	Document	2	12/9/2006 11:32
1.5.61	WhistleblowerPolicy	Document	4	12/9/2006 11:32
1.5.62	TRUST DEED	Document	13	12/9/2006 12:54
1.5.63	JOB DESCRIPTION	Folder		12/21/2006 9:53
1.5.63.1	AdminExecutive	Document	2	12/21/2006 10:10
1.5.63.2	Manageradmin	Document	4	12/21/2006 10:10
1.5.63.3	NM Administration	Document	4	12/21/2006 10:10
1.5.63.4	Asst to CEO	Document	3	12/21/2006 10:10
1.5.63.5	CCAgent	Document	3	12/21/2006 10:10
1.5.63.6	CCCU supervisor	Document	4	12/21/2006 10:10
1.5.63.7	National Manager Call Center	Document	3	12/21/2006 10:10
1.5.63.8	QualityControl Supervisor	Document	3	12/21/2006 10:10
1.5.63.9	Shift supervisor	Document	3	12/21/2006 10:10
1.5.63.10	Sr.Manager call centre	Document	3	12/21/2006 10:10
1.5.63.11	Teamleader	Document	3	12/21/2006 10:10
1.5.63.12	TrainingSupervisor	Document	3	12/21/2006 10:10
1.5.63.13	Commercial Consultant A	Document	3	12/21/2006 10:10
1.5.63.14	Executive COPs	Document	4	12/21/2006 10:10
1.5.63.15	Field COPS Manager	Document	3	12/21/2006 10:10
1.5.63.16	FranchiseSupportExecutive	Document	4	12/21/2006 10:10
1.5.63.17	NM COPS	Document	2	12/21/2006 10:10
1.5.63.18	Officer COPS	Document	3	12/21/2006 10:10
1.5.63.19	RMCOPS-tel	Document	4	12/21/2006 10:10
1.5.63.20	Snr Executive COPS	Document	4	12/21/2006 10:10
1.5.63.21	Snr Officer COPS	Document	3	12/21/2006 10:10
1.5.63.22	SrMCOPS Muazam	Document	3	12/21/2006 10:10
1.5.63.23	CRM Officer Supervisor	Document	3	12/21/2006 10:10
1.5.63.24	CRM Officer	Document	4	12/21/2006 10:10
1.5.63.25	CRMExecutive	Document	3	12/21/2006 10:10
1.5.63.26	Excecutive CRM	Document	4	12/21/2006 10:10

Index

Document Title

Type

Pages

Date

1.5.63.27	Head-CRM	Document	3	12/21/2006 10:10
1.5.63.28	Sr CRM Officer	Document	3	12/21/2006 10:10
1.5.63.29	Sr Executive CRM	Document	3	12/21/2006 10:10
1.5.63.30	Sr.CreditManager	Document	3	12/21/2006 10:10
1.5.63.31	GM Fin	Document	3	12/21/2006 10:10
1.5.63.32	AreaSupervisor	Document	3	12/21/2006 10:10
1.5.63.33	Distribution Coordinator	Document	3	12/21/2006 10:10
1.5.63.34	NM Distribution	Document	4	12/21/2006 10:10
1.5.63.35	RegionalAreaMgr	Document	3	12/21/2006 10:10
1.5.63.36	Sales Officer Distribution	Document	3	12/21/2006 10:10
1.5.63.37	Activation Executive	Document	2	12/21/2006 10:10
1.5.63.38	AM - Fixed Assets	Document	2	12/21/2006 10:10
1.5.63.39	AM treasury	Document	3	12/21/2006 10:10
1.5.63.40	Assistant Audit Executive	Document	2	12/21/2006 10:10
1.5.63.41	Assistant Manager-Finance	Document	2	12/21/2006 10:10
1.5.63.42	Assistant Manager CAP	Document	3	12/21/2006 10:10
1.5.63.43	Company Secretary	Document	3	12/21/2006 10:10
1.5.63.44	Executive	Document	2	12/21/2006 10:10
1.5.63.45	Executivepayables	Document	2	12/21/2006 10:10
1.5.63.46	Inventorycontrolexe	Document	3	12/21/2006 10:10
1.5.63.47	Inventorycontroloff	Document	2	12/21/2006 10:10
1.5.63.48	IRCoordinator	Document	3	12/21/2006 10:10
1.5.63.49	Manag-FinRep&analysis	Document	3	12/21/2006 10:10
1.5.63.50	Manager Commercial	Document	4	12/21/2006 10:10
1.5.63.51	Manager Inv Control	Document	3	12/21/2006 10:10
1.5.63.52	Manager inventorycontroll	Document	3	12/21/2006 10:10
1.5.63.53	Manager payables	Document	3	12/21/2006 10:10
1.5.63.54	ManagerImports	Document	2	12/21/2006 10:10
1.5.63.55	Mgr Compliance	Document	4	12/21/2006 10:10
1.5.63.56	NM - Financial Ops	Document	3	12/21/2006 10:10
1.5.63.57	NM Financial Development.	Document	3	12/21/2006 10:10
1.5.63.58	Senior Executive-Reporting	Document	3	12/21/2006 10:10
1.5.63.59	Snr Exec Finance	Document	3	12/21/2006 10:10
1.5.63.60	Sr Executive-Payable	Document	2	12/21/2006 10:10
1.5.63.61	Sr Filing Officer	Document	2	12/21/2006 10:10
1.5.63.62	SrMgrReportingAnalysis	Document	3	12/21/2006 10:10
1.5.63.63	Team Leader	Document	2	12/21/2006 10:10

Index

Document Title

Type

Pages

Date

1.5.63.64	Dir HR	Document	4	12/21/2006 10:10
1.5.63.65	HR Exec	Document	3	12/21/2006 10:10
1.5.63.66	Mgr Comp & Ben	Document	4	12/21/2006 10:10
1.5.63.67	Mgr Recruit	Document	3	12/21/2006 10:10
1.5.63.68	NM training	Document	2	12/21/2006 10:10
1.5.63.69	Payroll Administrator	Document	4	12/21/2006 10:10
1.5.63.70	regional HR coord	Document	3	12/21/2006 10:10
1.5.64	Employee Info form	Document	3	12/21/2006 11:00
1.5.65	Standard form of employment	Document	3	12/21/2006 11:00
1.5.66	List of employees - Nov06	Document	40	12/21/2006 11:00
1.5.67	Sample consultant agreement	Document	4	12/21/2006 11:00
1.5.68	List of Key Employees	Document	3	12/21/2006 11:00
1.5.69	Main Due Deligence file	Document	3	12/21/2006 11:00
1.5.70	HR_Salary_Turnover_Data	Document	3	12/27/2006 14:27
1.5.71	Headcount 2005-2006	Document	3	12/29/2006 7:07
1.5.72	CLST-035-Tanveer	Document	5	12/29/2006 8:18
1.5.73	Manan Shabir	Document	3	12/29/2006 8:18
1.5.74	Nasar Hamidani	Document	3	12/29/2006 8:18
1.5.75	Employee Survey-Engagement Power-FINAL-Phase II (revised)	Document	60	12/29/2006 14:40
1.5.76	Group Hospitalization	Document	3	1/8/2007 12:26
1.5.77	Health Insurance (Contractual Employees)	Document	13	1/8/2007 12:26
1.5.78	Barry Flew MIC Agreement	Document	8	1/10/2007 8:11
1.5.79	Tanveer-ul-Haq Employment Agreement	Document	3	1/10/2007 8:11
1.6	ASSETS	Folder		2/20/2006 19:36
1.6.1	Trademark Registration Update	Document	34	2/25/200618:27
1.6.2	Certificate of registration of Copyright No 11697 “Tango Baat Ban Jaaye” dated July 30, 2002	Document	1	2/25/200618:27
1.6.3	Certificate of registration of Copyright No 12353 “Tango (words in Arabic)” dated April 10, 2003	Document	1	2/25/2006 18:27
1.6.4	Certificate of registration of Copyright No 12342 “Paktel Point” dated April 1, 2003	Document	2	2/25/2006 18:27
1.6.5	Trade Mark No 123067 renewal dated March 22, 2005	Document	1	2/25/2006 18:27
1.6.6	Certificate of Registration of trademark No 123065 dated May 5, 2003 with renewal dated December 14, 2004	Document	2	2/25/2006 18:27
1.6.7	Certificate of Registration of trademark No 123066 dated October 13, 2005	Document	1	2/25/2006 18:27
1.6.8	Certificate of Registration of trademark No 123063 dated April 12, 2004 with renewal dated February 28, 2005	Document	2	2/25/2006 18:27
1.6.9	Certificate of Registration of trademark No 123062 dated June 30,1999	Document	1	2/25/2006 18:27
1.6.10	Certificate of Registration of trademark No 123061 April 10, 2003 with renewal dated December 9, 2003	Document	2	2/25/2006 18:27
1.6.11	Certificate of Registration of trademark No 123060 dated June 30,1999 with renewal dated December 30, 2004	Document	2	2/25/2006 18:27
1.6.12	Certificate of Registration of trademark No 123059 dated August 11, 2001 with renewal dated October 13, 2001	Document	2	2/25/2006 18:27
1.6.13	Certificate of Registration of trademark No 123058 dated June 30,1999 with renewal dated December 14, 2004	Document	2	2/25/2006 18:27

Index

Document Title

Type

Pages

Date

1.6.14	Certificate of Registration of trademark No 123057 dated April 7, 2003 with renewal dated December 9, 2003	Document	2	2/25/2006 18:27
1.6.15	Certificate of Registration of trademark No 123056 dated November 30,1999 with renewal dated December 14, 2004	Document	2	2/25/2006 18:27
1.6.16	Certificate of Registration of trademark No 123055 dated November 29,1999 with renewal dated December 14, 2004	Document	2	2/25/2006 18:27
1.6.17	Certificate of Registration of trademark No 123054 dated June 30,1999 with renewal dated September 27, 2004	Document	2	2/25/2006 18:27
1.6.18	Certificate of Registration of trademark No 123053 dated September 7, 2000 with renewal dated September 6, 2001	Document	2	2/25/2006 18:27
1.6.19	Certificate of Registration of trademark No 123052 dated May 9, 2001 with renewal dated September 6, 2001	Document	2	2/25/2006 18:27
1.6.20	Certificate of Registration of trademark No 123051 dated March 11, 2003 with renewal dated December 14, 2004	Document	2	2/25/2006 18:27
1.6.21	Certificate of Registration of trademark No 123050 dated June 30,1999 with renewal dated December 14, 2004	Document	2	2/25/2006 18:27
1.6.22	Certificate of Registration of trademark No 123049 dated June 22, 2004 with renewal dated July 13, 2005	Document	2	2/25/2006 18:27
1.6.23	Same documentation re trademarks No 123048, 123047, 123046, 123045, 123043,131957, 123042, 123041, 123040, 123039,123038, 123037, 123035	Document	21	2/25/2006 18:27
1.6.24	List of trademarks for Pakcom and Paktel	Document	5	3/3/2006 15:56
1.6.25	Lease Agreement dated October 31, 2005 between Mr. Mohabat Khan and Paktel Ltd.	Document	7	3/3/2006 15:56
1.6.26	Own Property Detail as of February 28, 2006	Document	1	3/8/2006 17:31
1.6.27	Tigo trademark registrations numbered 204599, 204600 and 204598	Document	8	4/3/2006 10:34
1.6.28	Property List - Paktel - Pakistan	Document	2	11/23/2006 17:37
1.6.29	Property Summary Paktel-Jul-06	Document	3	11/23/2006 17:37
1.6.30	Country Wide Offices-Central Region	Document	3	12/9/2006 10:21
1.6.31	Country Wide Offices-North Region	Document	3	12/9/2006 10:28
1.6.32	Offices-south	Document	4	12/9/2006 10:28
1.6.33	AR _ GL Consol - Final - Nov updated	Document	5	12/13/2006 6:27
1.6.34	RiskManagementMatrix_Aug2006_Final	Document	9	12/27/2006 14:31
1.6.35	Transmission_OPEX_W45_RevH	Document	24	12/27/2006 14:31
1.6.36	DEED OF ASSIGNMENT -TIGO	Document	4	1/9/2007 7:25
1.6.37	Internal memorandum on TIGO Assignment	Document	1	1/9/2007 7:25
1.7	INSURANCE	Folder		2/20/2006 19:36
1.7.1	Insurance Policy Schedule	Document	2	2/25/2006 18:27
1.7.2	Group Life Insurance Policy	Document	8	2/25/2006 18:27
1.7.3	Group Medical Certificate of Insurance	Document	48	2/25/2006 18:27
1.7.4	Detail of Insurance for period from May 1, 2005 to April 30, 2006	Document	89	3/3/2006 15:56
1.7.5	Group Life Insurance, Group Accidental Death Insurance and Group Accidental Disability Insurance dated February 24, 2006	Document	23	3/3/2006 15:56
1.7.6	Group Hospitalization Policy	Document	36	3/3/2006 15:56
1.7.7	Detail of Insurance for the period from May 1 2005 to April 30, 2006	Document	155	3/8/2006 17:31
1.7.8	Burglary Policy	Folder		12/11/2006 13:18
1.7.8.1	Burglary Policy	Document	2	12/11/2006 13:19
1.7.8.2	Burglary Policy 2	Document	14	12/11/2006 13:19
1.7.10	CEI	Document	30	12/11/2006 13:04

Index

Document Title

Type

Pages

Date

1.7.11	Civil Sites	Folder		12/11/2006 13:18
1.7.11.1	Civil Sites	Document	2	12/11/2006 13:21
17.11.2	Civil Sites2	Document	29	12/11/2006 13:21
1.7.12	Commercial Stores	Folder		12/11/2006 13:18
1.7.12.1	Commercial Stores	Document	5	12/11/2006 13:21
1.7.12.2	Commercial Stores2	Document	16	12/11/2006 13:21
1.7.13	Computers	Folder		12/11/2006 13:18
1.7.13.1	Computers	Document	4	12/11/2006 13:22
1.7.13.2	Computers2	Document	19	12/11/2006 13:22
1.7.14	Engineer Store	Folder		12/11/2006 13:18
1.7.14.1	Engineer Store	Document	4	12/11/2006 13:23
1.7.14.2	Engineer Store 2	Document	13	12/11/2006 13:23
1.7.15	Fidelity Gaurantee	Folder		12/11/2006 13:18
1.7.15.1	Fidelity Guarantee Policy	Document	2	12/11/2006 13:24
1.7.15.2	Fidelity Guarantee Policy 2	Document	13	12/11/2006 13:24
1.7.16	Furniture & Fixtures	Folder		12/11/2006 13:18
1.7.16.1	Furniture & Fixtures	Document	4	12/11/2006 13:25
1.7.16.2	Furniture & Fixtures 2	Document	25	12/11/2006 13:25
1.7.17	Group Hospitalization	Folder		12/11/2006 13:18
1,7.17.1	Group Hospitalization	Document	3	12/11/2006 13:26
1.7.17.2	Group Hospitalization2	Document	38	12/11/2006 13:26
1.7.18	Health Insurance (Contractual Employees)	Document	13	12/11/2006 13:05
1.7.19	Home Insurance	Folder		12/11/2006 13:18
1.7.19.1	Home Insurance	Document	4	12/11/2006 13:27
1.7.19.2	Home Insurance2	Document	14	12/11/2006 13:27
1.7.20	Insurance Claims Status	Document	1	12/9/2006 12:50
1.7.21	Insurance List	Document	3	12/9/2006 12:50
1.7.24	Public Liability	Folder		12/11/2006 13:18
1.7.24.1	Public Liability 2	Document	2	12/11/2006 13:27
1.7.24.2	Public Liability	Document	3	12/11/2006 13:27
1.7.25	RBS	Folder		12/11/2006 13:18
1.7.25.1	RBS Policy	Document	4	12/11/2006 13:29
1.7.25.2	RBS 2	Document	53	12/11/2006 13:29
1.7.26	Test Equipment	Folder		12/11/2006 13:18
1.7.26.1	Test Equipment	Document	4	12/11/2006 13:30
1.7.26.2	Test Equipment2	Document	22	12/11/2006 13:30
1.8	REGULATORY MATTERS	Folder		2/20/2006 19:36

Index

Document Title

Type

Pages

Date

	Letter from MIC SA to His Excellency Mr Shaukat Aziz, Prime Minister of the Islamic Republic of Pakistan dated November 4, 2004 re: Paktel
1.8.2	GSM launch and license renewal for Pakcom	Document	1	2/25/2006 18:27
1.8.4	Telecom Regulatory Environment	Document	14	3/3/2006 15:56
1.8.8	E-mail from F Brion (Paktel) to C Wintersdorff (MIC SA), Nov 2006	Document	1	11/15/2006 20:14
1.8.22	PTA-nov08-4thinstallment	Document	1	11/15/2006 20:14
1.8.25	F Brion note on interconnection agmt_Nov16 2006	Document	3	11/23/2006 17:35
1.8.28	PTA ltr to Paktel Nov 8 2006 re license instalment default	Document	1	11/23/2006 17:35
1.8.33	PTA Show Cause Notice Dec 4 06	Document	2	12/4/2006 11:35
1.8.36	Interference	Folder		12/12/2006 6:49
1.8.36.1	Paktel Proposal, June 21, 2006	Document	6	6/23/2006 14:52
1.8.36.2	Paktel meeting minutes June 9, 2006	Document	3	6/23/2006 14:52
1.8.36.3	PTA meeting minutes June 9, 2006	Document	3	6/23/2006 14:52
1.8.36.4	Letter to Paktel from the Government of Pakistan dated May 12, 2006 regarding Joint Survey conducted in Karachi	Document	5	5/22/2006 10:22
1.8.36.5	Letter to Paktel from the Government of Pakistan dated May 15, 2006 regarding Interferenece in EGSM band being suffered by Paktel Limited	Document	2	5/22/2006 10:22
1.8.36.6	FAB ltr to PTA, Dec24 2004	Document	4	11/15/2006 20:14
1.8.36.7	FAB-10thfeb20061	Document	1	11/15/2006 20:14
1.8.36.8	FAB-10thfeb20062	Document	1	11/15/2006 20:14
1.8.36.9	FAB-10thFeb20063	Document	1	11/15/2006 20:14
1.8.36.10	FAB-10thfeb20064	Document	1	11/15/2006 20:14
1.8.36.11	FAB-10thfeb20065	Document	1	11/15/2006 20:14
1.8.36.12	FAB-15Feb2006-lnterference Central	Document	1	11/15/2006 20:14
1.8.36.13	FAB-23jan06-lnterference Central	Document	1	11/15/2006 20:14
1.8.36.14	PTA-2march 06-lnteference Central	Document	1	11/15/2006 20:14
1.8.36.15	PTA-2ndMarch05-erratum LFeb 25 05	Document	1	11/15/2006 20:14
1.8.36.16	PTA-3rdFeburary06-lnterference	Document	1	11/15/2006 20:14
1.8.36.17	PTA-MOM-4th Jan 06-FrequencyInteference0001	Document	1	11/15/2006 20:14
1.8.36.18	PTA-MOM-4thJan06-Frequencylnteference0002	Document	1	11/15/2006 20:14
1.8.36.19	PTA-vacationofPaktelGSM-25thfeb20050001	Document	1	11/15/2006 20:14
1.8.36.20	PTA-vacationofPaktelGSM-25thfeb20050002	Document	1	11/15/2006 20:14
1.8.36.21	Ltr from Paktel to PTA_Nov16 2006	Document	3	11/23/2006 17:35
1.8.36.22	Ltr Paktel to PTA_Oct24 2006_interference_license payment	Document	5	11/23/2006 17:35
1.8.36.23	Letter from Paktel to the PTA dated March 22, 2006 regarding interference in EGSM Band being suffered by Paktel Limited.	Document	5	5/4/2006 15:52
1.8.36.24	Letter from the Frequency Allocation Board to the PTA and Paktel Limited dated April 26, 2006 regarding interference in EGSM Band being suffered by Paktel Limited	Document	2	5/4/2006 15:52
1.8.36.25	Letter from Paktel to the FAB and PTA dated May 4, 2006 regarding interference in EGSM Band being suffered by Paktel Limited	Document	5	5/4/2006 15:52

Index

Document Title

Type

Pages

Date

1.8.36.26	Letter from Paktel to the FAB and PTA dated May 4, 2006 regarding Survey conducted in Karachi evidencing Interference in EGSM Band being suffered by Paktel Limited	Document	3	5/4/2006 15:52
1.8.36.27	PTA response to Paktel_Nov 30 06	Document	2	12/7/2006 9:43
1.8.36.28	L allocation of spectrum for KHI HYD July 14 2006	Document	1	12/12/2006 7:13
1.8.36.29	L FAB April 07 06 KHI testing	Document	1	12/12/2006 7:13
1.8.36.30	L from PTA MOM June 9 06 addendum	Document	1	12/12/2006 7:13
1.8.36.31	L from PTA MOM June 9 06	Document	3	12/12/2006 7:13
1.8.36.32	L PTA acceptance of spectrum KHI July 21 2006	Document	2	12/12/2006 7:13
1.8.36.33	L PTA Nov 16 06 Paktel as a going concern	Document	3	12/12/2006 7:13
1.8.36.34	L PTA resp to proposal of FAB July 13 06	Document	3	12/12/2006 7:13
1.8.36.35	L to FAB Interf Snapshot Central March 07 06	Document	1	12/12/2006 7:13
1.8.36.36	L to FAB joint survey Sept 29 06	Document	1	12/12/2006 7:13
1.6.36.37	L to PTA accep spec KHI Aug 04 06	Document	2	12/12/2006 7:13
1.8.36.38	Letter Dec 13 04 Interference on GSM Frequencies	Document	2	12/12/2006 7:13
1.8.36.39	List Letters IN	Document	2	12/12/2006 7:13
1.8.36.40	List Letters OUT	Document	3	12/12/2006 7:13
1.8.36.41	Intro to Bank Jammer Interference-v1.3	Document	22	12/25/2006 19:41
1.8.36.42	Report for Interference Issue in Lahore	Document	21	12/25/2006 19:41
1.8.36.43	Gujranwala 240206	Document	8	12/25/2006 19:41
1.8.36.44	Interference in Multan	Document	13	12/25/2006 19:41
1.8.36.45	Interference Report Faisalabad and Sargodtia v1.0	Document	11	12/25/2006 19:41
1.8.36.46	Paktel Interference Summary Jan 2006	Document	50	12/25/2006 19:41
1.8.36.47	Interference KHI&HYD Mar06	Document	14	12/25/2006 19:41
1.8.36.48	KHI Interference Testing Reports	Document	5	12/25/200619:41
1.8.36.49	Aircom	Document	4	12/26/2006 11:46
1.8.36.50	Alcatel	Document	4	12/26/2006 11:46
1.8.36.51	Frequency scan report	Document	19	12/26/2006 11:46
1.8.36.52	KHI External Interference	Document	7	12/26/2006 11:46
1.8.37	Legislation/Regulation	Folder		12/12/2006 7:08
1.8.37.2	apc_rules PK	Document	9	12/12/2006 7:17
1.8.37.3	Interconnection_Disputes_Resolution 2004	Document	16	12/12/2006 7:17
1.8.37.4	Interconnection_Guidelines_2004	Document	14	12/12/2006 7:17
1.8.37.5	Mobile Cellular Policy Jan 282004	Document	23	12/12/2006 7:17
1.8.37.6	Number Portability Regulations 2005	Document	13	12/12/2006 7:17
1.8.37.7	ordinance_05	Document	5	12/12/2006 7:17
1.8.37.8	Pakistan Telecom Rules 2000	Document	28	12/12/2006 7:17
1.8.37.9	PTA_Functions_Power 2004	Document	17	12/12/2006 7:17

Index

Document Title

Type

Pages

Date

1.8.37.10	telecom deregulation 25092003	Document	18	12/12/2006 7:17
1.8.37.11	telecom-act96	Document	33	12/12/2006 7:17
1.8.37.12	Type_Approval Reg 2004	Document	11	12/12/2006 7:17
1.8.40	Interconnection	Folder		12/12/2006 7:13
1.8.40.1	Interco Determination PTA July 05	Document	36	12/12/2006 7:17
1.8.40.2	Interconnection Regime	Document	1	12/12/2006 7:17
1.8.40.3	lnterconnection_Disputes_Resolution 2004	Document	16	12/12/2006 7:17
1.8.40.4	lnterconnection_Guidelines_2004	Document	14	12/12/2006 7:17
1.8.40.5	Interconnect Questions-27-Dec-06	Document	1	12/29/2006 7:17
1.8.40.6	Interconnect Traffic Settlements Year(2005) to Date Nov-06	Document	19	12/29/2006 7:17
1.8.41	License and Spectrum	Folder		12/12/2006 7:13
1.8.41.1	FAB-15thNovember-2006-Letter0001	Document	1	12/12/2006 7:19
1.8.41.2	FAB-15thNovember-2006-Letter0002	Document	1	12/12/2006 7:19
1.8.41.4	License and Permits	Document	1	12/12/2006 7:19
1.8.41.5	PAKTEL license obligations	Document	3	12/12/2006 7:19
1.8.41.6	Spectrum	Document	1	12/12/2006 7:19
1.8.41.7	FAB-3G-Spectrum-Avail-14thdec06	Document	1	12/14/2006 12:35
1.8.41.8	L to PTA moratorium Oct 24 06	Document	2	12/25/2006 19:42
1.8.41.9	PTA Letter October 30 06 4 installment license fee	Document	1	12/25/2006 19:42
1.8.42	Reg Disputes/Sanctions	Folder		12/12/2006 7:13
1.8.42.1	details of regulatory disputes	Document	1	12/12/2006 7:20
1.8.42.2	Orders and sanctions	Document	1	12/12/2006 7:20
1.8.43	PTA-4thinstallmentletter	Document	1	12/26/2006 9:16
1.8.44	FAB-3G14thDec	Document	1	12/26/2006 12:30
1.8.45	Ltr from MICSA to PTA_Sale of Paktel_Dec 22 2006	Document	2	12/28/2006 14:26
1.8.46	approval by PTA of transfer of 10% July 06	Document	1	12/30/2006 15:00
1.8.47	response to show cause notice jan 02 07	Document	4	1/3/2007 7:33
1.8.48	Performance Bond MIC counter guarantee Apr 13 05	Document	6	1/3/2007 8:18
1.8.49	Counter Indemnity of Paktel to CityBank Re Pert Bond	Document	5	1/3/2007 11:40
1.8.50	Performance Bond to PTA Apr 26 05	Document	4	1/3/2007 11:40
1.8.51	Minutes of Meeting 3G FAB Dec 22 06	Document	3	1/5/2007 7:41
1.8.52	MNP INCORPORATION CERTIFICATE	Document	1	1/9/2007 6:55
1.8.53	Reponse from PTA show cause Jan 10 07	Document	1	1/10/2007 8:14
1.9	PROCEEDINGS AND LITIGATION	Folder		2/20/2006 19:36
1.9.1	Claim by Millitel Limited against Paktel Limited bfore the Senior Civil Judge, Islamabad, December 2005	Document	116	2/25/2006 18:27
1.9.2	Termination Release and Settlement Agreement dated March 20, 2006 between, among others, MIC SA, Millicom Pakistan B.V. and Millitel Limited	Document	12	3/24/2006 15:16

Index

Document Title

Type

Pages

Date

1.9.5	Stay/Arbitration Application filed in Civil Suit before Civil Judge Islamabad (Paktel Limited)	Document	41	3/27/2006 18:22
1.9.6	Letter regarding the Settlement of Dispute between MIC S.A. and Arfeen International (Private) Limited dated April 8, 2006	Document	1	4/19/2006 10:40
1.9.7	Fax correspondence from & Overy to the ICC International Court of Arbitration regarding the Request for Arbitration between MIC S.A. and Arfeen dated April 10, 2006	Document	3	4/19/2006 10:40
1.9.8	Fax correspondence from the ICC International Court of Arbitration to Allen & Overy regarding the suspension of arbitration until April 20, 2006, dated April 11, 2006	Document	3	4/19/2006 10:40
1.9.13	Withdrawal of ICC international arbitration brought by MIC against the Arfeens, October 2006	Document	6	11/23/2006 17:57
1.9.14	Withdrawal of suit brought by the Arfeens against Paktel before the Civil Judge (Islamabad), July 2006	Document	3	11/23/2006 17:57
1.9.15	Pak Legal Update Nov 2006	Document	4	12/9/2006 12:25
1.9.16	ALAN DICK Dec 07 06 payment 1	Document	2	12/12/2006 9:01
1.9.17	ALAN DICK Dec 07 06 payment 2	Document	2	12/12/2006 9:01
1.9.18	Alcatel Pk Nov 23 06 Payments	Document	2	12/12/2006 9:01
1.9.19	Legal Cases Presentation WSS	Document	5	12/12/2006 9:01
1.9.20	Pak Legal Update 12 December 2006	Document	4	12/12/2006 9:01
1.9.21	show cause notice franchisee	Document	3	12/12/2006 9:01
1.9.22	Legal Notice Franchisee Nov 29 06	Document	10	12/12/2006 15:18
1.9.23	Franchisee notice Dec 9 06	Document	2	12/13/2006 12:34
1.9.24	Notice of Dec 30 2006 from Civil Judge, lslamabad_claim brought by Pakcom	Document	1	1/4/2007 15:21
1.9.25	Pakcom vs Paktel et al claim_Dec28 2006_lslamabad Civil Judge	Document	23	1/4/2007 15:21
1.9.26	Memo for PLATINUM data room_Pakcom claim_FINAL	Document	2	1/5/2007 16:27
1.9.27	Lawyers Opinion - Palmet Case	Document	3	1/8/2007 12:27
1.9.29	J Brion vs Paktel MIC Rocoplan Brion Jan 07 (1)	Document	10	1/10/2007 12:50
1.9.30	J Brion vs Paktel MIC Rocoplan Brion Jan 07 (2)	Document	5	1/10/2007 12:50
1.9.31	Pak Legal Update 8 January 2007	Document	4	1/10/2007 12:57
1.10	DATA PROTECTION	Folder		12/12/2006 9:05
1.10.1	ISI Minutes 1	Document	1	12/12/2006 9:33
1.10.2	ISI Minutes 2	Document	1	12/12/2006 9:33
1.10.3	ISI Minutes 3	Document	1	12/12/2006 9:33
1.10.4	ISI Minutes 4	Document	1	12/12/2006 9:33
1.10.5	ISI Minutes 5	Document	1	12/12/2006 9:33
1.10.6	Memo Data Protection PK	Document	2	12/12/2006 9:33
1.10.7	PTA Guidelines Customer Information	Document	1	12/12/2006 9:33
1.10.8	SOP1	Document	1	12/12/2006 9:33
1.10.9	SOP 2	Document	1	12/12/2006 9:33
1.10.10	SOP 3	Document	1	12/12/2006 9:33
2	Tax	Folder		2/20/2006 19:36
2.1	Material Tax Return (Tax Computation)	Document	2	3/8/2006 17:31

Index

Document Title

Type

Pages

Date

2.2	Descriptive list of material tax issues	Document	3	3/8/2006 17:31
2.3	Tax Returns for the years ending 2002, 2003 and 2004	Document	33	3/10/2006 4:30
2.4	Paktel summary of significant (tax) issues with copies of correspondence with Pakistan tax authorities and higher courts	Document	212	4/19/2006 10:59
2.5	Paktel ltr to Sales tax Collector_Nov30 2006	Document	1	12/4/2006 8:38
2.6	tax-audit-issues	Document	1	12/9/2006 12:30
2.7	tax-correspondence	Folder		12/11/2006 13:31
2.7.1	HC-1	Document	9	12/11/2006 13:36
2.7.2	HC-2	Document	9	12/11/2006 13:36
2.7.3	HC-3	Document	9	12/11/2006 13:36
2.7.4	HC-4	Document	6	12/11/2006 13:36
2.7.5	HC-5	Document	13	12/11/2006 13:36
2.7.6	TA-IT-1	Document	2	12/11/2006 13:36
2.7.7	TA-TC-1	Document	8	12/11/2006 13:36
2.8	tax-losses-paktel	Document	1	12/9/2006 12:30
2.9	APPLICABLE TAXES-PAKTEL	Document	1	12/9/2006 12:30
2.10	TAX DISPUTE	Document	3	12/9/2006 12:30
2.11	income-tax-returns	Folder		12/11/2006 13:31
2.11.1	IT 2003	Document	3	12/11/2006 13:37
2.11.2	IT 2004	Document	9	12/11/2006 13:37
2.11.3	IT 2005	Document	12	12/11/2006 13:37
2.11.4	IT 2006	Document	13	12/11/2006 13:37
2.12	TAX DUE DILIGENCE EXPLANATION	Document	2	12/9/2006 12:30
2.13	Central Excise Documents - 2612-attachments	Document	2	12/29/2006 7:47
2.14	Income Tax Documents - 2612-attachments	Document	2	12/29/2006 7:47
2.15	122 5A 001	Document	16	12/29/2006 7:53
2.16	CED-1	Document	18	12/29/2006 7:53
2.17	CED-2	Document	9	12/29/2006 7:53
2.18	CED-3	Document	29	12/29/2006 7:53
2.19	CED-4	Document	12	12/29/2006 7:53
2.20	CED-5	Document	12	12/29/2006 7:53
2.21	CED-6	Document	4	12/29/2006 7:53
2.22	CED-7	Document	7	12/29/2006 7:53
2.23	CED-8	Document	17	12/29/2006 7:53
2.24	FA 2003	Document	1	12/29/2006 7:53
2.25	FA 2004	Document	2	12/29/2006 7:53
2.26	FA 2006	Document	1	12/29/2006 7:53
2.27	FA-2005	Document	1	12/29/2006 7:53

Index

Document Title

Type

Pages

Date

2.28	FAGN 2003	Document	1	12/29/2006 7:53
2.29	IT CC 2004	Document	1	12/29/2006 8:03
2.30	IT CC 2005	Document	1	12/29/2006 8:03
2.31	IT CC 2006	Document	1	12/29/2006 8:03
2.32	Previous Orders 1 001	Document	13	12/29/2006 8:03
2.33	Previous Orders 2	Document	4	12/29/2006 8:03
2.34	Previous Orders 3	Document	18	12/29/2006 8:03
2.35	Previous Orders 4	Document	5	12/29/2006 8:03
2.36	Previous Orders 5	Document	16	12/29/2006 8:03
2.37	Previous Orders 6	Document	17	12/29/2006 8:03
2.38	Previous Orders 7	Document	3	12/29/2006 8:03
2.39	Punjab Tax	Document	10	12/29/2006 8:03
2.40	ST-2003	Document	12	12/29/2006 8:03
2.41	ST-2004	Document	11	12/29/2006 8:03
2.42	ST-2005	Document	16	12/29/2006 8:03
2.43	ST-2006	Document	17	12/29/2006 8:03
2.44	TRIB-E-1992-2001 001	Document	7	12/29/2006 8:03
2.45	WHT-ERICSON-1	Document	19	12/29/2006 8:03
2.46	WHT-ERICSON-2	Document	20	12/29/2006 8:03
3	Financial	Folder		11/28/2006 15:53
3.1	Financial Statements	Folder		11/29/2006 13:21
3.1.1	Paktel_YE2004	Document	54	2/28/2006 18:42
3.1.2	Paktel_YE2005	Document	53	3/16/2006 9:20
3.1.3	Auditors Report_2004 Accounts	Document	24	3/28/2006 15:45
3.1.4	Paktel 2005 Audited Accounts and Auditors’ Report	Document	29	12/5/2006 12:31
3.1.5	Audited-Accounts	Folder		12/11/2006 13:38
3.1.5.1	ACCOUNTS FOR THE YEAR ENDED 2003	Document	20	12/19/2006 4:07
3.1.5.2	ACCOUNTS FOR THE YEAR ENDED 2004	Document	24	12/11/2006 13:40
3.1.5.3	Approved 2005 Accounts - Paktel Scanned Copy	Document	29	12/11/2006 13:40
3.1.6	PAKTEL DUE DILIGENCE-ACCOUNTS	Document	1	12/9/2006 11:40
3.1.7	PWC-Paktel-Agreed upon procedures report at 30-Nov-2006	Document	7	12/20/2006 14:11
3.1.8	Management Letter 2005	Document	13	1/4/2007 12:32
3.1.9	Management Letter-2004	Document	31	1/4/2007 12:32
3.1.10	MIC - Jun-01-2006	Document	12	1/4/2007 14:45
3.1.11	MIC - May-15-2006	Document	12	1/4/2007 14:45
3.2	Fraud and theft – SOX 404	Folder		6/20/2006 12:37
3.2.1	SOX 404 Pakistan Evidence File 1/4	Document	387	6/20/2006 12:53

Index

Document Title

Type

Pages

Date

3.2.2	SOX 404 Pakistan Evidence File 2/4	Document	252	6/20/2006 12:53
3.2.3	SOX 404 Pakistan Evidence File 3/4	Document	307	6/20/2006 12:53
3.2.4	SOX 404 Pakistan Evidence File 4/4	Document	400	6/20/2006 12:53
3.2.5	Pakcom/Paktel Fraud and Theft Report for the twelve months ended December 31, 2005	Document	3	6/20/2006 12:53
3.2.6	Pakcom/Paktel Fraud and Theft Report for twelve months ended December 31, 2004	Document	1	6/20/2006 12:53
3.2.7	Report to the Millicom International Cellular S.A. Audit Committee regarding the reported marketing overspend in Pakcom Ltd.	Document	3	6/20/2006 12:53
3.2.8	15.06.06.pakcom.PAK_FraudReport_060531	Document	1	6/20/2006 12:53
3.2.9	MIC - Pakistan SOX 404 Project, Analysis of Testing Results by Ernst & Young dated May 2006	Document	31	6/20/2006 12:53
3.3	MISCELLANEOUS	Folder		3/2/2006 22:36
3.3.1	Paktel Business Review	Document	59	3/3/2006 15:56
3.3.2	Paktel, December 2005: Financial Results and Controls	Document	13	3/3/2006 15:46
3.3.3	Paktel: Marketing Presentation	Document	75	3/3/2006 15:46
3.3.4	Paktel: Network Deployment & Investment dated January 2006	Document	20	3/3/2006 15:46
3.3.5	Paktel Customer Services	Document	22	3/3/2006 15:46
3.3.6	Paktel: Network Operations, Operations and Maintenance Organization	Document	13	3/3/2006 15:46
3.3.7	Notice of Mobile Number Portability Regulations	Document	13	3/30/2006 13:10
3.3.8	Report on the marketing overspend discussed in audit committee meeting of December 2004	Document	3	4/18/2006 13:25
3.3.9	ARGL1006	Document	5806	12/9/2006 11:15
3.3.10	Financial Due Diligence Questions for Paktel Sale-04-Dec-06	Document	2	12/9/2006 12:01
3.3.11	Paktel Due Dellignece Finance Pack-RevB	Document	18	12/9/2006 12:01
3.3.12	Paktel Financial Statements-Final-26-Nov-06	Document	6	12/9/2006 12:01
3.3.13	SubsData	Document	2	12/12/2006 9:02
3.3.14	2006 YTD vs Budget	Document	1	12/29/2006 7:24
3.3.15	Gross Margin of IDD cals at Local rate	Document	2	12/29/2006 7:24
3.3.17	MIC Mgmt vs Statutory Account Reconciliation 2004 and 2005	Document	2	12/29/2006 14:45
3.3.18	Paktel-Financial Statements-Final-30-Nov-06-For Data Room	Document	14	12/29/2006 14:45
3.3.19	SOX Proces summary	Document	3	12/29/2006 14:45
3.3.20	Statutory Accounts vs Mgmt PL 30-Nov-06	Document	1	12/29/2006 14:45
3.3.21	Pakel Lease Rental Database-Dec2006	Document	20	12/30/2006 14:14
3.3.22	Dealer-Retailer Receivable Nov-06	Document	106	1/6/2007 6:16
3.4	lnterconnect_Traffic_Settlements_Year_2005_to_Date_Nov_06	Document	19	12/27/2006 14:32
3.5	Transmission_OPEX_W45_RevH	Document	24	12/27/2006 14:32
3.6	IAS-19 Paktel Limited-04-Actuarial	Document	15	12/29/2006 15:20
3.7	Interconnect Questions-27-Dec-06	Document	1	1/2/2007 5:06
4	Presentations and Q&As	Folder	12/6/2006 17:50
4.1	Management Presentation	Document	50	12/4/2006 8:42
4.2	Q&A 1 - 13	Document	5	12/6/2006 17:54

Index

Document Title

Type

Pages

Date

4.3	Q&A 65 - 84	Document	10	12/12/2006 11:16
4.4	Q&A 14-64	Document	48	12/19/2006 15:44
4.5	O_and_M Presentation Engg 4_of_8_Final-REVF	Document	37	12/23/2006 5:35
4.6	0.Pakistan Welcome Pack	Document	14	12/24/2006 9:55
4.7	1.Legal	Document	11	12/24/2006 9:55
4.8	11.Finance Presentation	Document	86	12/24/2006 9:55
4.9	12.HR Presentation	Document	22	12/24/2006 9:55
4.10	13.Marketing Presentation	Document	25	12/24/2006 9:55
4.11	14.SIM Cards Distribution Presentation	Document	22	12/24/2006 9:55
4.12	15.Scratchcards Distribution Presentation	Document	24	12/24/2006 9:55
4.13	16.Call Center Presentation	Document	16	12/24/2006 9:55
4.14	17.Customer Service Centre Presentation	Document	23	12/24/2006 9:55
4.16	3.Engineering Overview 1 of 8	Document	8	12/24/2006 9:55
4.17	4.Engineering Network Planning Strategy 2 of 8	Document	35	12/24/2006 11:48
4.18	5.Engineering Radio Access Network 3 of 8	Document	23	12/24/2006 11:48
4.19	7.Engineering Network Rollout 5 of 8	Document	65	12/24/2006 11:48
4.20	8.Engineering North 6 of 8	Document	47	12/24/2006 11:48
4.21	9.Engineering Central Final 7of 8	Document	63	12/24/2006 11:48
4.22	2.Regulatory	Document	13	12/24/2006 11:57
4.23	10.Engineering South Final 8 of 8	Document	70	12/26/2006 12:10
4.24	6.Engineering Operations Maintenance 4 of 8	Document	37	12/26/2006 12:10
4.25	Commercial	Folder		12/29/2006 7:31
4.25.1	Customer Segmentation	Document	1	12/29/2006 7:34
4.25.2	GMIB - Appointement of Distributors (South)	Document	3	12/29/2006 7:34
4.25.3	GMIB - Appointement of Distributors	Document	3	12/29/2006 7:34
4.25.4	GMIB 024 (D) Overall Sales Incentive Scheme	Document	4	12/29/2006 7:34
4.25.5	GMIB 151 - Incentive Policy for Franchises based on Customer Service KPIs - Jun. 06	Document	2	12/29/2006 7:34
4.25.6	GMIB 228 - Double Balance Promotion	Document	2	12/29/2006 7:34
4.25.7	GMIB 228(a) -Addendum to Double Balance Promotion	Document	2	12/29/2006 7:34
4.25.8	GMIB-073 (a) on Incoming Bonus for Paktel GSM Subs	Document	4	12/29/2006 7:34
4.25.9	GMIB-221 (a) -Discontinuation of Rs-300 Free Balance	Document	2	12/29/2006 7:34
4.25.10	GMIB-221-Rs-300-Free-Balance	Document	4	12/29/2006 7:34
4.25.11	Marketing Structure - August 2006	Document	1	12/29/2006 7:34
4.25.12	Paktel Call Center Report	Document	3	12/29/2006 7:34
4.25.13	Product Development Process	Document	1	12/29/2006 7:34
4.25.14	RiskManagementMatrix-Aug2006 Final	Document	9	12/29/2006 7:34
4.25.15	VAS Road Map-P-20-12-06-REVT	Document	4	12/29/2006 7:34

Index

Document Title

Type

Pages

Date

4.25.16	Activatioin Details by Region and Location	Document	3	12/29/2006 14:50
4.25.17	Prepaid Sub Base by Zone _Region	Document	3	12/29/2006 14:50
4.26	Questions and Answers 90-147	Document	7	1/2/2007 4:06
4.27	Questions and answer 82-89	Document	10	1/2/2007 4:56
4.28	Questions and Answers 1-81	Document	12	1/2/2007 4:56
4.29	Questions 148-225	Document	9	1/9/2007 4:40
6	NETWORK	Folder		12/9/2006 10:30
		Special
6.1	Net work Diagrams	Media	-	12/9/2006 10:34
6.2	Network summary V1	Document	8	12/9/2006 10:34
6.3	Paktel NW 031206	Document	21	12/9/2006 10:34
6.5	STP Network Layout	Document	1	12/9/2006 10:34
6.6	STP Network Layout1	Document	1	12/9/2006 10:34
6.7	LCC Audit Report v09 Final 7th Nov (3)	Document	120	12/12/2006 9:37
6.4	RAN Data Room	Folder		12/12/2006 10:31
6.4.1	ANTENNAS	Folder		12/12/2006 10:44
6.4.1.1	CJPX308.10D-CM	Document	1	12/12/2006 10:47
6.4.1.2	CNA010H-00-CB	Document	1	12/12/2006 10:47
6.4.1.3	CTSDG-06515-0D	Document	1	12/12/2006 10:47
6.4.1.4	CTSDG-06515-0DM	Document	2	12/12/2006 10:47
6.4.1.5	CTSDG-06515-XDM	Document	2	12/12/2006 10:47
6.4.1.6	CTSDG-06516-0DM	Document	2	12/12/2006 10:47
6.4.1.7	CTSDG-09015-0D	Document	1	12/12/2006 10:47
6.4.1.8	K742215	Document	1	12/12/2006 10:47
6.4.2	BSS PARAMETERS	Folder		12/12/2006 10:44
6.4.2.1	Alcatel BSS Radio Parameters V1.0 Rev-A	Document	36	12/12/2006 10:47
6.4.2.2	ZTE BSS Parameters V2.8 Rev B	Document	78	12/12/2006 10:47
6.4.3	COVERAGE MAPS	Folder		12/12/2006 10:44
6.4.3.1	PAKTEL_Coverage_Pakistan_Op_2006-11-23	Document	1	12/12/2006 10:47
6.4.4	ENGINEERING GUIDELINES	Folder		12/12/2006 10:44
6.4.4.1	DRAFT EIB-002-SMP-RevD	Document	14	12/12/2006 10:47
6.4.4.2	EIB-001-Name_Conventions-RevE	Document	39	12/12/2006 10:47
6.4.4.3	guidance_inbuild_design	Document	63	12/12/2006 10:47
6.4.4.4	Location Area Planning and Naming Guidelines	Document	3	12/12/2006 10:47
6.4.4.5	Milestone Definition + Doc Workflow RevA	Document	6	12/12/2006 10:47
6.4.4.6	Naming Convention 06-04-12	Document	5	12/12/2006 10:47
6.4.4.7	Optimisation Guideline RevB	Document	43	12/12/2006 10:47

Index

Document Title

Type

Pages

Date

6.4.4.8	Paging guidelines	Document	2	12/12/2006 10:47
6.4.4.11	Procedure to lower RF antennas	Document	1	12/12/2006 10:47
6.4.4.12	SAR RevE	Document	3	12/12/2006 10:47
6.4.4.13	SCC RevC	Document	1	12/12/2006 10:47
6.4.4.14	Site Search Evaluation & Candidate Ranking Process	Document	13	12/12/2006 10:47
6.4.4.15	SSR RevC	Document	8	12/12/2006 10:47
6.4.4.16	TSS RevC	Document	88	12/12/2006 10:47
6.4.4.17	TSS-T Ver-E	Document	13	12/12/2006 10:47
6.4.4.18	Use of Asset for control of Project Rollout	Document	11	12/12/2006 10:47
		Special
6.4.4.19	PKTL 4a RAN Layer Network Dplymt (May 07-2006)	Media	-	12/12/2006 10:56
		Special
6.4.4.20	PKTL 5B-2- RAN Dplymt- Site Installation (May 07-2006)	Media	-	12/12/2006 10:56
6.4.5	GOOGLE EARTH	Folder		12/12/2006 10:44
		Special
6.4.5.1	Export_Google_Earth__CVE_OPE_2006-11-27	Media	-	12/12/2006 10:57
		Special
6.4.5.2	Export_Google_Earth_CVE_PLAN_2006-11-27	Media	-	12/12/2006 10:57
		Special
6.4.5.3	Export_Google_Earth_CVE_PLAN_OPE_2006-11-27	Media	-	12/12/2006 10:57
6.4.6	LINK BUDGETS	Folder		12/12/2006 10:44
6.4.6.1	ALCATEL	Folder		12/12/2006 10:44
6.4.6.1.1	Corrected_Paktel_LKB_Karachi_Swap_DCS1800_ed4	Document	12	12/12/2006 10:47
6.4.6.1.2	Corrected_Paktel_LKB_Karachi_Swap_GSM900_ed4	Document	12	12/12/2006 10:47
		Special
6.4.6.1.3	Prediction Results	Media	-	12/12/2006 10:58
6.4.6.2	ZTE	Folder		12/12/2006 10:44
6.4.6.2.1	Link Budget as per ZTE	Document	16	12/12/2006 10:47
6.4.7	RNP	Folder		12/12/2006 10:44
6.4.7.1	RNP2006Q2-RevC	Document	301	12/12/2006 10:47
6.4.7.2	TX - LL-Model-RevB	Document	13	12/12/2006 10:47
6.4.8	SPECTRUM&INTERFERENCE	Folder		12/12/2006 10:44
6.4.8.1	available spectrum	Document	12	12/12/2006 10:47
6.4.8.2	Interferences-W47-FINAL	Document	5	12/12/2006 10:47
6.4.9	Equipment current	Document	1	12/12/2006 10:47
6.4.10	Missing Documents	Document	1	12/12/2006 10:47
6.4.11	Paktel KPI Formulas RevB	Document	6	12/12/2006 10:47

Index

Document Title

Type

Pages

Date

6.4.12	RNE presentation - Aug06	Document	22	12/12/2006 10:47
6.9	CVE_RESUME_SITES_2006-12-24_RESUMED	Document	890	12/26/2006 9:57
6.10	Engineering Questions-27-Dec-06	Document	7	12/29/2006 7:42
6.11	Transmission_OPEX-W45-RevH	Document	24	12/29/2006 7:42
6.12	BSC NOv 6 Traffic	Document	2	12/29/2006 14:43
6.13	CDMA Impact on GSM900 Paktel System	Document	4	12/29/2006 14:43
6.14	CELLS_TCH_USER_BLOCK_GREATER 10	Document	132	12/29/2006 14:43
6.15	HLR VLR Subscriber Count	Document	6	12/29/2006 14:43
6.16	Tehsil Coverage	Document	10	12/29/2006 14:43
6.17	Lease Circuits_Transmission_OPEX-W52-RevK	Document	22	1/1/2007 5:51
7	IT	Folder		12/9/2006 10:38
7.1	OPEX	Folder		12/9/2006 10:39
7.1.1	Agreements Paktel-IT-06-11-14	Document	1	12/9/2006 10:43
7.1.2	SSA-IT-TEL-2006-06-09-30	Document	27	12/9/2006 10:43
7.1.3	IT Systems Details	Document	2	12/29/2006 14:48
7.2	IT POLICIES	Folder		12/9/2006 10:40
7.2.1	dba_backup_sheet	Document	4	12/9/2006 10:46
7.2.2	drp_activity_report_dba_gsmtel	Document	1	12/9/2006 10:46
7.2.3	drp_dba_gsmtel	Document	3	12/9/2006 10:46
7.2.4	gsmtel-DRP	Document	2	12/9/2006 10:46
7.2.5	IIB-104 IT Backup Policy-06-10-10-RevD	Document	4	12/9/2006 10:46
7.2.6	NB-Policy-Details	Document	4	12/9/2006 10:46
7.2.7	paktel_NetBackup-Policy-Details_ver1	Document	1	12/9/2006 10:46
7.2.8	Template-Backup-Policy-06-15-08	Document	1	12/9/2006 10:46
7.2.9	Template-Backup-Tape-Label-Format	Document	1	12/9/2006 10:46
7.2.10	Annex-J-Change Management-Check List-RevA	Document	2	12/9/2006 10:50
7.2.11	Annex-J-Change Management-Check List-RevB	Document	2	12/9/2006 10:50
7.2.12	Annex-K-Change Management-Mop-RevB	Document	6	12/9/2006 10:50
7.2.13	Annex-L-Change Management-Impact Analysis-RevA	Document	2	12/9/2006 10:50
7.2.14	CCF- IIB-102-Change Management Policy Rev-B	Document	1	12/9/2006 10:50
7.2.15	FAC-IIB-102-Final Acceptance Certificate Rev-B	Document	1	12/9/2006 10:50
7.2.16	IIB-102 Change Management Policy v1.1 RevB	Document	37	12/9/2006 10:50
7.2.17	ITB-1156-S-RevA	Document	4	12/9/2006 10:50
7.2.18	ITB-1157-S-RevA	Document	4	12/9/2006 10:50
7.2.19	ITB-1158-S-RevA	Document	4	12/9/2006 10:50
7.2.20	ITB-1175-S-RevA	Document	4	12/9/2006 10:50
7.2.21	UAC-IIB-102-User Acceptance Certificate Rev-B	Document	1	12/9/2006 10:50

Index

Document Title

Type

Pages

Date

7.2.22	UAC-IIB-102-User Acceptance Certificate	Document	1	12/9/2006 10:50
7.2.23	WO-IIB-102-Change Management Policy Rev-B	Document	1	12/9/2006 10:50
7.2.24	Disaster Recovery Case Study 2006-08-31-Rev-B	Document	27	12/9/2006 10:52
7.2.25	IIB-103 Disastor Recovery Policy V1.3 Rev-B	Document	48	12/9/2006 10:52
7.2.26	Form - Employee Information	Document	3	12/9/2006 10:55
7.2.27	Escalation Procedures V10 Rev-D 06-08-31	Document	23	12/9/2006 10:55
7.2.28	N5 IMSI Deletion	Document	1	12/9/2006 10:55
7.2.29	SIM Escalation Process	Document	1	12/9/2006 10:55
7.2.30	IIB-111 Events & Incidents Reporting Policy v1.1	Document	6	12/9/2006 10:55
7.2.31	Monthly Events and Incidents Journal-Oct-06	Document	4	12/9/2006 10:55
7.2.32	Army Monitoring Cell Karachi	Document	1	12/9/2006 10:55
7.2.33	Army Monitoring Cell Karachi	Document	1	12/9/2006 10:55
7.2.34	Army Monitoring Cell Lahore	Document	1	12/9/2006 10:55
7.2.35	Army Monitoring Cell Lahore	Document	301	12/9/2006 10:55
7.2.36	IIB-108 External Data Requirements	Document	25	12/9/2006 10:55
7.2.37	002 IIB Internet Usage (2)	Document	6	12/9/2006 11:00
7.2.38	002 IIB Internet Usage (2)	Document	6	12/9/2006 11:00
7.2.39	IIB-001-IT Security Policy-v1.3-RevD-06-08-08	Document	17	12/9/2006 11:00
7.2.40	IIB-001-IT Security Policy-v1.3-RevD-06-08-08	Document	17	12/9/2006 11:00
7.2.41	Form - Employee Information Sajid Mahmood 28-02-2006	Document	3	12/9/2006 11:00
7.2.42	IIB-121 IT Skills Assesment and Improvement Plan	Document	15	12/9/2006 11:00
7.2.43	IT-resources-05-09-25	Document	1	12/9/2006 11:00
7.2.44	IT-resources-06-02-01	Document	1	12/9/200611:00
7.2.45	IT-resources	Document	1	12/9/2006 11:00
7.2.46	Resource Task Control List	Document	11	12/9/2006 11:00
7.2.47	Business Planning Tool (BPT) CAPEX and CAPACITY	Document	7	12/9/2006 11:00
7.2.48	IIB-100 IT Strategy & Planning	Document	16	12/9/2006 11:00
7.2.49	IT Stragety	Document	17	12/9/2006 11:00
7.2.50	IT Strategy 05-03-17	Document	12	12/9/2006 11:00
7.2.51	Systems Information Bible	Document	20	12/9/2006 11:00
7.2.52	VAS RoadMap 24-01-05	Document	2	12/9/2006 11:00
7.2.53	IIB-301 Performance and Workload Management and Capacity Planning-RevB	Document	18	12/9/2006 11:00
7.2.54	MoM_Attachment_Paktel_Project_Charter	Document	10	12/9/2006 11:00
7.2.55	Product Development Plan-Template	Document	10	12/9/2006 11:00
7.2.56	Product Implementation Strategy	Document	19	12/9/2006 11:00
7.2.57	Product Implementation Checklist-Development to Production	Document	2	12/9/2006 11:00
7.2.58	Scheduled_Jobs 05-03-10	Document	6	12/9/2006 11:00

Index

Document Title

Type

Pages

Date

7.2.59	MPS-NAS	Document	3	12/9/2006 11:00
7.2.60	Web Servers	Document	8	12/9/2006 11:00
7.2.61	Annex-D-Responsibility Matrix-Generic Template	Document	13	12/9/2006 11:00
7.2.62	Annex-E-Project Specification-Generic Template	Document	5	12/9/2006 11:00
7.2.63	Annex-F-Software Acquisition Policy-V1.2-Rev-B	Document	9	12/9/2006 11:00
7.2.64	Annex-F-Vendor Evaluation Matrix	Document	2	12/9/2006 11:00
7.2.65	Annex-G-User Requirements Checklist	Document	1	12/9/2006 11:00
7.2.66	Annex-H-Performance-Workload-Capacity Measurement Matrix_GSMBIN RevA	Document	1	12/9/2006 11:00
7.2.67	Annex-I-Contract-Check List-RevA	Document	2	12/9/2006 11:00
7.2.68	IIB-101 Software Acquisition Policy-V1.2 Rev-C	Document	28	12/9/2006 11:00
7.2.69	MIC IT Strategy-Programming and User Manual	Document	1	12/9/2006 11:00
7.2.70	Sample-Tender Evaluation Report	Document	12	12/9/2006 11:00
7.2.71	Vendor Evaluation Plan	Document	8	12/9/2006 11:00
7.2.72	IIB-001-IT Security Policy-v1.3-RevD-06-08-08	Document	17	12/9/2006 11:05
7.2.73	IIB-001-IT Security Policy-v1.3-RevD-06-08-08	Document	17	12/9/2006 11:05
7.2.74	SOP-IT-002 HR List Re-conciliation	Document	1	12/9/2006 11:05
7.2.75	SOP-ITO-001 Numbers Recycle Checklist	Document	2	12/9/2006 11:05
7.2.76	SOP-ITO-010 SIM Problem Rectification	Document	1	12/9/2006 11:05
7.2.77	Standard Operating Procedures 31-08-2006	Document	4	12/9/2006 11:05
7.2.78	Standard Operating Procedures	Folder		12/11/2006 13:41
7.2.78.1	SOP-IT-001 Key Performance Indicators Rev-A	Document	5	12/11/2006 13:45
7.2.78.2	SOP-IT-002 HR List Re-conciliation	Document	1	12/11/2006 13:45
7.2.78.3	SOP-ITD-001 Backup Restoration	Document	3	12/11/2006 13:45
7.2.78.4	SOP-ITD-002 DBA-Routine-Activities	Document	3	12/11/2006 13:45
7.2.78.5	SOP-ITI-001 Access Rights Within IT-REVA-06-08-31	Document	2	12/11/2006 13:45
7.2.78.6	SOP-ITI-002 Callcenter Dialing Problem	Document	1	12/11/2006 13:45
7.2.78.7	SOP-ITI-003 Vectracom Change-Add-Delete	Document	1	12/11/2006 13:45
7.2.78.8	SOP-ITI-004 WEBShield Change-Add-Delete	Document	1	12/11/2006 13:45
7.2.78.9	SOP-ITI-007 Contractors, Vendors and non_client personnel Monthly Check_List	Document	1	12/11/2006 13:45
7.2.78.10	SOP-ITI-008 Patch Management Check list	Document	1	12/11/2006 13:45
7.2.78.11	SOP-ITI-009 Webshield disclaimer SOP	Document	1	12/11/2006 13:45
7.2.78.12	SOP-ITI-010 WiFi Settings & SOP	Document	2	12/11/2006 13:45
7.2.78.13	SOP-ITI-011 Wireless Access Poing configuration	Document	2	12/11/2006 13:45
7.2.78.14	SOP-ITI-012 Domain Account Creation	Document	2	12/11/2006 13:45
7.2.78.15	SOP-ITI-014 Email Account Creation	Document	1	12/11/2006 13:45
7.2.78.16	SOP-ITI-015 Email Forwarding	Document	2	12/11/2006 13:45
7.2.78.17	SOP-ITI-017 Paktel Public Folder	Document	4	12/11/2006 13:45

Index

Document Title

Type

Pages

Date

7.2.78.18	SOP-ITI-018 Paktel Publishings	Document	2	12/11/2006 13:45
7.2.78.19	SOP-ITI-019 Printer setup-SOP	Document	1	12/11/2006 13:45
7.2.78.20	SOP-ITI-021 Webshield disclaimer SOP	Document	1	12/11/2006 13:45
7.2.78.21	SOP-ITO-001 Numbers Recycle Checklist	Document	1	12/11/2006 13:45
7.2.78.22	SOP-ITO-002 Banks Payment Processing	Document	1	12/11/2006 13:45
7.2.78.23	SOP-ITO-003 Program Errors and Reprocessing	Document	2	12/11/2006 13:45
7.2.78.24	SOP-ITO-004 Charging Errors	Document	1	12/11/2006 13:45
7.2.78.25	SOP-ITO-005 Tariff and routing changes in interconnect Billing-c19	Document	1	12/11/200613:45
7.2.78.26	SOP-ITO-006 CDR rejection at mediation level	Document	2	12/11/2006 13:45
7.2.78.27	SOP-ITO-007 Filtering of CDRs at mediation level	Document	2	12/11/2006 13:45
7.2.78.28	SOP-ITO-008 Review & Approval of filtering criteria of CDRs at mediation level	Document	4	12/11/2006 13:45
7.2.78.29	SOP-ITO-009 Review Erroneous cdrs in Billing System Rev-A	Document	4	12/11/2006 13:45
7.2.78.30	SOP-ITP-001 External Data Requirments Checklist	Document	1	12/11/2006 13:45
7.2.78.31	SOP-ITP-003 Subscriber Data Loading	Document	3	12/11/2006 13:45
7.2.78.32	SOP-ITP-004 Service Fee Loading	Document	4	12/11/2006 13:45
7.2.78.33	SOP-ITP-005 Tickets Loading Process	Document	37	12/11/2006 13:45
7.2.78.34	SOP-ITP-006 Cards Loading Process	Document	1	12/11/2006 13:45
7.2.80	DIS	Folder		12/11/2006 13:41
7.2.80.1	CDRS DOCUMENTATION	Folder		12/12/2006 11:15
7.2.80.1.1	VERSIONCDR_PHASE2A_20040730	Folder		12/12/2006 11:15
7.2.80.1.1.1	IN CDR_ForUrgentFlow(V1.0)	Document	7	12/12/2006 11:30
7.2.80.1.1.2	IN CDR_Postpaid(V2.1)	Document	7	12/12/2006 11:30
7.2.80.1.1.3	IN CDR_Prepaid(V2.2)	Document	21	12/12/2006 11:30
7.2.80.1.1.4	IN CDR_rent(V2.2)	Document	4	12/12/2006 11:30
7.2.80.1.1.5	IN CDR_SMS_postpaid(V2.1)	Document	6	12/12/2006 11:30
7.2.80.1.1.6	IN CDR_SMS_prepaid(V2.2)	Document	6	12/12/2006 11:30
7.2.80.1.1.7	IN CDR_WebInterface(V2.0)	Document	4	12/12/2006 11:30
7.2.80.1.1.8	subs data file format(1_zxg10_3.5)	Document	6	12/12/2006 11:30
7.2.80.1.1.9	VC data file format(999_zxg10_3.5)	Document	5	12/12/2006 11:30
7.2.80.1.2	FUN440 Billing CDR v2	Document	4	12/12/2006 11:30
7.2.80.1.3	HLR_GPRS_code	Document	2	12/12/2006 11:30
7.2.80.1.4	IN CDR_ForUrgentFlow(V1.0)	Document	7	12/12/2006 11:30
7.2.80.1.5	INCDR_Postpaid(V2.1)	Document	7	12/12/2006 11:30
7.2.80.1.6	IN CDR_Prepaid(V2.2)	Document	21	12/12/2006 11:30
7.2.80.1.7	IN CDR_rent(V2.2)	Document	4	12/12/2006 11:30
7.2.80.1.8	IN CDR_SMS_postpaid(V2.1)	Document	6	12/12/2006 11:30
7.2.80.1.9	IN CDR_SMS_prepaid(V2.2)	Document	6	12/12/2006 11:30

Index

Document Title

Type

Pages

Date

7.2.80.1.10	IN CDR_USSD_Function(V1.0)	Document	8	12/12/2006 11:30
7.2.80.1.11	IN CDR_WebInterface(V2.0)	Document	4	12/12/2006 11:30
7.2.80.1.12	Service Description USSD (V1.0)	Document	7	12/12/2006 11:30
7.2.80.1.13	subs data file format(1_zxg10_3.5)	Document	6	12/12/2006 11:30
7.2.80.1.14	VC data file format(999_zxg10_3.5)	Document	5	12/12/2006 11:30
7.2.80.2	CRBT	Folder		12/12/2006 11:15
7.2.80.2.1	Bizlogic-Rent	Document	2	12/12/2006 11:30
7.2.80.2.2	Bizlogic-Service	Document	2	12/12/2006 11:30
7.2.80.2.3	CHAPTER VIII	Document	2	12/12/2006 11:30
7.2.80.3	FLOWCHARTS	Folder		12/12/2006 11:15
		Special
7.2.80.3.1	CRBT	Media	-	12/12/2006 11:40
		Special
7.2.80.3.2	FUN	Media	-	12/12/2006 11:40
		Special
7.2.80.3.3	PPS	Media	-	12/12/2006 11:40
		Special
7.2.80.3.4	RENT	Media	-	12/12/2006 11:40
		Special
7.2.80.3.5	SMS-Post	Media	-	12/12/2006 11:40
		Special
7.2.80.3.6	SMS-Pre	Media	-	12/12/2006 11:40
		Special
7.2.80.3.7	SUBS	Media	-	12/12/2006 11:40
		Special
7.2.80.3.8	Thumbs	Media	-	12/12/2006 11:40
		Special
7.2.80.3.9	UnUsed-Credit	Media	-	12/12/2006 11:40
		Special
7.2.80.3.10	Voucher	Media	-	12/12/2006 11:40
		Special
7.2.80.3.11	WEB-INT	Media	-	12/12/2006 11:40
7.2.80.4	FUN440	Folder		12/12/2006 11:15
7.2.80.4.1	BizIogicFUN	Document	5	12/12/2006 11:30
7.2.80.4.2	CHAPTER VI	Document	2	12/12/2006 11:30
7.2.80.5	LOVTABLES	Folder		12/12/2006 11:15
7.2.80.5.1	feeItems	Document	12	12/12/2006 11:30

Index

Document Title

Type

Pages

Date

7.2.80.5.2	jobs		Document	8	12/12/2006 11:30
7.2.80.5.3	PeakOffPeak		Document	3	12/12/2006 11:30
7.2.80.5.4	prefix.htm		Document	3	12/12/2006 11:30
7.2.80.5.5	TAB		Document	73	12/12/2006 11:30
7.2.80.5.6	TariffPlans		Document	2	12/12/2006 11:30
7.2.80.6	PPS		Folder		12/12/2006 11:15
7.2.80.6.1	BUSINESSLOGIC2		Document	9	12/12/2006 11:30
7.2.80.7	RENT		Folder		12/12/2006 11:15
7.2.80.7.1	BizLogic7		Document	2	12/12/2006 11:30
7.2.80.7.2	CHAPTER VII		Document	2	12/12/2006 11:30
7.2.80.8	SMS		Folder		12/12/2006 11:15
7.2.80.8.1	BizlogicSMSPre		Document	6	12/12/2006 11:30
7.2.80.8.2	CHAPTER IV		Document	2	12/12/2006 11:30
7.2.80.9	SMS-POST		Folder		12/12/2006 11:15
7.2.80.9.1	BizlogicSMSPost		Document	4	12/12/2006 11:30
7.2.80.9.2	CHAPTER V		Document	2	12/12/2006 11:30
7.2.80.10	SUBS		Folder		12/12/2006 11:15
7.2.80.10.1	Bizlogic-SUBS		Document	15	12/12/2006 11:30
7.2.80.10.2	CHAPTER III		Document	4	12/12/2006 11:30
7.2.80.11	UN-USED CREDIT		Folder		12/12/2006 11:15
7.2.80.11.1	Bizlogic-Unused Credit		Document	2	12/12/2006 11:30
7.2.80.11.2	CHAPTER IX		Document	2	12/12/2006 11:30
7.2.80.12	VOUCHER		Folder		12/12/2006 11:15
7.2.80.12.1	Bizlogic-Vou		Document	2	12/12/2006 11:30
7.2.80.12.2	CHAPTER IX		Document	2	12/12/2006 11:30
7.2.80.13	WEB-INT		Folder		12/12/2006 11:15
7.2.80.13.1	Bizlogic-Web		Document	1	12/12/2006 11:30
7.2.80.13.2	CHAPTER X		Document	2	12/12/2006 11:30
7.2.80.14		111	Document	1	12/12/2006 11:30
7.2.80.15	ANNEXURE		Document	2	12/12/2006 11:30
			Special
7.2.80.16	Architecture		Media	-	12/12/2006 11:38
7.2.80.17	Billing_Rules_Paktel GSM (V 4.0)		Document	7	12/12/2006 11:30
7.2.80.18	contents		Document	2	12/12/2006 11:30
7.2.80.19	Flow1		Document	1	12/12/2006 11:30
7.2.80.20	GSM IN Database CDRS Loading		Document	83	12/12/2006 11:30
7.2.80.21	GSM-IN DB Document.		Folder		12/12/2006 11:24

Index

Document Title

Type

Pages

Date

7.2.80.21.1	Flow Charts	Folder		12/12/2006 11:36
		Special
7.2.80.21.1.1	CRBT	Media	-	12/12/2006 11:43
		Special
7.2.80.21.1.2	FUN	Media	-	12/12/2006 11:43
		Special
7.2.80.21.1.3	PPS	Media	-	12/12/2006 11:43
		Special
7.2.80.21.1.4	RENT	Media	-	12/12/2006 11:43
		Special
7.2.80.21.1.5	SMS-Post	Media	-	12/12/2006 11:43
		Special
7.2.80.21.1.6	SMS-Pre	Media	-	12/12/2006 11:43
		Special
7.2.80.21.1.7	SUBS	Media	-	12/12/2006 11:43
		Special
7.2.80.21.1.8	UnUsed-Credit	Media	-	12/12/2006 11:43
		Special
7.2.80.21.1.9	Voucher	Media	-	12/12/2006 11:43
7.2.80.21.1.1		Special
0	WEB-INT	Media	-	12/12/2006 11:43
7.2.80.21.2	GSM IN Database CDRS Loading	Document	83	12/12/2006 11:44
7.2.80.22	Guide to Business Logic	Document	4	12/12/2006 11:30
7.2.80.23	PPSCDR	Document	10	12/12/2006 11:30
7.2.80.24	Table Desc	Document	12	12/12/2006 11:30
7.2.80.25	tables used	Document	3	12/12/2006 11:30
7.2.81	IIB-107 IT Systems Documentation	Document	107	12/9/2006 11:05
7.2.82	IIB-107 IT Systems Documentation	Document	107	12/9/2006 11:05
7.2.83	IT Systems 2006-12-01	Document	6	12/9/2006 11:05
7.2.84	User Requirements Checklist	Document	1	12/9/2006 11:05
7.2.85	Domain Policy 06-10-01	Document	1	12/9/2006 11:05
7.2.86	IIB-110 User And Password Policy V1.0-RevD	Document	9	12/9/2006 11:05
7.2.87	Pakcom signature Sample	Document	4	12/9/2006 11:05
7.2.88	Paktel signature Sample	Document	4	12/9/2006 11:05
7.3	SYSTEMS HARDWARE	Folder		12/9/2006 10:40
7.3.1	Consolidated-IT-Inventory-2006-12-01	Document	49	12/9/2006 11:06
7.3.2	Final Pakcom Split Sheet	Document	25	12/14/2006 14:33

Index

Document Title

Type

Pages

Date

7.4	SYSTEMS SW	Folder		12/9/2006 10:40
7.4.1	IT Systems 2006-12-01	Document	6	12/9/2006 11:07
7.4.2	Paktel Business Support Systems	Document	2	12/9/2006 11:07
7.4.3	Paktel-IT-Data-And-Process-Flow-Diagram-06-12-01	Document	1	12/21/2006 9:31
7.4.4	Scope Document ver 1.2	Document	39	12/21/2006 9:31
7.5	DISASTER RECOVERY PLAN	Folder		12/9/2006 10:41
7.5.1	Disaster Recovery Case Study 2006-08-31-Rev-B	Document	27	12/9/2006 11:09
7.5.2	IIB-103 Disastor Recovery Policy V1.3 Rev-B	Document	48	12/9/2006 11:09
7.5.3	Disaster Recovery	Document	27	12/26/2006 9:08
8	Millicom Pakistan BV	Folder		12/11/2006 13:17
8.1	Financial	Folder		12/11/2006 13:17
8.1.1	Millicom Pakistan BV 2005	Document	8	12/11/2006 13:19
8.1.2	PAKBV FS 2003	Document	8	12/11/2006 13:19
8.1.3	PAKBV FS 2004	Document	8	12/11/2006 13:19
8.2	Tax	Folder		12/11/2006 13:17
8.2.1	061211 Millicom.Pakistan.BV.tax.return.20032004	Document	46	12/12/2006 9:34
8.3	Corporate Organization	Folder		12/11/2006 13:17
8.3.1	Register of Shareholders	Document	4	12/14/2006 18:05
8.3.2	Trade register extract_Dec7 2006	Document	2	12/14/2006 18:05
8.3.3	Millicom Pakistan B.V.	Document	24	12/14/2006 18:09
8.3.4	Paktel Shareholding after July 2006	Document	1	12/15/2006 12:17

EXHIBIT A.2

Supplemental Data Room Index

(for documents provided to Purchaser after 10 January 2007)

	Index	Pages
1.1.23	E-mail F Brion to C Wintersdorff_MNPC_Jan 17 2007	1
1.1.24	E-mail F Brion_MNPC_Guarantee_Jan 17	1
1.1.25	MNPC Articles of incorporation	10
1.3.1.74	Allied Bank 001	7
1.3.1.75	Allied Bank 002	7
1.3.1.76	Allied Bank	4
1.3.1.77	Promisory Note	1
1.4.4.29	oyster industries 001	15
1.4.4.30	visual soft 001	15
1.4.5.74	Share Purchase Agreement dated March 20, 2006 between Cornvik International B.V. and Total Telecom (Private) Ltd.	91
1.4.5.75	Closing documents Pakcom
1.4.5.75.1	Amendment dated June 16, 2006 of Framework Agreement dated March 20, 2006 between Paktel Limited and Pakcom Limited	2
1.4.5.75.2	Appointments as Alternate Director of Pakcom Limited dated March 27 and March 29, 2006	2
1.4.5.75.3	Minutes of the Meeting of the Board of Directors of Pakcom Limited dated June 16, 2006	7
1.4.5.75.4	Notices of Resignation from the Board of Directors of Pakcom Limited dated June 16, 2006	5
1.4.5.75.5	Powers of attorney relating to the Pakcom transaction	8
1.4.5.75.6	PTA Approval of the Pakcom transaction dated June 15, 2006 and June 9, 2006	9
1.4.5.75.7	Transfer deeds dated June 16, 2006 related to the transfer of shares in Pakcom Limited	23
1.4.5.75.8	Letter Agreement dated June 16, 2006 between Pakcom Limited and Paktel Limited related to the transfer of TDMA / Analogue network equipment	3
1.4.7.40	Licenses/Leases for BTS
1.4.7.40.1	Paktel Lease Rental Database-Dec 2006 simplified	31
1.4.7.40.2	C-BKY-4582	25
1.4.7.40.3	C-BLW-4439	14
1.4.7.40.4	C-BOH-4573	23
1.4.7.40.5	C-FSB-4248	29
1.4.7.40.6	C-GRN-4773	31
1.4.7.40.7	C-LHR-4065a	10
1.4.7.40.8	C-ADD-4485	27
1.4.7.40.10	C-ADK-4406	23
1.4.7.40.11	C-ADP-4138	20
1.4.7.40.12	C-ADS-4388	15
1.4.7.40.13	C-AHN-4335	12
1.4.7.40.14	C-ALD-4521	26
1.4.7.40.15	C-ALR-4465	29
1.4.7.40.16	C-APC-4146	12
1.4.7.40.17	C-APS-4569	25
1.4.7.40.18	C-AWS-4487	25
1.4.7.40.19	C-BHP-4422	12
1.4.7.40.20	C-BHP-4462	8
1.4.7.40.21	C-BHR-4438	18
1.4.7.40.22	C-BIN-4536	39
1.4.7.40.23	C-BJT-4479	16
1.4.7.40.24	C-BLP-4230-(2)	26
1.4.7.40.25	C-BLP-4230	26
1.4.7.40.26	C-BLP-4231	13
1.4.7.40.27	C-BLP-4232	19
1.4.7.40.28	C-BLP-4792	23
1.4.7.40.29	C-BLP-4793	23
1.4.7.40.30	C-BLP-4794	25
1.4.7.40.31	C-BLW-4180	27
1.4.7.40.32	C-BOT-4322	12
1.4.7.40.33	C-BRW-4096	25
1.4.7.40.34	C-BRW-4207	27
1.4.7.40.35	C-BWG-4205	11
1.4.7.40.36	c-bwg-4411	19
1.4.7.40.37	C-BWN-4484	26
1.4.7.40.38	C-BYA-4583	27
1.4.7.40.39	C-CHA-4486	26
1.4.7.40.40	C-CHG-4534	26
1.4.7.40.41	C-CHH-4177	9
1.4.7.40.42	C-CHN-4154	27
1.4.7.40.43	C-CHS-4136	30
1.4.7.40.44	C-CHT-4190	28
1.4.7.40.45	C-CHT-4221	8
1.4.7.40.46	C-CHW-4481	12
1.4.7.40.47	C-CKJ-4142	28
1.4.7.40.48	C-CKS-4531	26
1.4.7.40.49	C-CMG-4423	24
1.4.7.40.50	C-DBA-4529	26
1.4.7.40.51	C-DGK-4103	25
1.4.7.40.52	C-DGK-4104	12
1.4.7.40.53	C-DGK-4208	11
1.4.7.40.54	C-DHK-4510	26
1.4.7.40.55	C-DJK-4488	27
1.4.7.40.56	C-DNG-4397	10
1.4.7.40.57	C-DPP-4173	17

1.4.7.40.58	C-DRM-4129	11
1.4.7.40.59	C-DSK-4196	25
1.4.7.40.60	C-DZP-4596	26
1.4.7.40.61	C-EMD-4382	26
1.4.7.40.62	C-FRQ-4186	19
1.4.7.40.63	C-FRT-4135	8
1.4.7.40.64	C-FRZ-4520	38
1.4.7.40.65	C-FSB-4049	24
1.4.7.40.66	C-FSB-4108	12
1.4.7.40.67	C-FSB-4109	21
1.4.7.40.68	C-FSB-4246	25
1.4.7.40.69	C-FSB-4247	17
1.4.7.40.70	C-FSB-4248	29
1.4.7.40.71	C-FSB-4249	16
1.4.7.40.72	C-FSB-4250	25
1.4.7.40.73	C-FSB-4254	30
1.4.7.40.74	C-FSB-4255	26
1.4.7.40.75	C-FSB-4256	17
1.4.7.40.76	C-FSB-4257	28
1.4.7.40.77	C-FSB-4260	44
1.4.7.40.78	C-FSB-4263	21
1.4.7.40.79	C-FSB-4693	26
1.4.7.40.80	C-FSB-4696	31
1.4.7.40.81	C-FSB-4697	27
1.4.7.40.82	C-FSB-4699	28
1.4.7.40.83	C-FSB-4700	27
1.4.7.40.84	C-FSB-4701	27
1.4.7.40.85	C-FSB-4702-(2)	26
1.4.7.40.86	C-FSB-4703	25
1.4.7.40.87	C-FSB-4705	26
1.4.7.40.88	C-FSB-4706	27
1.4.7.40.89	C-FSB-4707	29
1.4.7.40.90	C-FSB-4708	32
1.4.7.40.91	C-FSB-4710	29
1.4.7.40.92	C-FSB-4712	28
1.4.7.40.93	C-FSD-4245	31
1.4.7.40.94	C-GHA-4424	11
1.4.7.40.95	C-GHG-4128	11
1.4.7.40.96	C-GHK-4384	12
1.4.7.40.97	C-GJT-	25
1.4.7.40.98	C-GJT-4091	15
1.4.7.40.99	C-GJT-4197	10
1.4.7.40.100	C-GJT-4331	8
1.4.7.40.101	C-GJT-4333	11
1.4.7.40.102	C-GJT-4369	17
1.4.7.40.103	C-GJT-4628	26
1.4.7.40.104	C-GJT-4630	29
1.4.7.40.105	C-GJT-4631	26
1.4.7.40.106	C-GJT-4632	32
1.4.7.40.107	C-GJT-4633	26
1.4.7.40.108	C-GJT-4634	31
1.4.7.40.109	C-GOA-4194	32
1.4.7.40.110	C-GOJ-4119	16
1.4.7.40.111	C-GOJ-4191	28
1.4.7.40.112	C-GRN-4087	8
1.4.7.40.113	C-GRN-4088	23
1.4.7.40.114	C-GRN-4089	11
1.4.7.40.115	C-GRN-4265	17
1.4.7.40.116	C-GRN-4266	5
1.4.7.40.117	C-GRN-4267	8
1.4.7.40.118	C-GRN-4268	10
1.4.7.40.119	C-GRN-4269	27
1.4.7.40.120	C-GRN-4270	16
1.4.7.40.121	C-GRN-4272	11
1.4.7.40.122	C-GRN-4273	10
1.4.7.40.123	C-GRN-4274	12
1.4.7.40.124	C-GRN-4334	27
1.4.7.40.125	C-GRN-4336	10
1.4.7.40.126	C-GRN-4337	29
1.4.7.40.127	C-GRN-4339	10
1.4.7.40.128	C-GRN-4419	14
1.4.7.40.129	C-GRN-4420	8
1.4.7.40.130	C-GRN-4769	30
1.4.7.40.131	C-GRN-4770	29
1.4.7.40.132	C-GRN-4773	31
1.4.7.40.133	C-GRN-4774	25
1.4.7.40.134	C-GTM-4514	26
1.4.7.40.135	C-GYW-4437	24
1.4.7.40.136	C-HAS-4585	26

1.4.7.40.137	C-HBB-4426	27
1.4.7.40.138	C-HFZ-4198	13
1.4.7.40.139	C-HJM-4171	25
1.4.7.40.140	C-HLW-4172	32
1.4.7.40.141	C-HLW-4490	25
1.4.7.40.142	C-HPP-4434	17
1.4.7.40.143	C-HPP-4435	28
1.4.7.40.144	C-HPR-4137	28
1.4.7.40.145	C-HRN-4134	23
1.4.7.40.146	C-IQA-4918	26
1.4.7.40.147	C-JBT-4519	27
1.4.7.40.148	C-JDW-4412	19
1.4.7.40.149	C-JHG-4113	13
1.4.7.40.150	C-JHG-4193	32
1.4.7.40.151	C-JHG-4222	27
1.4.7.40.152	C-JHG-4390	13
1.4.7.40.153	C-JHG-4391	7
1.4.7.40.154	C-JHG-4820	25
1.4.7.40.155	C-JHR-4158	29
1.4.7.40.156	C-JLB-4492	25
1.4.7.40.157	C-JLJ-4093	12
1.4.7.40.158	C-JLJ-4493	15
1.4.7.40.159	C-JPR-4219	8
1.4.7.40.160	C-JRN-4121	23
1.4.7.40.161	C-JRN-4192	29
1.4.7.40.162	C-KAM-4188	27
1.4.7.40.163	C-KBL-4525	26
1.4.7.40.164	C-KBM-4184	19
1.4.7.40.165	C-KBS-4264	22
1.4.7.40.166	C-KBW-4156	12
1.4.7.40.167	C-KCT-4379	24
1.4.7.40.168	C-KCU-4433	11
1.4.7.40.169	C-KHA-4371	12
1.4.7.40.170	C-KHA-4416	25
1.4.7.40.171	C-KHA-4432	11
1.4.7.40.172	C-KHA-4831	32
1.4.7.40.173	C-KHD-4403	19
1.4.7.40.174	C-KHG-4380	21
1.4.7.40.175	C-KHW-4483	28
1.4.7.40.176	C-KJH-4368	28
1.4.7.40.177	C-KKY-4238	20
1.4.7.40.178	C-KLE-4494	32
1.4.7.40.179	C-KLO-4389	10
1.4.7.40.180	C-KMK-4217	10
1.4.7.40.181	C-KNA-4447	14
1.4.7.40.182	C-KNB-4533	26
1.4.7.40.183	C-KNW-4580	28
1.4.7.40.184	C-KOL-4498	27
1.4.7.40.185	C-KOM-4442	24
1.4.7.40.186	c-kos-4378	26
1.4.7.40.187	C-KPA-4271	25
1.4.7.40.188	C-KPN-4526	27
1.4.7.40.189	C-KPR-4176	35
1.4.7.40.190	C-KRK-4404	14
1.4.7.40.191	C-KRL-4495(2)	24
1.4.7.40.192	C-KRL-4495	28
1.4.7.40.193	C-KRL-44953	53
1.4.7.40.194	C-KRW-4497	27
1.4.7.40.195	C-KSI-4496	25
1.4.7.40.196	C-KSK-4418	28
1.4.7.40.197	C-KSR-4199	11
1.4.7.40.198	C-KSR-4239	13
1.4.7.40.199	C-KSR4239(2)	16
1.4.7.40.200	C-KSW-4428	25
1.4.7.40.201	C-KTA-4445	31
1.4.7.40.202	C-KTL-4480	10
1.4.7.40.203	C-KTS-4595	30
1.4.7.40.204	C-KTW-4467	26
1.4.7.40.205	C-KWA-4123	16
1.4.7.40.206	C-KWN-4124	11
1.4.7.40.207	C-KWN-4204	27
1.4.7.40.208	C-LAM-4372	13
1.4.7.40.209	C-LAM-4449	10
1.4.7.40.210	C-LDR-4163	15
1.4.7.40.211	C-LEH-4161	18
1.4.7.40.212	C-LHM-4570	25
1.4.7.40.213	C-LHR-4296	13
1.4.7.40.214	C-LHR-4011	25
1.4.7.40.215	C-LHR-4013	6

1.4.7.40.216	BSC-2	17
1.4.7.40.217	C-LHR-4019	8
1.4.7.40.218	C-LHR-4020	7
1.4.7.40.219	C-LHR-4026	17
1.4.7.40.220	C-LHR-4028	4
1.4.7.40.221	C-LHR-4030	2
1.4.7.40.222	C-LHR-4033	16
1.4.7.40.223	C-LHR-4060(1)	10
1.4.7.40.224	C-LHR-4060(2)	24
1.4.7.40.225	c-lhr-4061	22
1.4.7.40.226	C-LHR-4062	11
1.4.7.40.227	C-LHR-4063	19
1.4.7.40.228	C-LHR-4064	9
1.4.7.40.229	C-LHR-4065	11
1.4.7.40.230	C-LHR-4066	23
1.4.7.40.231	C-LHR-4067	13
1.4.7.40.232	C-LHR-4068	13
1.4.7.40.233	C-LHR-4125	21
1.4.7.40.234	C-LHR-4130	14
1.4.7.40.235	C-LHR-4131	8
1.4.7.40.236	C-LHR-4132	13
1.4.7.40.237	C-LHR-4250	27
1.4.7.40.238	C-LHR-4287	21
1.4.7.40.239	C-LHR-4293	13
1.4.7.40.240	C-LHR-4294	13
1.4.7.40.241	C-LHR-4295	16
1.4.7.40.242	C-LHR-4296	13
1.4.7.40.243	C-LHR–4296	13
1.4.7.40.244	C-LHR-4297	9
1.4.7.40.245	C-LHR-4298	15
1.4.7.40.246	C-LHR-4300	21
1.4.7.40.247	C-LHR-4301	19
1.4.7.40.248	C-LHR-4302	35
1.4.7.40.249	C-LHR-4303	15
1.4.7.40.250	C-LHR-4304	11
1.4.7.40.251	C-LHR-4305	10
1.4.7.40.252	C-LHR-4306	10
1.4.7.40.253	C-LHR-4308	10
1.4.7.40.254	C-LHR-4309	10
1.4.7.40.255	C-LHR-4312	18
1.4.7.40.256	C-LHR-4314	10
1.4.7.40.257	C-LHR-4316	32
1.4.7.40.258	C-LHR-4341	15
1.4.7.40.259	C-LHR-4342(-2)	25
1.4.7.40.260	C-LHR-4342	15
1.4.7.40.261	C-LHR-4343	11
1.4.7.40.262	C-LHR-4345	9
1.4.7.40.263	C-LHR-4346	31
1.4.7.40.264	C-LHR-4347	47
1.4.7.40.265	C-LHR-4348	15
1.4.7.40.266	C-LHR-4349	10
1.4.7.40.267	C-LHR-4350	20
1.4.7.40.268	C-LHR-4351	15
1.4.7.40.269	C-LHR-4355	4
1.4.7.40.270	C-LHR-4356	4
1.4.7.40.271	C-LHR-4361	13
1.4.7.40.272	C-LHR-4362	25
1.4.7.40.273	C-LHR-4452	26
1.4.7.40.274	C-LHR-4516	10
1.4.7.40.275	C-LHR-4538	36
1.4.7.40.276	C-LHR-4539	25
1.4.7.40.277	C-LHR-4540	30
1.4.7.40.278	C-LHR-4541	31
1.4.7.40.279	C-LHR-4542	39
1.4.7.40.280	C-LHR-4544	29
1.4.7.40.281	C-LHR-4547	32
1.4.7.40.282	C-LHR-4548	28
1.4.7.40.283	C-LHR-4549	31
1.4.7.40.284	C-LHR-4551	34
1.4.7.40.285	C-LHR-4552	24
1.4.7.40.286	C-LHR-4553	30
1.4.7.40.287	C-LHR-4554	36
1.4.7.40.288	C-LHR-4558	26
1.4.7.40.289	C-LHR-4559	29
1.4.7.40.290	C-LHR-4560	57
1.4.7.40.291	C-LHR-4561	33
1.4.7.40.292	C-LHR-4562	30
1.4.7.40.293	C-LHR-4604	37
1.4.7.40.294	C-LHR-4605	27

1.4.7.40.295	C-LHR-4607	16
1.4.7.40.296	C-LHR-4611	24
1.4.7.40.297	C-LHR-4612	30
1.4.7.40.298	C-LHR-4614	29
1.4.7.40.299	C-LHR-4618	27
1.4.7.40.300	c-lhr4619	27
1.4.7.40.301	C-LHR-4620	32
1.4.7.40.302	C-LHR-4621	28
1.4.7.40.303	C-LHR-4622	34
1.4.7.40.304	C-LHR-4623	38
1.4.7.40.305	C-LHR-4624	39
1.4.7.40.306	C-LHR-4625	33
1.4.7.40.307	C-LHR-4626	27
1.4.7.40.308	C-LHR-4635	36
1.4.7.40.309	C-LHR-4637	46
1.4.7.40.310	C-LHR-4638	32
1.4.7.40.311	C-LHR-4639	32
1.4.7.40.312	C-LHR-4640	28
1.4.7.40.313	C-LHR-4641	55
1.4.7.40.314	C-LHR-4651	29
1.4.7.40.315	C-LTR-4473	10
1.4.7.40.316	C-MAQ-4919	24
1.4.7.40.317	C-MBN-4200	8
1.4.7.40.318	C-MCH-4155	25
1.4.7.40.319	C-MCK-4463	28
1.4.7.40.320	C-MDH-4572	24
1.4.7.40.321	C-MFG-4105	16
1.4.7.40.322	C-MFG-4210	9
1.4.7.40.323	C-MFG-4877	19
1.4.7.40.324	C-MGM-4122	8
1.4.7.40.325	C-MGM-4421	12
1.4.7.40.326	C-MHG-4387	11
1.4.7.40.327	C-MIA-4320	13
1.4.7.40.328	C-MIT-4565	23
1.4.7.40.329	C-MKW-4165	8
1.4.7.40.330	C-MLS-4189	15
1.4.7.40.331	C-MLT-4055	8
1.4.7.40.332	C-MLT-4056	17
1.4.7.40.333	C-MLT-4059	11
1.4.7.40.334	C-MLT-4094	15
1.4.7.40.335	C-MLT-4276	31
1.4.7.40.336	C-MLT-4277	28
1.4.7.40.337	C-MLT-4278	29
1.4.7.40.338	C-MLT-4279	26
1.4.7.40.339	C-MLT-4280	27
1.4.7.40.340	C-MLT-4281	31
1.4.7.40.341	C-MLT-4282	41
1.4.7.40.342	C-MLT-4283	27
1.4.7.40.343	C-MLT-4284	27
1.4.7.40.344	C-MLT-4327	28
1.4.7.40.345	C-MLT-4471	26
1.4.7.40.346	C-MLT-4472	26
1.4.7.40.347	C-MLT-4733	32
1.4.7.40.348	C-MLT-4736	28
1.4.7.40.349	C-MLT-4737	22
1.4.7.40.350	C-MLT-4738	26
1.4.7.40.351	C-MLT-4740	26
1.4.7.40.352	C-MON-4500	25
1.4.7.40.353	C-MRK-4527	26
1.4.7.40.354	C-MRO-4579	25
1.4.7.40.355	C-MSB-4383	39
1.4.7.40.356	C-MTH-4236	8
1.4.7.40.357	C-MUD-4451	13
1.4.7.40.358	C-NAR-4169	13
1.4.7.40.359	C-NKR-4501	29
1.4.7.40.360	C-NNS-4183	27
1.4.7.40.361	C-NOT-4502	28
1.4.7.40.362	C-NRS-4594	30
1.4.7.40.363	C-NSK-4446	14
1.4.7.40.364	C-NUR-4574	22
1.4.7.40.365	c-nvk-4468	17
1.4.7.40.366	C-OKA-4114	16
1.4.7.40.367	C-OKA-4115	12
1.4.7.40.368	C-OKA-4224	11
1.4.7.40.369	C-OKA-4225	8
1.4.7.40.370	C-OKA-4826	27
1.4.7.40.371	C-OKA-4827	27
1.4.7.40.372	C-PBN-4440	13
1.4.7.40.373	C-PKP-4211	24

1.4.7.40.374	C-PRT-4575	29
1.4.7.40.375	C-PSR-4373	17
1.4.7.40.376	C-PSR-4400	26
1.4.7.40.377	C-PTK-4151	31
1.4.7.40.378	C-PWL-4581	26
1.4.7.40.379	C-QDS-4143	16
1.4.7.40.380	C-QKW-4537	31
1.4.7.40.381	C-QPR-4431	15
1.4.7.40.382	C-RAI-4083	13
1.4.7.40.383	C-RBW-4149	13
1.4.7.40.384	C-RIA-4399	10
1.4.7.40.385	C-RJH-4180	25
1.4.7.40.386	C-RJP-4220	24
1.4.7.40.387	C-RNK-4170	30
1.4.7.40.388	C-ROR-4482	29
1.4.7.40.389	C-RSG-4226	23
1.4.7.40.390	C-RWB-4149	27
1.4.7.40.391	C-RYK-4212	23
1.4.7.40.392	C-RYK-4235	16
1.4.7.40.393	C-RYK-4821	30
1.4.7.40.394	C-SAH-4076	8
1.4.7.40.395	C-SAH-4504	26
1.4.7.40.396	C-SBQ-8248	25
1.4.7.40.397	C-SCS-4469	16
1.4.7.40.398	C-SDK-4417	26
1.4.7.40.399	C-SDL-4505	29
1.4.7.40.400	C-SDW-4578	25
1.4.7.40.401	C-SFB-4443	11
1.4.7.40.402	c-shg-4168	27
1.4.7.40.403	C-SHJ-4166	25
1.4.7.40.404	C-SHK-4085	14
1.4.7.40.405	C-SHK-4241	26
1.4.7.40.406	C-SHK-4242	26
1.4.7.40.407	C-SHK-4385	26
1.4.7.40.408	C-SHK-4464	30
1.4.7.40.409	C-SHK-4916	28
1.4.7.40.410	C-SHT-4148	29
1.4.7.40.411	C-SHT-4394	26
1.4.7.40.412	C-SHW-4413	17
1.4.7.40.413	C-SIN-4597	31
1.4.7.40.414	C-SIW-4567	25
1.4.7.40.415	C-SJA-4518	27
1.4.7.40.416	C-SJP-4513	26
1.4.7.40.417	C-SJW-4568	30
1.4.7.40.418	C-SKF-4576	27
1.4.7.40.419	C-SLK-4080	8
1.4.7.40.420	C-SLK-4081	20
1.4.7.40.421	C-SLK-4082	11
1.4.7.40.422	C-SLK-4203	24
1.4.7.40.423	C-SLK-4321	38
1.4.7.40.424	C-SLK-4323	29
1.4.7.40.425	C-SLK-4324	25
1.4.7.40.426	C-SLK-4358	4
1.4.7.40.427	C-SLK-4359	20
1.4.7.40.428	C-SLK-4402	10
1.4.7.40.429	C-SLR-4441	10
1.4.7.40.430	C-SMB-4084	13
1.4.7.40.431	C-SMB-4352	31
1.4.7.40.432	C-SMR-4503	29
1.4.7.40.433	C-SMS-4528	26
1.4.7.40.434	C-SNH-4182	12
1.4.7.40.435	C-SQD-4237	11
1.4.7.40.436	C-SRG-4116	12
1.4.7.40.437	C-SRG-4117	16
1.4.7.40.438	C-SRG-4195	32
1.4.7.40.439	C-SRG-4226-2	23
1.4.7.40.440	C-SRG-4226	11
1.4.7.40.441	C-SRG-4227	16
1.4.7.40.442	C-SRG-4228(-2)	25
1.4.7.40.443	C-SRG-4228	16
1.4.7.40.444	C-SRG-4229	9
1.4.7.40.445	C-SRG-4285	10
1.4.7.40.446	C-SRG-4367	27
1.4.7.40.447	C-SRG-4393	17
1.4.7.40.448	C-SRJ-4602	19
1.4.7.40.449	C-SUH-4507	26
1.4.7.40.450	C-SWL-4077	15
1.4.7.40.451	C-SWL-4201	14
1.4.7.40.452	C-SWL4376	15

1.4.7.40.453	C-SYN-4448	12
1.4.7.40.454	C-SYW-4584	25
1.4.7.40.455	C-SZL-4512	27
1.4.7.40.456	C-TMD-4522	26
1.4.7.40.457	C-TNS-4139	15
1.4.7.40.458	C-TSW-4566	30
1.4.7.40.459	C-TTS-4111	10
1.4.7.40.460	C-TTS-4395	23
1.4.7.40.461	C-TWA-4140	20
1.4.7.40.462	C-UGK-4185	11
1.4.7.40.463	C-UHS-4523	27
1.4.7.40.464	C-VHR-4214	25
1.4.7.40.465	C-VKT-4508	54
1.4.7.40.466	C-VLC-4509	26
1.4.7.40.467	C-WRD-4042	8
1.4.7.40.468	C-WRD-4215	12
1.4.7.40.469	C-WRD-4374	15
1.4.7.40.470	C-WRD-4450	14
1.4.7.40.471	C-YZM-4470	23
1.4.7.40.472	C-ZRP-4517	26
1.4.7.40.473	MOHSIN	1
1.4.7.40.474	N-ABD-8043	10
1.4.7.40.475	N-ABD-8168	20
1.4.7.40.476	N-ABD-8169	13
1.4.7.40.477	N-ABD-8185	22
1.4.7.40.478	N-ABD-8191	16
1.4.7.40.479	N-ABD-8339	26
1.4.7.40.480	N-ABD-8340	21
1.4.7.40.481	N-AKT-8219	17
1.4.7.40.482	N-ATK-8099	19
1.4.7.40.483	N-BAK-8226	24
1.4.7.40.484	N-BDT-8147	13
1.4.7.40.485	N-BFA-8254	19
1.4.7.40.486	N-BKH-8190	13
1.4.7.40.487	N-BLC-8297	21
1.4.7.40.488	N-BLK-8220	13
1.4.7.40.489	N-BNU-8065	13
1.4.7.40.490	N-BNU-8065.tif	13
1.4.7.40.491	N-BNU-8068	13
1.4.7.40.492	N-BNU-8175	25
1.4.7.40.493	N-BRN-8224	21
1.4.7.40.494	N-BRN-8254	21
1.4.7.40.495	N-BTB-8257	24
1.4.7.40.496	N-CHL-8100	12
1.4.7.40.497	N-CHL-8171	12
1.4.7.40.498	N-CHL-8172	10
1.4.7.40.499	N-CHR-8149	17
1.4.7.40.500	n-csd-8101	13
1.4.7.40.501	N-CSD-8228	17
1.4.7.40.502	N-CSD8176	13
1.4.7.40.503	N-DDM-8256	20
1.4.7.40.504	N-DGR-8229	20
1.4.7.40.505	N-DIK-8074	11
1.4.7.40.506	N-DIK-8177	14
1.4.7.40.507	n-dik-8178	15
1.4.7.40.508	N-DIN-8075	10
1.4.7.40.509	N-DNA-8088	18
1.4.7.40.510	N-DNA-8210	13
1.4.7.40.511	N-DSR-8150	16
1.4.7.40.512	N-GGH-8285	17
1.4.7.40.513	N-GJK-8140	26
1.4.7.40.514	N-GJN-8110	41
1.4.7.40.515	N-GZI-8282	24
1.4.7.40.516	N-HAR-8089	22
1.4.7.40.517	N-HAR-8142	22
1.4.7.40.518	N-HAV-8056	14
1.4.7.40.519	N-HGU-8122	23
1.4.7.40.520	N-HTY-8243	20
1.4.7.40.521	N-ISB-2001	9
1.4.7.40.522	N-ISB-4264	30
1.4.7.40.523	N-ISB-8005	16
1.4.7.40.524	N-ISB-8012	13
1.4.7.40.525	N-ISB-8013	12
1.4.7.40.526	n-isb-8014	5
1.4.7.40.527	N-ISB-8016	19
1.4.7.40.528	N-ISB-8019	10
1.4.7.40.529	N-ISB-8032	9
1.4.7.40.530	N-ISB-8032.tif	9
1.4.7.40.531	N-ISB-8034	12

1.4.7.40.532	N-ISB-8035	15
1.4.7.40.533	N-ISB-8035.tif	16
1.4.7.40.534	N-ISB-8036	13
1.4.7.40.535	N-ISB-8036.tif	13
1.4.7.40.536	N-ISB-8038	10
1.4.7.40.537	N-ISB-8039	9
1.4.7.40.538	N-ISB-8041	15
1.4.7.40.539	N-ISB-8042	10
1.4.7.40.540	N-ISB-8067	11
1.4.7.40.541	N-ISB-8077	14
1.4.7.40.542	N-ISB-8078	16
1.4.7.40.543	N-ISB-8078.tif	15
1.4.7.40.544	N-ISB-8079	10
1.4.7.40.545	N-ISB-8082	11
1.4.7.40.546	N-ISB-8082.tif	11
1.4.7.40.547	N-ISB-8085	13
1.4.7.40.548	N-ISB-8093	12
1.4.7.40.549	N-ISB-8119	17
1.4.7.40.550	N-ISB-8123	25
1.4.7.40.551	N-ISB-8125	40
1.4.7.40.552	N-ISB-8126	12
1.4.7.40.553	N-ISB-8127	17
1.4.7.40.554	N-ISB-8128	26
1.4.7.40.555	N-ISB-8129	13
1.4.7.40.556	N-ISB-8130	11
1.4.7.40.557	N-ISB-8131	14
1.4.7.40.558	N-ISB-8132	11
1.4.7.40.559	N-ISB-8133	12
1.4.7.40.560	N-ISB-8134	8
1.4.7.40.561	N-ISB-8138	20
1.4.7.40.562	N-ISB-8141	48
1.4.7.40.563	N-ISB-8146	14
1.4.7.40.564	N-ISB-8162	15
1.4.7.40.565	n-isb-8164	16
1.4.7.40.566	N-ISB-8165	19
1.4.7.40.567	N-ISB-8166	31
1.4.7.40.568	N-ISB-8167	27
1.4.7.40.569	N-ISB-8170	14
1.4.7.40.570	N-ISB-8186	15
1.4.7.40.571	N-ISB-8193	32
1.4.7.40.572	N-ISB-8194	28
1.4.7.40.573	N-ISB-8218	13
1.4.7.40.574	N-ISB-8264	28
1.4.7.40.575	N-ISB-8265	35
1.4.7.40.576	N-ISB-8266	25
1.4.7.40.577	N-ISB-8267	31
1.4.7.40.578	N-ISB-8269	19
1.4.7.40.579	N-ISB-8270	27
1.4.7.40.580	N-ISB-8276	22
1.4.7.40.581	N-ISB-8277	34
1.4.7.40.582	N-ISB-8287	23
1.4.7.40.583	N-ISB-8288	31
1.4.7.40.584	N-ISB-8289	27
1.4.7.40.585	N-ISB-8300	21
1.4.7.40.586	N-ISB-8302	22
1.4.7.40.587	N-ISB-8304	31
1.4.7.40.588	N-ISB-8306	23
1.4.7.40.589	N-ISB-8309	26
1.4.7.40.590	N-ISB-8314	20
1.4.7.40.591	N-ISB-8332	26
1.4.7.40.592	N-ISB-8334	31
1.4.7.40.593	N-JHL-8102	15
1.4.7.40.594	N-JHL-8152	17
1.4.7.40.595	N-JLL-8230	23
1.4.7.40.596	N-JND-8278	21
1.4.7.40.597	N-KAK-8151	29
1.4.7.40.598	N-KAL-8057	7
1.4.7.40.599	N-KAT-8225	30
1.4.7.40.600	N-KHI-8083	15
1.4.7.40.601	N-KHT-8103	35
1.4.7.40.602	N-KHT-8179	20
1.4.7.40.603	N-KKH-8098	14
1.4.7.40.604	N-KLG-8231	23
1.4.7.40.605	N-KLS-8183	13
1.4.7.40.606	N-KMA-8217	16
1.4.7.40.607	N-KWK-8232	17
1.4.7.40.608	N-LKM-8109	16
1.4.7.40.609	N-LOR-8153	17
1.4.7.40.610	N-LRN-8058	10

1.4.7.40.611	N-lm-8058.tif	11
1.4.7.40.612	N-MDN-8072	13
1.4.7.40.613	N-MDN-8111	12
1.4.7.40.614	n-mdn-8112	18
1.4.7.40.615	N-MDN-8113	16
1.4.7.40.616	N-MDN-8237	18
1.4.7.40.617	N-MDN-8239	23
1.4.7.40.618	N-MDN-8405	26
1.4.7.40.619	N-MIA-8050	14
1.4.7.40.620	N-MIG-8420	26
1.4.7.40.621	N-MIR-8291	18
1.4.7.40.622	N-MIR-8292	20
1.4.7.40.623	N-MLR-8236	27
1.4.7.40.624	n-mni-8096	13
1.4.7.40.625	N-MNI-8284	17
1.4.7.40.626	N-MSK-8238	19
1.4.7.40.627	n-msr-8092	21
1.4.7.40.628	N-MSR-8097	13
1.4.7.40.629	N-MUR-8118	18
1.4.7.40.630	N-NGM-8240	26
1.4.7.40.631	N-NOW-8069	13
1.4.7.40.632	N-NOW-8180	12
1.4.7.40.633	N-NOW-8181	15
1.4.7.40.634	N-OGB-8159	17
1.4.7.40.635	N-PDN-8121	14
1.4.7.40.636	N-PES-8114	14
1.4.7.40.637	N-PES-8116	13
1.4.7.40.638	N-PIB-8107(old)	17
1.4.7.40.639	N-PIB-8107	20
1.4.7.40.640	N-PIR-8244	18
1.4.7.40.641	N-PLI-8242	39
1.4.7.40.642	N-PSH-4387	27
1.4.7.40.643	N-PSH-8027	7
1.4.7.40.644	N-PSH-8031	8
1.4.7.40.645	N-PSH-8065	11
1.4.7.40.646	N-PSH-8066	13
1.4.7.40.647	N-PSH-8115	16
1.4.7.40.648	N-PSH-8117	15
1.4.7.40.649	N-PSH-8136	18
1.4.7.40.650	N-PSH-8137	16
1.4.7.40.651	N-PSH-8200	17
1.4.7.40.652	N-PSH-8201	13
1.4.7.40.653	N-PSH-8206	14
1.4.7.40.654	N-PSH-8207	19
1.4.7.40.655	N-PSH-8227	19
1.4.7.40.656	N-PSH-8233	18
1.4.7.40.657	N-PSH-8241	19
1.4.7.40.658	N-PSH-8245	27
1.4.7.40.659	N-PSH-8345	21
1.4.7.40.660	N-PSH-8346	29
1.4.7.40.661	N-PSH-8347	28
1.4.7.40.662	N-PSH-8350	21
1.4.7.40.663	N-PUB-8212	14
1.4.7.40.664	N-RCS-8037	10
1.4.7.40.665	N-RKT-8294	14
1.4.7.40.666	N-RMB-8221	22
1.4.7.40.667	N-RST-8246	16
1.4.7.40.668	N-SAI-8247	18
1.4.7.40.669	N-SAK-8290	18
1.4.7.40.670	N-SBQ-8248	22
1.4.7.40.671	N-SEG-8144	14
1.4.7.40.672	N-SRM-8061	10
1.4.7.40.673	N-srm-8061.tif	10
1.4.7.40.674	N-STN-8040	9
1.4.7.40.675	N-STN-8040.tif	9
1.4.7.40.676	N-SWB-8105	13
1.4.7.40.677	N-SWT-8080	10
1.4.7.40.678	N-SWT-8080.tif	10
1.4.7.40.679	N-SWT-8106	13
1.4.7.40.680	N-SWT-8182	27
1.4.7.40.681	N-SZG-8249	20
1.4.7.40.682	N-TAX-8055	16
1.4.7.40.683	N-TAX-8090	16
1.4.7.40.684	N-TAX-8174	14
1.4.7.40.685	N-TGI-8250	23
1.4.7.40.686	N-THN-8251	24
1.4.7.40.687	N-TMG-8108	12
1.4.7.40.688	N-TNK-8158	32
1.4.7.40.689	n-toi-8091	15

1.4.7.40.690	N-TOT-8259	25
1.4.7.40.691	N-TRM-8216	16
1.4.7.40.692	N-UZI-8252	27
1.4.7.40.693	N-WAH-8143	15
1.4.7.40.694	N-WHA-8184	14
1.4.7.40.695	N-ZAD-8286	22
1.4.7.40.696	S-BNH-0135	26
1.4.7.40.697	S-DDU-0111	26
1.4.7.40.698	S-DFN-0087	13
1.4.7.40.699	S-DGT-0347	20
1.4.7.40.700	S-DJE-0059	19
1.4.7.40.701	S-DRI-0193	20
1.4.7.40.702	S-GOL-0197	34
1.4.7.40.703	S-GRD-0062	8
1.4.7.40.704	S-GWD-0326	8
1.4.7.40.705	S-HDD-0074	12
1.4.7.40.706	S-HLA-0144	30
1.4.7.40.707	S-HYD-0093	30
1.4.7.40.708	S-HYD-0182	7
1.4.7.40.709	S-HYD-0183	7
1.4.7.40.710	S-HYD-0188	9
1.4.7.40.711	S-HYD-0189	17
1.4.7.40.712	S-HYD-0190	32
1.4.7.40.713	S-HYD-0312	7
1.4.7.40.714	S-JCB-0105	17
1.4.7.40.715	S-JCB-0331	16
1.4.7.40.716	S-JHO-0257	21
1.4.7.40.717	S-KAH-0255	35
1.4.7.40.718	S-KDI-0270	19
1.4.7.40.719	S-KHI-0004	11
1.4.7.40.720	S-KHI-0008	2
1.4.7.40.721	S-KHI-0014	17
1.4.7.40.722	S-KHI-0019	5
1.4.7.40.723	S-KHI-0021	7
1.4.7.40.724	S-KHI-0023	2
1.4.7.40.725	S-KHI-0026	6
1.4.7.40.726	S-KHI-00301	32
1.4.7.40.727	S-KHI-0038	11
1.4.7.40.728	S-KHI-0039	3
1.4.7.40.729	S-KHI-0044	8
1.4.7.40.730	S-KHI-0049	7
1.4.7.40.731	S-KHI-0051	16
1.4.7.40.732	S-KHI-0056	19
1.4.7.40.733	S-KHI-0058	8
1.4.7.40.734	S-KHI-0061	8
1.4.7.40.735	S-KHI-0063	24
1.4.7.40.736	S-KHI-0065	14
1.4.7.40.737	S-KHI-0066	23
1.4.7.40.738	S-KHI-0072	11
1.4.7.40.739	S-KHI-0075	8
1.4.7.40.740	S-KHI-0076	18
1.4.7.40.741	S-KHI-0077	21
1.4.7.40.742	S-KHI-0078	12
1.4.7.40.743	S-KHI-0079	19
1.4.7.40.744	S-KHI-0081	21
1.4.7.40.745	S-KHI-0082	15
1.4.7.40.746	S-KHI-0083(B)	14
1.4.7.40.747	S-KHI-0083	8
1.4.7.40.748	S-KHI-0083a	15
1.4.7.40.749	S-KHI-0084	27
1.4.7.40.750	S-KHI-0085	16
1.4.7.40.751	S-KHI-0088	15
1.4.7.40.752	S-KHI-0114	6
1.4.7.40.753	S-KHI-0128	15
1.4.7.40.754	S-KHI-0129	24
1.4.7.40.755	S-KHI-0130	11
1.4.7.40.756	S-KHI-0132	21
1.4.7.40.757	S-KHI-0134	30
1.4.7.40.758	S-KHI-0209	21
1.4.7.40.759	S-KHI-0212	8
1.4.7.40.760	S-KHI-0219	20
1.4.7.40.761	S-KHI-0220	32
1.4.7.40.762	S-KHI-0225	39
1.4.7.40.763	S-KHI-0226	26
1.4.7.40.764	S-KHI-0227	24
1.4.7.40.765	S-KHI-0231	53
1.4.7.40.766	S-KHI-0232	18
1.4.7.40.767	S-KHI-0233	12
1.4.7.40.768	S-KHI-0240	18

1.4.7.40.769	S-KHI-0242	20
1.4.7.40.770	S-KHI-0243	33
1.4.7.40.771	S-KHI-0249	40
1.4.7.40.772	S-KHI-0272	19
1.4.7.40.773	S-KHI-0276	19
1.4.7.40.774	S-KHI-0279	25
1.4.7.40.775	S-KHI-0292	8
1.4.7.40.776	S-KHI-0302	21
1.4.7.40.777	S-KHI-0303	26
1.4.7.40.778	S-KHI-0305	21
1.4.7.40.779	S-KHI-0306	27
1.4.7.40.780	S-KHI-0307	26
1.4.7.40.781	S-KHI-0308	20
1.4.7.40.782	S-KHI-0318	25
1.4.7.40.783	S-KHI-0327	11
1.4.7.40.784	S-KHI-0328	16
1.4.7.40.785	S-KHI-OO80	12
1.4.7.40.786	S-KMB-0151	28
1.4.7.40.787	S-KRP-0112	20
1.4.7.40.788	S-KTR-0139	14
1.4.7.40.789	S-LKH-0340	20
1.4.7.40.790	S-LRK-0107	17
1.4.7.40.791	S-LRK-0108	17
1.4.7.40.792	S-LRK-0164	20
1.4.7.40.793	S-MHI-0259	15
1.4.7.40.794	S-MPS-0096	14
1.4.7.40.795	S-MRI-0254	16
1.4.7.40.796	S-MTI-0157	12
1.4.7.40.797	S-NFZ-0321	21
1.4.7.40.798	S-NOR-0158	23
1.4.7.40.799	S-NOR-0348	19
1.4.7.40.800	S-NOR-0349	19
1.4.7.40.801	S-NWB-0098	27
1.4.7.40.802	S-PIH-0351	16
1.4.7.40.803	S-PNQ-0155	22
1.4.7.40.804	S-QTA-0126	13
1.4.7.40.805	S-QTA-0170	11
1.4.7.40.806	S-QTA-0171	14
1.4.7.40.807	S-QTA-0173	15
1.4.7.40.808	S-QTA-0174	10
1.4.7.40.809	S-RTD-0150	22
1.4.7.40.810	S-SBI-0153 001	16
1.4.7.40.811	S-SDD-0149	21
1.4.7.40.812	S-SHA-0068	10
1.4.7.40.813	S-SJL-0264	15
1.4.7.40.814	S-SKP-0110	19
1.4.7.40.815	S-SRD-0337	30
1.4.7.40.816	S-STB-0336	17
1.4.7.40.817	S-SUK-0102	20
1.4.7.40.818	S-SUK-0313	19
1.4.7.40.819	S-SUK-0314	31
1.4.7.40.820	S-SUK-0329	20
1.4.7.40.821	S-SUK-0330	17
1.4.7.40.822	S-SWT–4243	9
1.4.7.40.823	S-SYD-0191	19
1.4.7.40.824	S-TAM-0275	20
1.4.7.40.825	S-TBT-0252	14
1.4.7.40.826	S-TDA-0101	13
1.4.7.40.827	S-TDJ-0338	19
1.4.7.40.828	S-TDM-0168	13
1.4.7.40.829	S-THT-0094	15
1.4.7.40.830	S-TLR-0175	15
1.4.7.40.831	S-TMK-0143	21
1.4.7.40.832	S-TRI-0195	20
1.4.7.40.833	S-URT-0165	12
1.4.7.41	shared BTS sites Paktel Pakcom	14
1.4.7.42	Shared sites Paktel Telecard	10
1.4.7.43	Summary Sharing Data	19
1.5.80	Salary-Consultants	14
1.5.81	Salary List with grades	22
1.9.28	Jessica Brion vs Paktel, MIC SA, F. Brion and X. Rocoplan lawsuit - Preliminary analysis from Aqlaal law firm	2
1.9.32	Ltr Paktel to Alan Dick_Jan 12 2007	6
1.9.33	Documents relating to the Packom lawsuit before the Lahore High court December 2005	76
	Termination Release and Settlement Agreement dated March 20 2006 between, among others, Comvik International B.V., Total
1.9.34	Telecom (Private) Ltd and MIC SA	14
	High Court Proceedings (Paktel Limited & Pakcom Limited): (i) Order of High Court dated January 17, 2005; (ii) Application for
1.9.35	stay of proceedings and reference of matter of arbitration; (iii) Reply for stay/arbitration application.	54
1.9.36	Letter regarding the Settlement of Dispute between MIC S.A. and Arfeen International (Private) Limited dated April 8, 2006	1

	Fax correspondence from & Overy to the ICC International Court of Arbitration regarding the Request for Arbitration between MIC
1.9.37	S.A. and Arfeen dated April 10, 2006	3
	Fax correspondence from the ICC International Court of Arbitration to Allen & Overy regarding the suspension of arbitration until
1.9.38	April 20, 2006, dated April 11, 2006	3
1.9.39	Palmet claim sent to Lazard_Jan 10 2006	1
1.9.40	Aircom ltr Dec 5 2006 to MICSA	2
1.9.41	Ltr HPLA to CM counsel_Jan 16 2007	6
1.9.42	Summons to MIC SA in J Brion v Paktel suit	2
1.9.43	Original order 28.12.2006	1
1.9.44	HPLA analysis Pakcom v Paktel suit_Jan 16 2007	6
1.9.45	Pakcom v Paktel 28.12.06 civil suit order_facsimile	1
6.18	shared RBS sites with Bill PakTel & Pakcom only	14
6.19	Sharing Data with Telenor	19

EXHIBIT A.3

List of Documents given to CMCC on January 18-19, 2007

1.                          January 17, 2007 correspondence between Paktel CTO and Pakcom CTO re: final Pakcom/Paktel split proposal.

2.                          Agreement for financing between Bank of Khyber and Paktel Limited dated January 29 2006 for a loan facility of PKR 90,000,000.

3.                          Agreement for financing between Bank of Khyber and Paktel Limited for a loan facility of PKR 60,000,000.

4.                          Order issued by the Azad Jammu and Kashmir Council, Department of Excise and Sales Tax, dated 20 December 2006, received by Paktel Limited on 15 January 2007.

5.                          Documents related to proof of Paktel shares being registered with the State Bank of Pakistan and related email from Aslam Minhas, Company Secretary, Paktel Limited.

6.                          Documents related to the civil suit for permanent injunction before the civil judgment, Islambad entitled: Pakcom Limited vs. Paktel Limited & 2 Others and related email correspondence between Sikandar Bahir Mohmand, Advocate HighCourt, Hafeez Pirzada Law Associates and Kairas Kabraji, Kabraji & Talibuddin.

7.                          Frame Supply Agreement between Paktel Limited and ATIS Systems GmbH dated June 2006 and invoice dated 9 January 2007 in the amount of 973,225.50 Euros related to the Frame Supply Agreement.

8.                          ABN AMRO documents:

(i)                       IFC invoices dated 10 October 2006 and 8 January 2007

(ii)                    ABN AMRO letter dated 19 October 2006

(iii)                 ABN AMRO invoice n 2007/190

9.                          MIC Shareholders loan and other amounts owed to MIC: Excel spreadsheet prepared by Paktel on 19 January 2007

10.                    Alcatel Lucent – Default of payment under the bridge facility - updated status letter, dated 17 January 2007

11.                    Alcatel Lucent - Default of payment under the Frame Commissioning Agreement – updated status letter, dated 17 January 2007

12.                    ZTE Outstanding amount confirmation (phase 4) letter dated 16 January 2007

13.                    Paktel email from ZTE to Paktel treasurer with attached Word document, ZTE letter dated 17 January 2007 answering Paktel inquiry on accrued interest and any charges relating to Phase 4

14.       ZTE Outstanding amount Confirmation for phase 3 letter dated 19 January 2007

15.                    AlliedBank – Oustanding Obligation with AlliedBank letter, fax No. 021-5655904 dated 16 January 2007

16.                    IFC Paktel Limited Audit Confirmation dated January 17 2007

17.                    The bank of Khyber, Outstanding position of running finance facility of Rs. 150 million A/C Paktel letter dated 17 January 2007

18.                    National Bank of Pakistan, Status of outstanding dues letter dated 17 January 2007

19.                    United Bank Limited, Payment of principal and mark-up against NICF1 and NICF2 facility letter dated 17 January 2007

20.                    United Bank Limited, Outstanding Payment of principal and mark-up against Term Loan (Paktel’s 657 Project Phase 1), dated January 17, 2007

21.                    Email from Paktel CFO with the detail of the $22 million fixed assets movement in December 2006 and the attached supporting documents:

(i)                       ZTE Purchase order No PPC-011063

(ii)                    ZTE Purchase order No PPC-011223

(iii)                 ZTE Purchase order No PPC-12036

(iv)                ZTE Purchase order No PPC-012132

(v)                   ZTE Purchase order No PPC-10555

EXHIBIT B

DISCLOSURE SCHEDULE

7

DISCLOSURE SCHEDULE
January 21, 2007

The Seller’s Warranties are qualified by the disclosures contained or referred to in this Disclosure Schedule and the other Disclosure Documents and the Seller shall not be in breach of any of the Seller’s Warranties in respect of the matters fairly disclosed in the Disclosure Documents.

Where brief particulars of a matter are set out or referred to in this Disclosure Schedule, or a document is referred to but not attached, or a reference is made to a particular part only of such a document, full particulars of the matter and full contents of the document are deemed to be disclosed as if set out in full in this Disclosure Schedule.

The disclosure of any matter or document shall not imply any representation, warranty or undertaking not expressly given in the Agreement nor shall such disclosure be taken as extending the scope of any of the Seller’s Warranties.

Terms defined in the Agreement shall have the same meanings in this Disclosure Schedule, unless the context otherwise requires. If an inconsistency exists between the Agreement and this Disclosure Schedule, this Disclosure Schedule prevails.

General Disclosure

This Disclosure Schedule is deemed to include by reference all matters which are contained or referred to in the documents listed in the Appendix to this Disclosure Schedule which comprise all those documents provided in the Data Room.

The above disclosure is made generally for the purposes of Clause 7 and Schedule 6 of the Agreement, but subject to Part 20 of Schedule 6.

Specific Disclosures

The following specific disclosures are made in relation to the Agreement. For convenience, each matter disclosed is listed against the paragraph number of the Seller’s Warranty given in Schedule 6 to the Agreement to which the disclosure is most likely to relate but a disclosure applies to all of the Seller’s Warranties to which it is or may be appropriate and a disclosure is not limited in any way to the specific warranty to which it refers below. A reference in a particular warranty to “except as disclosed in Part [•] of the Disclosure Schedule” shall not limit the general disclosure of the Disclosure Documents against the Seller’s Warranties.

Seller’s Warranty	Disclosure
1.3. Corporate Information

To the knowledge of the Seller, all the Shares have been registered with the State Bank of Pakistan as fully repatriable investment. The Seller has proof of registration for 2,285,744 Shares and proof of such registration has been provided in the Data Room. However, for the remaining 824,256 Shares, the Seller is unable to locate the copy of approval letters from the State Bank of Pakistan. Correspondence from the Seller’s files which relates to applications to get the approval for the Shares have been provided to the Purchaser in the Data Room. The Seller is following up with its auditors and Citibank to get proof of the repatriation approvals for the 824,256 Shares.

1

Seller’s Warranty	Disclosure
6. Consents and Approvals

The following documents contain change of control provisions and hence require consents:

(i)      License No. CMT-03/LL&M/PTA/2004 dated October 23, 2004 - Mobile Cellular License Issued under Section 21 of the Pakistan Telecommunication (Re-Organization) Act, 1996 (Requires consent from the PTA);

(ii) License No. DIR(L)/CVAS-161/PTA/2006 dated September 9, 2006 — License to Establish, Maintain and Operate Data Class Value Added Services in Pakistan (Requires consent from the PTA);

(iii)    Syndicated Mark-Up Finance Agreement between Paktel Limited, United Bank Limited and National Bank of Pakistan dated March 16, 2004 (Requires consent from United Bank Limited and National Bank of Pakistan);

(iv)    Syndicated Mark-Up Finance Agreement between Paktel Limited, United Bank Limited, Askari Commercial Bank Limited and Union Bank Limited dated November 7, 2003 (Requires consent from Askari Commercial Bank, Union Bank Limited and United Bank Limited);

(v) Agreement for Financing for Short/Medium/Long Term on Mark up Basis between Paktel Limited and Allied Bank Limited dated October 27, 2006 (SBLC No.1) (Requires consent from Allied Bank Limited);

(vi)    Agreement for Financing for Short/Medium/Long Term on Mark up Basis between Paktel Limited and Allied Bank Limited dated October 27, 2006 (SBLC No.2) (Requires consent from Allied Bank Limited); and

(vii) Bridge Vendor Facility between Paktel Limited and Alcatel CIT dated December 2, 2005 (Requires consent from Alcatel CIT).

7.2. Financial Statements	The Interim Financial Statements do not include the full notes and relevant disclosures to the accounts as are provided in the audited Financial Statements.

8. Conduct in the Ordinary Course	(i) See the disclosure for Seller’s Warranty 4.1 above.
(ii) Since 13 November 2006 the Company has received very limited funding from its parent and has not been operating in the ordinary course of business; and

(iii)      The Company has been experiencing since its launch pollution on its EGSM 900 spectrum in the South and the Central Regions of Pakistan due to, amongst other reasons, cross-border interferences from India, the use of jamming devices and transient interferences attributed to the Pakistani armed forces. The Company has been trying to resolve such spectrum interference issues in cooperation with the PTA and has obtained the temporary use of an alternate 1800 MHz spectrum.

3

Seller’s Warranty	Disclosure
9. Compliance with Law

(i)      The Company is in default of License No. CMT-03/LL&M/PTA/2004 dated October 23, 2004 in its section 4.1.1.1. The Company has not paid the fourth instalment of the Initial License Fee in the amount of US$29.1 million. On December 4, 2006, the Company received a show cause notice from the PTA. At the request of the Company, the PTA has extended until January 31, 2007 the Company’s time to pay the overdue amount of $29.1 million and the late interest accruing thereon at 2% per month since the end of October 2006.

(ii)     The Company has not paid Taxes since and including October 2006. The total amount of such unpaid taxes is estimated to be approximately US$6,325,000, which amount is comprised of (i) tax liabilities through November 30, 2006, which are reflected as fully accrued liabilities in the Interim Financial Statements, and (ii) the estimated amount of tax liability pertaining to the month of December 2006. See disclosures against Seller’s Warranty 15 which lists all Tax litigation.

(iii)    The Company received an Order relating to certain alleged unpaid Taxes issued by the Azad Jammu  and Kashmir Council, Department of Excise and Sales Tax, dated 20 December 2006. This Order was received by the Company on 15 January 2007.

10.1. Real Property	(i) See attached lists related to owned and leased real property.

(ii)     The Data Room includes all the financing agreements. Several financing agreements are guaranteed with a general pledge over all the assets of the Company, including owned real property. The attached list sets forth the list of financing agreements guaranteed by a general pledge.

10.2. Real Property

Due to cash flow concerns, the Company has decided to renegotiate payment terms for certain leased sites in order to get improved rental payment terms. The renegotiation process is ongoing and there is a risk is that some landlords may not agree to renegotiate the financial terms of their leases. In that case, the Company may have to continue to pay the rental amount as provided under the current lease agreements or in case of non-payment may lose the use of the concerned property.

10.3. Real Property	See attached lists for Shared Properties.

4

Seller’s Warranty	Disclosure
11.1. Employee Benefit Plans	List of HR Policies and Benefits
1. Employee Grievances
2. Employee Cellular Phone Policy
3. Employee Club Policy
4. Employee Referral Policy
5. Free SIMs on Special Package
6. Fuel Entitlement Changes
7. IT Security Policy
8. Lap Top Policy
9. Medical Check up policy
10. Hajj Fund Policy
11. Training Policy
12. Performance Management System
13. Company Vehicle Purchase Policy
14. Annual Leave, Encashment and LFA Policy
15. Car Allowance Scheme
16. Casual Leave Policy
17. Code of Ethics
18. Education Assistance Policy
19. Employee Handset Claim Policy
20. Fuel and Maintenance Policy
21. Gratuity Policy
22. Group Hospitalization Insurance Policy
23. Group Life Insurance
24. Hours of Work Policy
25. Internship Policy
26. Managing Ongoing Performance Policy
27. Powerful Thinking Concepts Award Policy
28. Provident Fund Policy
29. Recruitment Policy
30. Relocation Policy
31. Retirement Policy
32. Sick Leave Policy
33. Special Leave Policy
34. Travel Policy
35. Working Late Policy
36. Whistleblower Policy

13. Taxes	(i) The Company has not paid Taxes since and including October 2006. Please refer to the more detailed information provided in the disclosure against Seller’s Warranty 9(ii) above.

(ii)     The Company received an Order relating to certain alleged unpaid Taxes issued by the Azad Jammu and Kashmir Council, Department of Excise and Sales Tax dated 20 December 2006. This Order was received by the Company on 15 January 2007.

(iii) Also see disclosures against Seller’s Warranty 15 which lists all tax litigation.

5

Seller’s Warranty	Disclosure
13.1. Taxes

The Company has not paid Taxes since and including October 2006. Please refer to the more detailed information provided in the disclosure against Seller’s Warranty 9(ii) above. In addition, the Company has historically not paid Taxes in a timely manner. However, to the knowledge of the Seller, any penalties for late filings for Taxes prior to October 2006 have been paid.

14.1 Material Contracts	See attached list of Material Contracts.

14.3. Material Contracts

The Company is in default under a number of Material Contracts as a result of (a) its non-payment of the fourth instalment of the license fees set forth in the Mobile Cellular License (see disclosure against Seller’s Warranty 9(i) above), (b) the deferred payment or non-payment of a number of its suppliers and (c) its current financial and operational status (see disclosure against Seller’s Warranty 4.1 above). Those defaulted Material Contracts are set forth in the attached list.

15. Litigation

(i)      See attached list which set forth (i) all material non-tax litigation to which the Company is a party and (ii) all material tax litigation to which the Company is a party.

(ii)     Ms. Jessica Rainbird Brion, spouse of Mr. Frédéric Brion (Director of Legal and Regulatory Affairs, Asia, Millicom S.A.) has filed suit against Millicom S.A., Paktel, Xavier Rocoplan (CEO of Paktel) and Frédéric Brion. The claim against Millicom S.A. and Paktel is principally for damages of up to GBP 1.9 million for benefits (including health and housing) that were allegedly denied her and financial assistance allegedly owed to her by Paktel and Millicom S.A. Ms. Brion is also seeking to attach the defendants’ bank accounts and to prevent Mr. Brion and Mr. Rocoplan from leaving the country. The background to this suit is the acrimonious divorce proceeding currently pending in court in the United Kingdom between Mr. Brion and his wife.

Millicom S.A. and Paktel believe the suit is without merit and will defend it vigorously.

6

Seller’s Warranty	Disclosure
17. Absence of Undisclosed Material Liabilities

(i)        The Company is in default of License No. CMT- 03/LL&M/PTA/2004 dated October 23, 2004 in its section 4.1.1.1. The Company has not paid the fourth instalment of the Initial License Fee in the amount of US$29.1 million. On December 4, 2006, the Company received a show cause notice from the PTA. At the request of the Company, the PTA has extended until January 31, 2007 the Company’s time to pay the overdue amount of $29.1 million and the late interest accruing thereon at 2% per month since the end of October 2006.

(ii)       The Company has not paid Taxes since and including October 2006. The total amount of such unpaid taxes which is estimated to be approximately US$6,325,000, which amount is comprised of (i) tax liabilities through November 30, 2006, which are reflected as fully accrued liabilities in the Interim Financial Statements, and (ii) the estimated amount of tax liability pertaining to the month of December 2006.

(iii)      The Company received an Order relating to certain alleged unpaid Taxes issued by the Azad Jammu and Kashmir Council, Department of Excise and Sales Tax dated 20 December 2006. This Order was received by the Company on 15 January 2007.

(iv)      The Company is in default of a number of its Material Contracts – see disclosure against Seller’s Warranty 14.

18. Minority Shareholders

(i)        See attached list of all material contracts with and Material Claims made by Minority Shareholders;

(ii)       A memorandum dated January 16, 2007 setting forth the analysis of the Civil Suit filed by Pakcom Limited against and Paktel Limited, the Company, the Seller and the Seller Guarantor from the law firm of Hafeez Pirzada Law Associates, Seller’s local Pakistani Counsel, to Mr. Kairas Kabraji, local Pakistani counsel for Purchaser, was provided in the Data Room.

7

Schedule 6

Disclosure Against Seller’s Warranties

Paragraph 10 - Real Property

10.1	-	List of Owned Real Property

	-	List of Leased Real Property

	-	Charges on Real Property

10.3	-	List of Shared Properties

2

PAKTEL SITE LEASES (BTS, BSC, MSC)

S. No	Site Code	Site ID	Site Name	Owned By	Region	Phase	BSC MSC BTS
1	N-SWT-8182	SAA	Matta Swat	Paktel	North	3-A	BTS
2	N-SWT-8106	SAT	Sawat	Paktel	North	3-A	BTS
3	N-BKH-8089	BKH	Batkhela, Malakand	Paktel	North	3-A	BTS
4	N-BKH-8190	BKL	Batkhela, Malakand	Paktel	North	3-A	BTS
5	N-PSH-8137	PBT	Peshawar	Paktel	North	3-A	BTS
6	N-KLS-8183	KLS	Kallar Saidan, Kahuta Rawalpindi	Paktel	North	3-A	BTS
7	N-TAX-8055	TAX	Flasal Shaheed Road, Taxila	Paktel	North	2	BTS
8	N-NOW-8180	NCT	Badarshi, Noshehra	Paktel	North	3-A	BTS
9	N-PSH-8115	TKN	Noor Phabalara, Peshawar	Paktel	North	3-A	BTS
10	N-NOW-8181	NOW	Saddar Bazar, Noshehra Cantt	Paktel	North	3-A	BTS
11	N-ISB-8123	E-7	Shaheen Market, Islamabad	Paktel	North	3-A	BTS
12	N-DNA-8088	DQT	Dina, Jhelum	Paktel	North	3-B	BTS
13	N-ISB-8138	IKC	Lalazar, Rawalpindi	Paktel	North	3-B	BTS
14	N-ISB-8165	ICC	Rawalpindi	Paktel	North	3-B	BTS
15	N-ISB-8187	ISA	Sadiq Abad, Rawalpindi	Paktel	North	3-B	BTS
16	N-ISB-8167	IAC	Ratta Amral, Rawalpindi	Paktel	North	3-B	BTS
17	N-PSH-8200	PBD	Peshawar City	Paktel	North	3-B	BTS
18	N-BDT-8147	BDT	Daggar, Buner	Paktel	North	3-B	BTS
19	N-SEG-8144	SEG	Takht Bhai, Mardan	Paktel	North	3-B	BTS
20	N-HAR-8142	HKT	Haripur	Paktel	North	3-B	BTS
21	N-MDN-8112	MNR	Mardan	Paktel	North	3-A	BTS
22	N-HAR-8089	HTF	Haripur	Paktel	North	3-B	BTS
23	N-CSD-8101	CRA	Charsada	Paktel	North	3-A	BTS
24	N-MSR-8092	MSR	Mansehra	Paktel	North	3-A	BTS
25	N-ISB-8164	IAA	Chaklala Scheme 3, Rawalpindi Cantt	Paktel	North	3-B	BTS
26	N-MNI-8096	MNI	Sheikhi Malni, Sawabi	Paktel	North	3-A	BTS
27	N-TAX-8090	THM	Taxila, Rawalpindi	Paktel	North	3-A	BTS
28	N-TOI-8091	TOPI	Topi, Sawabi	Paktel	North	3-A	BTS
29	N-JHL-8102	JEM	Jehlum	Paktel	North	3-A	BSC
30	N-KAL-8057	KAL	Kalar Kahar, Chakwal	Paktel	North	2	BTS
31	N-ISB-8127	IMA	Pindi Dadan Khan, Jhelum	Paktel	North	3-A	BTS
32	N-CHL-8172	CTR	Chakwal	Paktel	North	3-A	BTS
33	N-CHL-8100	CAL	Dhudyal, Chakwal	Paktel	North	3-A	BTS
34	N-ISB-8126	ISK	Gujarkhan, Rawalpindi	Paktel	North	3-B	BTS
35	N-ISB-8016	F-8	Islamabad	Paktel	North	2	BTS
36	N-PSH-8136	PLB	Peshawar	Paktel	North	3-A	BTS
37	N-CHL-8171	CJR	Chakwal	Paktel	North	3-A	BTS
38	N-SWB-8105	SWI	Sawabi	Paktel	North	3-A	BTS
39	N-ISB-8131	GLQ	Moza Gangal, Rawalpindi	Paktel	North	3-A	BTS
40	N-DIK-8177	DHC	D.I.Khan	Paktel	North	3-A	BTS
41	N-CSD-8176	CMR	Charsadda	Paktel	North	3-A	BTS
42	N-DIK-8178	DMG	Moza Qayum Nagar, D.I. Khan	Paktel	North	3-A	BTS
43	N-AKT-8219	AKT	Akora Khattak, Noshehra	Paktel	North	3-A	BTS
44	N-ISB-8034	F-10	F-10/4, Islamabad	Paktel	North	2	BTS
45	N-GJN-8110	GJN	GujarKhan Rawalpindi	Paktel	North	3-A	BTS
46	N-TAX-8174	TXA	City Taxila Rawalpindi	Paktel	North	3-A	BTS
47	N-MDN-8111	MRN	Mardan	Paktel	North	3-A	BSC
48	N-ISB-8038	CCS	Coca Cola Factory, Islamabad	Paktel	North	1	BTS
49	N-KHI-8083	KHE	Jhanda Chichi Road, Rawalpindi	Paktel	North	2	BTS
50	N-MDN-8072	MDN	Mardan	Paktel	North	1	BSC
52	N-ISB-8085	MNG	Mangla	Paktel	North	3-B	BTS
53	N-PSH-8116	BDB	Peshawar	Paktel	North	3-A	BTS

1

S.No.	Site Code	Site ID	Site Name	Owned By	Region	Phase	BSC MSC BTS
54	N-ISB-8133	HJC	Islamabad	Paktel	North	3-A	BTS
55	N-ABD-8169	ABD	Mirpur Road, Abbottabad	Paktel	North	3-A	BSC
56	N-ISB-8130	FZA	Khanna Road, Rawalpindi	Paktel	North	3-A	BTS
58	N-ISB-8146	GMD	Ratta Amral Qasbati, Rawalapindi	Paktel	North	4	BTS
59	N-PSH-8114	RRB	Peshawar	Paktel	North	2	BTS
60	N-BNU-8175	BLG	Bannu	Paktel	North	3-A	BTS
61	N-ISB-8129	RCC	Dhok Matkal, Rawalpindi	Paktel	North	3-A	BTS
62	N-BNU-8068	BNU	Bannu	Paktel	North	2	BTS
63	N-ABR-8218	ABR	Noshehra	Paktel	North	3-A	BTS
64	N-WAH-8184	WAH	Taxila, Rawalpindi	Paktel	North	3-A	BTS
65	N-ATK-8099	ACK	Attock	Paktel	North	3-A	BTS
66	N-ISB-8186	IKI	Islamabad	Paktel	North	3-B	BTS
67	N-TKB-8093	TKB	Mardan	Paktel	North	3-B	BTS
68	N-MSR-8097	MHR	Mansehra	Paktel	North	3-A	BTS
69	N-PSH-8207	PWB	Peshawar City	Paktel	North	3-B	BTS
70	N-PSH-8201	PGB	Peshawar	Paktel	North	3-B	BTS
71	N-TMG-8108	TMG	Timargara	Paktel	North	3-B	BTS
72	N-PUB-8212	PUJ	Pubbi	Paktel	North	2	BTS
73	N-ISB-8193	ICK	Islamabad	Paktel	North	3-B	BTS
74	N-PSH-8206	PCY	Peshawar	Paktel	North	3-A	BTS
75	N-ISB-8132	ILK	Rawalpindi	Paktel	North	3-B	BTS
76	N-PSH-8117	PBG	Peshawar City	Paktel	North	3-B	BTS
77	N-ISB-8170	IAT	Rawalpindi	Paktel	North	3-B	BTS
78	N-PDN-8121	PDN	Pind Dadan Khan, Jhelum	Paktel	North	3-B	BTS
79	N-DNA-8210	DMK	Dina Jhelum	Paktel	North	3-A	BTS
80	N-DIK-8074	DIK	Dera Ismail Khan	Paktel	North	3-B	BTS
81	N-ISB-8079	G-8/4	I & T CenTer G-8/4 Islamabad	Paktel	North	2	BTS
82	N-KMA-8217	KGR	Karmra Attock	Paktel	North	3-A	BTS
83	N-HAV-8056	HAV	City Hevellian	Paktel	North	2	BTS
84	N-PSH-8066	WSK	Warsak Road, Pashawar	Paktel	North	2	BTS
85	N-ISB-8037	ROS	Peshawar Road Rawalpindi	Paktel	North	2	BTS
86	N-ISB-8042	G-11	G-11 Markaz, Islamabad	Paktel	North	1	BTS
87	N-ISB-8041	F-7	F-7 Markaz,Islamabad	Paktel	North	2	BTS
88	N-NOW-8069	NOW	New Noshehra	Paktel	North	2	BTS
89	N-DIK-8076	DIN	Dera Ismail Khan	Paktel	North	2	BTS
90	N-ISB-8039	BRK	Brara Kahu, Islamabad	Paktel	North	2	BTS
91	N-ISB-8035	KSS	Khyaban-e- Sir Syed, Rawalpindi	Paktel	North	2	BTS
92	N-ISB-8032	APR	G-6 Abpara Islamabad	Paktel	North	2	BTS
93	N-ISB-8036	MSS	Dhok Farman Ali, Rawalpindi	Paktel	North	2	BTS
94	N-ISB-8078	P-6	F6 Islamabad	Paktel	North	2	BTS
95	N-SRM-8061	SRM	Sarae Alumgeer,Gujrat	Paktel	North	2	BTS
96	N-ISB-8082	PRW	Illegible 1 1/4 Islamabad	Paktel	North	2	BTS
97	N-SWT-8080	SWT	Mangora Swat	Paktel	North	2	BTS
98	N-LRN-8058	LRN	Terbela Road Attock	Paktel	North	2	BTS
99	N-ISB-8040	STN	Rawal Town , Islamabad	Paktel	North	2	BTS
100	N-RSH-8027	CHU	Chugalpura Peshawar	Paktel	North	Illegible	BTS
101	N-ISB-8005	PST	Satellite Town, Rawalpindi	Paktel	North	Illegible	BTS
102	N-ABD-8048	ABD	Abbottabad	Paktel	North	Illegible	BTS
103	Illegible	ADI	Illegible, Rawalpindi	Paktel	North	Illegible	BTS
104	Illegible	MLD	Melod Market Islamabad	Paktel	North	Illegible	BTS
105	Illegible	O-B	Illegible Islamabad	Paktel	North	Illegible	BTS
106	Illegible	SKB	Peshawar	Paktel	North	Illegible	BTS
107	Illegible	MSM	Mardan	Paktel	North	Illegible	BTS

2

S.No	Site Code	Site ID	Site Name	Owned By	Region	Phase	BSC MSC BTS
108	N-KAK-8151	KAK	Karak City	Paktel	North	4	BTS
109	N-GJK-8140	GMM	Gujar Khan	Paktel	North	3-B	BTS
110	BSC-8025	BSC-2	Balour Plaza, Peshawar	Paktel	North	1	BSC
111	N-KHT-8179	KOH	Kohat City	Paktel	North	3-A	BTS
112	N-SBQ-8248	SBQ	Charsada	Paktel	North	4	BTS
113	N-TNK-8158	TNK	Tank	Paktel	North	4	BTS
114	N-HGU-8122	HGU	Hangu	Paktel	North	3-B	BTS
115	N-OGB-8159	OGB	Mansehra	Paktel	North	4	BTS
116	N-ABD-8185	ANS	Abbottabad	Paktel	North	3-B	BTS
117	N-WAH-8143	WAM	Wah Cantt	Paktel	North	3-B	BTS
118	N-JLL-8230	JLL	Illegible	Paktel	North	4	BTS
119	N-ISB-8162	IKT	Lohi Bher, Islamabad	Paktel	North	3-B	BTS
120	N-MDN-8237	MUT	Mardan	Paktel	North	4	BTS
121	N-JHL-8152	JGD	Jhelum	Paktel	North	3-B	BTS
122	N-LKM-8109	LKM	Lucky Marwat	Paktel	North	3-B	BTS
123	N-MDN-8239	MHS	Mardan	Paktel	North	4	BTS
124	N-TRM-8216	TRM	Jehlum	Paktel	North	3-A	BTS
125	N-JHA-8077	JHA	Nowshehra	Paktel	North	2	BTS
127	N-SWT-8070	SWT	Sawat	Paktel	North	2	BTS
128	N-ISB-8010	POF	Paktel Property	Paktel	North	1	MSC
130	N-ISB-8134	I-9/2	Islamabad	Paktel	North	1	MSC
133	N-PSH-8065	UNC	University Campus	Paktel	North	2	BTS
134	N-ABD-8168	AUM	Abbottabad	Paktel	North	3-A	BTS
135	N-BLK-8220	BLK	Balkasa (Chakwal)	Paktel	North	3-A	BTS
136	N-DSR-8150	DSR	Illegible Malakand Agency	Paktel	North	3-B	BTS
137	N-ABD-8191	AJG	Abbotabad	Paktel	North	3-B	BTS
138	N-SWT-8224	BRN	Bharain Swat	Paktel	North	3-B	BTS
139	N-CHR-8149	CHR	Choa Saidan Shah, Chakwal	Paktel	North	3-B	BTS
141	N-SWT-8223	KLM	Kalam Sawat	Paktel	North	3-B	BTS
142	N-LOR-8153	LOR	Sawabi	Paktel	North	3-B	BTS
143	Illegible	RMB	Peshawar	Paktel	North	3-B	BTS
144	N-PIR-8244	PIR	Pir Baba Buner	Paktel	North	4	BTS
145	N-KLG-8231	KLG	Illegible	Paktel	North	4	BTS
146	N-SWT-8232	KWK	Swat	Paktel	North	4	BTS
147	N-SWT-8236	MLR	Manglore, Swat	Paktel	North	4	BTS
148	N-CSD-8228	CGS	Charsadda	Paktel	North	4	BTS
149	N-KAT-8225	KAT	Illegible	Paktel	North	4	BTS
150	N-SWT-8226	BAK	Illegible	Paktel	North	4	BTS
151	N-BAF-8254	Illegible	Illegible	Paktel	North	4	BTS
152	N-DDM-8256	DDM	Illegible	Paktel	North	4	BTS
153	Illegible	PSM	Peshawar	Paktel	North	4	BTS
154	N-PLI-8242	Illegible	Peshawar	Paktel	North	4	BTS
155	Illegible	Illegible	Peshawar	Paktel	North	4	BTS
156	Illegible	Illegible	Peshawar	Paktel	North	4	BTS
157	Illegible	Illegible	Peshawar	Paktel	North	4	BTS
158	Illegible	Illegible	Illegible	Illegible	Illegible	Illegible	BTS
159	Illegible	Illegible	Islamabad	Illegible	Illegible	Illegible	BTS
160	Illegible	Illegible	Islamabad	Illegible	Illegible	Illegible	BTS
161	Illegible	Illegible	Illegible	Illegible	Illegible	Illegible	BTS

3

S. No	Site Code	Site ID	Site Name	Owned By	Region	Phase	BSC MSC BTS
163	N-ISB-8125	IBS	Islamabad	Paktel	North	3-B	BTS
164	N-ISB-8166	ISR	Islamabad	Paktel	North	3-B	BTS
165	N-ISB-8194	IGL	Islamabad	Paktel	North	3-B	BTS
166	N-MUR-8118	MUE	Muree Rawalpindi	Paktel	North	3-B	BTS
168	N-PIB-8107	PIB	Pindi Gheb, Attock	Paktel	North	3-B	BTS
169	N-UZI-8252	UZI	Umar Zai, Charsadda	Paktel	North	4	BTS
170	N-TGI-8250	TGI	Tangi, Charsadda	Paktel	North	4	BTS
171	N-SWT-8251	THN	Thana, Malakand	Paktel	North	4	BTS
172	N-RST-8246	RST	Mardan	Paktel	North	4	BTS
173	N-SAI-8247	SAI	Shekwo, Charsadda	Paktel	North	4	BTS
174	N-NGM-8240	NGM	Peshawar	Paktel	North	4	BTS
175	N-DGR-8229	DGR	Daggar, Buner	Paktel	North	4	BTS
176	N-MSK-8238	MSK	Mashokhel, Peshawar	Paktel	North	4	BTS
177	N-SZG-8249	SZG	Balagarhi, River Chok	Paktel	North	4	BTS
178	N-ISB-8265	IRB	Islamabad	Paktel	North	4	BTS
179	N-ISB-8269	IQS	Islamabad	Paktel	North	4	BTS
180	N-ISB-8264	IMC	Islamabad	Paktel	North	4	BTS
181	N-ISB-8270	IKS	Islamabad	Paktel	North	4	BTS
182	N-ISB-8277	IKR	Rawalpindi	Paktel	North	4	BTS
183	N-ISB-8267	IGP	Rawalpindi Cantt	Paktel	North	4	BTS
184	N-ISB-8276	IDB	Rawalpindi	Paktel	North	4	BTS
185	N-ISB-8266	IBC	Rawalpindi	Paktel	North	4	BTS
186	N-ZAD-8286	ZAD	Zalda, Swabi	Paktel	North	4	BTS
187	N-ISB-8288	YAH	Lahore, Sawabi	Paktel	North	4	BTS
188	N-TOT-8259	TOT	Thakot, Batgram	Paktel	North	4	BTS
189	N-ISB-8287	TOR	Tordhair, Lahore, Sawabi	Paktel	North	4	BTS
190	N-ISB-8289	SEW	Sawabi	Paktel	North	4	BTS
191	N-SAK-8290	SAK	Village Salam Khan, Sawabi	Paktel	North	4	BTS
192	N-MNI-8284	MGS	Sawabi	Paktel	North	4	BTS
193	N-JND-8278	JND	Jhand, Attock	Paktel	North	4	BTS
194	N-GZI-8282	GZI	Ghazi, Haripur	Paktel	North	4	BTS
195	N-GGH-8285	GGH	Ghorghusti, Hazroo, Attock	Paktel	North	4	BTS
196	N-BTB-8257	BTB	Battal, Mansehra	Paktel	North	4	BTS
197	N-MIR-8291	MIR	Mirpur City, AJK	Paktel	North	4	BTS
198	N-MIR-8292	MAP	Mirpur City, AJK	Paktel	North	4	BTS
199	N-RKT-8294	RKT	Rawlakot, AJK	Paktel	North	4	BTS
200	N-BLC-8297	BLC	Jhand, Attock	Paktel	North	4	BTS
201	N-ISB-8019	TBZ	Tench Bhata, Rawalpindi	Paktel	North	4	BTS
202	N-ISB-8806	ITL	Tarial, Islamabad	Paktel	North	4	BTS
203	N-ABD-8839	ALM	Abbotabad	Paktel	North	4	BTS
204	N-ABD-8840		Abbotabad	Paktel	North	4	BTS
205	N-PSH-8845	PDR	Peshawar	Paktel	North	4	BTS
206	N-PSH-8846		Peshawar	Paktel	North	4	BTS
207	N-PSH-8847	Illegible	Peshawar	Paktel	North	4	BTS
208	N-PSH-8849		Peshawar	Paktel	North	4	BTS
209	N-ISB-8809	Illegible	Rawalpindi	Paktel	North	Illegible	BTS
210	N-ISB-8800	Illegible	Rawalpindi	Paktel	North	Illegible	BTS
211	N-ISB-8802	Illegible	Islamabad	Paktel	North	Illegible	BTS
212	Illegible	Illegible	Islamabad	Paktel	North	Illegible	BTS
213	Illegible	Illegible	Rawalpindi	Paktel	North	Illegible	Illegible
214	Illegible	Illegible	Islamabad	Paktel	North	Illegible	Illegible
215	Illegible	Illegible	Islamabad	Paktel	North	Illegible	Illegible
216	Illegible	Illegible	Islamabad	Paktel	North	Illegible	Illegible
217	Illegible	Illegible	Kotli (A KASHMIR)	Paktel	North	Illegible	Illegible

4

S.No	Site Code	Site ID	Site Name	Owned By	Region	Phase	BSC MSC BTS
218	N-MDN-8405	MCS	Mardan	Paktel	North	4	BTS
219	N-MDN-8409	MQM	Mardan	Paktel	North	4	BTS
220	N-PSH-8350		Peshawar	Paktel	North	4	BTS
221	N-CHL-8365		Chakwal	Paktel	North	4	BTS
222	N-SWT-8420		Swat	Paktel	North	4	BTS
1	C-SWL-4077	SAW	Farid Town, Sahiwal	Paktel	Central	2	BTS
2	C-GRN-4088	GWL	Islam Colony, Gujranwala	Paktel	Central	2	BTS
3	C-KWA-4123	KHW	Khunanwala, Faisalabad	Paktel	Central	2	BTS
4	C-JHG-4113	JNG	Jhang-2	Paktel	Central	2	BTS
5	C-SHK-4085	SHK	Sheikhpura	Paktel	Central	2	BTS
6	C-JRN-4121	JRN	Faisalabad Road, Jaranwala	Paktel	Central	2	BTS
7	C-LHR-4067	BSH	Ghoray Shah, Lahore	Paktel	Central	2	BTS
8	C-LHR-4065	SDC	Township, Lahore	Paktel	Central	2	BTS
9	C-LHR-4066	HRD	Hall Road, Lahore	Paktel	Central	2	BTS
10	C-LHR-4064	KCH	Kainchi, Amar Sidhu, Lahore	Paktel	Central	2	BTS
11	C-LHR-4061	LBM	Liberty Market, Lahore	Paktel	Central	2	BTS
12	C-FSB-4109	SHC	Taj Colony, Faisalabad	Paktel	Central	2	BTS
13	C-JLJ-4093	JLJ	Jalapur, Jattan	Paktel	Central	2	BTS
14	C-SLK-4082	SKO	Saga Sports, Sialkot	Paktel	Central	2	BTS
15	C-LHR-4068	MNS	Mansoora, Lahore	Paktel	Central	2	BTS
16	C-RAI-4083	RAI	Mansoora, Raiwind, Lahore	Paktel	Central	2	BTS
17	C-LHR-4013	KOT	Township, Lahore	Paktel	Central	1	BTS
18	C-SMB-4084	SMB	Sambrial	Paktel	Central	2	BTS
19	C-GRN-4089	GWA	Gujranwala	Paktel	Central	2	BTS
20	C-OKA-4115	OKR	Okara Cantt	Paktel	Central	2	BTS
21	C-LHR-4060	BTC	Batti Chowk	Paktel	Central	2	BTS
22	C-LHR-4037	ANB	Lahore	Paktel	Central	1	BTS
23	C-SLK-4081	SKT	Bahram, Sialkot	Paktel	Central	2	BTS
24	C-SRG-4117	SAR	Sargodha	Paktel	Central	2	BTS
25	C-LHR-4062	MTW	Gulberg-lll Bhabra Market	Paktel	Central	2	BTS
26	C-GJT-4091	GUJ	Gujrat	Paktel	Central	2	BTS
27	C-GHG-4128	GHG	Ghakhar Mandi	Paktel	Central	2	BTS
28	C-DRM-4129	DRM	Deona Mandi	Paktel	Central	2	BTS
29	C-DGK-4104	DGK	DG Khan	Paktel	Central	2	BTS
30	C-LHR-4162	MMK	Moon Market, Lahore	Paktel	Central	2	BTS
31	C-LHR-4063	SLR	Shalimar Link Road, Lahore	Paktel	Central	2	BTS
32	C-MLT-4094	GLM	Suraj Miani Road, Multan	Paktel	Central	2	BTS
33	C-LHR-4130	BHT	Bhatti Chowk	Paktel	Central	2	BTS
34	C-GOJ-4119	GOJ	Illegible/NTC	Paktel	Central	2	BTS
35	C-KWN-4124	KWN	Khanewal/NTC	Paktel	Central	2	BTS
36	C-KNA-4447	KNA	Cana New, Lahore	Paktel	Central	3-A	BTS
37	C-BHP-4422	BHP	Bal Pheru	Paktel	Central	3-A	BTS
38	C-LHR-4125	GNH	Ferozpur Road, Lahore	Paktel	Central	2.75	BTS
39	C-MLT-4283	MNM	Pak Arab Fertilizer Factory, Multan	Paktel	Central	3-A	BTS
40	C-MLT-4327	MPO	Illegible	Paktel	Central	2	BTS
41	C-MLT-4277	MCR	Galla Mandi, Multan	Paktel	Central	2.75	BTS
42	C-MLT-4276	MIO	Multan	Paktel	Central	3-A	BTS
43	C-FSB-4245	Illegible	Salman Town, Faisalabad	Paktel	Central	2.75	BTS
44	C-MSB-4383	Illegible	Mustafaabad	Paktel	Central	3-A	BTS
45	Illegible	Illegible	Khanewal Road, Multan	Paktel	Central	2	BTS
46	Illegible	MWB	Timber Market, Multan	Paktel	Central	3-A	BTS
47	Illegible	Illegible	Gaziabad, Faisalabad	Paktel	Central	2	BTS
48	Illegible	Illegible	Shakil Town, DC Khan, NTC	Paktel	Central	2	BTS
49	C-GOL-4191	Illegible	Illegible	Paktel	Central	3-A	BTS
50	C-JHG-4193	Illegible	Near Mamon Masjid, Jhang	Paktel	Central	3-A	BTS

5

S.No	Site Code	Site ID	Site Name	Owned By	Region	Phase	BSC MSC BTS
51	C-SLK-4321	SMO	Sialkot	Paktel	Central	2.75	BTS
52	C-SHT-4148	SHT	Shor Kot	Paktel	Central	3-A	BTS
53	C-VHR-4214	VER	Allama Iqbal Town, Vehari	Paktel	Central	3-A	BTS
54	C-JRN-4192	JRA	Jaranwala	Paktel	Central	3-A	BTS
55	C-JHG-4222	JHH	Adhiwal Road, Jhang	Paktel	Central	3-A	BTS
56	C-BRW-4096	BRW	Burewala	Paktel	Central	2	BTS
57	C-CHH-4177	CHH	Chicha Watni	Paktel	Central	3-A	BTS
58	C-SLK-4203	SOT	Wageel Wali Galli, Sialkot	Paktel	Central	3-A	BTS
59	C-SHK-4241	SPU	Sabzi Mandi, Sheikhupura	Paktel	Central	3-A	BTS
60	C-MCH-4155	MCH	Mian Chunnu	Paktel	Central	3-A	BTS
61	C-PTK-4151	PTK	Iqbal Town, Pattoki	Paktel	Central	3-A	BTS
62	C-CMG-4423	CMG	Near Mobilink Tower, Changa Manga	Paktel	Central	3-A	BTS
63	C-MLT-4282	MGG	Art Council, Multan	Paktel	Central	2	BTS
64	C-RNK-4170	RNK	Renala Khurd	Paktel	Central	3-A	BTS
65	C-ADH-4436	AHK	Abdul Hakim	Paktel	Central	3-A	BTS
66	C-MLT-4280	MSC	Chahtarranwala, Multan	Paktel	Central	3-A	BTS
67	C-CHT-4190	CHO	Chiniot	Paktel	Central	3-A	BTS
68	C-HPP-4435	HCH	Harrappa	Paktel	Central	3-A	BTS
69	C-FSB-4260	FRR	Air Port Chowk, Faisalabad	Paktel	Central	3-A	BTS
70	C-KWN-4204	KHL	Khanewal	Paktel	Central	3-A	BTS
71	C-CKJ-4142	CKJ	Chak Jhumra	Paktel	Central	3-A	BTS
72	C-KSK-4418	KSK	Kala Shah Kakoo	Paktel	Central	3-A	BTS
73	C-CHS-4136	CHS	Cishtian	Paktel	Central	3-A	BTS
74	C-HPR-4137	HPR	Hasilpur	Paktel	Central	3-A	BTS
75	C-SDK-4417	SDK	Sadhukey	Paktel	Central	3-A	BTS
76	C-FSB-4255	FMM	Faisalabad	Paktel	Central	3-A	BTS
77	C-FSB-4246	FHC	Faisalabad	Paktel	Central	3-A	BTS
78	C-FSB-4263	FDC	Faisalabad	Paktel	Central	3-A	BTS
79	C-FSB-4256	FWL	Faisalabad	Paktel	Central	3-A	BTS
80	C-SHK-4385	SSR	Sheikhupura	Paktel	Central	3-A	BTS
81	C-FSB-4249	FWW	Faisalabad	Paktel	Central	3-A	BTS
82	C-FSB-4250	FAT	Faisalabad	Paktel	Central	3-A	BTS
83	C-FSB-4254	FJT	Faisalabad	Paktel	Central	3-A	BTS
84	C-FSB-4247	FMT	Faisalabad	Paktel	Central	3-A	BTS
85	C-GYW-4437	GYW	Yousufwala	Paktel	Central	3-A	BTS
86	C-KSW-4428	KSW	Kasuwal	Paktel	Central	3-A	BTS
87	C-HBB-4426	HBB	Habibabad	Paktel	Central	3-A	BTS
88	C-LHR-4516	LHC	Lahore	Paktel	Central	3-A	BTS
89	C-CHN-4154	CHN	Chunla	Paktel	Central	3-A	BTS
90	C-LHR-4341	LCN	Khurram Plaza, Lahore	Paktel	Central	3-A	BTS
91	C-LHR-4351	LAI	Ferozwala Shahdara	Paktel	Central	3-A	BTS
92	C-LHR-4295	LIN	Sitara Colony Lahore	Paktel	Central	3-A	BTS
93	C-LAM-4372	LMS	Lalamoosa	Paktel	Central	3-A	BTS
94	C-GHK-4384	GHK	Muzffar Garh	Paktel	Central	3-A	BTS
95	C-ADS-4388	ADS	Sadiqabad	Paktel	Central	3-A	BTS
96	C-LHR-4287	LKK	Bhatta Chowk Lahore	Paktel	Central	3-A	BTS
97	C-CJT-4369	GRA	Fathee Pur, Gujrat	Paktel	Central	3-A	BTS
98	C-LDR-4168	LDR	Lodharan	Paktel	Central	3-A	BTS
99	C-NAR-4169	NAR	Narowal	Paktel	Central	3-A	BTS
100	C-SRG-4195	SRA	Sargodha	Paktel	Central	3-A	BTS
101	C-RBN-4440	PEI	Illegible Bhattian	Paktel	Central	3-A	BTS
102	C-MHG-4687	MHG	Muzaffar Garh	Paktel	Central	3-A	BTS
103	C-SRG-4228	SDO	Sargodha	Paktel	Central	3-A	BSC
104	C-RYK-4235	RMY	Rahim Yar Khan	Paktel	Central	3-A	BTS

6

S.No	Site Code	Site ID	Site Name	Owned By	Region	Phase	BSC MSC BTS
105	C-BWG-4205	BGR	Bahawalnagar	Paktel	Central	3-A	BTS
106	C-MFG-4210	MZR	Muzaffar Garh	Paktel	Central	3-A	BTS
107	C-KHA-4371	KHA	Khanan	Paktel	Central	3-A	BTS
108	C-QPR-4431	QRP	Qadarpur	Paktel	Central	3-A	BTS
109	C-BLP-4232	BAP	Bahwalpur	Paktel	Central	3-A	BTS
110	C-LHR-4303	LSS	Multan Road Lahore	Paktel	Central	3-A	BTS
111	C-KSR-4199	KAR	Kasur	Paktel	Central	3-A	BTS
112	C-HFZ-4198	HZD	Hafizabaad	Paktel	Central	3-A	BTS
113	C-RYK-4212	RYK	Rahim Yar Khan	Paktel	Central	3-A	BSC
114	C-SRG-4227	SAD	Sargodha	Paktel	Central	3-A	BTS
115	C-SRG-4226	SOA	Sargodha	Paktel	Central	3-A	BTS
116	C-FRQ-4186	FRQ	Farooqabad	Paktel	Central	3-A	BTS
117	C-GRN-4272	GMR	Gujranwala	Paktel	Central	3-A	BTS
118	C-GRN-4266	GFT	Gujranwala	Paktel	Central	3-A	BTS
119	C-BHR-4438	BHI	Bhaiwal, Sargodha	Paktel	Central	3-A	BTS
120	C-SWL-4376	SWL	Sahiwal	Paktel	Central	3-A	BTS
121	C-SWL-4201	SAL	Sahiwal	Paktel	Central	3-A	BTS
122	C-OKA-4224	OAR	Okara	Paktel	Central	3-A	BTS
123	C-MUD-4451	MNO	Muredkay	Paktel	Central	3-B	BTS
124	C-KBM-4184	KBM	Shelkhupura	Paktel	Central	3-B	BTS
125	C-GRN-4419	GWC	Gujranwala	Paktel	Central	3-A	BTS
126	C-SQD-4237	SDA	Sadiqabad	Paktel	Central	3-A	BTS
127	C-UGK-4185	UGK	Ugglkey, Sialkot	Paktel	Central	3-B	BTS
128	C-DNG-4397	DNG	Gujrat	Paktel	Central	3-B	BTS
129	C-MIA-4320	MAI	Mianwali	Paktel	Central	3-A	BTS
130	C-BOT-4322	BOT	Sialkot	Paktel	Central	3-B	BTS
131	C-GRN-4265	GHB	Gujranwala	Paktel	Central	3-A	BTS
132	C-LHR-4306	LGE	Lahore	Paktel	Central	3-A	BTS
133	C-LHR-4343	LQZ	Mahaal Khambah, Lahore	Paktel	Central	3-A	BTS
134	C-SFB-4443	SPB	Shejkupura	Paktel	Central	3-A	BTS
135	C-GRN-4334	GBH	Gujranwala	Paktel	Central	3-B	BTS
136	C-LHR-4298	LGJ	Model Town, Lahore	Paktel	Central	3-B	BTS
137	C-LHR-4309	LSI	Chota Sanda, Lahore	Paktel	Central	3-B	BTS
138	C-LHR-4294	LBS	Attukey Awan, Lahore	Paktel	Central	3-B	BTS
139	C-LHR-4342	LVT	Lahore	Paktel	Central	3-B	BTS
140	C-LHR-4361	LRH	Rohi Nala, Lahore	Paktel	Central	3-B	BTS
141	C-CHK-4482	CHK	Khanewal	Paktel	Central	3-A	BTS
142	C-BLP-4231	BUR	Bahawalpur	Paktel	Central	3-A	BTS
143	C-PSR-4373	PRR	Pasroor, Sialkot	Paktel	Central	3-A	BTS
144	C-HPP-4484	HPP	Sahiwal	Paktel	Central	3-A	BTS
145	C-GRN-4270	GWP	Satellite Town, Gujranwala	Paktel	Central	3-A	BTS
146	C-QDS-4143	QDS	Qila Deedar Singh, Gujranwala	Paktel	Central	3-B	BTS
147	C-KLO-4889	KLO	Illegible	Paktel	Central	3-B	BTS
148	C-KKY-4238	KKY	Kallaskey, Wazirabad	Paktel	Central	3-B	BTS
149	C-GRN-4516	GDA	Gujranwala	Paktel	Central	1	BTS
150	C-BLP-4230	BPR	Bahawapur	Paktel	Central	3-A	BSC
151	C-SMB-4352	SML	Sambrial, Sialkot	Paktel	Central	3-B	BTS
152	Illegible	Illegible	Bhaiwal, Sargodha	Paktel	Central	3-A	BTS
153	Illegible	Illegible	Illegible	Paktel	Central	3-A	BTS
154	Illegible	Illegible	Illegible	Paktel	Central	3-B	BTS
155	Illegible	Illegible	Illegible	Paktel	Central	3-B	BTS
156	Illegible	Illegible	Illegible	Paktel	Central	3-B	BTS
157	Illegible	Illegible	Illegible	Paktel	Central	3-B	BTS
158	Illegible	Illegible	Illegible	Paktel	Central	3-B	BTS
159	Illegible	Illegible	Illegible	Paktel	Central	3-B	BTS

7

S. No	Site Code	Site ID	Site Name	Owned By	Region	Phase	BSC MSC BTS
160	C-DCK-4208	DGN	Model Town, Dera Ghazilkhan	Paktel	Central	3-A	BTS
161	C-LHR-4296	LMG	Batapur, Lahore	Paktel	Central	3-B	BTS
162	C-MGL-4499	MGW	Mango Wal	Paktel	Central	4	BTS
163	C-GRN-4274	GEC	Gujranwal	Paktel	Central	3-B	BTS
164	C-SLK-4402	SHP	Sialkot	Paktel	Central	3-B	BTS
165	C-WRD-4450	WZM	Kharian Gujrat	Paktel	Central	3-B	BTS
166	C-LAM-4449	LSK	Lalmoosa	Paktel	Central	3-B	BTS
167	C-KTL-4480	KTL	Kotla	Paktel	Central	3-B	BTS
168	C-NVK-4468	NVK	Virkan, Gujranwala	Paktel	Central	4	BTS
169	C-KCU-4433	KCU	Khanewal	Paktel	Central	3-A	BTS
170	C-GRN-4420	GSM	Gujranwala	Paktel	Central	3-A	BTS
171	C-LHR-4304	LGP	Bund Road, Lahore	Paktel	Central	3-B	BTS
172	C-BJT-4479	BJT	Sailkot	Paktel	Central	3-B	BTS
173	C-LHR-4131	DMC	Cantt, Lahore	Paktel	Central	3-A	BTS
174	C-CHW-4481	CHW	Near Main Bazar, Chawinda	Paktel	Central	3-B	BTS
175	C-RIA-4399	RIA	Toba Tek Singh	Paktel	Central	3-B	BTS
176	C-GRN-4267	GKS	Gujranwala	Paktel	Central	3-A	BTS
177	C-SCS-4469	SCS	Sargodha	Paktel	Central	3-B	BTS
178	C-LHR-4305	LCS	Johar Town, Lahore	Paktel	Central	3-B	BTS
179	C-APC-4146	APC	Ali Pur Chatta	Paktel	Central	3-B	BTS
180	C-MLS-4189	MLS	Mailse, Vehan	Paktel	Central	3-B	BTS
181	C-FRT-4135	FRT	Fort Abbass, Bhawal Nagar	Paktel	Central	3-B	BTS
182	C-MBN-4200	MMT	Mandi Bahaudin	Paktel	Central	3-B	BTS
183	C-CHT-4221	CAT	Chiniot	Paktel	Central	3-B	BTS
184	C-MTH-4236	MTH	Manthar	Paktel	Central	4	BTS
185	C-OKA-4225	OAK	Okara	Paktel	Central	3-B	BTS
186	C-LTR-4473	LTR	Rahim Yar Khan	Paktel	Central	3-B	BTS
187	C-LHR-4301	LWM	Lahore	Paktel	Central	3-B	BTS
188	C-SRG-4285	SAC	Sargodha	Paktel	Central	3-B	BTS
189	C-MKW-4165	MKW	Malik Wal	Paktel	Central	3-B	BTS
190	C-GHA-4424	GHA	Gaziabad	Paktel	Central	3-B	BTS
191	C-SNH-4182	SMK	Sangla Hill	Paktel	Central	3-B	BTS
192	C-FWT-4243	FWT	Ferozwatton	Paktel	Central	3-B	BTS
193	C-SHK-4464	SKN	Sheikhupura	Paktel	Central	3-B	BTS
194	C-LHR-4300	LGT	Green Town Lahore	Paktel	Central	3-B	BTS
195	C-GRN-4336	GNS	Gujranwala	Paktel	Central	3-B	BTS
196	C-SYN-4448	SYN	Satyana	Paktel	Central	3-B	BTS
197	C-LEH-4161	LEH	Leian	Paktel	Central	3-B	BTS
198	C-BWG-4411	BMT	Bahawalnagar	Paktel	Central	3-B	BTS
199	C-GJT-4333	GIS	Gujrat	Paktel	Central	3-A	BSC
200	C-WRD-4215	WZR	Wazirabad	Paktel	Central	3-A	BTS
201	C-SRG-4229	SPM	Sargodha	Paktel	Central	3-B	BTS
202	C-LHR-4845	LRS	Jallo Pind, Lahore	Paktel	Central	3-B	BTS
203	C-LHR-4299	LAB	Township, Lahore	Paktel	Central	3-B	BTS
204	C-JHG-4391	JMR	Jhang	Paktel	Central	3-B	BTS
205	C-KPR-4176	KPR	Khanpur, Rahim, Yar Khan	Paktel	Central	Illegible	BTS
206	C-TTS-4111	TSS	Toba Tek Singh	Paktel	Central	Illegible	BTS
207	Illegible	SSR	Gujrat	Paktel	Central	Illegible	BTS

209	C-KMK-4217	KNY	Kamonkey	Paktel	Central	Illegible	BTS
210	C-SLK-4080	SLT	Sialkot Cannt	Paktel	Central	Illegible	BTS
211	C-MLT-4284	MSH	Muzaffaroad, Multan	Paktel	Central	Illegible	BTS
212	C-BRW-4207	BRA	Boorewalla	Paktel	Central	Illegible	BTS
213	C-SLK-4824	SER	Sialkot	Paktel	Central	Illegible	BTS
214	C-KJH-4368	KJH	Kunjah	Paktel	Central	Illegible	BTS

8

S.No	Site Code	Site ID	Site Name	Owned By	Region	Phase	BSC MSC BTS
215	C-EMD-4382	EMD	Eminabad	Paktel	Central	3-A	BTS
216	C-KBW-4156	KBW	Kabirwala	Paktel	Central	3-A	BTS
217	C-DPP-4173	DPP	Depalpur	Paktel	Central	3-A	BTS
218	C-NSK-4446	NSK	Khaushab	Paktel	Central	3-B	BTS
219	C-MGM-4421	SAM	Manga Mandi, Lahore	Paktel	Central	3-A	BTS
220	C-TNS-4139	TNS	Taunsa Sharif	Paktel	Central	3-B	BTS
221	C-LHR-4314	LFR	Taj Company, Lahore	Paktel	Central	3-B	BTS
222	C-LHR-4348	LSZ	Niaz Baig, Lahore	Paktel	Central	3-B	BTS
223	C-LHR-4312	LHM	Taxalee Gate, Lahore	Paktel	Central	3-B	BTS
224	C-BWN-4484	BWN	Bhuwana	Paktel	Central	3-B	BTS
225	C-KSR-4239	KAU	Kasur	Paktel	Central	3-B	BTS
226	C-KTA-4445	KTA	Kolo Tarar	Paktel	Central	3-B	BTS
227	C-JPR-4219	JPR	Sargodha	Paktel	Central	4	BTS
228	C-NNS-4183	NNS	Nankana Sahib	Paktel	Central	3-B	BTS
229	C-JLJ-4493	JFM	Jalapur Jattan, Gujrat	Paktel	Central	4	BTS
230	C-KSI-4496	KSI	Kasoki, Hafizabad	Paktel	Central	4	BTS
231	C-SRG-4393	SBC	Sargodha	Paktel	Central	3-B	BTS
232	C-RJP-4220	RJP	Sargodha	Paktel	Central	3-B	BTS
233	C-KLE-4494	KLE	Kalleki	Paktel	Central	4	BTS
234	C-KOS-4378	KOS	Kot Samba	Paktel	Central	3-B	BTS
235	C-KHG-4380	KHG	Khan Garh	Paktel	Central	3-B	BTS
236	C-KTW-4467	KTW	Dhaye Wala, Bahawalpur	Paktel	Central	3-B	BTS
237	C-GJT-4197	GUT	Gujrat	Paktel	Central	3-A	BTS
238	C-LHR-4350	LHT	Dhermchand, Lahore	Paktel	Central	3-B	BTS
239	C-SHG-4168	SLB	Shakar Ghar	Paktel	Central	3-B	BTS
240	C-LHR-4452	LTN	Lahore	Paktel	Central	3-B	BTS
241	C-MLT-4055	MGT	Multan	Paktel	Central	1	BTS
242	C-OKA-4114	OKA	Okara	Paktel	Central	2	BTS
243	C-LHR-4038	PCH	GOR-I	Paktel	Central	1	BTS
244	C-MLT-4056	MBR	Glaxy Town Multan	Paktel	Central	1	BTS
245	C-RYK-4098	RYK	Rahim Yar Khan	Paktel	Central	2	BTS
246	C-LHR-4019	MLT	Chung	Paktel	Central	1	BTS
247	C-LHR-4033	WTN	Walton	Paktel	Central	1	BTS
248	C-LHR-4028	SJM	Shahjamal	Paktel	Central	1	BTS
249	C-LHR-4020	PDF	Defense Housing Authority	Paktel	Central	1	BTS
250	C-LHR-4021	PRB	Asia Hotel (Generator Space)	Paktel	Central	1	BTS
251	C-LHR-4026	SBG	Shadbagh	Paktel	Central	1	BTS
252	C-LHR-4011	Illegible	Itefaq Hospital	Paktel	Central	1	BTS
253	C-MGM-4122	MGM	Kalalanwala Kasur	Paktel	Central	2	BTS
254	C-SRG-4116	SRG	Civil Line, Sargodha	Paktel	Central	2	BTS
255	C-MFG-4877	MMR	Muzaffar Garh	Paktel	Central	4	BTS
256	C-SWL-4076	SWL	Jafria Trust, Sahiwal	Paktel	Central	2	BSC
257	C-WRD-4042	WRD	Wazirabad	Paktel	Central	1	BTS
258	C-KHW-4483	KHW	Jhang	Paktel	Central	3-B	BTS
259	C-LHR-4802	LPC	Mandir Chowk, Lahore	Paktel	Central	3-A	BTS
260	C-JLB-4492	JLB	Jalalpur Bhattian, Hafizabad	Paktel	Central	4	BTS
261	C-WRD-4874	WBO	Wazirabad	Paktel	Central	3-B	BTS
262	C-HFD-4870	HOC	Hafizabad	Paktel	Central	3-B	BTS
263	Illegible	SHJ	Shujabad	Paktel	Central	3-B	BTS
264	Illegible	Illegible	Illegible	Paktel	Central	3-B	BTS
265	C-MCK-4468	MCR	Illegible	Paktel	Central	4	BTS
266	Illegible	Illegible	Illegible	Paktel	Central	4	BTS
267	Illegible	Illegible	Illegible	Paktel	Central	4	BTS
268	Illegible	Illegible	Illegible	Paktel	Central	4	BTS
269	Illegible	Illegible	Illegible	Paktel	Central	4	BTS

9

PAKTEL SITE LEASES (BTS, BSC, MSC)

S.No	Site Code	Site ID	Site Name	Owned By	Region	Phase	BSC MSC BTS
270	C-BLW-4180	BLW	Bhalwal	Paktel	Central	4	BTS
271	C-RJH-4474	RJH	Rojhan	Paktel	Central	3-B	BTS
272	C-NKR-4501	NKR	Nokhar	Paktel	Central	4	BTS
273	C-VLC-4509	VLC	Verpal	Paktel	Central	4	BTS
274	C-RBW-4149	RBW	Rabwah	Paktel	Central	3-A	BTS
275	C-SMR-4503	SMT	Samundri	Paktel	Central	4	BTS
276	C-KPA-4271	KPA	Karor Pakka	Paktel	Central	3-B	BTS
277	C-KCT-4379	KCT	Kot Chuta	Paktel	Central	4	BTS
278	C-ADD-4485	ADD	Sargodha	Paktel	Central	3B	BTS
279	C-CHA-4486	CHA	Chashma	Paktel	Central	4	BTS
280	C-VKT-4508	VKT	Vanike Tarar, Hafizabad	Paktel	Central	4	BTS
281	C-GRN-4337	GMT	Gujranwal	Paktel	Central	3-A	BTS
282	C-NOT-4502	NOT	Sargodha	Paktel	Central	4	BTS
283	C-LHR-4347	LNB	Lahore	Paktel	Central	3-B	BTS
284	C-SRG-4367	SAJ	Sargodha	Paktel	Central	3-B	BTS
285	C-MLT-4472	MPG	Multan	Paktel	Central	3-B	BTS
286	C-PKP-4211	PKN	Pakpattan	Paktel	Central	3-A	BTS
287	C-GOA-4194	GOA	Gojra	Paktel	Central	3-B	BTS
288	C-GAM-4234	GAM	Gagomandi	Paktel	Central	3-B	BTS
289	C-MLT-4059	MSA	Multan 6	Paktel	Central	1	BTS
290	C-FSB-4050	FLT	Sargodha Road, Faisalabad	Paktel	Central	1	BTS
291	C-LHR-4030	SMB	Samanabad, Lahore	Paktel	Central	1	BTS
292	C-LHR-4071	GLB	Gulberg WASA	Paktel	Central	2	BTS
293	C-LHR-4018	AND	Ananad Road	Paktel	Central	1	BTS
294	C-LHR-4023	SAN	Ali Block	Paktel	Central	1	MSC
295	C-LHR-4032	WDC	Wahdat Colony	Paktel	Central	1	BTS
296	C-FSB-4048	FSC	Faisalabad	Paktel	Central	1	MSC
297	C-MLT-4054	MSC	MSC Multan	Paktel	Central	1	MSC
298	C-PBN-4118	PBN	Pindi Bhattiani	Paktel	Central	2	BTS
299	C-BLP-4101	BLP	Bahawalpur-1	Paktel	Central	2	BTS
300	C-GRN-4087	GPC	Kangniwala Gujranwala	Paktel	Central	2	BTS
301	C-ADK-4406	ADK	Adda Kamir	Paktel	Central	3-B	BTS
302	C-BHP-4462	BUT	Phool Nagar	Paktel	Central	3-B	BTS
303	C-KRK-4404	KRK	Kot Radha Kishan, Kasur	Paktel	Central	3-B	BTS
304	C-ROR-4482	ROR	Roranwala	Paktel	Central	3-B	BTS
305	C-SDL-4505	SDL	Shadhiwal	Paktel	Central	4	BTS
306	C-SAH-4504	SAH	Illegible	Paktel	Central	4	BTS
307	C-MON-4500	MON	Mona	Paktel	Central	4	BTS
308	C-KRL-4495	KRL	Kananwala	Paktel	Central	4	BTS
309	C-HLW-4490	HHC	Havel Wasawewalla, Okara	Paktel	Central	4	BTS
310	C-AWS-4487	AWS	Awan Sharif, Gujrat	Paktel	Central	4	BTS
Illegible	Illegible	Illegible	Illegible	Illegible	Illegible	Illegible	Illegible
312	C-LHR-4297	LMP	Lahore	Paktel	Central	3-B	BTS
313	C-ARW-4107	ARW	Illegible	Paktel	Central	2	BTS
314	C-LHR-4853	BAD	Illegible	Paktel	Central	1	BTS
315	C-SLK-4359	Illegible	Illegible	Paktel	Central	Illegible	BTS
316	Illegible	SGL	Illegible	Paktel	Central	1	BTS
317	C-LHR-4355	Illegible	Hadiara	Paktel	Central	1	BTS
318	C-LHR-4356	MNH	Illegible	Paktel	Central	1	BTS
319	C-KBS-4264	KBS	Illegible	Paktel	Central	4	BTS
320	C-KHA-4416	Illegible	Illegible	Paktel	Central	3-B	BTS
321	C-PSR-4400	Illegible	Illegible	Paktel	Central	4	BTS
322	C-KOM-4442	KOM	Illegible	Paktel	Central	Illegible	BTS
323	Illegible	HLW	Illegible	Paktel	Central	Illegible	BTS
324	C-JHR-4158	JHR	Illegible	Paktel	Central	Illegible	BTS

10

S. No	Site Code	Site ID	Site Name	Owned By	Region	Phase	BSC MSC BTS
325	C-TTS-4395	TGM	Toba Tek Singh	Paktel	Central	3-B	BTS
326	C-TWA-4140	TWA	Tandlanwala	Paktel	Central	3-B	BTS
327	C-MLT-4279	MBU	Multan	Paktel	Central	3-B	BTS
328	C-MLT-4471	MGY	Multan	Paktel	Central	3-B	BTS
329	C-ADP-4138	ADP	Ahmed Pur East	Paktel	Central	3-B	BTS
330	C-ALR-4465	ALR	Ali Pur	Paktel	Central	3-B	BTS
331	C-HRN-4134	HNT	Haroon Abad	Paktel	Central	3-B	BTS
332	C-YZM-4470	YZM	Yazman	Paktel	Central	3-B	BTS
333	C-JDW-4412	JDW	Jamal din Wali	Paktel	Central	3-B	BTS
334	C-SHW-4413	SHW	Sheikh Wahan	Paktel	Central	3-B	BTS
335	C-KDU-4106	KDU	Kot Addu	Paktel	Central	2	BTS
336	C-KAM-4188	KAM	Kamalia	Paktel	Central	3-A	BTS
337	C-DSK-4196	DKA	Daska	Paktel	Central	3-A	BTS
338	C-FSB-4248	PRL	Faisalabad	Paktel	Central	3-A	BTS
339	C-GRN-4269	GAH	Gujranwala	Paktel	Central	3-A	BTS
340	C-LHR-4316	LAT	Lahore	Paktel	Central	3-A	BTS
341	C-LHR-4346	LND	Lahore	Paktel	Central	3-A	BTS
342	C-SHK-4242	SHU	Shiekhupua	Paktel	Central	3-A	BTS
343	C-SLK-4323	SNZ	Sialkot	Paktel	Central	3-A	BSC
344	C-LHR-4362	LGX	Lahore	Paktel	Central	3-B	BTS
345	C-KRW-4497	KRW	Khewra	Paktel	Central	4	BTS
346	C-LHR-4562	LDK	Lahore	Paktel	Central	4	BTS
347	C-LHR-4561	LBL	Lahore	Paktel	Central	4	BTS
348	C-LHR-4559	LSG	Lahore	Paktel	Central	4	BTS
349	C-LHR-4558	LES	Lahore	Paktel	Central	4	BTS
350	C-LHR-4554	LNA	Lahore	Paktel	Central	4	BTS
351	C-LHR-4553	LBK	Lahore	Paktel	Central	4	BTS
352	C-LHR-4552	LFS	Lahore	Paktel	Central	4	BTS
353	C-LHR-4551	LNM	Lahore	Paktel	Central	4	BTS
354	C-LHR-4549	LCV	Lahore	Paktel	Central	4	BTS
355	C-LHR-4547	LDH	Lahore	Paktel	Central	4	BTS
356	C-LHR-4544	LGG	Lahore	Paktel	Central	4	BTS
357	C-LHR-4542	LUR	Lahore	Paktel	Central	4	BTS
358	C-LHR-4541	LKS	Lahore	Paktel	Central	4	BTS
359	C-LHR-4540	LST	Lahore	Paktel	Central	4	BTS
360	C-LHR-4539	LDW	Lahore	Paktel	Central	4	BTS
361	C-DHK-4510	DHK	Dhounkal	Paktel	Central	4	BTS
362	C-SIN-4597	SIN	Sinawan	Paktel	Central	4	BTS
363	C-NRS-4594	NRS	Noor Shah	Paktel	Central	4	BTS
364	C-KTS-4595	KTS	Kot Sultan	Paktel	Central	4	BTS
365	C-DZP-4596	DZP	Dera Zaireen Pannah	Paktel	Central	4	BTS
366	C-QKW-4537	QKW	Qila Qalar wala	Paktel	Central	4	BTS
367	C-BIN-4536	BIN	Badhiana	Paktel	Central	4	BTS
368	C-MRO-4579	MRO	Toba Tek Singh Mor-6	Paktel	Central	4	BTS
369	C-TSW-4566	TSW	Sahiwal	Paktel	Central	4	BTS
370	C-MFG-4105	MPG	Muzaffar Garh	Paktel	Central	4	BTS
371	C-LHR-4612	LDM	Lahore (1800 MHz)	Paktel	Central	4	BTS
372	C-LHR-4614	LDD	Lahore (1800 MHz)	Paktel	Central	4	BTS
373	C-LHR-4619	LNB	Lahore (1800 MHz)	Paktel	Central	4	BTS
374	C-LHR-4620	LFL	Lahore (1800 MHz)	Paktel	Central	4	BTS
375	C-LHR-4621	LKE	Lahore (1800 MHz)	Paktel	Central	4	BTS
376	C-LHR-4622	LCA	Lahore (1800 MHz)	Paktel	Central	4	BTS
377	C-LHR-4624	LJM	Lahore (1800 MHz)	Paktel	Central	4	BTS
378	C-LHR-4625	LHP	Lahore (1800 MHz)	Paktel	Central	4	BTS
379	C-LHR-4626	LJP	Lahore (1800 MHz)	Paktel	Central	4	BTS

11

S. No	Site Code	Site ID	Site Name	Owned By	Region	Phase	BSC MSC BTS
380	C-PWL-4581	PWL	Paw Lianl				BTS
381	C-SJW-4568	SJW	Shah Jewna				BTS
382	C-BOH-4573	BOH	Bonga Hayyat Khan	Paktel	Central	4	BTS
383	C-BKY-4582	BKY	Buchakey	Paktel	Central	4	BTS
384	C-PUL-4571	PUL	Pul Illegible	Paktel	Central	4	BTS
385	C-LHM-4570	LHM	Lukh Mor	Paktel	Central	4	BTS
386	C-NUR-4574	NUR	Noor Pur	Paktel	Central	4	BTS
387	C-HJM-4171	HJM	Hujra Shah Muqeem	Paktel	Central	4	BTS
388	C-APS-4569	APS	Ahmad Pur Sial	Paktel	Central	4	BTS
389	C-BYA-4583	BYA	Buchyana	Paktel	Central	4	BTS
390	C-FSB-4049	FBC	Faisalabad	Paktel	Central	4	BTS
391	C-SIW-4567	SIW	Silanwadi	Paktel	Central	4	BTS
392	C-LHR-4607	LWR	Lahore	Paktel	Central	4	BTS
393	C-HAS-4585	HAS	Harsa Sheikh, Chiniot	Paktel	Central	4	BTS
394	C-KNW-4580	KNW	Khamnawala	Paktel	Central	4	BTS
395	C-PRT-4575	PRT	Purana Thana (Pakpattan)	Paktel	Central	4	BTS
396	C-GTM-4514	GTM	Ghot Machi	Paktel	Central	4	BTS
397	C-SZL-4512	SZL	Kot Subzal	Paktel	Central	4	BTS
398	C-SMS-4528	SMS	Samasata	Paktel	Central	4	BTS
399	C-TMD-4522	TMD	Tarinda Muhammad Pannah	Paktel	Central	4	BTS
400	C-FRZ-4520	FRZ	Feroza	Paktel	Central	4	BTS
401	C-LHR-4623	LQL	Lahore	Paktel	Central	4	BTS
402	C-IQA-4918	IQA	Iqbalabad	Paktel	Central	4	BTS
403	C-MAQ-4919	MAQ	Mianwali Qureshian	Paktel	Central	4	BTS
404	C-SYW-4584	SYW	Sayyan Wala	Paktel	Central	4	BTS
405	C-MRK-4527	MRK	Musafar Khana	Paktel	Central	4	BTS
406	C-SKF-4576	SKF	Shiekh Fazil	Paktel	Central	4	BTS
407	C-JBT-4519	JBT	Jatta Bhutta	Paktel	Central	4	BTS
408	C-MIT-4565	MIT	Mitha Tiwana	Paktel	Central	4	BTS
409	C-UHS-4523	UHS	Uch Sharif	Paktel	Central	4	BTS
410	C-KBL-4525	KBL	Khan Bela	Paktel	Central	4	BTS
411	C-LHR-4618	LWL	Lahore	Paktel	Central	4	BTS
412	C-MDH-4572	MDH	Mandi Hira Singh	Paktel	Central	4	BTS
413	C-CHG-4534	CHG	Chuni Ghot	Paktel	Central	4	BTS
414	C-KNB-4533	KNB	Khan Bela	Paktel	Central	4	BTS
415	C-ALD-4521	ALD	Allahabad	Paktel	Central	4	BTS
416	C-ZRP-4517	ZRP	Zahir Peer	Paktel	Central	4	BTS
417	C-CKS-4531	CKS	Choack Swetra	Paktel	Central	4	BTS
418	C-DBA-4529	DBA	Dera Bukha	Paktel	Central	4	BTS
419	C-FSB-4693	FNG	Faisalabad	Paktel	Central	4	BTS
420	C-FSB-4696	FST	Faisalabad	Paktel	Central	4	BTS
421	C-FSB-4697	FBM	Faisalabad	Paktel	Central	4	BTS
422	C-FSB-4699	FPC	Faisalabad	Paktel	Central	4	BTS
423	C-FSB-4700	FCJ	Faisalabad	Paktel	Central	4	BTS
424	C-FSB-4701	FSM	Faisalabad	Paktel	Central	4	BTS
425	C-FSB-4702	FMR	Faisalabad	Paktel	Central	4	BTS
426	C-FSB-4703	FRG	Faisalabad	Paktel	Central	4	BTS
427	C-FSB-4705	FDR	Faisalabad	Paktel	Central	4	BTS
428	C-FSB-4706	FLZ	Faisalabad	Paktel	Central	4	BTS
429	C-FSB-4707	FMN	Faisalabad	Paktel	Central	4	BTS
430	C-FSB-4708	FHM	Faisalabad	Paktel	Central	4	BTS
431	C-FSB-4710	FIP	Faisalabad	Paktel	Central	4	BTS
432	C-FSB-4712	FBC	Faisalabad	Paktel	Central	4	BTS
433	C-GJT-4628	GRB	Illegible				BTS
434	C-GJT-4630	GQC	Gujrat	Paktel	Central	4	BTS

12

S. No	Site Code	Site ID	Site Name	Owned By	Region	Phase	BSC MSC BTS
435	C-GJT-4631	GHS	Gujrat	Paktel	Central	4	BTS
436	C-GJT-4632	GOS	Gujrat	Paktel	Central	4	BTS
437	C-GJT-4633	GBJ	Gujrat	Paktel	Central	4	BTS
438	C-GJT-4634	GDK	Gujrat	Paktel	Central	4	BTS
439	C-GRN-4766	GBB	Gujranwala	Paktel	Central	4	BTS
440	C-GRN-4767		Gujranwala	Paktel	Central	4	BTS
441	C-GRN-4769	GGC	Gujranwala	Paktel	Central	4	BTS
442	C-GRN-4770		Gujranwala	Paktel	Central	4	BTS
443	C-GRN-4773	GSC	Gujranwala	Paktel	Central	4	BTS
444	C-GRN-4774	GGA	Gujranwala	Paktel	Central	4	BTS
445	C-KPN-4526	KPN	Khan Pur Naranga	Paktel	Central	4	BTS
446	C-LHR-4538	LMG	Lahore	Paktel	Central	4	BTS
447	C-LHR-4548	LWK	Lahore	Paktel	Central	4	BTS
448	C-LHR-4604	LSF	Lahore	Paktel	Central	4	BTS
449	C-LHR-4605	LRB	Lahore	Paktel	Central	4	BTS
450	C-LHR-4611	LSH	Lahore	Paktel	Central	4	BTS
451	C-LHR-4635	LGN	Lahore	Paktel	Central	4	BTS
452	C-LHR-4637	LOC	Lahore	Paktel	Central	4	BTS
453	C-LHR-4638	LVH	Lahore	Paktel	Central	4	BTS
454	C-LHR-4639	LSA	Lahore	Paktel	Central	4	BTS
455	C-LHR-4640	LMH	Lahore	Paktel	Central	4	BTS
456	C-LHR-4641	LAN	Lahore	Paktel	Central	4	BTS
457	C-LHR-4651	LKB	Lahore	Paktel	Central	4	BTS
458	C-MLT-4733	MSP	Multan	Paktel	Central	4	BTS
459	C-MLT-4736	MBW	Multan	Paktel	Central	4	BTS
460	C-MLT-4737	MMD	Multan	Paktel	Central	4	BTS
461	C-MLT-4738	MRK	Multan	Paktel	Central	4	BTS
462	C-MLT-4740	MPF	Multan	Paktel	Central	4	BTS
463	C-SDW-4578	SDW	Sindhlianwali	Paktel	Central	4	BTS
464	C-SJA-4518	SJA	Sehja	Paktel	Central	4	BTS
465	C-SJP-4513	SJP	Sanjur Pur	Paktel	Central	4	BTS
466	C-SRJ-4602	SRJ	Sheikhupura	Paktel	Central	4	BTS
467	C-SHK-4916	SUP	Sheikhupura	Paktel	Central	4	BTS
468	C-KHA-4831	KAZ	Gujarat	Paktel	Central	4	BTS
469	C-OKA-4826	ORM	Okara	Paktel	Central	4	BTS
470	C-OKA-4827	OLC	Okara	Paktel	Central	4	BTS
471	C-RYK-4821	RBH	Rahim Yar Khan	Paktel	Central	4	BTS
472	C-BLP-4793	BPC	Buhawalpur	Paktel	Central	4	BTS
473	C-JHG-4820	JFC	Jhung	Paktel	Central	4	BTS
474	C-BLP-4792	BMC	Buhawalpur	Paktel	Central	4	BTS
475	C-BLP-4794	BMM	Bahawalpur	Paktel	Central	4	BTS
1	S-KHI-0014	LMT	Lee Market Karachi	Paktel	South	1	BTS
2	S-TRI-0195	Illegible	Khairpur	Paktel	South	3-B	BTS
3	S-HLA-0144	Illegible	Hala	Paktel	South	3-B	BTS
4	S-LKH-0340	LKH	Shekarpur	Paktel	South	3-A	BTS
5	S-KHI-0218	KPT	Asif Textile Indus Karachi	Paktel	South	3-A	BTS
6	S-LRK-0164	LKA	Larkana	Paktel	South	3-A	BSC
7	S-OTA-0170	OOK	Krani Road Quetta	Paktel	South	3-B	BTS
8	S-KHI-0808	ON	Illegible	Paktel	South	3-A	BTS
9	Illegible	Illegible	Illegible	Paktel	South	3-A	BTS
10	Illegible	Illegible	Gager Phatak	Paktel	South	3-A	BTS
11	Illegible	NAW	Nawabshah	Paktel	South	4	BTS
12-A	Illegible	SHA	Karachi	Paktel	South	1	BTS
12-B	Illegible	SHA	Karachi	Paktel	South	1	BTS
12-C	Illegible	SHA	Karachi	Paktel	South	1	MSC

13

S. No	Site Code	Site ID	Site Name	Owned By	Region	Phase	BSC MSC BTS
13	S-KTR-0139	KTR	Kotri Industrial Area, Hyderabad	Paktel	South	3-A	BTS
14	S-HYD-0190	HIH	Industrial Estate, Hyderabad	Paktel	South	3-A	MSC
15	S-MRI-0254	MRI	Matlan, Hyderabad	Paktel	South	3-A	BTS
16	S-NOR-0348	ASH	Jhampir Taluka, Thatta	Paktel	South	3-A	BTS
17	S-QTA-0173	QRS	Quetta	Paktel	South	3-A	BTS
18	S-PIH-0351	PIH	Machaan Pashin	Paktel	South	3-A	BTS
19	S-NOR-0349	DBC	Thana Bola Khan	Paktel	South	3-A	BTS
20	S-QTA-0174	QMA	Ghaizai Road, Quetta	Paktel	South	3-A	BTS
21	S-MOR-0158	MOR	Noshero Feroz	Paktel	South	3-A	BTS
22	S-JHO-0257	JHO	Kotri Tappo, Jamshoro	Paktel	South	3-A	BTS
23	S-KHI-0226	SST	North Karachi	Paktel	South	3-A	BTS
24	S-KHI-0066	AHR	Isphahani Road, Karachi	Paktel	South	1	BTS
25	S-SUK-0313	SDG	Jinnah Chock, Sukkur	Paktel	South	3-A	BTS
26	S-HYD-0189	HTT	Affendi Town, Hyderabad	Paktel	South	3-A	BTS
27	S-STB-0336	STB	Tando Allahyar	Paktel	South	3-A	BTS
28	S-KHI-0240	PPC	Old Golimar Karachi	Paktel	South	3-A	BTS
29	S-HYD-0188	HRC	Hali Road, Hyderabad	Paktel	South	3-A	BTS
30	S-JCB-0331	JCD	Jacobabad	Paktel	South	2	BTS
31	S-HYD-0183	HBH	Latifabad, Hyderabad	Paktel	South	3-A	BTS
33	S-KHI-0079	RMR	Gulistan-e-Johar, Karachi	Paktel	South	2	BTS
34	S-HYD-0182	HOC	Latifabad, Hyderabad	Paktel	South	3-A	BTS
35	S-HYD-0312	HYC	Resajiah Road, Hyderabad	Paktel	South	3-A	BTS
36	S-SUK-0330	SOS	Sukkur	Paktel	South	2	BTS
37	S-KHI-0233	NTL	Banaras Colony, Karachi	Paktel	South	3-A	BTS
38	S-KHI-0327	KKC	Khudadad Colony, Karachi	Paktel	South	2	BTS
39	S-GWD-0326	GAR	Gwader	Paktel	South	2	BTS
40	S-SUK-0314	SFM	Sukkur	Paktel	South	3-A	BTS
41	S-KHI-0232	TPS	Falcon Apartment, Karachi	Paktel	South	3-A	BTS
42	S-KHI-0130	MSL	Zalbunissa Street, Karachi	Paktel	South	2	BTS
43	S-QTA-0126	SRB	Hamza Street, Quetta	Paktel	South	2	BSC
44	S-KHI-0087	DFN	Defence Phase-IV, Karachi	Paktel	South	2	BTS
45	S-KHI-0069	DTC	Commercial Street, DHA, Karachi	Paktel	South	1	BTS
46	S-KHI-0058	RZV	Rizvia Housing Society	Paktel	South	1	BTS
47	S-KHI-0062	GRD	Lakhani Auto Plaza, Karachi	Paktel	South	1	BTS
48	S-KHI-0059	DJE	Dhurajee Siraj-ud-Dulla	Paktel	South	1	BTS
49	S-HYD-0093	HYD	Qasimabad, Hyderabad	Paktel	South	2	BTS
50	S-KHI-0056	KPL	Illegible	Paktel	South	1	BTS
51	S-KHJ-0080	EMK	Sadda, Karachi	Paktel	South	2	BTS
52	S-SKP-0110	SKP	Shikarpur	Paktel	South	2	BTS
53	S-JCB-0106	JBD	Jaacobabad	Paktel	South	2	BTS
54	S-SUK-0102	SUK	Milltay Quarters, Sukkur	Paktel	South	2	BSC
55	S-PNQ-0155	PNO	Illegible	Paktel	South	3-A	BTS
56	Illegible	MDV	Illegible	Paktel	South	3-A	BTS
57	Illegible	LTB	Illegible	Paktel	South	3-A	BTS
58	Illegible	Illegible	Illegible	Paktel	South	3-A	BTS
59	Illegible	Illegible	Illegible	Paktel	South	Illegible	BTS
60	Illegible	Illegible	Illegible	Paktel	South	Illegible	BTS
61	Illegible	Illegible	Illegible	Paktel	South	Illegible	BTS
62	Illegible	Illegible	Illegible	Paktel	South	Illegible	BTS
63	Illegible	Illegible	Illegible	Paktel	South	Illegible	BTS
64	Illegible	Illegible	Illegible	Paktel	South	Illegible	BTS
65	Illegible	Illegible	Illegible	Paktel	South	Illegible	BTS
66	Illegible	Illegible	Illegible	Paktel	South	Illegible	BTS
67	Illegible	Illegible	Illegible	Paktel	South	Illegible	BTS

14

S.No	Site Code	Site ID	Site Name	Owned By	Region	Phase	BSC MSC BTS
68	S-KHI-0292	CVC	Karachi	Paktel	South	3-A	BTS
69	S-SYD-0191	SYD	Hala	Paktel	South	3-B	BTS
70	S-SBI-0153	SBI	Illegible	Paktel	South	3-B	BTS
71	S-TDJ-0338	TDJ	Deh Hotki Hyderabad	Paktel	South	3-A	BTS
72	S-SDD-0149	SDD	Shahdadkot	Paktel	South	3-A	BTS
73	S-KMB-0151	KMB	Jhagro Qamber	Paktel	South	3-A	BTS
74	S-KHI-0076	SJE	Surjani Town, Karachi	Paktel	South	2	BTS
75	S-HYD-0074	HDD	Hyderabad	Paktel	South	1	BTS
76	S-KHI-0016	JC	State Life Bldg #2	Paktel	South	1	BTS
77	S-KHI-0070	NNZ	North Nazimabad, Karachi	Paktel	South	1	BTS
78	S-KHI-0038	MRD	M.A. Jinnah Road, Karachi	Paktel	South	1	BTS
79	S-KHI-0051	KPF	Pipe Factory, Karachi	Paktel	South	1	BTS
80	S-HYD-0075	ABH	Autobhan Road, Hyderabad	Paktel	South	1	BTS
81	S-KHI-0020	PKI	Korangi Industrial Area, Karachi	Paktel	South	1	BTS
82	S-KHI-0049	GDD	Pakistan Steel Mills, Karchi	Paktel	South	1	BTS
83	S-KHI-0023	EBM	RBS English Biscuit Factory	Paktel	South	1	BTS
84	S-KHI-0004	ZIA	Zlauddin Hospital, Karachi	Paktel	South	1	BTS
85	S-KHI-0044	GJR	Gullstan-e-Jauhar, Karachi	Paktel	South	1	BTS
86	S-KHI-0039	PNS	RBS PNSC	Paktel	South	1	BTS
87	S-KHI-0048	PMC	MALIRHALT	Paktel	South	1	BTS
88	S-KHI-0064	QSB	QASBA COLONY, KARACHI	Pakcom	South	1	BTS
89	S-KHI-0071	DSC	Deffence Ph-IV, DHA	Paktel	South	1	BTS
90	S-KHI-0008	PDC	DC CENTRAL NNABAD	Paktel	South	1	BTS
91	S-KHI-0026	PSB	RBS Chapal	Paktel	South	1	BTS
92	S-KHI-0129	STC	Garden Road, Karachi	Paktel	South	2	BTS
93	S-KHI-0061	BHC	Behar Colony, Karachi	Paktel	South	1	BTS
94	S-KHI-0134	DFC	DHA Karachi	Paktel	South	2	BTS
95	S-TDA-0101	TDA	Tando Allahyar, Hyderabad	Paktel	South	2	BTS
96	S-KHI-0019	SMC	Siemens Chowk, Karachi	Paktel	South	1	BTS
97	S-GOL-0197	GOL	Golarchi, Badin	Paktel	South	3-B	BTS
98	S-KHI-0279	CRC	Ittehad Lane, DHA, Karachi	Paktel	South	3-A	BTS
99	S-KHI-0305	QBA	Karachi	Paktel	South	3-A	BTS
100	S-KHI-0301	KFC	Karachi	Paktel	South	3-A	BTS
101	S-KHI-0209	FTC	Karachi	Paktel	South	3-A	BTS
102	S-JTL-0086	JTL	Khudabad Colony	Paktel	South	2	BTS
103	S-KHI-0063	GSN	Gulshan-e-Iqbal, Karachi	Paktel	South	1	BTS
104	S-KHI-0065	ABB	Karachi	Paktel	South	1	BTS
105	S-KHI-0067	JAL	Moalimabad, Jail Road, Karachi	Paktel	South	1	BTS
106	S-KHI-0084	MPR	Orangi Township, Karachi	Paktel	South	2	BTS
107	S-JHT-0094	THT	BukhartMuhallah, Makli Thatta	Paktel	South	2	BTS
108	S-KHI-0077	11B	North Karachi Township, Karachi	Paktel	South	2	BTS
109	S-KHI-0083	BTO	Orangi Town, Karachi	Paktel	South	2	BTS
110	S-KHI-0086	BTO	Orangi Town, Karachi	Paktel	South	2	BTS
111	S-KHI-0081	KIA	Korangi Industrial Area, Karachi	Paktel	South	2	BTS
112	S-MRK-0096	MPS	Satellite Twon, Mirpur Khas	Paktel	South	2	BTS
113	S-KHI-0078	Illegible	Gulistan-e-Illegible, Karachi	Paktel	South	2	BTS
114	S-KRP-0112	KRP	Khairpur	Paktel	South	Illegibile	BTS
115	S-LRK-0108	LAR	Larkana	Paktel	South	Illegibile	BTS
116	S-LRK-0107	LRK	Karma Bagh, Illegible	Paktel	South	Illegibile	BTS
117	S-DDD-0111	Illegible	Illegibile	Paktel	South	Illegibile	BTS
118	S-KHI-0088	Illegible	Illegibile	Paktel	South	Illegibile	BTS
119	S-KHI-0086	Illegible	Illegibile	Paktel	South	Illegibile	BTS
120	Illegible	Illegible	Illegibile	Paktel	South	Illegibile	BTS
121	Illegible	DES	Illegibile	Paktel	South	Illegibile	BTS
122	S-KHI-0115	HBR	Illegibile	Paktel	South	Illegibile	BTS

15

S.No	Site Code	Site ID	Site Name	Owned By	Region	Phase	BSC MSC BTS
123	S-TBT-0091	TBT	Turbat	Paktel	South	2	BTS
124	S-KHI-0128	THB	Tana Bula Khan, Dadu	Paktel	South	2	BTS
125	S- KHI-0082	KPB	Hijrat Colony, Karachi	Paktel	South	2	BTS
126	S-SUK-0329	SRP	Sindh Small Industries Estate, Sukkur	Paktel	South	2	BSC
127	S-KHI-0114	SSH	Sher Shah Colony, Karachi	Paktel	South	2	BTS
128	S-KHI-0307	PNC	Karachi	Paktel	South	3-A	BTS
129	S-KHI-0266	KPO	Karachi	Paktel	South	3-B	BTS
130	S-NFZ-0321	NFZ	Nausheroferoz	Paktel	South	3-B	BTS
131	S-TMK-0148	TMK	Tando Muhammad Khan	Paktel	South	3-B	BTS
132	S-URT-0165	URT	Umarkot	Paktel	South	3-B	BTS
133	S-MHI-0259	MHI	Mithi, Tharparkar	Paktel	South	3-B	BTS
134	S-KDI-0270	KDI	Kandhlaro	Paktel	South	3-B	BTS
135	S-KHI-0229	KLQ	Karachi	Paktel	South	3-B	BTS
136	S-KHI-0227	KJC	Karachi	Paktel	South	3-B	BTS
137	S-KHI-0010	ORG	Karachi/Paktell Property	Paktel	South	1	BTS
138	S-KHI-0293	KSC	Karachi	Paktel	South	4	BTS
139	S-KHI-0291		Karachi	Paktel	South	4	BTS
140	S-KHI-0225	KTM	Karachi	Paktel	South	3-B	BTS
141	S-HYD-0185	HJU	Hyderabad	Paktel	South	3-B	BTS
142	S-HYD-0184	HBC	Hyderabad	Paktel	South	3-B	BTS
143	S-HYD-0180	HHS	Hyderabad	Paktel	South	3-B	BTS
144	S-GAO-0268	GAO	Gharo	Paktel	South	3-B	BTS
145	S-DLP-0269	DLP	Daulatpur	Paktel	South	3-B	BTS
146	S-KHI-0249	KGO	Karachi	Paktel	South	3-B	BTS
147	S-KHI-0248	KNF	Karachi	Paktel	South	3-B	BTS
148	S-KHI-0231	KIC	Karachi	Paktel	South	3-B	BTS

150	S-MPM-0140	MPM	Mirpur Mathelo	Paktel	South	3-B	BTS
151	S-TAM-0275	TAM	Tandomasti	Paktel	South	3-B	BTS
152	S-KOK-0271	KOK	Kotri Kabir	Paktel	South	3-B	BTS
153	S-KAH-0255	KAH	Kashmore	Paktel	South	3-B	BTS
154	S-KDK-0146	KDK	Kandhkot	Paktel	South	3-B	BTS
155	S-MER-0258	MER	Mehar	Paktel	South	3-B	BTS
156	S-GRY-0196	GRY	Garhi Yasin	Paktel	South	3-B	BTS

158	S-GBT-0187	GBT	Gambat	Paktel	South	3-B	BTS
159	S-SNG-0177	SNG	Sanghar	Paktel	South	3-B	BTS
160	S-NSB-0260	NSB	Nasirabad	Paktel	South	3-B	BTS
161	S-KHI-0289	KSM	Karachi	Paktel	South	3-B	BTS
162	S-KHI-0246	KKK	Karachi	Paktel	South	3-B	BTS
163	S-RTD-0150	RTD	Ratodero	Paktel	South	3-A	BTS
164	S-KHI-0303	KFH	Karachi	Paktel	South	3-A	BTS
165	S-KHI-0276	VHS	Karachi	Paktel	South	3-A	BTS
166	S-KHI-0272	BOT	Karachi	Paktel	South	3-A	BTS
167	S-Illegible	FSN	Karachi	Paktel	South	3-A	BTS
168	S-Illegible	PNC	Karachi	Paktel	South	3-A	BTS
169	S-Illegible	BDD	Karachi	Paktel	South	3-A	BTS
170	S-Illegible	MTO	Karachi	Paktel	South	3-A	BTS
171	S-Illegible	GNB	Illegible	Paktel	South	Illegible	BTS
172	S-Illegible	KDR	Illegible	Paktel	South	Illegible	BTS
173	S-Illegible	Illegible	Illegible	Paktel	South	Illegible	BTS
174	S-Illegible	Illegible	Illegible	Paktel	South	4	BTS
175	S-HYD-0483	Illegible	Hyderabad	Paktel	South	4	BTS
176	S-JHO-0481	Illegible	Jam Shoroo	Paktel	South	4	BTS
177	S-KHI-0408	Illegible	Karachi	Paktel	South	4	BTS

16

S.No.	Site Code	Site ID	Site Name	Owned By	Region	Phase	BSC MSC BTS
179	S-KHI-0416		Karachi	Paktel	South	4	BTS
181	S-KHI-0418		Karachi	Paktel	South	4	BTS
182	S-KHI-0425		Karachi	Paktel	South	4	BTS
183	S-KHI-0426		Karachi	Paktel	South	4	BTS
184	S-KHI-0430		Karachi	Paktel	South	4	BTS
185	S-KHI-0431		Karachi	Paktel	South	4	BTS
186	S-KHI-0441		Karachi	Paktel	South	4	BTS
187	S-KTR-0484		Dadu	Paktel	South	4	BTS
188	S-KHI-0602	KKE	Karachi	Paktel	South	4	BTS
189	S-NWB-0166	NWH	Nawabshah	Paktel	South	4	BTS
190	S-SUK-0490		Sukkur	Paktel	South	4	BTS
191	S-LRK-0563		Larkana	Paktel	South	4	BTS
192	S-MPK-0601		Mirpurkhas	Paktel	South	4	BTS
193	S-SUK-0486		Sukkur	Paktel	South	4	BTS
194	S-SUK-0487		Sukkur	Paktel	South	4	BTS

17

PAKTEL LIMITED
Owned Property Detail

S.#	Location	Description/Address	Area Sq. Ft.	Est. Value PKR	Documents	Comments

1	Karachi	MSC Karachi, 15 Shops on Plot NO. FL-1, Block 16, KDA Scheme NO. 24, Hasan Centre, karachi	7,826	3,873,871	copies only	Mortgage deed signed in ABN favour but not yet registered due to administrative issues

2	Karachi	DHA RBS 34-C Shahbaz Commercial Street, Phase VI Defecnce, Karachi	330	1,100,000	original with ABN	Mortgage deed signed in ABN favour but not yet registered due to administrative issues

3	Islamabad	Islamabad Plot # 104 Islamabad- MSC	2,444	140,000,000	original with Paktel	Original documents found - yet to be mortgaged in ABN favour

4	Swat	Hill Top - RBS, Khewat NO. 1041, Khatooni NO. 1292, District Mangora	N/A	200,000	originals with ABN	Mortgaged registered in favour of ABN - original docs with ABN

5	Lahore	Sixth Floor, Davis Hytes, Davis Road, Lahore, Old MSC	4,900	30,000,000	originals with ABN	Mortgaged registered in favour of ABN - original docs with ABN

6	Faisalabad	Paktel Office / MSC, West Canal Road Gujar Khan wala Faisalabad (670 sq yds)	3,234	estimates not taken	originals with ABN	Mortgaged registered in favour of ABN - original docs with ABN

7	Multan	Paktel MSC Multan, Khasra No. 40, situated at Kila Oasim Bagh Multan City.	2,456	estimates not taken	originals with Paktel	cannot be mortgaged - grant

8	Lahore	Khewat No. 3523, Khatoni No. 5614, Khasra NO.370/1 situated at Bakhat Floor Mills Area.	3,000	2,000,000	s certified copies with ABN	Mortgaged registered in favour of ABN - original does with ABN

9	Bahawalpur	BTS site at Band Master House, Near STN Tower, Gulstan Colony, Kama, within Corporation Limits, District and Tehsil Bahawalpur	1,350	500,000	copies only	Mortgage deed signed in ABN favour but not yet registered due to administrative issues
		TOTAL		177,673,871

            Note:

PAKTEL OFFICE PROPERTIES (LEASED)

S.No.	Office	Owner’s Name	Region	Residential Address
1	Head office Blue Area	Mohabat Khan	North	68-E Jinnah Avenue, Blue area, Islamabad
2	Peshawar office	Syed Muhammad Tariq Shah	North	1st floor, Lumpy Arcade, Fakre-e-Alam Rd, Peshawar Cantt
3	Jhelum office	Mohammad Aslam	North	Old Capri Hotel, G.T Road Jada Choongi, Jhelum
4	Admin Warehouse	Ihsan	North	Plot No. 395-396, Industrial Area, I 9/3 ISB
5	GSM Store	Nasruliah Khan	North	st 14 Industrial Area, I-9/2 ISB
1	Paktel Office, 14-Ali Block, NGT, Lahore	Sh. Fawad Masood	Central	Empire centre, Main Bouleward, Gulberg, Lahore.
2	Hanjarwal store, Multan Road, Lahore.	Mustafa Raheem	Central	Samsani Khohi, Johar Town, Lahore.
3	Hanjarwal store, Multan Road, Lahore.	Riaz Ahmed Qadeer	Central	Samsani Road, PO Mansoora, Hanjarwal Lahore
4	Shop No. 53, Trust Plaza, GT Road, Gujranwala.	Hafeez Ahmed	Central	6 U, Zulifqar Lane, Cavalary Ext. Lahore Cantt.
5	Shop No. 54, Trust Plaza, GT Road, Gujranwala.	Muhammad Rasheed	Central	51 Sadar Area, Gujranwala Cantt.
6	107-A, Khalid Colony, Multan.	Rana Shozaib Noon	Central	1051-F1, Khanewal Road, Rasheedabad, Muitan.
1	Paktel Main Office, 1st Floor SLIC 3, Khi	SLIC	South	N/A
2	Generator Room, G. Floor SLIC 3, Khi	SLIC	South	N/A
3	Customer Service Center, G. Floor SLIC 3, Khi	SLIC	South	N/A
4	Main Office Ext, 1st Floor SLIC 3, Khi	SLIC	South	N/A
5	Main Office Finance Area, 1st Floor SLIC 3, Khi	SLIC	South	N/A
6	Sim Store, G. Floor SLIC 3, Khi	SLIC	South	N/A
7	Genertor Room, G Floor SLIC 3, Khi	SLIC	South	N/A
8	Micro Wave Link Top Roof SLIC 3, Khi	SLIC	South	N/A
9	Paktel Main Office, 3rd Floor SLIC 3, Khi	SLIC	South	N/A
10	Paktel Main Office, 3rd Floor SLIC 3, Khi	SLIC	South	N/A
11	Paktel Office, 3rd Floor SLIC, Thandi Sarak Hyd	SLIC	South	N/A

22

1

PAKTEL OFFICIAL EXPATRIATE RESIDENCES

	Name of	Owner’s	Residential	Monthly	Period of Agreement		Rent paid		Payment					Termination

S.No.

Resident

Name

Address

Rent

From

To

up to

Rent Due in

Terms

										Escalation	Termination	Remarks	Area

Status

1	Mr. Barry Flew	Majeed Ullah Khan	H # 55, St # 3, E-7, lsb	115,000	1-Nov-05	31-Oct-07	31-Oct-07	November	2 years Adv	No escalation	3 months notice		800	Will be retained by Paktel
6	Fredric Brion	Illegible Lodhi	H # 7-A, St # 17, F-6/2, lsb	145,200	10-Sep-06	9-Sep-08	9-Sep-07	September	1 year Adv	No Escalation	3 months notice	Rs. 25200 p/m to be paid by Fredric as per Expatriate policy		Will be retained by Paktel
7	MPS Illegible	Mueen J Abbasi	H # 6-C, St # 14, F-8/3 lsb	76,230	16-Jan-06	15-Jan-07	15-Jan-07	January	6 months Adv	10% after 1 year	1 month notice			Will be retained by Paktel

SITE ID	ALIAS	LOCATION	MSC/BSC	LEASE DATE		STATUS
S-KHI-0068	SHA	Karachi	MSC	1-Nov-02	31-Oct-07	Due in November
S-HYD-0074	HDD	Hyderabad	BSC	1-Aug-04	31-Jul-09	Due in August
S-HYD-0190	HIH	Industrial Estate, Hyderabad	MSC	1-Apr-05	31-Mar-10	Due in April
S-SUK-0102	SUK	Militay Quarters, Sukkur	BSC	1-May-04	30-Apr-09	Due in May
S-SUK-0329	SRP	Sindh Small Industries Estate, Sukkur	BSC	15-Jan-06	14-Jan-12	Due in January
S-LRK-0164	LKA	Larkana	BSC	10-Sep-05	9-Sep-10	Due in September
S-QTA-0126	SRB	Hamza Street, Quetta	BSC	1-Dec-03	30-Nov-08	Due in December
N-ISB-8010	POF	Islamabad	MSC	5-Jan-05	4-Jan-08	Due in January
N-ISB-8134	I-9/2	Paktel Property	MSC	Paktel owned
N-BSC-8025	BSC-2	Balour Plaza, Peshawar	BSC	1-Aug-05	31-Jul-10	Due in July
N-ABD-8169	ABD	Mirpur Road, Abbottabad	BSC	20-Jan-05	19-Jan-10	Due in January
N-JHL-8102	JEM	Jehlum	BSC	21-Jul-05	20-Jul-10	Due in July
N-MDN-8111	MRN	Mardan	BSC	10-Mar-05	9-Mar-10	Due in March
C-MLT-4054	MSC	MSC Multan	MSC	Paktel Owned
C-FSB-4048	FSC	Faisalabad	MSC	Paktel Owned
C-LHR-4023	SAN	Ali Block	MSC	Paktel Owned
Davis Hytes		Lahore	BSC
C-GJT-4333	GIS	Gujrat	BSC	5-Sep-05	4-Sep-10	Due in September
C-SLK-4323	SNZ	Sialkot	BSC	27-Oct-05	26-Oct-10	Due in October
C-SWL-4076	SWL	Jafria Trust, Sahiwal	BSC	16-Sep-02	15-Sep-07	Due in September
C-SRG-4228	SDO	Sargodha	BSC	8-Jul-06	7-Jul-11	Due in July
C-BLP-4230	BPR	Bahawapur	BSC	1-Aug-06	31-Jul-10	Due in August
C-RYK-4212	RYR	Rahim Yar Khan	BSC	13-Jul-06	12-Jul-10	Due in July

SUMMARY OF INDEBTEDNESS

						LIMIT		ACTUAL
BANK	Type of Charge	TYPE OF FACILITY	CURR.	INTEREST TYPE Fixed/Variable	INTEREST RATE %	Credit Limit per each party (000’s)	TOTAL CREDIT LIMIT (000’s)	Amount Outstanding Per Bank (000’s)	LONG & SHORT TOTAL AMTS OUTSTANDING (000’s)
SHORT-TERM DEBT
Bank of Khyber	Charge on any movable property wherever situate and any interest thereon up PKR 30 MILLION	Over Draft	PKR	Fixed	3.5%	90,000	90,000		90,000
Bank of Khyber		Over Draft	PKR	Variable	1 Year KIBOR + 1%	60,000	60,000		60,000
Allied Bank Limited		Over Draft	PKR	Variable	3 Months KIBOR + 0.75%	865,000	865,000		864,190
United Bank Limited		Over Draft	PKR	Variable	1 months KIBOR + 1.25%	880,000	880,000		858,036

Total Short-term Debt									1,872,226

LONG-TERM DEBT

Syndicatioin Markup GSM Phase-I	Charge on any book debt, movable property, a floating charge on the undertaking or property including stock in trade up to PKR 1.3 billion	Long Term	PKR	VAR	Base Rate + 3%		962,679		962,679
United Bank Limited						481,339		481,339

Askari Commercial Bank						240,670		240,670
Union Bank Limited	charge on any book debt of company. Floating charge on the undertaking in stock in trade upto PKR 1.27 billion					240,670		240,670
Syndicatioin Markup GSM Phase-II		Long Term	PKR	VAR	Base Rate + 2.5%		957,771		794,949
United Bank Limited						478,885		397,475
National Bank of Pakistan						478,885		397,475

IFC Loan A	First ranking mortgage by deposit of title deeds in favour of on shoure security trustee for the benefit of each of the secured parties for the purpose of securing the due and timely payment of the secured obligation of the Borrower upto US$60 MILLION.	Long Term	USD	VAR	LIBOR + 3.25%		1,212,400		1,212,400
Note: Charge registration documents have already been provided in the Data Room.

Total Long-Term Debt							3,132,850		2,970,028

NOTE:                  Short-term debt is classed as any external debt that is wholly repayable within 12 months

- If any part of a debt is repayable within 12 months, then it is long-term, with the amount repayable in 2002 classed as current portion of long-term debt;

Amount Outstanding to each Bank

PKR
(000)
Bank Of khyber	150,000
Allied Bank Limited	864,190
United Bank Limited	1,736,850
National Bank of Pakistan	397,475
Union Commercial Bank	240,670
Askari Commercial Bank	240,670
IFC	1,212,400

Total	4,842,255

PAKTEL - HOST

North

S. No	Site Name	Site ID	Site Owner	GSM	TDMA	Comments	Remote/ Local	Paktel Bill Ratio	Pakcom Bill Ratio	Paktel Bill	Pakcom Bill	Total Bill	Site Sharing Flate Rate/Month
1	N-ISB-8004	GUL	Paktel	Y	Y		Remote	1	3.75	21.05263158	78.94736842	100	45000
2	N-ISB-8005	PST	Paktel	Y	Y		Local	1	2	33.33333333	66.66666667	100	45000
3	N-ISB-8010	POF	Paktel	Y	Y	Only Microwave	Local	1	2	33.33333333	66.66666667	100	45000
4	N-ISB-8012	MLD	Paktel	Y	Y		Remote	1	3.75	21.05263158	78.94736842	100	45000
5	N-ISB-8013	IOB	Paktel	Y	Y		Local	1	2	33.33333333	66.66666667	100	45000
6	N-JHL-8021	DNA	Paktel	Y	Y		Remote	1	3.75	21.05263158	78.94736842	100	45000
7	N-ABD-8043	ABD	Paktel	Y	Y		Remote	1	3.75	21.05263158	78.94736842	100	45000
8	N-PSH-8027	CHU	Paktel	Y	Y		Remote	1	3.75	21.05263158	78.94736842	100	45000
9	N-ISB-8014	ADL	Paktel	Y	Y		Local	1	2	33.33333333	66.66666667	100	45000
10	N-SWT-8070	SWT	Paktel	Y	Y		Remote	1	3.75	21.05263158	78.94736842	100	45000
11	N-MDN-8072	MDN	Paktel	Y	Y		Remote	1	3.75	21.05263158	78.94736842	100	45000
				11	11

South

S. No	Site Name	Site ID	Site Owner	GSM	TDMA	Comments							45000
1	S-KHI-0071	DSC	Paktel	Y	Y	ok	Local	1	2	33.33333333	66.66666667	100	45000
2	S-KHl-0023/0602	EBM	Paktel	Y	Y	Site Relocated new code issue	Local	1	2	33.33333333	66.66666667	100	45000
3	S-KHI-0080	EMK	Paktel	Y	Y	ok	Local	1	2	33.33333333	66.66666667	100	45000
4	S-KHI-0049	GDD	Paktel	Y	Y	ok	Local	1	2	33.33333333	66.66666667	100	45000
5	S-KHI-0044	GJR	Paktel	Y	Y	Only Tower share 3anteena 1 Dish	Local	1	2	33.33333333	66.66666667	100	45000
6	S-HYD-0074	HDD	paktel	Y	Y	ok	Remote	1	3.75	21.05263158	76.94735842	100	45000
7	S-KHI-0016	IIC	Paktel	Y	Y	ok	Local	1	2	33.33333333	66.66666667	100	45000
8	S-KH1-0051	KPF	Paktel	Y	Y	ok	Local	1	2	33.33333333	66.66666667	100	45000
9	S-KHI-0038	MRD	Paktel	Y	Y	ok	Local	1	2	33.33333333	66.66666667	100	45000
10	S-KH1-0010	ORG	Paktel	Y	Y	ok	Local	1	2	33.33333333	66.66666667	100	45000
11	S-KH1-0008	PDC	Paktel	Y	Y	ok	Local	1	2	33.33333333	66.66666667	100	45000
12	S-KHl-0020	PKI	Paktel	Y	Y	ok	Local	1	2	33.33333333	66.66666667	100	45000
13	S-KHI-0048	PMC	Paktel	Y	Y	ok	Local	1	2	33.33333333	66.66666667	100	45000
14	S-KHI-0026	PSB	paktel	Y	Y	ok	Local	1	2	33.33333333	66.66666667	100	45000
15	S-KHI-0064	QSB	Paktel	Y	Y	ok	Local	1	2	33.33333333	66.66666667	100	45000
16	S-KHI-0076	SJE	Paktel	Y	Y	ok	Local	1	2	33.33333333	66.66666667	100	45000
17	S-KHI-0019	SMC	Paktel	Y	Y	Only Tower	Local	1	2	33.33333333	66.66666667	100	45000
18	S-THT-0094	THT	Paktel	Y	Y	ok	Remote	1	3.75	21.05263158	78.94736842	100	45000
19	S-HYD-0075	ABH	Paktel	Y	Y	ok	Remote	1	3.75	21.05263158	78.94736842	100	45000
20	S-HYD-0093	HYD	Paktel	Y	Y	ok	Remote	1	3.75	21.05263158	78.94736842	100	45000
Iiiegible	S-KHI-0004	ZIA	Paktel	Y	Y	ok	Local	1	2	33.33333333	66.66666667	100	45000
				21	21

Central

S. No	Site Name	Site ID	Site Owner	GSM	TDMA	Comments
1	C-LHR-4018	AND	Paktel	Y	Y	Ok	Local	1	2	33.33333333	66.66666667	100	45000
2	C-LHR-4071	GLB	Paktel	Y	Y	Ok	Local	1	2	33.33333333	66.66666667	100	45000
3	C-LHR-4013	KOT	Paktel	Y	Y	Ok	Local	1	2	33.33333333	66.66666667	100	45000

1

S. No	Site Name	Site ID	Site Owner	GSM	TDMA	Comments	Remote/ Local	Paktel Bill Ratio	Pakcom Bill Ratio	Paktel Bill	Pakcom Bill	Total Bill	Site Sharing Flate Rate/Month
4	C-MGM-4122	MGM	Paktel	Y	Y	Ok	Remote	1	3.75	21.05263158	78.94736842	100	45000
5	C-LHR-4019	MLT	Paktel	Y	Y	Ok	Local	1	2	33.33333333	66.66666667	100	45000
6	C-LHR-4020	PDF	Paktel	Y	Y	Ok	Local	1	2	33.33333333	66.66666667	100	45000
7	C-LHR-4021	PRB	Paktel	Y	Y	Ok	Local	1	2	33.33333333	66.66666667	100	45000
8	C-LHR-4023	SAN	Paktel	Y	Y	Ok	Local	1	2	33.33333333	66.66666667	100	45000
9	C-LHR-4026	SBG	Paktel	Y	Y	Ok	Local	1	2	33.33333333	66.66666667	100	45000
10	C-LHR-4028	SJM	Paktel	Y	Y	Ok	Local	1	2	33.33333333	66.66666667	100	45000
11	C-LHR-4030	SMB	Paktel	Y	Y	Ok	Local	1	2	33.33333333	66.66666667	100	45000
12	C-LHR-4032	WDC	Paktel	Y	Y	Ok	Local	1	2	33.33333333	66.66666667	100	45000
13	C-LHR-4033	WTN	Paktel	Y	Y	Ok	Local	1	2	33.33333333	66.66666667	100	45000
14	C-FSB-4048	FSC	Paktel	Y	Y	Ok	Local	1	2	33.33333333	66.66666667	100	45000
15	C-FSB-4050	FLT	Paktel	Y	Y	Ok	Local	1	2	33.33333333	66.66666667	100	45000
16	C-SRG-4116	SRG	Paktel	Y	Y	Ok	Remote	1	3.75	21.05263158	78.94736842	100	45000
17	C-MLT-4054	MLN	Paktel	Y	Y	Ok	Local	1	2	33.33333333	66.66666667	100	45000
18	C-MLT-4056	MBR	Paktel	Y	Y	Ok	Local	1	2	33.33333333	66.66666667	100	45000
19	C-MLT-4055	MGT	Paktel	Y	Y	Ok	Local	1	2	33.33333333	66.66666667	100	45000
20	C-BLP-4101	BLP	Paktel	Y	Y	Ok	Remote	1	3.75	21.05263158	78.94736842	100	45000
21	C-RYK-4098	RYK	Paktel	Y	Y	Ok	Remote	1	3.75	21.05263158	78.94736842	100	45000
22	C-SWL-4076	SWL	Paktel	Y	Y	Ok	Remote	1	3.75	21.05263156	78.94736842	100	45000
23	C-OKA-4114	OKA	Paktel	Y	Y	Ok	Remote	1	3.75	21.05263158	78.94736842	100	45000
24	C-PBN-4118	PBN	Paktel	Y	Y	Ok	Remote	1	3.75	21.05263158	78.94736842	100	45000
25	C-GRN-4087	GPC	Paktel	Y	Y	Ok	Remote	1	3.75	21.05263158	78.94736842	100	45000
26	C-WRD-4042	WRD	Paktel	Y	Y	Ok	Remote	1	3.75	21.05263158	78.94736842	100	45000
27	C-SLK-4079	SLK	Paktel	Y	Y	Ok	Remote	1	3.75	21.05263158	78.94736842	100	45000
28	C-FSB-4049	FBC	Paktel	Y	Y	Ok	Local	1	2	33.33333333	66.66666667	100	45000
29	C-LHR-4026	SBG	Paktel	Y	Y	Ok	Local	1	2	33.33333333	66.66666667	100	45000
30	C-LHR-4011	ITH	Paktel	Y	Y	Ok	Local	1	2	33.33333333	66.66666667	100	45000
31	C-SLK-4080	SLT	Paktel	Y	Y	Ok	Remote	1	3.75	21.05263158	78.94736842	100	45000
32	C-SLK-4359	SBI	Paktel	N	Y	Ok	Border Sites	1			100	100	45000
33	C-LHR-4353	BAD	Paktel	N	Y	Ok	Border Sites	1			100	100	45000
34	C-LHR-4356	MNH	Paktel	N	Y	Ok	Border Sites	1			100	100	45000
35	C-LHR-4355	HDY	Paktel	N	Y	Ok	Border Sites	1			100	100	45000
36	C-SLK-4786	SWK	Paktel	N	Y	Ok	Border Sites	1			100	100	45000
37	Gondal	SGL	Paktel	N	Y	OK	Border Sites	1			100	100	45000
38	Burki	Burki	Paktel	N	Y	HUB site for boarder sites	Border Sites	1			100	100	45000
				31	38					1829.824561	4570.175439
										Total	Total

2

INSTAPHONE - HOST

North

S. No	Site Name	Site ID	Site Owner	TDMA	GSM	Remote/ Local	Paktel Bill Ratio	Pakcom Bill Ratio	Paktel Bill	Pakcom Bill	Total Bill
1	N-ISB-8000	PHO	Instaphone	Y	Y	Local	1	2	33.33333333	66.66666667	100
2	N-ISB-8001	RJB	Instaphone	Y	Y	Local	1	2	33.33333333	66.66666667	100
3	N-ISB-8002	IIO	Instaphone	Y	Y	Local	1	2	33.33333333	66.66666667	100
4	N-ISB-8003	G10	instaphone	Y	Y	Local	1	2	33.33333333	66.66666667	100
5	N-ISB-8006	DAK	Instaphone	Y	Dismantal there is only TDMA	Local	1	2	33.33333333	66.66666667	100
6	N-ISB-8007	ZRE	Instaphone	Y	Y	Local	1	2	33.33333333	66.66666667	100
7	N-ISB-8008	F11	Instaphone	Y	Y	Local	1	2	33.33333333	66.66666667	100
8	N-ISB-8009	DEN	Instaphone	Y	Y	Local	1	2	33.33333333	66.66666667	100
9	N-ISB-8011	WST	Instaphone	Y	Y	Local	1	2	33.33333333	66.66666667	100
10	N-ISB-8015	APT	Instaphone	Y	Y	Local	1	2	33.33333333	66.66666667	100
11	N-ISB-8017	G09	Instaphone	Y	Y	Local	1	2	33.33333333	66.66666667	100
12	N-ISB-8018	DKK	Instaphone	Y	Y	Local	1	2	33.33333333	66.66666667	100
13	N-ISB-8019	TBZ	Instaphone	Y	Y	Local	1	2	33.33333333	66.66666667	100
14	N-JHL-8020	JHL	Instaphone	Y	Y	Remote	1	3.75	21.05263158	78.94736842	100
15	N-SOH-8022	SOH	Instaphone	Y	Y	Remote	1	3.75	21.05263158	78.94736842	100
16	N-GJK-8023	GJK	Instaphone	Y	Y	Remote	1	3.75	21.05263158	78.94736842	100
17	N-RWT-8024	RWT	Instaphone	Y	Y	Remote	1	3.75	21.05263158	78.94736842	100
18	N-ATK-8044	ATK	Instaphone	Y	Y	Remote	1	3.75	21.05263158	78.94736842	100
19	N-BBN-8045	BBN	Instaphone	Y	Y	Remote	1	3.75	21.05263158	78.94736842	100
20	N-CKI-8046	CKI	Instaphone	Y	Y	Remote	1	3.75	21.05263158	78.94736842	100
21	N-HAR-8047	HAR	Instaphone	Y	Y	Remote	1	3.75	21.05263158	78.94736842	100
22	N-HAB-8048	HAB	Instaphone	Y	Y	Remote	1	3.75	21.05263158	78.94736842	100
23	N-MAL-8049	MAL	Instaphone	Y	Y	Remote	1	3.75	21.05263158	78.94736842	100
24	N-CHL-8053	CHL	Instaphone	Y	Y	Remote	1	3.75	21.05263158	78.94736842	100
25	N-TAX-8054	TAX	Instaphone	Y	Y	Remote	1	3.75	21.05263158	78.94736842	100
26	N-MAN-8060	MAN	Instaphone	Y	Y	Remote	1	3.75	21.05263158	78.94736842	100
27	N-JHL-8064	JHM	Instaphone	Y	Y	Remote	1	3.75	21.05263158	78.94736842	100
28	N-PSH-8025	PSL	Instaphone	Y	Y	Remote	1	3.75	21.05263158	78.94736842	100
29	N-PSH-8026	JAP	Instaphone	Y	Y	Remote	1	3.75	21.05263158	78.94736842	100
30	N-PSH-8028	PSH	Instaphone	Y	Y	Remote	1	3.75	21.05263158	78.94736842	100
31	N-PSH-8029	HIA	Instaphone	Y	Y	Remote	1	3.75	21.05263158	78.94736842	100
32	N-KHT-8071	KHT	Instaphone	Y	Y	Remote	1	3.75	21.05263158	78.94736842	100
33	N-SWB-8076	SWB	Instaphone	Y	Y	Remote	1	3.75	21.05263158	78.94736842	100
34	N-NOW-8202	NRA	Instaphone	Y	Y	Remote	1	3.75	21,05263158	78.94736842	100
				34	33

1

South

S. No	Site Name	Site ID	Site Owner	TDMA	GSM	Remote/Local	Paktel Bill Ratio	Pakcom Bill Ratio	Paktel Bill	Pakcom Bill	Total Bill
1	S-KHI-0017	ARB	Instaphone	Y	Y	Local	1	2	33.33333333	66.66666667	100
2	S-KHI-0052	BLD	Instaphone	Y	Y	Local	1	2	33.33333333	66.66666667	100
3	S-KHI-0041	BLM	Instaphone	Y	Y	Local	1	2	33.33333333	66.66666667	100
4	S-KHI-0001	CNT	Instaphone	Y	Y	Local	1	2	33.33333333	66.66666667	100
5	S-KHI-0030	DEF	Instaphone	Y	Y	Local	1	2	33.33333333	66.66666667	100
6	S-KHI-0027	DHA	Instaphone	Y	Y	Local	1	2	33.33333333	66.66666667	100
7	S-KHI-0003	FBA	Instaphone	Y	Y	Local	1	2	33.33333333	66.66666667	100
8	S-KHI-0046	GLN	Instaphone	Y	Y	Local	1	2	33.33333333	66.66666667	100
9	S-HYD-0074	HDD	Instaphone	Y	Y	Remote	1	3.75	21.05263158	78.94736842	100
10	S-KHI-0005	HDI	Instaphone	Y	Y	Local	1	2	33.33333333	66.66666667	100
11	S-HYD-0072	HTP	Instaphone	Y	Y	Remote	1	3.75	21.05263158	78.94736842	100
12	S-HUB-0090	HUB	Instaphone	Y	Y	Remote	1	3.75	21.05263158	78.94736842	100
13	S-KHI-0035	KDA	Instaphone	Y	Y	Local	1	2	33.33333333	66.66666667	100
14	S-KHI-0040	KMC	Instaphone	Y	Y	Local	1	2	33.33333333	66.66666667	100
15	S-KHI-0021	KOR	Instaphone	Y	Y	Local	1	2	33.33333333	66.66666667	100
16	S-KHI-0013	KPI	Instaphone	Y	Y	Local	1	2	33.33333333	66.66666667	100
17	S-KHI-0002	KRD	Instaphone	Y	Y	Local	1	2	33.33333333	66.66666667	100
18	S-KHI-0034	KRZ	Instaphone	Y	Y	Local	1	2	33.33333333	66.66666667	100
19	S-KHI-0015	LEM	Instaphone	Y	Y	Local	1	2	33.33333333	66.66666667	100
20	S-KHI-0022	LQD	Instaphone	Y	Y	Local	1	2	33.33333333	66.66666667	100
21	S-KHI-0031	LRD	Instaphone	Y	Y	Local	1	2	33.33333333	66.66666667	100
22	S-HYD-0073	LTF	Instaphone	Y	Y	Remote	1	3.75	21.05263158	78.94736842	100
23	S-KHI-0024	MBD	Instaphone	Y	Y	Local	1	2	33.33333333	66.66666667	100
24	S-MPK-0095	MPK	Instaphone	Y	Y	Remote	1	3.75	21.05263158	78.94736842	100
25	S-KHI-0033	MSD	Instaphone	Y	Y	Local	1	2	33.33333333	66.66666667	100
26	S-KHI-0011	MVL	Instaphone	Y	Y	Local	1	2	33.33333333	66.66666667	100
27	S-KHI-0012	NAZ	Instaphone	Y	Y	Local	1	2	33.33333333	66.66666667	100
28	S-KHI-0043	NED	Instaphone	Y	Y	Local	1	2	33.33333333	66.66666667	100
29	S-KHI-0006	NGC	Instaphone	Y	Y	Local	1	2	33.33333333	66.66666667	100
30	S-NOR-0104	NOR	Instaphone	Y	Y	Remote	1	3.75	21.05263158	78.94736842	100
31	S-KHI-0054	NPA	Instaphone	Y	Y	Local	1	2	33.33333333	66.66666667	100
32	S-NWB-0097	NWB	Instaphone	Y	Y	Remote	1	3.75	21.05263158	78.94736842	100
#REF!	S-QTA-0125	QJR	Instaphone	Y	Y	Remote	1	3.75	21.05263158	78.94736842	100
#REF!	S-QTA-0123	QST	Instaphone	Y	Y	Remote	1	3.75	21.05263158	78.94736842	100
#REF!	S-KHI-0009	RMH	Instaphone	Y	Y	Local	1	2	33.33333333	66.66666667	100
#REF!	S-KHI-0037	SDR	Instaphone	Y	Y	Local	1	2	33.33333333	66.66666667	100
#REF!	S-KHI-0042	SGT	Instaphone	Y	Y	Local	1	2	33.33333333	66.66666667	100
#REF!	S-KHI-0018	SOB	Instaphone	Y	Y	Local	1	2	33.33333333	66.66666667	100

2

S. No	Site Name	Site ID	Site Owner	TDMA	GSM	Remote/Local	Paktel Bill Ratio	Pakcom Bill Ratio	Paktel Bill	Pakcom Bill	Total Bill
#REF!	S-KHI-0025	SSB	Instaphone	Y	Y	Local	1	2	33.33333333	66.66666667	100
#REF!	S-KHI-0057	SZM	Instaphone	Y	Y	Local	1	2	33.33333333	66.66666667	100
#REF!	S-KHI-0029	TRQ	Instaphone	Y	Y	Local	1	2	33.33333333	66.66666667	100
#REF!	S-KHI-0045	URC	Instaphone	Y	Y	Local	1	2	33.33333333	66.66666667	100
#REF!	S-KHI-0032	WTC	Instaphone	Y	Y	Local	1	2	33.33333333	66.66666667	100
#REF!	S-QTA-0124	QAP	Instaphone	Y	Y	Remote	1	3.75	21.05263158	78.94736842	100
#REF!	S-KHI-0089	GDR	Instaphone	Y	Y	Remote	1	3.75	21.05263158	78.94736842	100
#REF!	S-KHI-0028	ZAM	Instaphone	Y	Y	Local	1	2	33.33333333	66.66666667	100
				46	46

Central

S. No	Site Name	Site ID	Site Owner	TDMA	GSM	Remote/Local	Paktel Bill Ratio	Pakcom Bill Ratio	Paktel Bill	Pakcom Bill	Total Bill
1	C-LHR-4070	RHB	Instaphone	N	Y	Local	1	2	33.33333333	66.66666667	100
2	C-LHR-4034	APP	Instaphone	Y	Y	Local	1	2	33.33333333	66.66666667	100
3	C-LHR-4000	ANK	Instaphone	Y	Y	Local	1	2	33.33333333	66.66666667	100
4	C-LHR-4001	ARD	Instaphone	Y	Y	Local	1	2	33.33333333	66.66666667	100
5	C-LHR-4002	ATN	Instaphone	Y	Y	Local	1	2	33.33333333	66.66666667	100
6	C-LHR-4004	BAG	Instaphone	Y	Y	Local	1	2	33.33333333	66.66666667	100
7	C-LHR-4003	BDM	Instaphone	Y	Y	Local	1	2	33.33333333	66.66666667	100
8	C-LHR-4036	DRG	Instaphone	Y	Y	Local	1	2	33.33333333	66.66666667	100
9	C-LHR-4035	DSB	Instaphone	Y	Y	Local	1	2	33.33333333	66.66666667	100
10	C-LHR-4006	GBG	Instaphone	Y	Y	Local	1	2	33.33333333	66.66666667	100
11	C-LHR-4007	GMM	Instaphone	Y	Y	Local	1	2	33.33333333	66.66666667	100
12	C-LHR-4008	GRV	Instaphone	Y	Y	Local	1	2	33.33333333	66.66666667	100
13	C-LHR-4005	GSU	Instaphone	Y	Y	Local	1	2	33.33333333	66.66666667	100
14	C-LHR-4009	ICR	Instaphone	Y	Y	Local	1	2	33.33333333	66.66666667	100
15	C-LHR-4010	ISP	Instaphone	Y	Y	Local	1	2	33.33333333	66.66666667	100
16	C-LHR-4012	JOT	Instaphone	Y	Y	Local	1	2	33.33333333	66.66666667	100
17	C-LHR-4014	LDP	Instaphone	Y	Y	Local	1	2	33.33333333	66.66666667	100
18	C-LHR-4015	MAG	Instaphone	Y	Y	Local	1	2	33.33333333	66.66666667	100
19	C-LHR-4017	MDT	Instaphone	Y	Y	Local	1	2	33.33333333	66.66666667	100
20	C-LHR-4016	MTE	Instaphone	Y	Y	Local	1	2	33.33333333	66.66666667	100
21	C-LHR-4022	RCG	Instaphone	Y	Y	Local	1	2	33.33333333	66.66666667	100
22	C-LHR-4025	SDB	Instaphone	Y	Y	Local	1	2	33.33333333	66.66666667	100
23	C-LHR-4027	SHD	Instaphone	Y	Y	Local	1	2	33.33333333	66.66666667	100
24	C-LHR-4024	SKM	Instaphone	Y	Y	Local	1	2	33.33333333	66.66666667	100
25	C-LHR-4029	SLM	Instaphone	Y	Y	Local	1	2	33.33333333	66.66666667	100
26	C-LHR-4031	SMN	Instaphone	Y	Y	Local	1	2	33.33333333	66.66666667	100

3

S. No	Site Name	Site ID	Site Owner	TDMA	GSM	Remote/Local	Paktel Bill Ratio	Pakcom Bill Ratio	Paktel Bill	Pakcom Bill	Total Bill
27	C-LHR-4069	TNB	Instaphone	Y	Y	Local	1	2	33.33333333	66.66666667	100
28	C-FSB-4047	FSA	Instaphone	Y	Y	Local	1	2	33.33333333	66.66666667	100
29	C-CHT-4110	CHT	Instaphone	Y	Y	Remote	1	3.75	21.05263158	78.94736842	100
30	C-JHG-4112	JHG	Instaphone	Y	Y	Remote	1	3.75	21.05263158	78.94736842	100
31	C-MBN-4075	MBN	Instaphone	Y	Y	Remote	1	3.75	21.05263158	78.94736842	100
32	C-MLT-4057	MMA	Instaphone	Y	Y	Local	1	2	33.33333333	66.66666667	100
33	C-MLT-4058	CTT	Instaphone	Y	Y	Local	1	2	33.33333333	66.66666667	100
34	C-BLP-4102	BWP	Instaphone	Y	Y	Remote	1	3.75	21.05263158	78.94736842	100
35	C-VHR-4100	VHR	Instaphone	Y	Y	Remote	1	3.75	21.05263158	78.94736842	100
36	C-SQD-4099	SDQ	Instaphone	Y	Y	Remote	1	3.75	21.05263158	78.94736842	100
37	C-MFG-4105	MFG	Instaphone	Y	Y	Remote	1	3.75	21.05263158	78.94736842	100
38	C-PKP-4097	PKP	Instaphone	Y	Y	Remote	1	3.75	21.05263158	78.94736842	100
39	C-BWG-4095	BWG	Instaphone	Y	Y	Remote	1	3.75	21.05263158	78.94736842	100
40	C-MUD-4216	MDK	Instaphone	Y	Y	Remote	1	3.75	21.05263158	78.94736842	100
41	C-MUD-4043	MUD	Instaphone	N	Y	Remote	1	3.75	21.05263158	78.94736842	100
42	C-GRN-4041	GCT	Instaphone	Y	Y	Remote	1	3.75	21.05263158	78.94736842	100
43	C-GJT-4039	GJT	Instaphone	Y	Y	Remote	1	3.75	21.05263158	78.94736842	100
44	C-GRN-4040	GRN	Instaphone	Y	Y	Remote	1	3.75	21.05263158	78.94736842	100
45	C-GJT-4090	GRT	Instaphone	Y	Y	Remote	1	3.75	21.05263158	78.94736842	100
46	C-HFD-4072	HFD	Instaphone	Y	Y	Remote	1	3.75	21.05263158	78.94736842	100
47	C-KHA-4046	KHA	Instaphone	Y	Y	Remote	1	3.75	21.05263158	78.94736842	100
48	C-KMK-4044	KMK	Instaphone	Y	Y	Remote	1	3.75	21.05263158	78.94736842	100
49	C-LAM-4045	LAM	Instaphone	Y	Y	Remote	1	3.75	21.05263158	78.94736842	100
50	C-KSR-4073	KSR	Instaphone	Y	Y	Remote	1	3.75	21.05263158	78.94736842	100
51	C-SHK-4078	SHK	Instaphone	N	Y	Remote	1	3.75	21.05263158	78.94736842	100
52	C-SHK-4078	SHK	Instaphone	Y	N	Remote	1	3.75	21.05263158	78.94736842	100
53	C-FSB-4051	FGA	Instaphone	Y	Y	Local	1	2	33.33333333	66.66666667	100
50	C-KSR-4074	KSU	Instaphone	N	Y	Remote	1	3.75	21.05263158	78.94736842	100
55	C-LHR-4354	LUB	Instaphone	Y	Y	Border Sites	1				100
56	C-LHR-4357	BHN	Instaphone	Y	Y	Border Sites	1				100
57	C-LHR-4360	QWD	Instaphone	Y	Y	Border Sites	1				100
				53	56		1				100
									3791.22807	9608.77193
									ToTal	Total

4

Schedule 6

Disclosure Against Seller’s Warranties

Paragraph 14 - Material Contracts

•                             List of Material Contracts

•                             List of Material Contracts under which there are defaults

3

SPA Disclosure

14. Material Contracts

Disclosure Reference	Data Room Index	Title / Description
14.1.1	Business Operations
Frame Supply / Service Agreements
	1.4.4.1	Frame Supply Agreement dated October 29, 2005 between Paktel Limited and Alcatel CIT related to the supply of GSM 900 and 1800 MHz System, Volumes I and II
	1.4.4.2	Frame Commissioning Agreement dated October 29, 2005 between Paktel Limited and Alcatel Pakistan Limited related to the commissioning of GSM 900 and 1800 MHz System, Volumes I and II
	1.4.4.3	Master Agreement dated October 29, 2005 between Paktel Ltd and Alcatel CIT and Alcatel Pakistan Ltd related to the supply of a GSM 900 and 1800 MHz System
	1.4.4.4	Support Services Agreement dated October 29, 2005 between Paktel Limited and Alcatel Pakistan Ltd related to the supply of support services designed for a GSM System
	1.4.4.5	Frame Commissioning Agreement dated April 29, 2003 between Paktel Ltd and Zhongxing Telecom Pakistan (Pvt.) Ltd related to the Commissioning of an eGSM 880-890/925-935 MHz System, and Annexes
	1.4.4.6	Frame Supply Agreement dated April 30, 2003 and between Paktel Ltd and ZTE Corporation and Zhongxing Telecom Pakistan (Pvt.) Ltd related to the supply of an EGSM 880-890/925-935 MHz System and Annexes
	1.4.4.7	Master Agreement dated April 30, 2003 between Paktel Ltd and ZTE Corporation and Zhongxing Telecom Pakistan (Pvt.) Ltd. related to the supply of an EGSM 880-890/925-935 MHz System
	1.4.4.8	Support Services Agreement dated April 30, 2003 between Paktel Ltd and Zhongxing Telecom Pakistan (Pvt.) Ltd
	1.4.4.8	Support Services Agreement dated April 30, 2003 between Paktel Ltd and Zhongxing Telecom Pakistan (Pvt.) Ltd
	1.4.4.9	Frame Supply Agreement between Paktel Ltd and Ericsson Radio Systems AB related to the supply of a AMPS/TDMA 800 MHz cellular mobile telephone system dated April 30, 2001
	1.4.4.10	Service Agreement Between Paktel Limited and Ericsson Radio Systems AB dated June 6, 2001 and Amendment No 1 dated April 15 2004.
	1.4.4.11	Framework Agreement relating to sharing of resources between Pakcom Limited and Paktel Limited dated March 20, 2006
	1.4.4.15	Frame Comissioning Agreement VOTEL
	1.4.4.16	Frame Supply Agreement ATIS
	14.4.17	Frame Supply Agreement IBM

1

Disclosure Reference	Data Room Index	Title / Description
	1.4.4.18	Frame Supply Agreement INTEC
	1.4.4.19	Frame Supply Agreement UTIBA
	1.4.4.20	Frame Supply Agreement VERAZ
	1.4.4.21	Frame Supply Agreement WaveNet
	1.4.4.22	Support Services Agreement ATIS
	1.4.4.23	Support Services Agreement IBM
	1.4.4.24	Support Services Agreement INTEC
	1.4.4.25	Support Services Agreement UTIBA
	1.4.4.26	Support Services Agreement VERAZ
	14.4.27	TELOGIC SUPPLY
	1.4.4.28	TELOGIC SUPPORT
	1.4.3.15	WATEEN STM 001
	1.4.3.16	WATEEN TELECOM PVT LTD
	1.4.3.17	WEB DEVELOPMENT & SERVICES AGREEMENT (PIN) 001
	1.4.3.18	Worldcall
	1.4.3.19	WEBCOM LIMITED
	1.4.3.20	Bukhari TeleCom
	1.4.3.21	SUPERNET
	1.4.5.30	GSRS Agreement
	1.4.5.31	GTC May 2003
	1.4.5.34	MACH - Fee Schedule0001
	1.4.5.46	AKN MESSAGING TECHNOLOGIES PVT LTD 001
	1.4.5.47	Azure Agreement
	1.4.5.3	Royalty and Technical Services Agreement dated March 18, 2002 between MIC and Paktel Limited Site Acquisition/Sharing
	1.4.7.1	Construction Contract between Palmet Metal Endustrive Ticaret A.S. and Paktel Limited dated July 26, 2005
	1.4.7.2	Turnkey Site Acquisition, Construction and Telecommunications Installation Agreement between ADC Pakistan Limited and Paktel Limited dated June 17, 2005

2

Disclosure Reference	Data Room Index	Title / Description
	1.4.7.13	Collocation agreement Paktel & Telecard
	1.4.7.16	Construction Contract between LeBLANC Communications Pakistan (Private) Limited and Paktel Limited dated November 12, 2005
	1.4.7.19	Material Supply-Palmet
	1.4.7.20	NASCOM-CONSTRUCTION
	1.4.7.21	NASCOM - MATERIAL
	1.4.7.22	Leblanc Material Supply Agreement(old)
	1.4.7.23	SPLEEN ENGINEERING WORKS
	1.4.4.13	Site Sharing Agreement dated March 20, 2006 between Pakcom Limited and Paktel Limited
	1.4.7.25	PALMET 200 agreement
	1.4.7.26	Palmet-Site Acquisition
	1.4.7.27	Palmet -Construction Old
	1.4.7.28	Telenor- Paktel- Site Sharing MOU

Furnishing of Services by Pakte
Interconnection Agreements
	1.4.3.1	Interim Interconnect Agreement dated April 22, 2003 between Paktel Limited and Pak Telecom Mobile Limited
1.4.3.2

Interim Interconnect Agreement dated January 21, 2002 between Pakcom Limited and Paktel Limited, as supplemented by the Supplemental Interim Interconnect Agreement dated April 22, 2003 and Extention Agreement dated July, 2004

	1.4.3.3	Interim Interconnect Agreement dated June 7, 2001 between Paktel Limited and Pakistan Telecommunication
1.4.3.4

Interim Interconnect Agreement dated January 11, 2002 between Paktel Limited and Pakistan Mobile Communications (Private) Limited, as supplemented by the Supplemental Interim Interconnect Agreement dated April 25, 2003 and

	1.4.3.5	Interim Interconnect Agreement between Paktel Limited and Warid Telecom (pvt) Ltd. dated 17 December 2004
	1.4.3.6	Interim Interconnect Agreement between Paktel Limited and Telenor Pakistan (pvt) Ltd. dated 3 December 2004
	1.4.3.7	Interconnection Agreement dated March 28, 2005 between Dancom and Paktel
	1.4.3.8	Interconnection Agreement dated December 17, 2005 between WateenTelecom (PVT) Ltd and Paktel Ltd
	1.4.3.9	Interim Interconnect Agreement dated September 1, 2004 between National Telecommunication Corporation and Paktel
	1.4.3.10	Interconnect Agreement dated July 30, 2005 between Special Communications Organization and Paktel Ltd.
	1.4.3.11	Interconnection Agreement dated May 16, 2005 between Callmate Telips Telecom Ltd and Paktel Ltd

3

Disclosure Reference	Data Room Index	Title / Description
	1.4.3.12	Interconnection Agreement dated July 2005 between Telecard Ltd and Paktel Ltd
	1.4.3.14	Interconnection Agreement between Pakistan Telecommunication Company Limited and Paktel Limited dated January

Sales & Marketing
	1.4.5.30	GSRS Agreement
	1.4.5.48	CONTENT PROVIDER AGREEMENT (VECTRACOM) 001
	1.4.5.49	CONTENT PROVIDER AGREEMENT Aradiom
	1.4.5.50	CONTENT PROVIDER AGREEMENT INOV 8 LIMITED 001
	1.4.5.51	CONTENT PROVIDER AGREEMENT Rockville Technologies 001
	1.4.5.52	CONTENT PROVIDER AGREEMENT ZRG INTERNATIONAL PVT LTD 001
	1.4.5.54	DEED OF AMNENDMENS Premier Agencies
	1.4.5.55	DIGITANIA PAKISTANPVT LIMITED 001
	1.4.5.56	DISTRIBUTION AGREEMENT - Premier Agencies
	1.4.5.57	DISTRIBUTION AGREEMENT Premier Distributor
	1.4.5.62	OVEX CALL CENTRE
	1.4.5.63	Paktel Ltd (SMS Svc Agreemt)
	1.4.5.64	SOFTWARE LICENSE (CR)
	1.4.5.65	SUPPORT AGREEMENT (CR)
	1.4.5.66	Adwatch Contract Dec 27 05 media marketing
	1.4.5.67	APR extension agreement
	1.4.5.68	Manhattan contract Dec 01 05
	1.4.5.69	Manhattan extension contract
	14.5.70	MCP Telesurvey Agreement Jan 15 06
	1.4.5.71	Mindshare Agreement Jan 01 06
	1.4.5.72	PIN Contract
	1.4.6.1	Form Agreement between Turkcel and Paktel
	1.4.6.2	Form Annexes between Turkcel and Paktel
	1.4.6.3	List of Roaming Partners - Nov 06

4

Disclosure Reference	Data Room Index	Title / Description
Management Contracts
Royalty and Technical Services Agreement between Paktel Limited and MIC SA
Indebtedness
	1.3.1.1	Rs 90m and 60m Agreements for financing for Short/Medium/Long term on Mark-Up Basis dated April 15 2005 between the Bank of Khyber and Paktel Ltd
	1.3.1.2	Syndicated Mark-Up Finance Agreement dated November 7, 2003 among Paktel Ltd and United Bank Ltd, Askari Commercial Bank Ltd, Standard Chartered Bank
	1.3.1.3	Syndicated Mark up Finance Agreement between Paktel Limited, United Bank Limited and National Bank of Pakistan Dated 16th March 2004
	1.3.1.6	Rs 440m Agreement for Financing on Mark-Up basis between UBL and Paktel dated September 12, 2005
	1.3.1.7	Rs 440m Agreement for Financing on Mark-Up basis between UBL and Paktel dated October 18th, 2005
	1.3.1.8	Rs 432.5m Finance Agreement on Mark Up Basis between Allied Bank Ltd and Paktel Ltd dated September 7, 2005
	1.3.1.9	Rs 432.5m Finance Agreement on Mark Up Basis between Allied Bank Ltd and Paktel Ltd dated October 12, 2005
	1.3.1.10	$10m Bridge Vendor Facility dated December 2, 2005 between Paktel Limited and Alcatel CIT
	1.3.1.11	$17m Credit Facility Agreement between MIC SA and Paktel Limited dated December 9, 2005
	1.3.1.12	$15m Credit Facility Agreement between MIC SA and Paktel Limited dated October 19, 2005
	1.3.1.14	$5m Credit Facility Agreement between MIC SA and Paktel Limited dated August 11, 2005
	1.3.1.15	$22.5m Credit Facility Agreement between MIC SA and Paktel Limited dated April 15, 2005
	1.3.1.16	$11.1m Credit Facility Agreement between MIC SA and Paktel Limited dated September 2, 2004
	1.3.1.17	$10m Credit Facility Agreement between MIC SA and Paktel Limited dated November 2, 2004
	1.3.1.18	Sub-Ordination Agreement between Paktel Ltd, MIC SA, United Bank Ltd, Askari Commercial Bank Ltd, Union Bank Ltd, NBP dated September 7, 2005
	1.3.1.19	Credit Facility Agreement between MIC S.A. and Paktel Limited dated February 20, 2006
	1.3.1.20	Amendment and corresponding guarantee amendment relating to the US$10 million bridge vendor facility agreement (see 3.10) between Paktel Limited and Alcatel CIT dated March 6, 2006
	1.3.1.21.1	Credit Facility for USD$15 million from MIC SA to Paktel Limited dated April 10, 2006

5

Disclosure Reference	Data Room Index	Title / Description
	1.3.1.22.1	Guarantee, Share Retention and Subordination Agreement between MIC S.A., Paktel Limited, International Finance Corporation and ABN Amro Bank, N.V., Paris branch dated June 27, 2006
	1.3.1.22.2	Loan Agreement between Paktel Limited and International Finance Corporation dated June 27, 2006
	1.3.1.22.3	Coface Facility Agreement between Paktel Limited, ABN Amro Bank N.V., Paris branch and certain Banks and Financial Institutions dated June 27, 2006
	1.3.1.22.4	Common Terms Agreement between Paktel Limited, International Finance Corporation, ABN Amro N.V., Paris branch and certain Banks and Financial Institutions dated June 27, 2006
	1.3.1.26	Bridge Finance Facility dated April 3, 2006 between Paktel Limited and ZTE Corporation to finance 85% of the contract value of certain purchase orders signed by Paktel Limited and ZTE Corporation
	1.3.1.41	DEED OF FLOATING CHARGE AMENDMENT AGREEMENT 001
	1.3.1.42	DEED OF FLOATING CHARGE UBL 001
	1.3.1.43	FIRST MORTGAGE DEED AMENDMENT AGREEMENT 001
	1.3.1.44	FIRST MORTGAGE DEED UBL 001
	1.3.1.45	LETTER OF HYPOTHECATION OF ASSETS 001
	1.3.1.46	LETTERS OF CREDIT FACILITY AMENDMENT AGREEMENT 001
	1.3.1.47	SECURITY TRUST DEED UBL 001
	1.3.1.48	security trust deed amendment agreement 001
	1.3.1.49	SYNDICATED MARK UP FINANCE NOVATION AGREEMENT 001
	1.3.1.50	SYNDICATED MARKUP FINANCE AGREEMENT UBL 001
	1.3.1.51	DEED OF FLOATING CHARGE 001
	1.3.1.52	LETTER OF CREDIT FACILITY AGREEMENT 001
	1.3.1.53	LETTER OF HYPOTHECATION OF ASSETS 002
	1.3.1.54	MORTGAGE DEED UBL 001
	1.3.1.55	SECURITY TRUST DEED 001
	1.3.1.56	SUPPLEMENTAL FIRST MORTGAGE DEED 001
	1.3.1.57	LETTER OF HYPOTHECATION OF MACHINERY 001
	1.3.1.63	Alcatel Bridge Finance Facility
Agreements with the Government
	1.4.2.8	License Renewal from Pakistan Telecommunication Authority (“PTA”) dated October 23, 2004

6

Disclosure Reference	Data Room Index	Title / Description
	1.4.2.14	PTA Class Value Added License dated September 09, 2006

14.1.2	Agreements that Limit Company’s line of business
none

Agreements between Seller and Shareholders or Affiliates
N/A - Sharedholder Loans listed under 14.1.5 Indebtedness

7

SPA Disclosure

14. Material Contracts

Disclosure Reference	Data Room Index	Title / Description	Existence of a default under 14.3 of Disclosure Schedule
14.1.1	Business Operations
Frame Supply / Service Agreements
	1.4.4.1	Frame Supply Agreement dated October 29, 2005 between Paktel Limited and Alcatel CIT related to the supply of GSM 900 and 1800 MHz System, Volumes I and II
	1.4.4.2	Frame Commissioning Agreement dated October 29, 2005 between Paktel Limited and Alcatel Pakistan Limited related to the commissioning of GSM 900 and 1800 MHz System, Volumes I and II	yes
	1.4.4.3	Master Agreement dated October 29, 2005 between Paktel Ltd and Alcatel CIT and Alcatel Pakistan Ltd related to the supply of a GSM 900 and 1800 MHz System	yes
	1.4.4.4	Support Services Agreement dated October 29, 2005 between Paktel Limited and Alcatel Pakistan Ltd related to the supply of support services designed for a GSM System	yes
	1.4.4.5	Frame Commissioning Agreement dated April 29, 2003 between Paktel Ltd and Zhongxing Telecom Pakistan (Pvt.) Ltd related to the Commissioning of an eGSM 880-890/925-935 MHz System, and Annexes	yes
	1.4.4.6	Frame Supply Agreement dated April 30, 2003 and between Paktel Ltd and ZTE Corporation and Zhongxing Telecom Pakistan (Pvt.) Ltd related to the supply of an EGSM 880-890/925-935 MHz System and Annexes	yes
	1.4.4.7	Master Agreement dated April 30, 2003 between Paktel Ltd and ZTE Corporation and Zhongxing Telecom Pakistan (Pvt.) Ltd. related to the supply of an EGSM 880-890/925-935 MHz System	yes
	1.4.4.8	Support Services Agreement dated April 30, 2003 betweek Paktel Ltd and Zhongxing Telecom Pakistan (Pvt.) Ltd	yes
	1.4.4.8	Support Services Agreement dated April 30, 2003 betweek Paktel Ltd and Zhongxing Telecom Pakistan (Pvt.) Ltd	yes
	1.4.4.9	Frame Supply Agreement between Paktel Ltd and Ericsson Radio Systems AB related to the supply of a AMPS/TDMA 800 MHz cellular mobile telephone system dated April 30, 2001	yes
	1.4.4.10	Service Agreement Between Paktel Limited and Ericsson Radio Systems AB dated June 8, 2001 and Amendment No. 1 dated April 15, 2004	yes
	1.4.4.11	Framework Agreement relating to sharing of resources between Pakcom Limited and Paktel Limited dated March 20, 2006	no
	1.4.4.15	Frame Commissioning Agreement VOTEL	no
	1.4.4.16	Frame Supply Agreement ATIS	no: however, payment of €913,225.50 is due by February 4, 07. such payment is guaranteed by MIC SA
	1.4.4.17	Frame Supply Agreement IBM	no
	1.4.4.18	Frame Supply Agreement INTEC	no
	1.4.4.19	Frame Supply Agreement UTIBA	yes
	1.4.4.20	Frame Supply Agreement VERAZ	no
	1.4.4.21	Frame Supply Agreement WaveNet	no
	1.4.4.22	Support Services Agreement ATIS	no
	1.4.4.23	Support Services Agreement IBM	no
	1.4.4.24	Support Services Agreement INTEC	no
	1.4.4.25	Support Services Agreement UTIBA	no
	1.4.4.26	Support Services Agreement VERAZ	no
	1.4.4.27	TELOGIC SUPPLY	no
	1.4.4.28	TELOGIC SUPPORT	no
	1.4.3.15	WATEEN STM 001	no
	1.4.3.16	WATEEN TELECOM PVT LTD	no
	1.4.3.17	WEB DEVELOPMENT & SERVICES AGREEMENT (PIN) 001	no
	1.4.3.18	Worldcall	no

1

1.4.3.19	WEBCOM LIMITED	no
1.4.3.20	Bukhari TeleCom	no
1.4.3.21	SUPERNET	no
1.4.5.30	GSRS Agreement	no
1.4.5.31	GTC May 2003	no
1.4.5.34	MACH - Fee Schedule0001	no
1.4.5.45	AKN MESSAGING TECHNOLOGIES PVT LTD 001	no
1.4.5.47	Azure Agreement	no
14/5/34	Royalty and Technical Services Agreement dated March 8, 2002 between MC and Paktel Limited	yes, but this agreement will be terminated as per SPA
Site Acquisition/Sharing
1.4.7.1	Construction Contract betwcon Palmet Metal Endustrive Ticaret A.S. and Paktel Limited dated July 26, 2005	no
1.4.7.2	Turnkey Site Acquisition, Construction and Telecommunications Installation Agreement between ADC Pakistan Limited and Paktel Limited dated June 17, 2005	yes
1.4.7.13	Collocation agreement Paktel & Telecard	no
1.4.7.16	Construction Contract between LeBLANC Communications Pakistan (Private) Limited and Paktel Limited dated November 12, 2005	yes
1.4.7.19	Material Supply-Palmet	no
1.4.7.20	NASCOM-CONSTRUCTION	yes
1.4.7.21	NASCOM - MATERIAL	yes
1.4.7.22	Leblanc Material Supply Agreement(old)	no
1.4.7.23	SPLEEN ENGINEERING WORKS	yes
1.4.4.13	Site Sharing Agreement dated March 20, 2006 between Pakcom Limited and Paktel Limited	no
1.4.7.25	PALMET 200 agreement	yes
1.4.7.26	Palmet-Site Acquisition	no
1.4.7.27	Palmet -Construction Old	no
1.4.7.28	Telenor- Paktel- Site Sharing MOU	no

Furnishing of Services by Paktel
	Interconnection Agreements	no for all contracts under this section
1.4.3.1	Interim Interconnect Agreement dated April 22, 2003 between Paktel Limited and Pak Telecom Mobile Limited Interim
1.4.3.2

Interconnect Agreement dated January 21, 2002 between Pakcom Limited and Paktel Limited, as supplemented by the Supplemental Interim Interconnect Agreement dated April 22, 2003 and Extention Agreement dated July, 2004

1.4.3.3	Interim Interconnect Agreement dated June 7, 2001 between Paktel Limited and Pakistan Telecommunication Company
1.4.3.4

Interim Interconnect Agreement dated January 11, 2002 between Paktel Limited and Pakistan Mobile Communications (Private) Limited, as supplemented by the Supplemental Interim Interconnect Agreement dated April 25, 2003 and

1.4.3.5	Interim Interconnect Agreement between Paktel Limited and Warld Telecom (pvt) Ltd. dated 17 December 2004
1.4.3.6	Interim Interconnect Agreement between Paktel Limited and Telenor Pakistan (pvt) Ltd. dated 3 December 2004
1.4.3.7	Interconnection Agreement dated March 28, 2005 between Danoom and Paktel
1.4.3.8	Interconnection Agreement dated December 17, 2005 between WateenTelecom (PVT) Ltd and Paktel Ltd
1.4.3.9	Interim Interconnect Agreement dated September 1, 2004 between National Telecommunication Corporation and Paktel
1.4.3.10	interconnect Agreement dated July 30, 2005 between Special Communications Organization and Paktel Ltd.
1.4.3.11	Interconnection Agreement dated May 16, 2005 between Callmate Telips Telecom Ltd and Paktel Ltd
1.4.3.12	Interconnection Agreement dated July 2005 between Telecard Ltd and Paktel Ltd
1.4.3.14	Interconnection Agreement between Pakistan Telecommunication Company Limited and Paktel Limited dated January

Sales &. Marketing
1.4.5.30	GSRS Agreement	No for all contracts under this section

2

Disclosure Reference	Data Room Index	Title / Description	Existence of a default under 14.3 of Disclosure Schedule
	1.4.5.48	CONTENT PROVIDER AGREEMENT (VECTRACOM) 001
	1.4.5.49	CONTENT PROVIDER AGREEMENT Aradiom
	1.4.5.50	CONTENT PROVIDER AGREEMENT INOV B LIMITED 001
	1.4.5.51	CONTENT PROVIDER AGREEMENT Rockvllie Technologies 001
	1.4.5.52	CONTENT PROVIDER AGREEMENT ZRG INTERNATIONAL PVT LTD 001
	1.4.5.54	DEED OF AMNENDMENS Premier Agencies
	1.4.5.55	DIGITANIA PAKISTANPVT LIMITED 001
	1.4.5.56	DISTRIBUTION AGREEMENT - Premier Agencies
	1.4.5.57	DISTRIBUTION AGREEMENT Premier Distributor
	1.4.5.62	OVEX CALL CENTRE
	1.4.5.63	Paktel Ltd (SMS Svc Agreemt)
	1.4.5.64	SOFTWARE LICENSE (CR)
	1.4.5.65	SUPPORT AGREEMENT (CR)
	1.4.5.66	Adwatch Contract Dec 27 05 media marketing
	1.4.5.67	APR extension agreement
	1.4.5.68	Manhattan contract Dec 01 05
	1.4.5.69	Manhattan extension contract
	1.4.5.70	MCP Telesurvey Agreement Jan 15 06
	1.4.5.71	Mindshare Agreement Jan 01 06
	1.4.5.72	PIN Contract
	1.4.6.1	Form Agreement between Turkcel and Paktel
	1.4.6.2	Form Annexes between Turkcel and Paktel
	1.4.6.3	List of Roaming Partners Nov. 06
Management Contracts
Royalty and Technical Services Agreement between Paktel Limited and MIC SA
Indebtedness
	1.3.1.1	Rs 90m and 60m Agreements for financing for Short/Medium/Long term on Mark-up Basis dated April 15 2005 between the Bank of Khyber and Paktel Ltd	no
	1.3.1.2	Syndicated Mark-Up Finance Agreement dated November 7, 2003 among Paktel Ltd and United Bank Ltd, Askarl Commercial Bank Ltd, Standard Chartered Bank	yes
	1.3.1.3	Syndicated Mark up Finance Agreement between Paktel Limited, United Bank Limited and National Bank of Pakistan Dated 16th March 2004	yes
	1.3.1.6	Rs440m Agreement for Financing on Mark-Up basis between UBL and Paktel dated September 12, 2005	no
	1.3.1.7	Rs 440m Agreement for Financing on Mark-Up basis between UBL and Paktel dated October 18th, 2005	no
	1.3.1.8	Rs 432.5m Finance Agreement on Mark Up Basis between Allied Bank Ltd and Paktel Ltd dated September 7,2005	no
	1.3.1.9	Rs 432.5m Finance Agreement on Mark Up Basis between Allied Bank Ltd and Paktel Ltd dated October 12, 2005	no
	1.3.1.10	$10m Bridge Vendor Facility dated December 2, 2005 between Paktel Limited and Aicatel CIT	no
	1.3.1.11	$17m Credit Facility Agreement between MIC SA and Paktel Limited dated December 9, 2005	no
	1.3.1.12	$15m Credit Facility Agreement between MIC SA and Paktel Limited dated October 19, 2005	no
	1.3.1.14	$5m Credit Facility Agreement between MIC SA and Paktel Limited dated August 11, 2005	no
	13.1.15	$22.5m Credit Facility Agreement between MIC SA and Paktel Limited dated April 15, 2005	no
	1.3.1.16	$11,1m Credit Facility Agreement between MIC SA and Paktel Limited dated September 2, 2004	no
	13.1.17	$10m Credit Facility Agreement between MIC SA and Paktel Limited dated November 2, 2004	no

3

Disclosure Reference	Data Room Index	Title / Description	Existence of a default under 14.3 of Disclosure Schedule
	1.3.1.18	Sub-Ordination Agreement between Paktel Ltd, MIC SA, United Bank Ltd, Askari Commercial Bank Ltd, Union Bank Ltd, NBP dated September 7, 2005	yes
	1.3.1.19	Credit Facility Agreement between MIC S.A. and Paktel Limited dated February 20, 2006	no
	1.3.1.20	Amendment and corresponding guarantee amendment relating to the US$10 million bridge vendor facility agreement (see 3.10) between Paktel Limited and Alcatel CIT dated March 6, 2006	yes
	1.3.1.21.1	Credit Facility for USD$15 million from MIC SA to Paktel Limited dated April 10, 2006	no
	1.3.1.22.1	Guarantee, Share Retention and Subordination Agreement between MIC S.A., Paktel Limited, International Finance Corporation and ABN Amro Bank, N.V., Paris branch dated June 27, 2006	yes
	1.3.1.22.2	Loan Agreement between Paktel Limited and International Finance Corporation dated June 27, 2006	yes
	1.3.1.22.3	Coface Facility Agreement between Paktel Limited, ABN Amro Bank N.V., Paris branch and certain Banks and Financial Institutions dated June 27, 2006	yes
	1.3.1.22.4	Common Terms Agreement between Paktel Limited, International Finance Corporation, ABN Amro N.V., Paris branch and certain Banks and Financial Institutions dated June 27, 2006	yes
	1.3.1.26	Bridge Finance Facility dated April 3, 2006 between Paktel Limited and ZTE Corporation to finance 85% of the contract value of certain purchase orders signed by Paktel Limited and ZTE Corporation	yes
	1.3.1.41	DEED OF FLOATING CHARGE AMENDMENT AGREEMENT 001	n/a security document
	1.3.1.42	DEED OF FLOATING CHARGE UBL 001	n/a security document
	1.3.1.43	FIRST MORTGAGE DEED AMENDMENT AGREEMENT 001	n/a security document
	1.3.1.44	FIRST MORTGAGE DEED UBL 001	n/a security document
	1.3.1.45	LETTER OF HYPOTHECATION OF ASSETS 001	n/a security document
	1.3.1.46	LETTERS OF CREDIT FACILITY AMENDMENT AGREEMENT 001	no
	1.3.1.47	SECURITY TRUST DEED UBL 001	n/a security document
	1.3.1.48	security trust deed amendment agreement 001	n/a security document
	1.3.1.49	SYNDICATED MARK UP FINANCE NOVATION AGREEMENT 001	n/a - novation of SCB to Union Bank under UBL Syndicate Loan
	1.3.1.50	SYNDICATED MARKUP FINANCE AGREEMENT UBL 001	n/a - novation of SCB to Union Bank under UBL Syndicate Loan
	1.3.1.51	DEED OF FLOATING CHARGE 001	n/a security document
	1.3.1.52	LETTER OF CREDIT FACILITY AGREEMENT 001	yes
	1.3.1.53	LETTER OF HYPOTHECATION OF ASSETS 002	n/a security document
	1.3.1.54	MORTGAGE DEED UBL 001	n/a security document
	1.3.1.55	SECURITY TRUST DEED 001	n/a security document
	1.3.1.56	SUPPLEMENTAL FIRST MORTGAGE DEED 001	n/a security document
	1.3.1.57	LETTER OF HYPOTHECATION OF MACHINERY 001	n/a security document
	1.3.1.63	Alcatel Bridge Finance Facility	yes
Agreements with the Government
	1.4.2.8	License Renewal from Pakistan Telecommunication Authority (“PTA”) dated October 23, 2004	yes
	1.4.2.14	PTA Class Value Added License dated September 09, 2006	no

14.1.2	Agreements that Limit Company’s line of business
none

Agreements between Seller and Shareholders or Affiliates
		N/A - Sharedholder Loans listed under 14.1.5 Indebtedness	no

4

Schedule 6

Disclosure Against Seller’s Warranties

Paragraph 15 - Litigation

•        List of Material Tax Litigation

•        List of Material Non-Tax Litigation

4

Material Litigation
Joint Venture:          Paktel Limited

Period Ending:      19-Jan-07

LEGAL CASES WHERE PAKTEL IS DEFENDANT

CATEGORY	CASE DESCRIPTION	Date	STATUS	ACTION	POTENTIAL EXPOSURE ($’000)
1	Suit for recovery of an amount of Rs. l9,081,850(US$328k) as compensation against illegal termination from employment and restraining Paktel not to damage employee reputation.	Apr-01	Two witness of Plaintiff have given their statements. Now the case is fixed for cross examination by Paktel.	Plaintiff oral evidence completed and two of his witnesses have been cross examined by Paktel. Documentary evidence not produced by Plaintiff. Judge is on maternity leave and case has been transferred to another judge. Case is fixed for 22 Mar 2007. Paktel plan to move an application for early hearing and disposal of the case before the higher authority.	328

2	A civil suit titled Pakcom vs Paktel Limited has been filed in the court of Mr. Zafar Iqbal Tarar Civil Judge Islamabad. The court has given stay injunctions against Paktel.	Jan-07	Stay injunctions are “ Respondents (Paktel) are restrained from transferring, alienating, selling or an interest thereon in any manner whatsoever to the deteriment or in violation of the rights and interests of Pakcom till further orders.”	Hafeez Pirzada Law Associates have been directed to defend Paktel and others on the next date of hearing. Next date of hearing is 11 January 07.	0

3	A civil suit for recovery, damages and perpetual injunction has been filed a civil contractor M/s Palmet againt Paktel in the court of Mr. Muzamal Musa, Civil Judge Islamabad.	Jan-07	Plaintiff has demanded a) Rs. 72,153,047 as outstanding amounts b) Rs. 132,675,916 as Compensatory Damages and Rs. 50 million as Tortuous Damages.	Aqlaal, Mr. Ejaz, has bee instructed to pursue the case on Paktel’s behalf. Next date of hearing is 22 January 2007.	4,247

4	A suit for recovery and damages has been filed in the court of the Senior civil Judge, Islamabad by Ms. Jessica Rainbird Brion against Paktel.	Jan 07	Plaintiff has prayed decree for UK Pound Sterling 450,000 as Compensatory Damages, UK Pound Sterling 700,000 for Torturous Damages and further 6% per annum on the aforesaid amounts from institution of suit till the relaization of the decretal amount.	Aqlaal, Mr. Ejaz, has bee instructed to pursue the case on Paktel’s behalf. Next date of hearing is 24 January 2007.	2,250

5

MATERIAL TAX LITIGATION

Tax Cases in High Court

Description	Start date	Status	Exposure in US$(‘000)
Excise department claims that Paktel failed to pay duty on Access Charges during 7/9/91 to 31/12/91.	Oct 92	Tax tribunal decided against Paktel	213

Excise department claims that Paktel failed to pay duty on Access charges during 1/1/92 to 31/5/92.	Feb 95	• Tax tribunal decided against Paktel • Company paid principal amount • Tribunal decided against Paktel	134

Excise department claims that Paktel evaded central duty during 9/91 to 6/92.	Aug 99	• Tax tribunal decided against Paktel • Company paid principal amount • Tribunal decided against Paktel	344

Paktel filed for the recovery of Octroi, which was wrongly levied twice on the same items	01	The case is fixed for written statement of the Defendants.	9

Excise department claims that Paktel failed to pay on employees’ service phones during 7/96 to 12/98.	Jun 99	• Principal amount recovered against Paktel • Tribunal decided against Paktel	19

CED was not charged on invoices for diplomats during 1996 to 1999	Oct 01	• Decided against Paktel • Appeal filed in Tribunal • stay order obtained until decision by Tribunal	69

Tax case before the tax authorities

Description	Start date	Status	Exposure in US$(‘000)
Accounts showed: • a provision for CED of Rs. 62 M • Rs. 24.5 M for other waivers/adjustments given to customers This was not approved by CED authorities.	Apr 02	• Case was remanded back to Collector Adjudication to re-examine again and issue a fresh order • Collector decided against the Company and raised demand of Rs.124 million Appeal filed before Tribunal	2,131

Authority claims that withholding income tax were not deducted against Ericsson payments on services	1992-2001	Tribunal decided: • in Paktel’ s favor for first 4 years • remaining 6 years set aside for re- assessment • Appeal filed in Income Tax Tribunal	241

1

Tax Officer issued a demand notice of non deduction of withholding tax on payment of services provided by Ericsson from 1993 to 2000 on services	1993 to 2000	Tribunal decided: • in Paktel’s favor for 93 to 00 • re-assessment for 2000	69

Income Tax Officer assessed Paktel tax for the Year 2000 under a Normal Tax Regime. Previous years were assessed under a Presumptive Tax Regime	Mar 00	• Commissioner Appeal ordered a re-examination • Assessing Officer has issued the revised order • Appeal filed before the Commissioner -Appeal. Commissioner appeal annulled the set-aside assessment in favour of the company	26

Additional Commissioner Income Tax made an amendment for Tax Years 2003 and 2004, disallowing b/f losses and creating tax demand	Aug 06	• Appeal filed before commissioner of income tax (appeal) • rectification application also filed before Additional commissioner • Decision on both, awaited.	2,244

2

Schedule 6

Disclosure Against Seller’s Warranties

Paragraph 18 - Minority Shareholders

Agreements, contracts and other arrangements with the Arfeen family and/or the companies/entities controlled by them in force or pursuant to which certain obligations survive as of the date of the Agreement:

1.                         Site Sharing Agreement dated March 20, 2006 between Pakcom Limited and Paktel Limited - Platinum Data Room reference: 1.4.7.38.

2.                        Memorandum of Understanding for Site Sharing dated October 10, 2006 between Paktel Limited and TeleCard Limited - Platinum Data Room reference: 1.4.7.17.

3.                         Collocation Agreement between Paktel Limited and TeleCard Limited dated July 1, 2003 - Platinum Data Room Reference: 1.4.7.13

4.                         Framework Agreement dated March 20, 2006 between Pakcom Limited and Paktel Limited, amended on June 16, 2006 - Platinum Data Room reference: 1.4.5.1.

5.                         Share Purchase Agreement between Millitel Limited and Millicom Pakistan B.V. regarding Paktel Limited dated March 20, 2006   [Platinum Data Room reference: 1.4.5.10.

6.                         Share Purchase Agreement between and Comvik International B.V. and TotalTelecom (Private) Ltd regarding Pakcom Limited dated March 20, 2006 - Platinum Data Room reference: 1.4.5.74.

7.                        Termination, Release and Settlement Agreement dated March 20, 2006 relating to Paktel Limited - Platinum Data Room reference 1.9.5.

8.                         Termination, Release and Settlement Agreement dated March 20, 2006 relating to Pakcom Limited - Platinum Data Room reference 1.9.34.

Claims by Pakcom Limited and/or the Arfeen family or other companies/entities controlled by them against Paktel Limited pending or threatened as of the date of this Agreement:

1.                       Lawsuit filed by Pakcom Limited against Paktel Limited, Millicom International Cellular S.A. and Millicom Pakistan B.V. before the Civil Judge Islamabad on December 28, 2006:

•                              Platinum Data Room references: 1.9.25, 1.9.26, 1.9.41., 1.9.43, 1.9.44, 1.9.45]

•                              E-mail correspondences between Sikandar Bashir Mohmand of Hafeez Pirzada Law Associates “HPLA”) (Pakistan legal counsel to the Seller and the Seller’s group) and Kairas Kabraji of Kabraji & Talibuddin (“K&T”) (Pakistan legal counsel to the Purchaser) on January 16, 2007, and attachments thereto provided by HPLA to K&T.

2.                         Letter from Pakcom Limited to Paktel Limited dated November 23, 2006 requesting site sharing - Platinum Data Room reference: 1.4.7.39.

3.                         January 17, 2007 correspondence between Paktel CTO and Pakcom CTO re: final Pakcom/Paktel split proposal (provided on January 19, 2007 to Purchaser).

3

Exhibit C

Form of Inter-Company Debt Discharge and Release

Dated [•] 2007

(1)    PAKTEL LIMITED (the “Borrower”)

(2)    MILLICOM INTERNATIONAL CELLULAR S.A.
(the “Lender”)

DEED OF RELEASE

relating to the Agreements listed in the
Schedule

48

THIS DEED OF RELEASE is made on [•] 2007

BETWEEN:

(1)                     PAKTEL LIMITED a company incorporated in Pakistan as the borrower (the “Borrower”) under the Agreements (as defined below); and

(2)                     MILLICOM INTERNATIONAL CELLULAR S.A. as the lender (the “Lender”) under the credit facility agreements listed in the Schedule (the “Agreements”).

WHEREAS:

(A)                 The Borrower and the Lender have entered into the Agreements on the terms and conditions set out in the Agreements.

(B)                   In connection with the acquisition (the “Acquisition”) of a controlling interest in the Borrower by China Mobile Communications Corporation from an affiliate of the Lender, the Lender  proposes  to  discharge  and   release  the  Borrower’s  obligations   under  the Agreements.

NOW THIS DEED WITNESSES as follows:

1.                         RELEASE

The Lender hereby unconditionally and irrevocably releases and discharges the Borrower from all of its obligations and liabilities under the Agreements.

2.                         GOVERNING LAW

This Deed is governed by and shall be construed in accordance with English law.

3.                         THIRD PARTIES

A person who is not a party to this Deed has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any of its terms.

4.                         COUNTERPARTS

This Deed may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Deed.

5.                         EXECUTION AS A DEED

It is the intention of the parties to this Deed that this Deed be executed as a deed notwithstanding the fact that any of them may only execute this Deed under hand.

49

IN WITNESS whereof this Deed has been duly executed the day and year first before written.

MILLICOM INTERNATIONAL CELLULAR S.A.	)

as the Lender under each of the Agreements	)

(Authorised signatory)

(Authorised signatory)

PAKTEL LIMITED	)

as the Borrower under each of the Agreements	)

(Authorised signatory)

(Authorised signatory)

50

SCHEDULE

AGREEMENTS

Agreement	Amount (in millions)	Execution Date
Credit Facility Agreement	US$11.1	September 2, 2004
Credit Facility Agreement	US$10	November 2, 2004
Credit Facility Agreement	US$22.5	April 15, 2005
Credit Facility Agreement	US$5	August 11, 2005
Credit Facility Agreement	US$15	October 19, 2005
Credit Facility Agreement	US$17	December 9, 2005
Credit Facility Agreement	US$15	February 20, 2006
Credit Facility Agreement	US$15	April 10, 2006
Credit Facility Agreement	US$2.5	May 24, 2006
Credit Facility Agreement	US$10.5	June 9, 2006
Credit Facility Agreement	US$2	December 11, 2006

51